UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07763

LITMAN GREGORY FUNDS TRUST

(Exact name of registrant as specified in charter)

1676 N. California Blvd., Suite 500

Walnut Creek, CA 94596

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)

Jeremy L. DeGroot

1676 N. California Blvd., Suite 500

Walnut Creek, CA 94596

Registrant’s telephone number, including area code: (925) 254-8999

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Item 1. Report to Shareholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”):

Annual Report

PartnerSelect Equity Fund (FKA Litman Gregory Masters Equity Fund)

PartnerSelect International Fund (FKA Litman Gregory Masters International Fund)

PartnerSelect Oldfield International Value Fund

PartnerSelect SBH Focused Small Value Fund

PartnerSelect Alternative Strategies Fund (FKA Litman Gregory Masters Alternative Strategies Fund)

PartnerSelect High Income Alternatives Fund (FKA Litman Gregory Masters High Income Alternatives Fund)

December 31, 2020

PartnerSelect Concept

Investment Philosophy: Alternative Strategies and High Income Alternatives Fund

The Alternative Strategies Fund and the High Income Alternatives Fund were created based on the following fundamental beliefs:

First, Litman Gregory believes it is possible to identify investment managers who will deliver superior long-term performance relative to their passive benchmarks and peer groups. This belief is based on Litman Gregory’s extensive experience evaluating managers and mutual funds on behalf of their clients. The managers in these funds were chosen for their specialized and demonstrated expertise, as well as for their complementary, non-correlated investment approaches.

Second, not only do we want high-quality managers, but we want to offer access to them at an acceptable cost. We spent years engaged in research to find the right mix of managers we believe can deliver on both fronts.

Third, these funds don’t seek to simply replicate what each manager is already doing elsewhere, but to bring investors additional value-add through flexibility, and the ability to be more opportunistic.

The PartnerSelect Alternative Strategies Fund Concept

The Alternative Strategies Fund is a multi-manager fund that combines alternative and absolute-return-oriented strategies chosen based on Litman Gregory’s conviction that each individual strategy is compelling and that collectively the overall fund portfolio is well-diversified. This fund is intended to complement traditional stock and bond portfolios by offering diversification, seeking to reduce volatility, and to potentially enhance returns relative to various measures of risk.

This fund will contain many risk-control factors including the selection of strategies that seek lower risk exposure than conventional stock or stock-bond strategies, the risk-sensitive nature of the managers, the skill of the managers, and the overall strategy diversification.

Typically, each manager will run between 18% to 25% of the portfolio, but Litman Gregory may tactically alter the managers’ allocations to attempt to take advantage of particularly compelling opportunities for a specific strategy or to further manage risk. We will have a high hurdle for making a tactical allocation shift and don’t expect such top-down shifts to happen frequently.

The PartnerSelect High Income Alternatives Fund Concept

The High Income Alternatives Fund is a multi-managed fund created to include multiple types of income-producing investments that could improve returns and diversify risks while playing an important strategic role in navigating interest rate and credit cycles.

We partnered with skilled, experienced managers running differentiated strategies. Each offers access to alternative sources of income that clients may otherwise not own, or to which they may be under-allocated. We seek to generate a high level of income with an eye toward capital preservation—meaning that we don’t want to chase high income without consideration for valuations and risk.

Investment Philosophy: The Equity Funds

Our equity funds are based on two fundamental beliefs:

First, it is possible to identify investment managers who will deliver superior long-term performance relative to their passive benchmarks and peer groups. This belief is based on our extensive experience evaluating stock pickers and mutual funds on behalf of our investment management clients.

Second, that most stock pickers have an unusually high level of conviction in only a small number of stocks and that a portfolio limited to these stocks will, on average, outperform a more diversified portfolio over a market cycle. However, most stock pickers typically manage portfolios that are diversified beyond these highest-conviction holdings in order to reduce risk and to facilitate the management of the larger amounts of money they oversee.

The Concept Behind Our Equity Funds

Based on the above beliefs, these funds seek to isolate the stock-picking skills of a group of highly regarded investment managers. To meet this objective, the funds are designed with both risk and return in mind, placing particular emphasis on the following factors:

•	We only choose stock pickers we believe to be exceptionally skilled.

•	Each stock picker runs a very concentrated sub-portfolio of not more than 15 of his or her “highest-conviction” stocks.

•	Although each manager’s portfolio is concentrated, our equity funds seek to manage risk partly by building diversification into each fund.

¡	The Equity and International funds offer diversification by including managers with differing investment styles and market-cap orientations.

•

We believe that excessive asset growth often results in diminished performance. Therefore, each fund may close to new investors at a level that Litman Gregory believes will preserve each manager’s ability to effectively implement the PartnerSelect concept. If more sub-advisors are added to a particular fund, the fund’s closing asset level may be increased.

Diversification does not assure a profit or protect against a loss in a declining market.

ii	Litman Gregory Funds Trust

This report is intended for shareholders of the funds and may not be used as sales literature unless preceded or accompanied by a current prospectus for the PartnerSelect Funds. Statements and other information in this report are dated and are subject to change.

Litman Gregory Fund Advisors, LLC has ultimate responsibility for the funds’ performance due to its responsibility to oversee its investment managers and recommend their hiring, termination and replacement.

Table of Contents	1

Litman Gregory Fund Advisors’

Commitment to Shareholders

We are deeply committed to making each PartnerSelect Fund a highly satisfying long-term investment for shareholders. In following through on this commitment we are guided by our core values, which influence four specific areas of service:

First, we are committed to the PartnerSelect concept.

•

We will only hire managers who we strongly believe will deliver exceptional long-term returns relative to their benchmarks. We base this belief on extremely thorough due diligence research. This not only requires us to assess their stock-picking skills, but also to evaluate their ability to add incremental performance by investing in a concentrated portfolio of their highest conviction ideas.

•

We will monitor each of the managers so that we can maintain our confidence in their ability to deliver the long-term performance we expect. In addition, our monitoring will seek to assess whether they are staying true to their PartnerSelect Funds mandate. Consistent with this mandate, we focus on long-term performance evaluation so that the PartnerSelect managers will not be distracted by short-term performance pressure.

Second, we will do all we can to ensure that the framework within which our stock pickers do their work further increases the odds of success.

•	Investments from new shareholders in each fund are expected to be limited so that each fund’s asset base remains small enough to retain flexibility to add value.

•

The framework also includes the diversified multi-manager structure that makes it possible for each manager to invest, when appropriate, in an opportunistic manner knowing that the potential volatility within his or her portfolio will be diluted at the fund level by the performance of the other managers. In this way, the multi-manager structure seeks to provide fund-level diversification.

•

We will work hard to discourage short-term speculators so that cash flows into the funds are not volatile. Lower volatility helps prevent our managers from being forced to sell stocks at inopportune times or to hold excessive cash for non-investment purposes.

Third, is our commitment to do all we can from an operational standpoint to maximize shareholder returns.

•

We will remain attentive to fund overhead, and whenever we achieve savings we will pass them through to shareholders. For example, we have had several manager changes that resulted in lower sub-advisory fees to our funds. In every case we have passed through the full savings to shareholders in the form of fee waivers.

•

We will provide investors with a low minimum, no-load, no 12b-1 Institutional share class for all PartnerSelect Funds, and a low minimum, no-load Investor share class for the Alternative Strategies and High Income Alternatives funds

•

We also will work closely with our managers to make sure they are aware of tax-loss selling opportunities (only to be taken if there are equally attractive stocks to swap into). We account for partial sales on a specific tax lot basis so that shareholders will benefit from the most favorable tax treatment. The goal is not to favor taxable shareholders over tax-exempt shareholders but to make sure that the managers are taking advantage of tax savings opportunities when doing so is not expected to reduce pre-tax returns.

Fourth, is our commitment to communicate honestly about all relevant developments and expectations.

•	We will continue to do this by providing thorough and educational shareholder reports.

•	We will continue to provide what we believe are realistic assessments of the investment environment.

Our commitment to PartnerSelect Funds is also evidenced by our own investment. Our employees have, collectively, substantial investments in the funds, as does our company retirement plan. In addition, we use the funds extensively in the client accounts of our investment advisor practice (through our affiliate Litman Gregory Asset Management, LLC). We have no financial incentive to do so because the fees we receive from PartnerSelect Funds held in client accounts are fully offset against the advisory fees paid by our clients. In fact, we have a disincentive to use the funds in our client accounts because each PartnerSelect Fund is capacity constrained (they may be closed as mentioned above), and by using them in client accounts we are using up capacity for which we may not be paid. But we believe these funds offer value that we can’t get elsewhere and this is why we enthusiastically invest in them ourselves and on behalf of clients.

While we believe highly in the ability of the Funds’ sub-advisors, our commitments are not intended as guarantees of future results.

While the funds are no-load, there are management fees and operating expenses that do apply, as well as a 12b-1 fee that applies to Investor class shares. Please refer to the prospectus for further details.

Diversification does not assure a profit or protect against loss in a declining market.

Must be preceded or accompanied by a prospectus.

2	Litman Gregory Funds Trust

Must be preceded or accompanied by a prospectus.

Effective July 31, 2020 the name of the Litman Gregory Masters Funds was changed to PartnerSelect Funds.

Each of the funds may invest in foreign securities. Investing in foreign securities exposes investors to economic, political, and market risks and fluctuations in foreign currencies. Each of the funds may invest in the securities of small companies. Small-company investing subjects investors to additional risks, including security price volatility and less liquidity than investing in larger companies. Debt obligations of distressed companies typically are unrated, lower rated, in default or close to default and may become worthless. The International Fund will invest in emerging markets. Investments in emerging market countries involve additional risks such as government dependence on a few industries or resources, government-imposed taxes on foreign investment or limits on the removal of capital from a country, unstable government, and volatile markets. Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in mortgage-backed securities include additional risks that investor should be aware of including credit risk, prepayment risk, possible illiquidity, and default, as well as increased susceptibility to adverse economic developments. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. The funds may invest in master limited partnership units. Investing in MLP units may expose investors to additional liability and tax risks. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. The funds may make short sales of securities, which involves the risk that losses may exceed the original amount invested.

The Morningstar Rating for funds, or “star rating”, is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed products monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five, and 10-year (if applicable) Morningstar Rating metrics. The weights are 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10 year overall rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods. PartnerSelect Alternative Strategies Fund was rated against the following numbers of Multialternative funds over the following time periods as of 12/31/2020: 244 funds in the last three years, and 189 funds in the last five years. With respect to these Multialternative funds, PartnerSelect Alternative Strategies (MASFX) received a Morningstar Rating of 4 stars and 4 stars for the three- and five-year periods, respectively. Ratings for other share classes may be different. Morningstar rating is for the Institutional share class only; other classes may have different performance characteristics. The Investor share class received a rating of 3 stars and 4 stars for the three- and five-year periods, respectively. © 2021 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The PartnerSelect International Fund uses the iShares MSCI AWCI ex U.S. ETF for weightings comparisons because of its readily available information. We believe this particular ETF is the most relevant to our fund and is widely recognized by investors. The iShares MSCI ACWI ex U.S. ETF seeks to track the investment results of an index composed of large- and mid-capitalization non-U.S. equities Its expenses are 0.34% gross and 0.32% net. It may invest up to an aggregate amount of 15% of its assets in illiquid investments. An investment in the ETF is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates. As with any investment, you could lose all or part of your investment in the ETF and the ETF’s performance could trail that of other investments. The ETF intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn.

Merger arbitrage investments risk loss if a proposed reorganization in which the fund invests is renegotiated or terminated.

Investments in absolute return strategies are not untended to outperform stocks and bonds during strong market rallies.

Multi-investment management styles may lead to higher transaction expenses compared to single investment management styles. Outcomes depend on the skill of the sub-advisors and advisor and the allocation of assets amongst them.

Past performance does not guarantee future results.

Mutual fund investing involves risk; loss of principal is possible.

Performance discussions for the Alternative Strategies Fund and the High Income Alternatives Fund are specifically related to the Institutional share class.

Fund Summary	3

Some of the comments are based on current management expectation and are considered “forward-looking statements”. Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statement by words such as “estimate”, “may”, “expect”, “should”, “could”, “believe”, “plan”, and similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Sharpe ratio is the measure of a fund’s return relative to its risk. The Sharpe ratio uses standard deviation to measure a fund’s risk-adjusted returns. The higher a fund’s Sharpe ratio, the better a fund’s returns have been relative to the risk it has taken on. Because it uses standard deviation, the Sharpe ratio can be used to compare risk-adjusted returns across all fund categories. The Fund’s Sharpe ratio ranked 1 out of 95 in its Peer Group, US OE Mulitalternative Morningstar Category from 10/1/2011 to 12/31/2020. Past performance is no guarantee of future results.

See pages 10, and 20 for each fund’s top contributors. See pages 11, and 22 for each fund’s portfolio composition. See pages 40 for the Alternative Strategies Fund’s individual strategy portfolio allocations. See pages 90 for the High Income Alternative Fund’s individual strategy portfolio allocations. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Diversification does not assure a profit or protect against a loss in a declining market.

Leverage may cause the effect of an increase or decrease in the value of the portfolio securities to be magnified and the fund to be more volatile than if leverage was not used.

References to other mutual funds should not be interpreted as an offer of these securities.

Litman Gregory Fund Advisors LLC has ultimate responsibility for the performance of the PartnerSelect Funds due to its responsibility to oversee the investment managers and recommend their hiring, termination and replacement.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and it is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Funds nor any of their representatives may give legal or tax advice.

Please see page 156 for index definitions. You cannot invest directly in an index.

Please see page 158 for industry definitions.

4	Litman Gregory Funds Trust

PartnerSelect Funds’ Performance

	Average Annual Total Returns
Institutional Class Performance as of 12/31/2020	3-Month	1-Year	3-Year	5-Year	10-Year	Since Inception
PartnerSelect Equity Fund (12/31/96)	20.20%	19.52%	11.15%	13.25%	11.58%	8.77%
Russell 3000 Index	14.68%	20.89%	14.49%	15.43%	13.79%	9.19%
Morningstar Large Blend Category Average	12.67%	14.82%	11.46%	12.92%	11.54%	7.54%
Gross Expense Ratio: 1.35% Net Expense Ratio as of 4/29/2020*: 1.24%

PartnerSelect International Fund (12/1/97)	26.96%	5.02%	2.76%	5.05%	3.68%	6.99%
MSCI ACWI ex-U.S. Index	17.01%	10.65%	4.88%	8.93%	4.92%	5.60%
MSCI EAFE Index	16.05%	7.82%	4.28%	7.45%	5.51%	5.14%
Morningstar Foreign Large Blend Category Average	15.68%	9.07%	4.19%	7.38%	4.95%	4.41%
Gross Expense Ratio: 1.36% Net Expense Ratio as of 4/29/2020*: 1.12%

PartnerSelect Alternative Strategies Fund (9/30/2011)	5.84%	6.30%	4.15%	4.76%	n/a	4.92%
3-Month LIBOR	0.06%	0.67%	1.81%	1.49%	n/a	0.95%
Bloomberg Barclays Aggregate Bond Index	0.67%	7.51%	5.34%	4.44%	n/a	3.43%
Morningstar Multialternative Category Average	4.80%	1.15%	1.23%	2.02%	n/a	1.84%
HFRX Global Hedge Fund Index	5.11%	6.81%	2.67%	3.29%	n/a	2.34%
Russell 1000 Index	13.69%	20.96%	14.82%	15.60%	n/a	16.44%
Gross Expense Ratio as of 4/29/2020: 1.63%

Net Expense Ratio as of 4/29/2020: 1.35%	The Net Expense Ratio reflects a contractual fee waiver and/or expense reimbursement, which is in place through 4/30/2021. See the Fund’s prospectus for more information.
Adjusted Expense Ratio as of 4/29/2020: 1.30%	The Adjusted Expense Ratio is the same as the Net Expense Ratio exclusive of certain investment expenses, such as interest
expense from borrowings and repurchase agreements, dividend
expense from investments on short sales, and acquired fund fees
	and expenses.

PartnerSelect High Income Alternatives Fund (9/28/2018)	6.49%	5.62%	n/a	n/a	n/a	4.71%
Bloomberg Barclays Aggregate Bond Index	0.67%	7.51%	n/a	n/a	n/a	7.92%
ICE BofAML U.S. High Yield TR USD Index	6.48%	6.17%	n/a	n/a	n/a	6.73%
HFRX Fixed Income—Credit Index	5.38%	11.31%	n/a	n/a	n/a	6.24%
Gross Expense Ratio as of 4/29/2020: 1.89%

Net Expense Ratio as of 4/29/2020: 1.48%	The Net Expense Ratio reflects a contractual fee waiver and/or expense reimbursement, which is in place through 4/30/2021. See the Fund’s prospectus for more information.
Adjusted Expense Ratio as of 4/29/2020: 0.98%	The Adjusted Expense Ratio is the same as the Net Expense Ratio exclusive of certain investment expenses, such as interest
expense from borrowings and repurchase agreements, dividend
expense from investments on short sales, and acquired fund fees
	and expenses.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.partnerselectfunds.com.

The performance quoted does not include a deduction for taxes that a shareholder would pay on distributions or the redemption of fund shares.

*Gross and net expense ratios per the Prospectus dated 4/29/2020. There are contractual fee waivers in effect through 4/30/2021. Indexes are unmanaged, do not incur expenses, taxes or fees and cannot be invested in directly.

MSCI index returns source: MSCI. Neither MSCI nor any other party involved in or related to compiling, computing, or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability, or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates, or any third party involved in or related to compiling, computing, or creating the data have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent. Source note: Returns prior to 1999 are the MSCI ACWI ex-US GR index. Returns from 1999 onwards are MSCI ACWI ex-US NR index.

Fund Summary	5

Dear Fellow Shareholder,

The past year was tragic and turbulent in many ways. Yet, global stocks (MSCI ACWI Index) ended the year at all-time highs with a 16.3% gain. It hardly needs saying, but during the dark days of March, with pandemic fears rampant and the global economy falling off a cliff, very few if any market observers would have predicted this outcome. We wouldn’t have either, but then, we avoid short-term market predictions about any event. What we did write in concluding our first quarter client investment commentary was: “Stay the course.” This is generally wise (albeit clichéd) advice for long-term investors following a disciplined investment strategy. And it proved prescient once again.

In 2020, U.S. stocks led the major equity markets. The S&P 500 500 Index gained 18.4% and the Russell 2000 Index shot up 20.0% for the year. Growth stocks again crushed value stocks, with the Russell 1000 Growth Index beating the 1000 Value index by an astounding 35 percentage points. Developed international stocks (MSCI EAFE Index) gained 7.8% for the year. Emerging-market (EM) stocks (MSCI Emerging Markets Index) rose 18.3%.

In a reversal from the full-year results, foreign stock markets were particularly strong in the fourth quarter, with gains in the mid-teens, outperforming the S&P 500 by several percentage points. Value stocks also beat growth stocks and small caps trounced large caps. Riskier assets in general got a boost from the resolution of presidential election uncertainty and surprisingly positive Phase 3 COVID-19 vaccine results announced in early November.

The comforting full-year returns masked the incredible volatility and stress investors faced earlier in the year. Stock markets around the world were down between 30% and 40% from January 1 to the market bottom on March 23, in what was the quickest/sharpest bear market in history. From that low point, stocks skyrocketed into year-end. The S&P 500, developed international, and EM stock indexes all roared back more than 65%. Small-cap U.S. stocks soared nearly 100%.

Moving on to fixed-income, core bonds (Bloomberg Barclays Aggregate Bond Index) gained a strong 7.5% for the year, providing positive returns both during and after the market crisis period. The 10-year Treasury yield touched an all-time low of 0.5% in August and ended the year at 0.93%, roughly a full percentage point below where it started 2020.

In the credit markets, high-yield bonds (ICE BofAML U.S. High Yield TR USD Index ) posted a 6.2% gain, and materially outperformed core bonds during the last three quarters of the year. Credit markets in general still have some ground to make up from the tremendous dislocations in March before the Federal Reserve rode to the rescue.

The PartnerSelect Funds posted very strong returns in the second half of 2020. The PartnerSelect International Fund gained 36.1%, outperforming the 24.3% return for the MSCI ACWI ex USA Index and the 21.6% return for MSCI EAFE. The PartnerSelect Equity Fund gained 29.2%, beating the 25.2% return for the Russell 3000 Index and the 22.2% return for the S&P 500 Index. The PartnerSelect Alternative Strategies Fund gained 9.0%, compared to 0.1% for 3-Month Libor and 7.0% for the Morningstar Multialternative category. PartnerSelect High Income Alternatives gained 11.2%, compared to 1.3% for the Bloomberg Barclays Aggregate Bond Index and 11.5% for the BofA Merrill Lynch U.S. High-Yield Cash Pay Index.

For the full year, the International Fund gained 5.0%, trailing its index benchmarks. The Equity Fund gained 19.5%, slightly behind the Russell 3000 Index but ahead of the S&P 500 Index. The Alternative Strategies Fund returned 6.3%, outgaining both the 0.7% return for 3-month LIBOR and the 1.2% return for the Morningstar Multialternative category. Finally, the High Income Alternatives Fund gained 5.6%, compared to a 7.5% return for the Bloomberg Barclays Aggregate Bond Index, 6.2% for the High-Yield index.

Please see the individual fund annual reports for additional performance details and portfolio commentary.

We are also excited about the recent launches of our two newest funds: PartnerSelect SBH Focused Small Value Fund and PartnerSelect Oldfield International Value Fund.

We believe the PartnerSelect Funds can fill a valuable role within a diversified investment portfolio. Each of the PartnerSelect Funds is sub-advised by highly disciplined, experienced, and skilled investors who we believe can outperform their benchmark over a market cycle. On our equity funds, each manager runs a distinctive, concentrated, high-conviction stock portfolio, with the goal of materially outperforming their respective market index over the long term. Our Alternative Strategies Fund can serve as a core, all-weather, lower-risk yet opportunistic holding that provides access to proven managers and strategies, differentiated sources of return, and beneficial diversification relative to traditional bond and stock investments. The High Income Alternatives Fund is intended to be a complement to traditional fixed-income allocations, seeking long-term returns that are significantly higher than core fixed-income and comparable to high-yield bonds, but with lower volatility and downside risk than high-yield due to the fund’s diversified sources of return and manager flexibility.

As always, we thank you for your continued trust and confidence. Our commitment and confidence are reflected in the collective personal investments in the funds by Litman Gregory principals, employees, and the funds’ trustees of over $20 million, as of December 31, 2020.

6	Litman Gregory Funds Trust

We wish everyone a healthy, happy, and prosperous new year.

Sincerely,

Jeremy DeGroot, President and Portfolio Manager

Jack Chee, Portfolio Manager

Rajat Jain, Portfolio Manager

Jason Steuerwalt, Portfolio Manager

Fund Summary	7

PartnerSelect Equity Fund

The PartnerSelect Equity Fund returned 19.52% in 2020, underperforming the 20.89% return for the Russell 3000 Index benchmark but firmly outpacing the 14.82% return for the Morningstar Large Blend category. The fund also outperformed the S&P 500 Index, which was up 18.40% last year. Since the fund’s inception on December 31, 1996, its 8.77% annualized return slightly trails the Russell benchmark but is ahead of its peer group’s 7.54% return.

Performance as of 12/31/2020
	Average Annual Total Returns
	Three Month	One- Year	Three- Year	Five- Year	Ten- Year	Since Inception
PartnerSelect Equity Fund (12/31/96)	20.20%	19.52%	11.15%	13.25%	11.58%	8.77%
Russell 3000 Index	14.68%	20.89%	14.49%	15.43%	13.79%	9.19%
Morningstar Large Blend Category*	12.67%	14.82%	11.46%	12.92%	11.54%	7.54%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain standardized performance of the funds, and performance as of the most recently completed calendar month, please visit www.partnerselectfunds.com. As of the prospectus dated 4/29/2020, the gross and net expense ratios were 1.35% and 1.24%, respectively. There are contractual fee waivers in effect through April 30, 2021.

Performance of Managers

Performance across the sub-advisors was wide-ranging in 2020—largely driven by the enormous gap between value and growth indexes. Five of the six managers outperformed their respective benchmarks during the full calendar year. The fund’s sole growth manager, Sands Capital, was the top-performing manager in 2020 with a gain of 57.70%, trouncing their benchmark’s 38.49% return. On the value side, all three sub-advisors benchmarked to a value index also outperformed last year. (Returns are net of sub-advisor management fees.) The performance of the two blend managers was mixed relative to their S&P 500 benchmark.

Dick Weiss of Wells Capital retired on October 15, 2020. He was on the fund since its 1996 inception, and over that nearly 24-year period, he outperformed his Russell 3000 benchmark by four and half percentage points, annualized. We are grateful for his partnership and his contributions to the fund.

Key Performance Drivers

For the 2020 calendar-year period, relative to the Russell 3000 Index, sector allocations contributed to fund performance, while stock selection detracted value. An overweight to consumer discretionary was the standout contributor. An overweight to underperforming financials detracted from relative performance, as did an underweight to information technology, the best-performing sector in the period. Contributions from stock selection were strongest in the communication services sector, while it was weakest in consumer discretionary.

It is important to understand that the portfolio is built stock by stock and that sector weightings are a residual of the bottom-up fundamental stock-picking process employed by each sub-advisor. That said, we do report on the short-term relative performance of both sector weights and stock selection to help shareholders understand the drivers of recent performance. It is also important to remember that the performance of a stock over a relatively short period tells us nothing about whether it will be a successful position; that is only known at the point when the stock is sold.

The fund’s largest gainer in 2020 was Sea Ltd. The stock price increased over 400% last year. The position is owned by Mike Sramek of Sands Capital. Sea is a leading Internet company in Southeast Asia that operates Garena, a popular video game publishing platform, and Shopee, an emerging ecommerce platform. The region benefits from several secular trends—including rising consumer wealth, ecommerce adoption, and gaming—that Sands believes will support strong growth for Sea’s core businesses. Garena is the region’s top game publisher in terms of revenue and user base, with exclusive regional distribution rights for several popular titles. In addition to the large regional gaming user base, Sands believes Sea benefits from its strategic partnership with Tencent Holdings, China’s largest gaming and social-media company (which is also a current holding in Sands’s sleeve). Garena is also the leading regional advocate and organizer of esports—large, organized gaming competitions—which are experiencing rapid traction globally. In addition to Garena, Shopee provides an additional long-term growth opportunity. Shopee has become one of Southeast Asia’s largest e-commerce platforms in terms of gross merchandise volume and has taken a leadership position in several high-margin and fast-growing categories.

Netflix was another top contributor last year with a 67.11% gain. This stock is owned by Sramek and Bill Nygren of Harris Associates. Netflix is the largest global video streaming service by subscribers. Sramek says their research indicates that on-demand viewing is becoming a preferred way to access entertainment, and they expect on-demand video streaming services will reach 90 percent penetration of broadband homes worldwide over the next five to 10 years. Already the leading service in the United States., it is Sands’s expectation that Netflix’s international expansion opportunity will be its primary long-term growth driver. Nygren says they like that Netflix’s significant

8	Litman Gregory Funds Trust

spending on programming requires little incremental investment as new users subscribe, and think superior content provides a formidable barrier to entry. Netflix has added more subscribers year-over-year since launching its streaming business, and Nygren believes this growth will be perpetuated by increasing broadband penetration, more robust payments infrastructure, the proliferation of smart TVs, and reinvestment into content.

Two positions in the financial sector, Charles Schwab and Chubb, added value after both gaining 44% last year thanks to well-timed purchases by the teams at Nuance Investments and Fiduciary Management. Both teams have a position in each stock—both of whom first purchased Schwab in March 2020. Scott Moore and Chad Baumler of Nuance Investments note that with around $6.0 trillion of client assets following the TD Ameritrade acquisition, they believe Schwab is a leading provider of a variety of financial services to individual investors, independent investment managers, retirement plans and institutions. In their view, Schwab was under-earning primarily due to the low interest-rate environment and synergies that were yet to be realized from their acquisition of TD Ameritrade. Pat English and Jonathan Bloom of FMI say their initial thesis on Schwab was that the revenue mix shifting toward cash monetization would cause the business to be less cyclical, while also driving lower competitive intensity. This played out in early 2020 as rates declined but investors swiftly moved to more cash to protect their portfolios, helping to buffer the earnings hit. This helped confirm FMI’s thesis, while the shares sold off dramatically over fear of the earnings decline from lower rates. Quarter after quarter, the company worked through the impact of lower rates and should be at trough net interest margins over the coming quarters. This, combined with the prospect of higher interest rates and steady progress on the TD Ameritrade merger caused the stock to perform well since their initial purchase.

English and Bloom also purchased Chubb during the second quarter of 2020. Their initial thesis on Chubb rested on the company’s ability to deploy excess capital into premium growth following the completion of the Chubb/Ace merger. They had increased conviction over the course of the year given their belief that COVID-19-driven losses would be easily manageable for Chubb. Moreover, English and Bloom believe its underwriting-focused culture would benefit it relative more as industry losses led to better commercial property and casualty pricing. This should drive improving earnings and book value growth. Increasing visibility into COVID-19 claims combined with the accelerating pricing environment and a rise in interest rates caused the shares to perform well from their initial purchase. In spite of the strong performance, they still view the valuation of 1.3x price to book and 13.7x forward earnings as attractive, especially in the context of a very expensive market.

Another top performer in 2020 was Howmet Aerospace. Clyde McGregor of Harris Associates initiated a position early in the second quarter as the share price was still reeling from the broad market selloff. McGregor appreciates Howmet’s strong market positions across various aerospace component categories as a sole source provider within a number of product lines. The company possesses an attractive long-term growth profile, in McGregor’s view, as the industry build rate is expected to grow at 5% for a decade. Despite the challenging operating environment, overall earnings margins declined just 280 basis points to 14.4%. Growth within the defense segment and better relative performance from the company’s industrial segment helped to soften the blow from lower aircraft and heavy-duty truck production rates. Although the company faces temporary challenges, McGregor and the Harris team believe co-CEO John Plant is well equipped to lead the company through this volatile market environment.

Two of the fund’s largest detractors in 2020 were airline companies. Going into the year, the fund had a position in both American Airlines and Southwest Airlines. Both stocks are no longer in the fund. Nygren eliminated his position in American Airlines in the first quarter. In the latter part of January 2020, American Airlines Group reported fourth-quarter results that aligned with market expectations. Nygren was pleased that the company’s operational performance improved despite disruptions caused by the Boeing MAX aircraft grounding and ongoing contract negotiations with the Transport Workers Union and International Association of Mechanics and Aerospace Workers (fortunately, American Airlines and union members reached a tentative agreement on the last day of January). However, the share price of American Airlines plunged in February along with share prices of other travel-related firms from escalating concerns over the spread of COVID-19. Ultimately, Nygren sold out of American Airlines in favor of other investments he believed had healthier risk/reward profiles.

McGregor eliminated his position in Southwest Airlines in the fourth quarter. The COVID-19 pandemic significantly pressured share prices of travel-related companies during the first quarter, including Southwest Airlines. The company’s second-quarter results released in July included a revenue decline of 83% from the prior year due to a 90-95% reduction in business travel revenue and a 55% reduction in overall capacity. Although demand strengthened each month sequentially from April through June, trends stalled in July with the resurgence in COVID-19 cases. Management expected air travel demand to remain depressed until a vaccine or therapeutics become available. Even though Southwest’s leadership team commendably worked to manage factors under its control, McGregor decided to sell their shares and deployed the proceeds to holdings he believes possess better risk/reward profiles.

Three other top detractors of 2020 were in the financials sector. Fairfax Financial, HDFC Bank, and Wells Fargo all fell in-excess of 40% in the fund last year. English and Bloom say their initial thesis on Fairfax rested on Prem Watsa’s ability to earn excess returns through strong investment performance. Throughout recent years and increasingly in 2020, they began to call into question Fairfax’s investment decisions. Fairfax has always relied heavily on investment performance to drive returns as their insurance operations are only modestly profitable. Recently, Watsa began the process of handing over the investment reigns to a new generation of professionals. Although English and Bloom still believe in Watsa’s investment philosophy, a number of suboptimal investment decisions combined with personnel turnover led to lower conviction in Fairfax’s ability to drive book value per share growth in the future. They still believe it is a viable, profitable insurance operation that will benefit from the developing hard market and thus is undervalued at only 0.8x price to book. Nonetheless, their lower

Fund Summary	9

conviction in the investment team meant it doesn’t qualify as a best idea. Given this, they decided to trim and eventually sell the entire position. The proceeds from the sale were primarily reallocated to investments in Chubb and Charles Schwab.

HFDC Bank, owned by Sramek, is India’s largest private-sector bank, with a customer base of approximately 40 million. HDFC Bank’s decline over the past year is largely attributable to the COVID-19 outbreak, which raised concerns about lending growth, interest margins, and asset quality for the entire Indian financial services sector. Spanning every Indian geography, HDFC Bank’s retail footprint of nearly 5,000 branches has contributed to its leading position in every major retail-lending segment, including auto loans, credit cards, and personal loans. Corporate lending accounts for approximately half of HDFC Bank’s loan book, and most loans are made to high-quality blue chip and middle-market companies. Outside of lending activities, the bank is a major distributor and provider of other financial products and services, such as insurance, asset management, and corporate finance. Growth is further supported by what Sramek believes is a secular shift underway in India; while state-owned banks have historically dominated the corporate-lending market, they are becoming increasingly burdened by impaired assets. He expects private-sector banks to double their loan market share at the expense of public-sector banks over the next decade, and he believes that HDFC Bank is positioned well to benefit from this shift.

Wells Fargo, owned by Chris Davis and Danton Goei of Davis Advisors, fell 41.66% in 2020. They continue to have a large allocation to financials in their sleeve and believe current share prices of companies they own understate the true long-term earnings power, particularly in a post-COVID world. A real inefficiency lies in the stark difference between the market’s pricing-in of worst-case scenarios–essentially a repeat of the 2008-2009 crisis–and the reality today as they see it. The earnings power and capital buffer of these financial businesses, such as Wells Fargo, are more substantial and durable than meets the eye. Davis and Goei think it is very conceivable that COVID-19 could end up an income statement phenomenon in the near term, but not an existential threat to balance sheets, which have been accumulating capital for a decade or more.

Top 10 Individual Contributors as of the Year Ended December 31, 2020
Company Name	Fund Weight (%)	Benchmark Weight (%)	12-Month Return (%)	Contribution to Return (%)	Economic Sector
Amazon.com Inc.	4.21	3.53	76.26	2.26	Consumer Discretionary
Sea Ltd. ADR	1.30	0.00	401.39	2.23	Communication Services
ServiceNow Inc.	2.24	0.00	94.97	1.38	Information Technology
Netflix Inc.	2.55	0.60	67.11	1.25	Communication Services
Alphabet Inc. A	3.44	1.40	30.85	0.93	Communication Services
Chubb Ltd.	1.34	0.19	44.21	0.83	Financials
Thor Industries Inc.	1.26	0.01	28.11	0.81	Consumer Discretionary
Charles Schwab Corp.	1.21	0.15	44.82	0.81	Financials
Howmet Aerospace Inc.	0.61	0.02	128.32	0.78	Industrials
Booking Holdings Inc.	2.00	0.23	16.16	0.67	Consumer Discretionary

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period. Past performance is no guarantee of future results. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Top 10 Individual Detractors as of the Year Ended December 31, 2020
Company Name	Fund Weight (%)	Benchmark Weight (%)	12-Month Return (%)	Contribution to Return (%)	Economic Sector
Concho Resources Inc.	0.67	0.04	-49.06	-0.80	Energy
Norwegian Cruise Line Holdings Ltd.	0.11	0.02	-83.70	-0.73	Consumer Discretionary
Wells Fargo & Co.	1.41	0.37	-41.66	-0.63	Financials
Nordstrom Inc.	0.39	0.01	-66.91	-0.53	Consumer Discretionary
Raytheon Technologies Corp	0.86	0.30	-34.70	-0.52	Industrials
Southwest Airlines Co.	0.72	0.07	-27.48	-0.47	Industrials
Fairfax Financial Holdings Ltd.	0.36	0.00	-45.83	-0.42	Financials
HDFC Bank Ltd.	0.20	0.00	-43.54	-0.42	Financials
Parsley Energy Inc. A	0.50	0.01	-48.24	-0.39	Energy
Arconic Inc.	0.19	0.00	-47.77	-0.39	Industrials

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period. Past performance is no guarantee of future results. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

10	Litman Gregory Funds Trust

Portfolio Mix

The Equity Fund is the result of six bottom-up stock pickers with diverse investment approaches each tasked with building highly concentrated portfolios. Therefore, the portfolio often looks quite different from its benchmark. It is common for the fund to have meaningful sector over- and/or underweights. At year-end, the fund was more than thirteen-percentage points overweight to the financials sector (24.02% vs. 10.73%), and ten-percentage points underweight to the information technology sector (16.48% vs. 27.11%).

Over the year, the fund’s allocation to the financials sector increased by over three percentage points. New positions in Charles Schwab, Chubb, Everest Re, Northern Trust, and Reinsurance Group of America lead to this year-over-year increase. The fund’s sector allocation to information technology stocks grew marginally over the year, however, much less so than the index, resulting in a larger underweight at the end of the year relative to where it was at the start of the year. The fund’s cash position decreased throughout the year, and the fund is now fully invested.

Over the course of the year, the fund’s market-cap exposure increased. Mid- and smaller-cap companies now account for about 30% of the portfolio (down from 40% at the end of 2019). Large-cap stocks make up roughly 71% of the portfolio, fifteen percentage points more than last year. The fund’s weighted-average market cap increased from $185.6 billion at the year of 2019 to $260.3 billion at the end of 2020. While its median market increased from $38.8 billion to $57.8 billion over the course of 2020. Foreign holdings also increased—making up 20% of the portfolio at the end of 2020, which is four percentage points more than the previous year-end.

By Sector

	Sector Allocation
	Fund as of 12/31/2020	Russell 3000 as of 12/31/2020
Communication Services	13.1%	9.9%
Consumer Discretionary	19.4%	12.4%
Consumer Staples	4.4%	5.9%
Energy	0.6%	2.1%
Finance	24.0%	10.7%
Health Care & Pharmaceuticals	11.2%	14.0%
Industrials	9.2%	9.2%
Information Technology	16.5%	27.1%
Materials	0.0%	2.8%
Real Estate	2.2%	3.2%
Utilities	0.0%	2.7%
Cash Equivalents & Other	-0.7%	0.0%

	100.0%	100.0%

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Fund Summary	11

By Market Capitalization	By Domicile

Market Capitalization:

Micro-Cap < $1 billion

Small-Cap $1 billion - $5 billion

Small/Mid-Cap $5 billion - $12 billion

Mid-Cap $12 billion - $35.5 billion

Large-Cap > $35.5 billion

Totals may not add up to 100% due to rounding

12	Litman Gregory Funds Trust

PartnerSelect Equity Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE	BENCHMARK
Christopher Davis Danton Goei	Davis Selected Advisers, L.P.	15%	Mostly large companies	Blend	S&P 500 Index
Pat English Jonathan Bloom	Fiduciary Management, Inc.	15%	All sizes	Blend	S&P 500 Index
Bill Nygren	Harris Associates L.P.	15%	Mostly large- and mid-sized companies	Value	Russell 3000 Value Index
Clyde McGregor	Harris Associates L.P.	15%	All sizes, but mostly large- and mid-sized companies	Value	Russell 3000 Value Index
Scott Moore Chad Baumler	Nuance Investments, LLC	10%	All sizes	Value	Russell 3000 Value Index
A. Michael Sramek	Sands Capital Management, LLC	17%	All sizes, but mostly large- and mid-sized companies	Growth	Russell 1000 Growth Index

Equity Fund Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the PartnerSelect Equity Fund from December 31, 1996 to December 31, 2020 compared with the Russell 3000 Index and Morningstar Large Blend Category.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

Fund Summary	13

PartnerSelect Equity Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2020

Shares		Value

COMMON STOCKS: 98.5%

Communication Services: 13.1%
3,535	Alphabet, Inc. - Class A*	$6,195,582
2,501	Alphabet, Inc. - Class C*	4,381,452
2,800	Charter Communications, Inc. - Class A*	1,852,340
9,508	Facebook, Inc. - Class A*	2,597,205
13,424	Netflix, Inc.*	7,258,760
33,473	Sea Ltd. - ADR*	6,662,801
35,825	Tencent Holdings Ltd.	2,605,908
26,980	Tencent Holdings Ltd. - ADR	1,939,592

		33,493,640

Consumer Discretionary: 19.4%
24,431	Alibaba Group Holding Ltd. - ADR*	5,685,827
3,366	Amazon.com, Inc.*	10,962,826
2,810	Booking Holdings, Inc.*	6,258,629
11,000	Dollar General Corp.	2,313,300
108,600	General Motors Co.	4,522,104
37,165	Hilton Worldwide Holdings, Inc.	4,134,978
37,300	Lear Corp.	5,931,819
100,000	MGM Resorts International	3,151,000
44,380	Prosus N.V. - ADR	962,602
28,355	Thor Industries, Inc.	2,636,731
43,500	TJX Cos., Inc. (The)	2,970,615

		49,530,431

Consumer Staples: 4.4%
75,181	Beiersdorf AG - ADR	1,762,994
47,517	Cal-Maine Foods, Inc.*	1,783,788
10,400	Constellation Brands, Inc. - Class A	2,278,120
22,623	Diageo Plc - ADR	3,592,759
13,419	Sanderson Farms, Inc.	1,773,992

		11,191,653

Energy: 0.6%
31,000	EOG Resources, Inc.	1,545,970

Financials: 24.1%
93,900	Ally Financial, Inc.	3,348,474
43,500	American International Group, Inc.	1,646,910
89,000	Bank of America Corp.	2,697,590
42,885	Bank of New York Mellon Corp. (The)	1,820,039
19	Berkshire Hathaway, Inc. - Class A*	6,608,485
24,350	Berkshire Hathaway, Inc. - Class B*	5,646,035
104,090	Capital One Financial Corp.	10,289,297
78,961	Charles Schwab Corp. (The)	4,188,091
27,550	Chubb Ltd.	4,240,496
42,300	Citigroup, Inc.	2,608,218
6,100	Everest Re Group Ltd.	1,427,949
13,030	JPMorgan Chase & Co.	1,655,722
7,584	MetLife, Inc.	356,069
15,734	Northern Trust Corp.	1,465,465
26,000	Reinsurance Group of America, Inc.	3,013,400
29,914	Travelers Cos., Inc. (The)	4,199,028
42,160	US Bancorp	1,964,234
136,320	Wells Fargo & Co.	4,114,138

		61,289,640

Health Care: 11.3%
46,415	DENTSPLY SIRONA, Inc.	2,430,289
7,992	DexCom, Inc.*	2,954,802

Shares		Value

Health Care (continued)
25,300	Edwards Lifesciences Corp.*	$2,308,119
5,842	ICU Medical, Inc.*	1,253,050
5,823	Illumina, Inc.*	2,154,510
57,849	Koninklijke Philips N.V.*	3,097,279
72,965	LivaNova Plc*	4,831,013
26,900	Quest Diagnostics, Inc.	3,205,673
69,217	Smith & Nephew Plc - ADR	2,918,881
10,000	UnitedHealth Group, Inc.	3,506,800

		28,660,416

Industrials: 9.2%
8,400	3M Co.	1,468,236
18,675	Carlisle Cos., Inc.	2,916,661
22,950	Carrier Global Corp.	865,674
475,000	CK Hutchison Holdings Ltd.	3,314,246
22,500	Eaton Corp. Plc	2,703,150
33,500	Ferguson Plc	4,066,893
243,000	General Electric Co.	2,624,400
110,100	Howmet Aerospace, Inc.	3,142,254
11,480	Otis Worldwide Corp.	775,474
22,950	Raytheon Technologies Corp.	1,641,155

		23,518,143

Information Technology: 14.2%
15,374	Atlassian Corp. Plc - Class A*	3,595,517
7,228	Intuit, Inc.	2,745,556
13,079	ServiceNow, Inc.*	7,199,074
21,120	Square, Inc. - Class A*	4,596,557
42,160	TE Connectivity Ltd.	5,104,311
9,837	Twilio, Inc. - Class A*	3,329,825
44,488	Visa, Inc. - Class A	9,730,860

		36,301,700

Real Estate: 2.2%
49,400	CBRE Group, Inc. - Class A*	3,098,368
94,137	Equity Commonwealth - REIT	2,568,057

		5,666,425

TOTAL COMMON STOCKS (Cost $153,172,426)		251,198,018

PREFERRED STOCK: 2.3%

Information Technology: 2.3%
85,000	Samsung Electronics Co. Ltd. - (Preference Shares)	5,758,998

TOTAL PREFERRED STOCK (Cost $2,778,154)		5,758,998

The accompanying notes are an integral part of these financial statements.

14	Litman Gregory Funds Trust

PartnerSelect Equity Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2020 (Continued)

Principal Amount		Value

SHORT-TERM INVESTMENTS: 3.6%

REPURCHASE AGREEMENTS: 3.6%
$9,077,575	Fixed Income Clearing Corp. 0.000%, 12/31/2020, due 01/04/2021 [collateral: par value $9,766,100, U.S. Treasury Bond, 1.125%, due 08/15/2040 value $9,260,682] (proceeds $9,077,575)	$9,077,575

TOTAL SHORT-TERM INVESTMENTS (Cost $9,077,575)		9,077,575

TOTAL INVESTMENTS (Cost: $165,028,155): 104.4%		266,034,591

Liabilities in Excess of Other Assets: (4.4)%		(11,107,722)

NET ASSETS: 100.0%		$254,926,869

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
*	Non-Income Producing Security.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	15

PartnerSelect International Fund

For the three months ended December 31, 2020, the PartnerSelect International Fund rose 26.96% and outperformed its two benchmarks, the MSCI ACWI ex USA Net Return Index and the MSCI EAFE Net Return Index, up 17.01% and 16.05%, respectively. The average peer in Morningstar’s foreign blend category returned 15.68% for the quarter. During the second half of 2020, the fund gained 36.10%, outperforming the 24.33% return for the MSCI ACWI ex USA Index and the 21.61% return for MSCI EAFE.

For the full calendar year, the fund gained 5.02%, lagging MSCI ACWI ex USA (up 10.65%), MSCI EAFE (up 7.82%), and its foreign blend peer group (up 9.09%).

Performance as of 12/31/2020
	Average Annual Total Returns
	Three Month Return	One Year	Three- Year	Five- Year	Ten-Year	Since Inception
PartnerSelect International Fund (12/1/1997)	26.96%	5.02%	2.76%	5.05%	3.68%	6.99%
MSCI ACWI (ex- U.S.) Index	17.01%	10.65%	4.88%	8.93%	4.92%	5.60%
MSCI EAFE Index	16.05%	7.82%	4.28%	7.45%	5.51%	5.14%
Morningstar Foreign Large Blend Category Average	15.68%	9.07%	4.19%	7.38%	4.95%	4.41%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain standardized performance of the funds, and performance as of the most recently completed calendar month, please visit www.partnerselectfunds.com. As of the prospectus dated 4/29/2020, the gross and net expense ratios were 1.36% and 1.12%, respectively. There are contractual fee waivers in effect through 4/30/2021.

MSCI index returns source: MSCI. Neither MSCI nor any other party involved in or related to compiling, computing, or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability, or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates, or any third party involved in or related to compiling, computing, or creating the data have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent. Source note: Returns prior to 1999 are the MSCI ACWI ex-US GR index. Returns from 1999 onwards are MSCI ACWI ex-US NR index.

As we have noted throughout the year, going into the pandemic the fund had a pro-cyclical bias driven by the fund sub-advisors’ bottom-up stock selection process. This hurt performance significantly in the first quarter when economies worldwide shut down. The fund lacked adequate defense for this scenario because its sub-advisors considered companies that would have defended well to be expensive, a view they all have generally held for several years now. Even names that our sub-advisors expected would defend well did not as much: As we wrote in the first quarter, aerospace supplier CAE normally would be resilient in a downturn due to its training business but was hit hard by a near-total shutdown of aviation; sales of Coke (referring to Coca Cola European Partners) would normally be very resilient in a downturn but were not when all restaurants were closed and people were stuck in their homes; and Informa would normally see its major exhibitions business hold up well, but not in a world where nobody is travelling.

16	Litman Gregory Funds Trust

On the other hand, during the pandemic, markets gravitated toward growth stocks, creating a historical divergence between growth and value stocks.

Given its pro-cyclical bias, therefore, it was good to see the fund perform so well in the fourth quarter, a period where we saw positive COVID-19 vaccine announcements from Pfizer-BioNtech and Moderna. Finally, we could see the light at the end of the tunnel, an end to this pandemic. Investors rejoiced. Cyclical stocks finally had their day in the sun.

Fund Summary	17

We still have some ways to go before we recoup performance from the first quarter. The chart below shows almost all of the fund’s relative underperformance for the year stems from around the first quarter during the height of the pandemic.

Source: FactSet Data as of 12/28/2020.

We believe ongoing vaccinations and the coordinated monetary and fiscal policies we are seeing across the globe to fight COVID-19 will ultimately help the global economy recover and enter a reflationary or expansionary mode. The International Monetary Fund expects the world’s output to expand 5.5% in 2021. We expect the fund may do well in such an environment given its portfolio positioning.

The Value Versus Growth Dichotomy

Value in our lifetimes has never underperformed growth for as long as it has in the current cycle, as the chart below shows. As value became cheaper and cheaper, even the fund’s core/blend managers gravitated away from what they considered expensive quality and growth stocks.

18	Litman Gregory Funds Trust

Source: Morningstar Direct Data as of 12/31/2020. You cannot invest directly in an index.

The value vs. growth dichotomy also explains substantially the fund’s underperformance the past five years. The fund did not have a dedicated growth manager. In hindsight, this was a mistake.

Our belief in the past was that value and growth style factors are shorter-term or cyclical factors, and it is more important to find great stock pickers who can thrive in an environment where they are free from shorter-term business and benchmark considerations to pursue great long-term performance. That belief has proved to be wrong in the market cycle we have been through. Our search for a growth manager is ongoing.

Still, leaving aside the value vs. growth debate for a moment, in a normal downturn we expect our two value-oriented and two core managers—Pictet and Lazard—to play good defense on behalf of the portfolio. COVID-19 was not a normal downturn, as we note above with the examples of CAE and Informa.

Pictet portfolio managers Fabio Paolini and Ben Beneche, reflecting on their portfolio’s underperformance, said:

“Our valuation hurdle rates have meant that a large number of (historically) quality businesses have not met our return [valuation] targets. As a result, we have often found better risk/reward in companies perhaps going through operational or financial turnarounds but for which we believe the longer-term prospects are highly attractive. Unfortunately, recent events have led to a sharp selloff of any business models perceived as ‘risky’ based on their financing or their end-market exposure to current events, or both.”

When we consider that the managers in the fund are tasked with focusing on only their highest-conviction ideas (typically 15 stocks or less) to generate great long-term absolute performance and to not worry about shorter-term volatility or tracking error versus their benchmark, and factoring in how they execute their investment discipline, it is not surprising how they were positioned going into the pandemic. They used their limited portfolio shelf-space on stocks they believed offered the best risk-reward over the long term. Our numerous discussions during the year lead us to believe the fund’s managers are executing their investment discipline in the manner we expect them to, and they are holding true to the mandate we have given them.

Performance of Managers

In the most recent quarter, three out of the four sub-advisors significantly outperformed their benchmarks while one underperformed. Net of their fee, the managers’ relative performance versus their respective benchmarks ranged from -2.53% to +17.36%.

Fund Summary	19

For the full 2020 calendar year, three out of the four sub-advisors outperformed with the relative-performance advantage ranging from 5.02% to 8.16%, net of their sub-advisory fee. The fourth manager underperformed its benchmark by 6.46 percentage points.

As of December 31, 2020, three out of the four managers are nicely ahead of their benchmarks since their respective inception dates in the fund. Their outperformance, net of their fee, ranges from two to three percentage points, annualized. The fourth manager, who has been on the fund for over four years, was hit particularly hard during the pandemic. They staged an impressive recovery in the fourth quarter, though they are behind their benchmark by 205 basis points, annualized, since their inception in the fund. In 2019, after underperforming during the market decline of the fourth quarter of 2018, this manager staged a strong recovery, which helped the fund achieve returns in the second percentile for the calendar year.

Key Performance Drivers

Below we discuss some of the key drivers of both absolute and relative performance. It is important to understand that the portfolio’s sector and country weightings are a residual of the bottom-up, fundamental stock-picking process employed by each sub-advisor. That said, we do report on the relative-performance contributions from stock selection, as well as sector and region weightings, to help shareholders better understand drivers of performance.

The attribution analysis shows stock selection was the primary driver behind the fund’s underperformance in 2020. As noted above, almost all of this underperformance was concentrated around the first quarter. Sector allocation was a slight positive contributor to relative performance.

From a regional perspective, the fund’s underweight to Asia ex Japan and overweight to the United Kingdom detracted from overall performance. The pandemic has spurred Europe into action. It is finally showing signs of prudent fiscal coordination and support necessary for growth and innovation across the European Union, such as renewable energy (more related to this below). We think this could be a catalyst for the fund’s European-domiciled holdings (where the fund is significantly overweight versus the benchmark), many of whom generate a good portion of their profits outside the region but have underperformed nevertheless.

Top 10 Individual Contributors as of the Year Ended December 31, 2020
Company Name	Fund Weight (%)	Benchmark Weight (%)	12-Month Return (%)	Contribution to Return (%)	Country	Economic Sector
Nexon Co. Ltd.	3.43	0.05	131.26	2.44	Japan	Communication Services
Siemens Gamesa Renewable Energy SA	1.91	0.03	133.07	1.88	Spain	Industrials
Modern Times Group MTG AB B	3.13	0.00	49.77	1.52	Sweden	Communication Services
Nintendo Co Ltd.	2.73	0.25	62.88	1.42	Japan	Communication Services
Nordic Entertainment Group AB Class B	2.23	0.00	72.63	1.34	Sweden	Communication Services
Ryanair Holdings PLC	1.55	0.00	25.53	0.84	Ireland	Industrials
Gamesys Group PLC	1.71	0.00	56.02	0.78	United Kingdom	Consumer Discretionary
Exor	3.28	0.03	5.38	0.56	Netherlands	Financials
Vivendi SA	5.94	0.10	14.63	0.55	France	Consumer Discretionary
Constellium SE A	0.48	0.00	183.77	0.51	France	Materials

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period. Past performance is no guarantee of future results. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Top 10 Individual Detractors as of the Year Ended December 31, 2020
Company Name	Fund Weight (%)	Benchmark Weight (%)	12-Month Return (%)	Contribution to Return (%)	Country	Economic Sector
Informa PLC	3.80	0.04	-33.90	-1.48	United Kingdom	Communication Services
EasyJet PLC	0.78	0.00	-64.27	-1.40	United Kingdom	Industrials
Frontline Ltd.	2.37	0.00	-41.31	-1.18	Bermuda	Energy
Aurelius Equity Opportunitie	0.30	0.00	-57.85	-1.02	Germany	Financials
Rolls-Royce Holdings PLC	0.78	0.04	-64.65	-0.93	United Kingdom	Industrials
Scorpio Bulkers Inc.	0.20	0.00	-69.93	-0.78	Monaco	Industrials
OCI NV	1.63	0.00	-8.61	-0.59	Netherlands	Materials
Lloyds Banking Group PLC	2.43	0.15	-39.84	-0.56	United Kingdom	Financials
Teekay Lng Partners LP MLP	0.29	0.00	-15.37	-0.54	Bermuda	Energy
CK Hutchison Holdings Ltd.	0.37	0.09	-25.19	-0.40	Hong Kong	Industrials

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period. Past performance is no guarantee of future results. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

20	Litman Gregory Funds Trust

A stock that plays into Europe’s and the rest of the world’s increasing focus on renewable energy is Siemens Gamesa Renewable Energy. Held by Lazard’s Mark Little, Gamesa is a Spain-based provider of onshore and offshore wind turbines. Little believes the transition to renewables is a long-term trend. More recently the cost of renewables, such as solar and offshore wind solutions, has dropped considerably to a level where Little says, “The collapse in effective costs makes wind power extremely competitive in most markets without any need for subsidy. … In the past it was about politics and subsidy; now it’s about supply and demand.” In addition, the European Union’s “green deal” and China’s 2030 carbon-emission targets should be a tailwind for demand and for Siemens Gamesa, he says.

In part an operational turnaround situation in Little’s view, Gamesa operates in both offshore and onshore wind-turbine markets. While the company’s near-term operational results have been relatively weak, Little believes the new CEO has a successful track record in the industry and should help the company achieve higher margins than under previous management when it suffered “execution issues around the German-Spanish joint-venture structure.” These issues are now largely resolved, according to Little. He sees increasing evidence of strong demand potential for wind turbines, especially offshore, over the next decade and says, “As the market leader in offshore, and one of effectively only three global wind turbine makers, Gamesa should be extremely well placed to benefit from this demand.”

In terms of valuation, at the time of his purchase Gamesa traded at around 14x normalized earnings. With the stock’s recent run-up into the 20x range, it’s no longer inexpensive but Little believes its valuation is reasonable given the long sales growth runway he sees for the company.

Vivendi, a top holding for the fund, was also among the top contributors. Over a five-plus year holding period (held by Little and Evermore’s David Marcus who bought the stock at different times), this stock is up 48% over the fund’s average cost basis, and we would say it has been a relative disappointment. Some investors we have spoken to express criticism that under Vincent Bolloré’s leadership the company has increased its exposure to industries in secular decline. David Marcus of Evermore Global believes these businesses are underperforming, rather than in secular decline, and cites Bolloré’s track record in restructuring such businesses:

•	Rivaud: €480 million purchase price / 10-year hold period / €1.0 billion estimated capital gain

•	Bouygues: €340 million / 2-year hold / €222 million profit

•	Lazard: €295 million / 2-year hold / €300 million profit

•	Vallourec: €160 million / 3-year hold / €1.7 billion profit

•	Ubisoft: net gain of €1.2 billion, in spite of a failed takeover attempt

Marcus says, “We believe it is premature to draw conclusions about Vivendi’s investments in Havas, Mediaset, and Telecom Italia. These companies have been hit harder by the COVID-19 crisis, compared to that of Universal Music Group (UMG), Gameloft, or Canal+. Critics had similar negative sentiments towards Canal+ previously, but Vivendi has been able to transform that business through significant self-help and restructuring initiatives.”

Marcus believes Vivendi is very attractively valued and deserves a place in his list of high-conviction names. Speaking to its business interest in UMG, the largest music company in the world, Marcus says Vivendi has sold 20% of UMG for €6 billion to Tencent Holdings, the Chinese media conglomerate. This transaction values all of UMG at about $36.6 billion (USD/EUR 1.2216), which is in line with the market cap of Vivendi ($38.2 billion). In effect, Marcus believes he is getting all the other assets at Vivendi for essentially almost nothing. UMG continues to be resilient through the COVID-19 crisis and actually grew its record music revenues, physical sales, and streaming sales (growth, according to Marcus, actually accelerated to pre-COVID-19 levels). UMG continues to be on track for an IPO planned for 2022.

Vivendi also holds a stake in Telecom Italia, an incumbent market leader in Italy for fixed line and mobile networks. It has seen a lot of restructuring—management changes and board reconstitutions—the past two years with Elliott Management taking an activist role. Marcus acknowledges the environment continues to be challenging. However, he thinks public funding and subsidies should provide substantial tailwinds in 2021 with €2.7 billion of Italian public funding directed for broadband connectivity. In addition, there could be more funding through the EU Next Generation Fund, as part of the €2 trillion EU stimulus package, which could amount to €40 billion for “digitalization” in Italy alone.

Among the detractors, we have discussed Informa in past letters. Mark Little of Lazard, who owns this stock along with Pictet, says this is a good example of a company with strong “normalization” potential—normalization in terms of people’s behavior post the pandemic. The question in Informa’s case is will people largely stop going to exhibitions to network and do business, or will they be fine attending exhibitions online? Little says, “Having experienced a few virtual conferences now, they reinforced our conviction that there is no substitute to the real thing. It is very hard to replicate, for example, the personal networking and product browsing features of an exhibition, online.”

Another detractor for the year was the French company Safran, a manufacturer of engines for narrow-body jet airliners. A Pictet holding, Paolini and Beneche say Safran’s CFM-56 family of engines is the most successful in history and its new successor, “Leap,” is the leading option on both Boeing 737 and Airbus A320. It also manufactures and fits airline interiors. Their original investment thesis was based on the premise of predictable growth underpinned by Safran’s oligopolistic position in a growth industry with significant barriers to entry. Most of the revenues are underpinned by the growing engine fleet, which will start to contribute to aftermarket revenues as well as the interiors and equipment division with visibility well beyond 2030.

Fund Summary	21

Safran was hit hard during the pandemic by the collapse in air travel and the suspension of many routes, leading to deactivation of some aircrafts. Pictet assumes 2020 is a write-off for the company. If air travel recovery is slow, it likely would mean a return to 2019 traffic levels may not happen until the end of 2022 or beyond. While this is a risk, the portfolio managers argue Safran relies far more on the 25- to 30-year streams of maintenance contract cash flows that follow each engine sale than on the sales themselves.

The portfolio managers at Pictet see some shorter-term positives as well. Fifty percent of Safran’s installed base has yet to have its first major overhaul and “mothballing” or deactivating an aircraft doesn’t entirely stop the clock on the need for servicing. When airlines resume operations there will be a degree of pent-up demand to meet. In addition, Boeing’s inability to deliver new 737-Max aircraft means that older 737s (all of them fitted with Safran legacy CFM-56 engines) are having to remain in service for longer. Extending the service contracts on these units is a very-high-margin business for Safran. The net effect of these moving parts is that while Pictet’s original assessment of Safran’s intrinsic value has come down, this is more a function of writing off 2020 and shifting the entire thesis out two to three years. It remains a unique business with a 75% share of the secular growth market for narrow-bodied jet engines that underwrites a highly attractive and predictable flow of cash generation for 20-plus years in their view.

Portfolio Mix

Please see below for sector, regional, and market-cap allocations as of year-end.

The International Fund is built stock by stock from the bottom-up and can at times look very different from its benchmark. We believe this is key to generating excess long-term returns.

Over the last 12 months, the overall portfolio mix changed modestly. Noteworthy items include the following:

•

The fund’s weighting to the communications services sector increased by more than eight percentage points, driven in part by new purchases (Telia) and additions to existing holdings (Informa, Nexon, and Grupo Televisa). The fund’s largest sector overweight versus its primary benchmark is to communication services (26.48% vs. 6.99% for the index). This is an extremely diverse sector and covers a wide range of business models, some have more cyclicality than others.

•	The fund’s weighting to the energy sector decreased by less than seven percentage points helped by the sale of Teekay LNG Partners and the trimming of Frontline.

•

The fund’s weighting to Europe increased by nearly seven percentage points while its weighting to Asia ex Japan correspondingly decreased over the past year. Europe remains the fund’s largest regional overweight.

By Sector

	Fund as of 12/31/2020	iShares MSCI ACWI ex-U.S. as of 12/31/2020
Commuinication Services	26.5%	7.0%
Consumer Discretionary	9.6%	13.5%
Consumer Staples	9.8%	8.7%
Energy	1.0%	4.0%
Finance	20.5%	17.3%
Health Care & Pharmaceuticals	2.9%	9.4%
Industrials	18.4%	11.5%
Information Technology	3.5%	12.2%
Materials	6.3%	7.8%
Real Estate	0.0%	2.6%
Utilities	1.5%	3.2%
Cash Equivalents & Other	0.0%	2.9%

	100.0%	100.0%

By Region

	Fund as of 12/31/2020	iShares MSCI ACWI ex-U.S. as of 12/31/2020
Africa	1.6%	1.1%
Australia/New Zealand	1.5%	4.6%
Asia (ex Japan)	4.3%	25.4%
Japan	12.9%	15.8%
Western Europe & UK	73.4%	39.1%
Latin America	2.7%	2.4%
North America	1.8%	7.0%
Middle East	1.8%	1.6%
Cash Equivalents & Other	0.0%	2.9%

	100.0%	100.0%

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

22	Litman Gregory Funds Trust

By Asset Class Fund as of 12/31/2020	By Market Capitalization Fund as of 12/31/2020

Market Capitalization: Developed Markets Small-Cap < $5.5 billion Developed Markets Large and Mid-Cap > $5.5 billion * Totals may not add up to 100% due to rounding	Market Capitalization: Small-Cap < $5.5 billion Mid-Cap $5.5 billion - $15 billion Large-Cap > $15 billion

Taxes

MSILX entered 2020 with a $38 million perpetual loss carryforward and generated an additional $25 million in net realized losses during the year. As of December 31, 2020 the fund had approximately $63 million of losses carried forward (19% of TNA) to offset future realized gains.

Closing Thoughts

As noted above, the fund continues to have a significant overweight to Europe. Some asset allocators argue that on account of its higher exposure to cyclical industries, Europe will benefit relatively more if global growth recovers. David Marcus of Evermore, a European special-situations expert with experience spanning three decades, said to us, “The economic response by the European Union to the COVID-19 pandemic is the biggest-ever effort of cross-border solidarity and sends a strong signal of internal cohesion. While so many institutional investors have given up on Europe, we believe the significant EU stimulus package combined with the increased restructuring and M&A activity, not to mention American-style entrepreneurialism, we are seeing across the region will create compelling investment opportunities for many years to come.”

Mark Little and his team have this to say about opportunities in Europe: “We see European stocks as particularly attractive for several reasons. As in the rest of the world, the regional economy will continue to benefit from easy monetary policy, including quantitative easing, and large-scale fiscal stimulus even as vaccine distribution should begin to stir the economy on its own. These things should contribute to a recovery in profits in 2021. Finally, European stocks are also a relative bargain. They are close to the cheapest they have been in the last 20 years relative to the United States, with forward price to earnings ratios of 17.1x compared to 23.0x in the United States.”

The International Fund yet again is entering the New Year with a cyclical bias. Last time it was in 2019 coming off of a fourth quarter correction in 2018. That year, the fund was in the top two percentiles of its peers: Thanks to the coordinated global monetary policy easing and a respite in the U.S.-China trade war, in 2019 we seemed to be switching to an environment of relatively stable recovery or reflation for the global economy before the pandemic struck. This time, the coordinated monetary response is accompanied by a historic fiscal response. We are optimistic about the fund’s prospects for the rest of the year.

We thank shareholders for their trust and will continue to work hard to earn it.

Fund Summary	23

PartnerSelect International Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE	BENCHMARK
David Marcus	Evermore Global Advisors	25.00%	All Sizes	Value	MSCI World ex U.S. Value Index
David Herro	Harris Associates L.P.	25.00%	All sizes, but mostly large- and mid-sized companies	Value	MSCI World ex U.S. Value Index
Mark Little	Lazard Asset Management, LLC	25.00%	All sizes	Blend/Relative Value	MSCI World ex U.S. Index
Fabio Paolini Benjamin Beneche	Pictet Asset Management, Ltd.	25.00%	All sizes	Blend	MSCI EAFE Index

International Fund Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the PartnerSelect International Fund from December 1, 1997 to December 31, 2020 compared with the MSCI ACWI ex-U.S. Index and Morningstar Foreign Large Blend Category.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

24	Litman Gregory Funds Trust

PartnerSelect International Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2020

Shares		Value

COMMON STOCKS: 99.9%

Australia: 1.5%
2,811,903	Incitec Pivot Ltd.*	$4,958,919

Austria: 1.4%
199,748	S&T AG*	4,683,328

Belgium: 1.5%
204,955	Fagron	4,765,187

Bermuda: 2.7%
528,801	Frontline Ltd.	3,289,142
221,049	Jardine Strategic Holdings Ltd.	5,500,695

		8,789,837

Canada: 1.8%
212,617	CAE, Inc.	5,879,264

Cayman Islands: 2.0%
191,817	Trip.com Group Ltd. - ADR*	6,469,987

Denmark: 1.5%
31,487	Carlsberg A/S - Class B	5,054,450

Finland: 2.1%
161,242	Sampo Oyj - Class A	6,845,452

France: 17.0%
133,900	BNP Paribas S.A.*	7,069,965
1,661,966	Bollore S.A.	6,879,974
185,021	Constellium SE*	2,588,444
379,429	Elis S.A.*	6,362,253
320,122	Engie S.A.*	4,906,680
44,344	Safran S.A.*	6,295,577
38,797	Vinci S.A.	3,864,463
549,960	Vivendi S.A.	17,754,306

		55,721,662

Germany: 4.9%
24,195	Allianz SE	5,926,137
95,950	Daimler AG	6,782,417
91,637	LPKF Laser & Electronics AG	3,301,387

		16,009,941

Ireland: 2.0%
59,715	Ryanair Holdings Plc - ADR*	6,567,456

Israel: 1.8%
1,532,129	Israel Discount Bank Ltd. - Class A	5,908,112

Japan: 12.9%
258,000	Asahi Group Holdings Ltd.	10,640,531
38,700	Cocokara fine, Inc.	2,864,642
133,100	Matsumotokiyoshi Holdings Co. Ltd.	5,684,309
371,048	Nexon Co. Ltd.	11,434,159
13,700	Nintendo Co. Ltd.	8,748,275
36,000	Toyota Motor Corp.	2,762,047

		42,133,963

Mexico: 2.7%
1,071,670	Grupo Televisa SAB - ADR*	8,830,561

Netherlands: 7.5%
405,141	CNH Industrial N.V.*	5,139,379
174,968	EXOR N.V.	14,059,168
270,290	OCI N.V.*	5,216,638

		24,415,185

Shares		Value

Norway: 0.8%
183,874	Atlantic Sapphire A/S*	$2,553,869

South Africa: 1.6%
25,090	Naspers Ltd. - Class N	5,149,667

South Korea: 0.6%
7,545	NAVER Corp.	2,037,312

Spain: 4.1%
19,200	Amadeus IT Group S.A.	1,391,515
1,023,255	Codere S.A.* (a)	1,619,298
255,512	Siemens Gamesa Renewable Energy S.A.	10,383,823

		13,394,636

Sweden: 8.4%
633,763	Modern Times Group MTG AB - Class B*	11,382,236
175,737	Nordic Entertainment Group AB - Class B*	9,833,623
1,500,270	Telia Co. AB	6,219,833

		27,435,692

Switzerland: 7.0%
21,940	Cie Financiere Richemont S.A.	1,985,016
647,333	Credit Suisse Group AG	8,338,050
2,458,100	Glencore Plc*	7,835,348
81,658	Julius Baer Group Ltd.	4,735,878

		22,894,292

United Kingdom: 14.1%
29,500	Ashtead Group Plc	1,387,216
108,587	Coca-Cola European Partners Plc	5,248,591
427,405	Gamesys Group Plc	6,677,928
250,773	GlaxoSmithKline Plc	4,591,565
1,884,085	Informa Plc*	14,147,616
16,278,850	Lloyds Banking Group Plc*	8,199,876
314,285	Prudential Plc	5,796,897

		46,049,689

TOTAL COMMON STOCKS (Cost $248,696,175)		326,548,461

RIGHTS/WARRANTS: 0.0%

Switzerland: 0.0%
43,880	Cie Financiere Richemont S.A. (Expiration date 11/22/23)*	11,414

TOTAL RIGHTS/WARRANTS (Cost $0)		11,414

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	25

PartnerSelect International Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2020 (Continued)

Principal Amount		Value

SHORT-TERM INVESTMENTS: 0.8%

REPURCHASE AGREEMENTS: 0.8%
$2,461,773	Fixed Income Clearing Corp. 0.000%, 12/31/2020, due 01/04/2021 [collateral: par value $2,648,500, U.S. Treasury Bond, 1.125%, due 08/15/2040 value $2,511,434] (proceeds $2,461,773)	$2,461,773

TOTAL SHORT-TERM INVESTMENTS (Cost $2,461,773)		2,461,773

TOTAL INVESTMENTS (Cost: $251,157,948): 100.7%		329,021,648

Liabilities in Excess of Other Assets: (0.7)%		(2,278,912)

NET ASSETS: 100.0%		$326,742,736

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
*	Non-Income Producing Security.
(a)	Security is valued using significant unobservable inputs in good faith in accordance with procedures approved by the Board of Trustees.

CURRENCY ABBREVIATIONS:

CHF	Swiss Franc
USD	U.S. Dollar

The accompanying notes are an integral part of these financial statements.

26	Litman Gregory Funds Trust

PartnerSelect International Fund

SCHEDULE OF INVESTMENTS IN FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS at December 31, 2020

At December 31, 2020, the Fund had the following forward foreign currency exchange contracts:

						Asset Derivatives	Liability Derivatives
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at December 31, 2020	Fund Delivering	U.S. $ Value at December 31, 2020	Unrealized Appreciation	Unrealized Depreciation
State Street Bank and Trust Company	6/16/2021	USD	$1,450,734	CHF	$1,454,549	$—	$(3,815)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	27

PartnerSelect Oldfield International Value Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2020

Shares		Value

COMMON STOCKS: 90.6%

Brazil: 3.1%
51,300	Embraer S.A. - ADR*	$349,353

Finland: 3.7%
109,184	Nokia Oyj*	416,846

France: 4.3%
4,919	Sanofi	475,782

Germany: 16.5%
9,253	Bayer AG	544,449
44,825	E.ON SE	496,965
4,752	Siemens AG	680,861
3,411	Siemens Energy AG*	125,320

		1,847,595

Italy: 3.4%
36,473	Eni SpA	377,945

Japan: 22.7%
5,400	East Japan Railway Co.	361,683
32,800	Kansai Electric Power Co., Inc. (The)	312,074
14,800	Mitsubishi Heavy Industries Ltd.	453,852
106,700	Mitsubishi UFJ Financial Group, Inc.	472,810
90,100	Nomura Holdings, Inc.	477,240
6,100	Toyota Motor Corp.	468,014

		2,545,673

Netherlands: 5.8%
8,111	EXOR N.V.	651,741

South Korea: 8.5%
33,900	Korea Electric Power Corp. - ADR*	415,953
296	Samsung Electronics Co. Ltd. - GDR	540,200

		956,153

Switzerland: 4.2%
16,757	ABB Ltd.	469,299

United Kingdom: 18.4%
277,586	BT Group Plc*	502,079
41,255	easyJet Plc	470,264
1,134,436	Lloyds Banking Group Plc*	571,431
162,957	Tesco Plc	514,104

		2,057,878

TOTAL COMMON STOCKS (Cost $9,618,082)		10,148,265

PREFERRED STOCK: 3.4%

Germany: 3.4%
5,535	Porsche Automobil Holding SE - (Preference Shares)	381,931

TOTAL PREFERRED STOCK (Cost $368,878)		381,931

TOTAL INVESTMENTS (Cost: $9,986,960): 94.0%		10,530,196

Other Assets in Excess of Liabilities: 6.0%		674,640

NET ASSETS: 100.0%		$11,204,836

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
GDR	Global Depository Receipt
*	Non-Income Producing Security.

The accompanying notes are an integral part of these financial statements.

28	Litman Gregory Funds Trust

PartnerSelect SBH Focused Small Value Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2020

Shares		Value

COMMON STOCKS: 94.2%

Consumer Discretionary: 6.7%
8,659	Core-Mark Holding Co., Inc.	$254,315
24,915	Six Flags Entertainment Corp.	849,601
22,622	Tapestry, Inc.	703,092
38,316	Under Armour, Inc. - Class A*	657,886

		2,464,894

Consumer Staples: 7.0%
33,745	Hain Celestial Group, Inc. (The)*	1,354,862
7,682	Inter Parfums, Inc.	464,684
17,909	TreeHouse Foods, Inc.*	760,953

		2,580,499

Energy: 1.3%
16,483	Dril-Quip, Inc.*	488,227

Financials: 15.4%
13,762	Beacon Roofing Supply, Inc.*	553,095
20,925	Glacier Bancorp, Inc.	962,759
14,280	Lakeland Financial Corp.	765,122
24,931	National Bank Holdings Corp. - Class A	816,740
36,761	Seacoast Banking Corp. of Florida*	1,082,611
44,632	Umpqua Holdings Corp.	675,729
27,995	United Community Banks, Inc.	796,178

		5,652,234

Health Care: 9.1%
14,987	Magellan Health, Inc.*	1,241,523
28,152	MEDNAX, Inc.*	690,850
32,896	Orthofix Medical, Inc.*	1,413,870

		3,346,243

Industrials: 27.9%
19,986	AAR Corp.	723,893
16,797	AZZ, Inc.	796,850
18,428	CIRCOR International, Inc.*	708,372
13,479	Columbus McKinnon Corp.	518,133
17,249	EnerSys	1,432,702
39,730	Quanex Building Products Corp.	880,814
13,055	Regal Beloit Corp.	1,603,285
71,182	REV Group, Inc.	627,113
22,458	SP Plus Corp.*	647,464
31,011	SPX Corp.*	1,691,340
35,123	Sterling Construction Co., Inc.*	653,639

		10,283,605

Information Technology: 13.5%
12,065	CommVault Systems, Inc.*	668,039
16,542	FARO Technologies, Inc.*	1,168,362
55,848	NCR Corp.*	2,098,209
22,481	Progress Software Corp.	1,015,916

		4,950,526

Materials: 10.8%
20,643	Compass Minerals International, Inc.	1,274,086
34,216	Element Solutions, Inc.	606,650
61,268	Ferro Corp.*	896,351
73,428	Glatfelter Corp.	1,202,750

		3,979,837

Shares		Value

Real Estate: 2.5%
34,169	Equity Commonwealth - REIT	$932,130

TOTAL COMMON STOCKS (Cost $27,574,653)		34,678,195

TOTAL INVESTMENTS (Cost: $27,574,653): 94.2%		34,678,195

Other Assets in Excess of Liabilities: 5.8%		2,132,910

NET ASSETS: 100.0%		$36,811,105

Percentages are stated as a percent of net assets.

REIT	Real Estate Investment Trust
*	Non-Income Producing Security.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	29

PartnerSelect Alternative Strategies Fund

The PartnerSelect Alternative Strategies Fund (Institutional Share Class) gained 6.30% in 2020. During the same period, 3-month LIBOR gained 0.67%, the Morningstar Multialternative Category gained 1.15%, the Bloomberg Barclays U.S. Aggregate Bond Index gained 7.51%, and the HFRX Global Hedge Fund Index rose 6.81%.

QUARTER END PERFORMANCE – 12/31/2020
	Average Annual Total Returns
	Three Month	One- Year	Three- Year	Five- Year	Since Inception (9/30/2011)
PartnerSelect Alternative Strategies Fund Institutional Class	5.84%	6.30%	4.15%	4.76%	4.92%
PartnerSelect Alternative Strategies Fund Investor Class	5.76%	6.06%	3.88%	4.49%	4.67%
3-Month LIBOR	0.06%	0.67%	1.81%	1.49%	0.95%
Bloomberg Barclays Aggregate Bond Index	0.67%	7.51%	5.34%	4.44%	3.43%
Morningstar Multialternative Category	4.80%	1.15%	1.23%	2.02%	1.84%
HFRX Global Hedge Fund Index	5.11%	6.81%	2.67%	3.29%	2.34%
Russell 1000 Index	13.69%	20.96%	14.82%	15.60%	16.44%
SEC 30-Day Yield[1] as of 12/31/2020 Institutional: 1.92% Investor: 1.67%
Unsubsidized SEC 30-Day Yield[2] as of 12/31/2020 Institutional: 1.65% Investor: 1.40%

1. The 30-day SEC Yield is computed under an SEC standardized formula based on net income earned over the past 30 days. It is a “subsidized” yield, which means it includes contractual expense reimbursements, and it would be lower without those reimbursements.

2. The unsubsidized 30-day SEC Yield is computed under an SEC standardized formula based on net income earned over the past 30 days. It excludes contractual expense reimbursements, resulting in a lower yield.

EXPENSE RATIOS
Gross Expense Ratio	1.63%	1.88%
Net Expense Ratio	1.35%	1.60%
The Net Expense Ratio reflects a contractual fee waiver and/or expense reimbursement, which is in place through 4/30/2021. See the Fund’s prospectus for more information.
Adjusted Expense Ratio	1.30%	1.55%
The Adjusted Expense Ratio is the same as the Net Expense Ratio exclusive of certain investment expenses, such as interest expense from borrowings and repurchase agreements, dividend expense from investments on short sales, and acquired fund fees and expenses.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Other share classes may impose other fees. To obtain standardized performance of the funds, and performance as of the most recently completed calendar month, please visit www.partnerselectfunds.com.

Since its inception on September 30, 2011, the fund’s annualized return is 4.92% with a volatility (standard deviation) of 4.71% and a beta to the stock market of 0.29. This return is toward the lower end of what we think is a reasonable expected-return range for the fund over the longer term. Meanwhile, the fund’s volatility has also been nearer the lower end of our expected range of 4% to 8%, and its equity beta has been in line with our expectations.

The fund has the highest Sharpe ratio within its Morningstar Multialternative peer group category since inception. It has tripled the total return of its Morningstar category and more than doubled the HFRX Global Hedge Fund Index, with comparable volatility and beta. While there is always room for improvement, we are pleased with the fund’s overall performance.

30	Litman Gregory Funds Trust

The “Risk/Return Statistics” table below provides some of the key performance metrics we track for the fund and its benchmarks.

PartnerSelect Alternative Strategies Fund Risk/Return Statistics, 12/31/20
	MASFX	Bloomberg Barclays Agg	Morningstar Multialternative Category	HFRX Global Hedge Fund	Russell 1000
Annualized Return	4.92	3.44	1.83	2.34	16.44
Total Cumulative Return	55.98	36.67	18.25	23.84	308.83
Annualized Std. Deviation	4.71	2.95	4.48	4.35	13.82
Sharpe Ratio (Annualized)	0.90	0.95	0.28	0.40	1.13
Beta (to Russell 1000)	0.29	0.00	0.30	0.27	1.00
Correlation of MASFX to	1.00	-0.07	0.83	0.68	0.80
Worst Drawdown	-13.00	-5.39	-13.49	-10.83	-32.47
Worst 12-Month Return	-5.36	-2.47	-6.65	-8.19	-8.03
% Positive 12-Month Periods	85.44%	80.58%	70.87%	69.90%	94.17%
Upside Capture (vs. Russell 1000)	29.21	8.81	22.53	22.78	100.00
Downside Capture (vs. Russell 1000)	27.12	-9.13	37.90	34.05	100.00
Past performance does not guarantee future results
Since inception (9/30/11)
Worst Drawdown based on weekly returns

Portfolio Commentary

The Alternative Strategies Fund returned 8.95% in the second half of the year, with a 5.84% gain in the fourth quarter. All five managers produced positive returns for the second half, generally led by managers with the highest beta to economic recovery. The fourth quarter was particularly strong, with FPA leading the way with a 17.03% return (and 20.83% for the second half); this was somewhat of an appropriate bookend to the year after having suffered the largest drawdown of the five managers in the first quarter. Even after the strong gains (resulting in a respectable 8.35% return for the year), the FPA portfolio remains attractively valued with a mixture of still-cheap, somewhat cyclical businesses; reasonably valued high-quality, high-growth compounders; and a handful of idiosyncratic special situations.

Loomis Sayles was the second-best performer in the fourth quarter (7.33%) and second half (11.87%) as corporate credit gains continued. Loomis also finished as the second-best performer for the year, with a return of 13.35%. This resulted from the portfolio managers aggressively adding credit exposure following the market dislocations in March. While their portfolio now has significantly less net exposure to high-yield than it did at its peak, it still sports a higher yield than the high-yield market overall with significantly less interest rate risk than the investment-grade bond market, an attractive combination in our view.

Water Island was also a strong performer in the fourth quarter and second half, gaining 6.45% and 9.89%, respectively. Water Island was the top performer on the fund for the full year, returning 14.11% while maintaining a low beta and moderate correlation to the overall equity market. They were able to achieve this by entering the year conservatively, shifting more capital to their highest-conviction deals following the extreme liquidation-driven spread widening in the merger space, and selectively participating in other higher-beta event-driven situations (for example, special purpose acquisition companies, or SPACs) as merger spreads normalized.

DoubleLine produced a more modest 3.00% gain in the fourth quarter, 6.45% in the second half, and a small positive return (up 1.14%) for the full year. As we have discussed previously, DoubleLine has the most exposure of any of our managers to structured credit that is not a direct beneficiary of Fed/Treasury support programs, so the trajectory of their performance recovery has been closer to the Nike “swoosh” than the sharp V-shaped bounce that the corporate bond markets enjoyed. As such, we believe there is still considerable value to be realized in their portfolio, with a healthy yield supporting it.

DCI took a slight loss (down 0.67%) in the fourth quarter and generated a small positive return (up 1.00%) for the year, after having held up the best during the stomach-churning chaos of March. While much of the fund benefited from the improving sentiment surrounding positive pandemic-related developments, DCI did not, as the fourth quarter “beta” rally produced stronger gains in their lower-quality short positions than in their long positions, similar to the period immediately following the crisis. Overall, a more normal (i.e., not driven by pure fear nor greed) environment with reasonable volatility should be a good environment for the strategy.

We think about the fund as an overall portfolio and are willing to live with (and expect) periods where one manager may underperform while the rest of the portfolio produces significant gains since our aim is to have internal diversification across strategies.

We are glad to report the positive calendar performance to fellow shareholders, particularly after the challenging start to the year. Looking back, while it is never pleasant to go through a drawdown, we are satisfied with the way our sub-advisors managed through a truly historic market crisis and emerged sure-footed on the other side, able to seize the opportunities presented. To us, it reinforces the importance of partnering with skilled and experienced managers with good judgment and feel for markets, as well as a strong investment discipline. Had we known the magnitude of what would unfold beforehand, we obviously would have been positioned even more defensively, but we think the fund’s performance for the year speaks well to its ability to successfully navigate a variety of market environments, good, bad, and uncertain.

Fund Summary	31

We appreciate your continued confidence in the fund and wish everyone a healthy, happy, and prosperous new year.

Performance of Managers

For the year, all five managers produced positive returns. The Water Island Arbitrage and Event-Driven strategy gained 14.11%, the Loomis Sayles Absolute Return strategy rose 13.35%, FPA’s Contrarian Opportunity strategy gained 8.35%, the DoubleLine Opportunistic Income strategy gained 1.12%, and the Blackstone Credit (DCI) Long-Short Credit sleeve gained 1.00%. All returns are net of the management fee each sub-advisor charges the fund.

Strategy Allocations

The fund’s capital is allocated according to its strategic target allocations: 25% to DoubleLine, 19% each to DCI, Loomis Sayles, and Water Island, and 18% to FPA. We use the fund’s daily cash flows to bring the manager allocations toward their targets when differences in shorter-term relative performance cause divergences.

CURRENT TARGET STRATEGY ALLOCATIONS AS OF DECEMBER 31, 2020

Source: Litman Gregory

Manager Commentaries

Blackstone Credit (DCI):

The DCI Long-Short Credit strategy returned 1.00% (net) for the year 2020. The credit default swap (CDS) sleeve ended about flat for the year, after struggling at times with the bounce-back in high-spread deteriorated credits that we had been short following the March crisis. This theme weighed on the bond sleeve as well.

Security-selection was challenging in the fourth quarter in particular as a ferocious rally in beaten-up credits on the back of the positive COVID-19 vaccine news drove credit spreads indiscriminately narrower, especially for the low end of the quality spectrum, and stoked a rotation into economic recovery trades in transports, energy, travel, and leisure credits. The bond portfolio was underweight some of these distressed names and sectors and so the short side of the portfolio delivered losses during the quarter.

Net beta effects were a positive contributor for the year, as rates were a steady positive and credit hedges performed in line. By design the portfolio construction is always focused on asset selection—favoring firms with lower default risk (as measured by DCI’s proprietary default probability model) and improving fundamentals—and is constructed neutral credit beta. While market dislocations from the spring have largely normalized, credit differentiation has recently taken a back seat to the large beta and recovery-rotation trades. Hence, we still see elevated opportunity for credit differentiation as underlying corporate fundamentals come back into focus in 2021, which should be a positive factor for the strategy going forward.

In an amazing sequence of market moves, credit spreads blew out in March by record amounts at record speeds as a selling frenzy and illiquidity swamped the market amidst a multitude of technical dislocations, only to recover steadily over the rest of the year, also by record leaps, on a return to normalcy. Spreads ended the year little changed.

The DCI portfolio was positive through the crisis period as credit pricing losses on the technical market bounce at the end of March and beginning of April steadily reversed through the portfolio in Q2. Positive alpha traction in the summer eventually reversed at the end of the year on the market’s “low quality” rally, making for an overall challenging alpha year.

32	Litman Gregory Funds Trust

Security-selection alpha for the year in the DCI portfolio was largely offsetting. In CDS selection, gains in consumer goods, energy names, and materials were offset by losses in financing, rentals, and other financials. Long positions in U.S. Steel and Boeing, as well as short positions in Macy’s and Carnival, were the biggest gainers. Short positions in RR Donnelly and American Axle, as well as long positions in Avis and Hertz, were the biggest detractors. In bonds, gains in tech names led the way, with losses from energy, materials, and REITs. Long positions in Transdigm, Uber, Netflix, and Tesla were the biggest gainers. Long positions in Starwood, Radian, and Beazer were the biggest detractors.

The portfolio continues to like technology and consumer names, particularly in the intersection of Internet and entertainment and is short traditional defensives like utilities and telecom. The portfolio is long small energy players and is underweight the large names. The portfolio is still long steel and mining but has moved to be even more neutral within other sectors, favoring some housing and auto among consumer names, and insurance among financials, while short REITs and banks. As always, the credit selection portfolio is built bottom-up and favors improving fundamentals and strong credit quality.

DoubleLine

For the year ended December 31, 2020, the DoubleLine Opportunistic Income portfolio underperformed the Bloomberg Barclays US Aggregate Bond Index return of 7.51%. The year was a rollercoaster ride for financial assets as January and February featured strong, risk-on sentiment until the COVID-19 pandemic gripped markets in March and caused significant selling pressure in both equity and fixed-income sectors around the world. At the end of March and beginning of April, various central banks took action to support financial markets and their respective economies while governments scrambled to pass fiscal aid packages. Central bank actions generally created “winners” and “losers” in the fixed-income landscape as corporate credit assets were supported through dedicated government purchasing programs while securitized credit assets were only provided with financing facilities that largely went unused. Nevertheless, despite all the market turmoil in 2020, the DoubleLine Opportunistic Income portfolio still generated a positive total return on the year.

The largest contributor to portfolio performance during the year was agency mortgage-backed securities (MBS). This sector, which consistently makes up roughly 20% of the portfolio, benefited from its government backing and relatively longer duration at the start of the year. In addition, this segment of the portfolio was intentionally constructed with securities that had an inverse relationship with the level of LIBOR, causing their values to sharply increase as the Federal Reserve cut interest rates back to the zero-lower-bound.

Collateralized loan obligations (CLOs) were another top performer in the portfolio. These assets traded lower in price during the initial COVID-19 selloff in March, but they were one of the quickest securitized credit segments to recover during the summer months as the underlying bank loans that make up these securitizations rallied sharply and liquidity returned to the lower portions of the capital structure.

Emerging-market (EM) debt was another helpful contributor to annual performance as the U.S. dollar steadily weakened in the aftermath of the March selloff and subsequent U.S. federal debt boom. EM bonds also got another boost in November 2020 when two highly effective vaccines for COVID-19 were announced. Many EM economies were especially hard-hit by the pandemic and thus stood to reap major benefits from a vaccine and a normalization in economic activity.

The two sectors that detracted the most from annual performance were commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS). The CMBS market was negatively impacted by the regional lockdowns that swept across the United States throughout the various stages of the pandemic. Closures at retail shopping centers, hotels, and other hospitality properties were a significant headwind for net operating incomes. On a similar note, the ABS allocation—which has a high exposure to student loan debt and aviation debt—also struggled to weather the COVID-19 storm. Valuations and fundamentals for these two sectors have been improving since the announcement of the vaccines and they stand to gain the most should economic activity return to a more normal level in 2021.

As the new year begins, we remain cautious on duration risk as we expect year-over-year inflation readings to increase in the near term. Two of the largest long-duration debt segments in the U.S. market are investment-grade corporate bonds and U.S. Treasuries. Because of their large presence in the market, they naturally make up sizeable allocations in the Bloomberg Barclays US Aggregate Bond Index. The DoubleLine Opportunistic Income portfolio will maintain some allocation to corporate assets but it will continue to underweight long-term U.S. Treasury debt. Instead, our view is that securitized credit assets and agency MBS will provide superior risk-adjusted returns. The securitized credit markets were not directly bailed out by the Federal Reserve via the primary and secondary market corporate credit facilities, so their valuations still appear relatively attractive even after the vaccine rally in November and December.

FPA

Overview

The FPA Contrarian Opportunity portfolio gained 17.0% (net of fees) for the fourth quarter and 8.35% for the full year 2020.

Including some minor risk assets and cash held, the portfolio generated 146.6% of the average of the S&P 500 and MSCI ACWI return in the fourth quarter. The portfolio outperformed its own risk exposure of 78.5%, on average, during the quarter.

Fund Summary	33

The strategy may have appeared out of step in the first quarter, and as we argued at the time in our Q1 2020 commentary: “Businesses owned by the strategy may have seen their stock value move 25% day-to-day, or even intra-day, but in our assessment their business value did not similarly change.”

Stock prices generally appreciated over the last three months; and in many cases increased by quite a lot. The portfolio showed an outsized improvement in the fourth quarter, which was generally a function of the many positions being inexpensive in the quarter prior. And still, in our assessment, not a lot has changed in the underlying fundamentals of the companies held in the portfolio.

Portfolio discussion

It’s been a year of extreme, nerve-wracking volatility. Our longer-term mindset is our anchor in choppy seas, guiding us to seek out what is currently out of favor while avoiding the inflated valuations of what is in vogue. However, these portfolio decisions can cause us to appear out of touch with the crowd—hopefully a temporary phenomenon, and incumbent on us to prove to you over time.

In our Q2 2020 commentary, we shared what we believed would be temporary impacts on certain businesses: that people would get on planes and stay in hotels again, and what that might mean for the travel and aerospace industries, for example.

We owned and subsequently purchased many stocks that experienced dramatic price declines in the first quarter. The shares of these companies were priced at such low valuations, suggesting that their businesses would never recover.

As a result, the portfolio saw more changes in its portfolio last year than it has had in many years. We took the opportunity to increase equity exposure earlier in 2020 as investors were running for the exits. We reset the portfolio by reducing or eliminating certain holdings that in our view offered less attractive long-term potential, while increasing existing and new positions in those businesses that we believed were temporarily harmed by the global pandemic but whose stock prices were disproportionately decimated.

The contributors to and detractors from the portfolio’s trailing 12-month returns are listed below and reflect the realities of 2020: technology and other growth stocks performed well, while more cyclical “value” stocks did not.

Trailing Twelve Month Contributors and Detractors as of December 31, 2020

Contributors	Perf. Cont.	Avg. % of Port.	Detractors	Perf. Cont.	Avg. % of Port.
Alphabet	2.04%	5.6%	Howmet Aerospace	-1.47%	2.0%
Broadcom	1.64%	3.0%	McDermott (multiple issues)	-1.19%	1.0%
Baidu	1.28%	1.7%	Ally Financial	-1.01%	0.2%
Naspers & Prosus	1.23%	3.2%	Wells Fargo	-1.00%	1.7%
Facebook	1.20%	2.6%	Raytheon & Otis	-0.90%	0.7%

	7.39%	16.1%		-5.57%	5.6%

Reflects the top five contributors and detractors to the portfolio’s performance based on contribution to return for the trailing twelve months (“TTM”). Contribution is presented gross of investment management fees, transactions costs, and portfolio operating expenses, which if included, would reduce the returns presented. The information provided does not reflect all positions purchased, sold or recommended by FPA during the quarter. It should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities listed.

Technology: It’s no great surprise that the top five contributors to performance over the last year were our technology investments that floated upwards on the rising tide. Despite taking some profits, we retained many of these positions. These companies share the common characteristic that they operate successful business models and trade at valuations that, although not as inexpensive as they once were, we believe will still provide a reasonable return in the years to come.

Financials: The financials in our portfolio underperformed as investors sold shares in a panic, fearing that the economic downturn would cause such damage to loan and investment portfolios and that there would be, in general, less demand for their products and services. The market was correct that their businesses would be harmed, but not to the degree that was ultimately priced into their stocks. There has been some recent recognition of this as financials were strong performers in Q4 and in the early days of 2021. Given strong balance sheets, a post-COVID economy within sight, stimulus packages, and the Fed’s security purchase support, combined with inexpensive valuations, we suspect that there is still gas left in their collective tank.

Aerospace: We own two aerospace suppliers, Howmet and Meggitt, which saw their stock prices decline by around two-thirds from their Q1 2020 highs. Howmet’s price increased about three times from its low and ended the year at its all-time high. Meggitt’s stock price doubled from its bottom but is still significantly below its peak. The value of their necessary and large market share businesses did not fluctuate as much as their stock prices.

When things look bleakest, the prospects for returns are typically brightest. As much as that might have been the case earlier this year, in our assessment the opposite is true today. Now that the stock market (S&P 500 Index) has run to new highs, we would suggest that we have borrowed from future returns. In general, the more you pay for an asset, the lower you can expect for its future return. We therefore retain approximately 25% in cash and conservative fixed income as available to be redirected for future opportunities.

34	Litman Gregory Funds Trust

Markets and Economy

It’s always good to take stock at the end of a calendar year, and no better time than now with 2020 delivering more than the usual share of surprises.

At the end of 2019, no one predicted that the unemployment rate would hit its highest level since the Great Depression and most Americans would struggle financially; US national debt would cross $27 trillion, an increase of almost $5 trillion; GDP would shrink 3.5%; average wages would decline but household incomes would increase, thanks to government stimulus checks; yet the stock market would hit new highs, delivering a double-digit rate of return.

The economy and, by extension, the securities markets have been supported by the friendliest financial conditions in U.S. history including: a negative real rate of interest, liberal fiscal policy, business subsidies, stimulus checks for most individuals, and a ballooning Fed balance sheet used to buy treasuries, agencies, and now corporate bonds.

Investors typically anchor to the average annual market return, while disregarding that the actual annual returns vacillate tremendously around that average.

Ironically, people will one day look back at 2020 and see a year that delivered a market return of approximately 2x the long-term average. There will be less attention paid to the market having declined approximately 34%, only to then rebound approximately 67%. That’s comforting in a way as it suggests that this unusual year was not really so abnormal.

Investors focus on average annual stock market returns without often appreciating that the stock market never returns the average. Long-term equity returns are achieved with significant variability around the mean. The MSCI ACWI Net Return Index has returned an average of 6.12% over the past 20 years, but in only three instances were the returns even within 2% of the average. In 65% of the cases, the returns were more than 10 percentage points higher or lower than the average, with a 77% spread between the best and worst years (34.6% in 2009; -42.2% in 2008). Therefore, notwithstanding the tremendous volatility during the year, as it relates to the global stock market returns for the full calendar year 2020, it was truly an exceptionally unexceptional year.

The pendulum swung hard to the downside in March and now has swung even harder to the upside since those market lows. We have previously written that “As emotion is wrung from the stock market, it tends to look forward to what the economy looks like on the other side of a virulent downturn.” That happened sooner than we expected. Far be it from us to say this rebound was overdone, but there’s little question that the markets are pricing in a COVID-free world.

In comparison to trailing indicators, large-cap US stocks (S&P 500) trade at 22.3x forward earnings at year- end, 45% higher than the 20-year average. Larger market cap companies based outside the U.S. (ACWI ex-U.S.) trade less expensively at 16.7x, although still 25% higher than its 20-year average. These higher valuations can, in part, be supported by lower interest rates and the higher growth rates of many businesses. However, roughly 12% of the S&P 500 now trades at more than 10x sales—its largest percentage ever and more than during the dotcom bubble. Only time will tell if it is truly different this time, but it has always been dangerous to utter those words during previous periods of market exuberance.

International stocks continue to trade more inexpensively (relatively) when compared to U.S. stocks even with many operating globally. A lower valuation on its own, though, does not warrant a place for a stock in our portfolio. Those slots are reserved for growing businesses. We have been fortunate to find many such companies in the last couple of years, which explains our 39.2% exposure (as a percent of net equity investments) to foreign-domiciled companies; including global companies like Lafargeholcim, Groupe Bruxelles Lambert, Glencore, and Richemont.

Generally high valuations create a friendly market for raising capital. This past year was no different. Initial public offering volume hit a record $175 billion; while SPACS, the special purpose acquisition companies that have a “blank check” to invest, have raised more than $60 billion.

According to Bloomberg, “a record $120 trillion of stock changed hands on U.S. stock exchanges last year, up 50% year-over year. The average Russell 3000 stock saw average daily share volume surge 46% to 1.9 million shares.” The stocks that performed best were those with better projected prospects than current earnings and companies that were either less impacted by or benefited from the pandemic. Needless to say, we did not own many of these companies. The momentum-driven buying of many individuals, including those utilizing commission-less platforms like Robinhood, have helped drive stock prices higher. Many of these “investors” operate with the core tenet that past performance is indicative of future performance, and have piled into stocks with the aid of record amounts of borrowed money and the use of derivatives.

It’s interesting to see how people find solace in different industries in which they have little grasp of the economics, let alone what might be the right price to pay. Momentum, more than understanding, drove the Nifty 50 in the 70s; Oil stocks in the 80s; Tech stocks in the 90s; Diversified industrial stocks and certain financials—like General Electric and Bank of America in the 00s; and now back to technology and healthcare stocks today.

Fund Summary	35

This has led to a clear bifurcation in the market with a widening gulf between the haves and have-nots—as pronounced as we’ve ever seen it. The valuations of many “haves” are too rich for our blood and are less likely to deliver reasonable returns over time, despite many high-quality businesses in the mix. The lower valuations of the “have-nots” can often be appropriately justified by the secular challenges these businesses face. As price conscious investors, we focus on the cohort in between. Much of the oxygen in the room has gotten sucked up by those stocks that have been “working”, leaving the share prices of many good businesses gasping for air.

Grounded in the philosophy of not paying more for an asset than we believe it is worth, our true north remains bottom-up security selection. We evaluate the risk/reward of each of our investments over a three to five-year period, and innately believe that anything less is speculation. As risky as investing in stocks appeared at the March lows, particularly with regard to the financial, travel, and aerospace sectors, we’d argue that higher stock prices today, all else equal, translates to greater risk.

We therefore expend the bulk of our energy and capital on those businesses that we believe offer secular growth, good returns on capital, have operators who are either owners or function with an owner mentality and, finally, trade at prices that should allow for an acceptable rate of return over time.

Investors today are paying more for certainty—or for the illusion of certainty. However, there are numerous companies (many with unproven business models) whose valuations can only be justified by high earnings growth well into the future. Further, achieving those growth rates does not assure good stock price performance. Take Microsoft for example. It posted 19.5% earnings growth through the first decade of the millennium, but its stock price declined 48% in that time. Price may not matter over the short-term, but it certainly does over the long-term. The portfolio will hopefully continue to prove that point.

High Yield and Distressed Debt

Our inability to find attractive high yield and distressed debt opportunities has been disappointing. Higher yielding corporate debt had always been an integral part of our portfolio, yet we have been sidelined for much of the last decade. We watched the yields of lower tier corporate credits decline over the last decade, and then decline some more.

In a quest for return, investors have bid up the price of high yield bonds (BofA U.S. High Yield Index) so that this yield is now at an all-time low of 4.2%, and that’s a gross yield before some measure of defaults.

Adding to the risk factors, corporate debt generally has the worst lender protection in its history, i.e., fewer and weaker covenants and more covenant relief than we’ve ever seen.

Should we once again see opportunities in high yield (higher yields with the necessary lender protection), then you will likely see more portfolio exposure to the asset class. There is, unfortunately, no guarantee that this will materialize, particularly in a world where lenders are now paying borrowers. Almost $18 trillion of global debt now has a negative yield.

Closing

What was a bad year in March turned into an average year by December, emphasizing how noisy short-term performance can be for long duration assets. From a valuation perspective, we believe we are well-positioned for future performance, although more relatively than absolutely: our portfolio is less expensive than the market but certainly not as cheap as it was in March. And we have available liquidity that will allow us to capitalize on future opportunities.

Although we do not like losing money, we can’t forget about making money. This balance between capital preservation and appreciation must always consider the macro environment: the sovereign desire to inflate, the continued low interest rates, and the negative real return on cash. Given that setup, if we can continue to be successful with our long equity security selection, then we should run the portfolio more invested even if that may involve greater volatility.

We will continue to pay closer attention to how things might unfold over time, rather than to emphasize any moment in time.

Loomis Sayles

Market Conditions

Although investment-grade corporate bonds suffered a sharp downturn in the February-March selloff, the category finished as the top performing major segment of the fixed-income market for the full, 12-month period. Corporates benefited from the gradual improvement in the credit outlook throughout the course of the year, together with rising demand for high-quality alternatives to low-yielding government debt.

36	Litman Gregory Funds Trust

High-yield bonds also delivered positive returns, although they were unable to keep pace with investment-grade corporates. The category was supported by hopes for an economic recovery and reduced investor risk aversion. Lower-quality debt was generally harder hit in the February-March downturn due to low market liquidity, tempering its return for the full year. Nevertheless, yield spreads—the difference between yields on below investment-grade debt and Treasurys of similar maturities—finished the year close to where they stood in February prior to the sell-off associated with COVID-19.

Emerging market bonds, while performing poorly in the first quarter, rebounded to finish the year with a solid total return. The asset class was aided by the combination of gradually improving investor sentiment, robust growth in Asia, steadily improving commodity prices, and persistent weakness in the US dollar.

Portfolio Review

With an annual net return of 13.35%, the Loomis Sayles Absolute Return portfolio outperformed its benchmark, the three-month Libor Index, which returned 1.08%. The portfolio’s positive performance was diversified across several sectors, with the majority generated from high-yield corporate bonds, investment grade corporate bonds, and equities. Convertibles, emerging markets, securitized, global rates, and global credit holdings also buoyed performance to lesser extents. These gains more than offset losses from bank loans and currency positioning.

High-yield corporate bonds bolstered return during the period. Within the portfolio, consumer, communications, and financial names particularly contributed within the high-yield allocation as spreads expanded. High-yield bonds have outperformed stocks during the past few economic recoveries, but that has not happened this time around. With the coronavirus continuing to spread and disrupt markets, the Fed intervened with interest rate cuts and as a result, high-yield bonds responded favorably. During the final quarter of 2020, multiple pharmaceutical and biotech companies confirmed they would soon distribute their COVID-19 vaccines in the coming weeks (while awaiting FDA approval) and claimed the vaccinations have close to a 95% effective rate. They have now begun to administer them to healthcare and high-risk individuals and, in turn, the optimism fueled early gains in the high-yield bond market during the final quarter.

Investment grade corporate positively contributed during the period as spreads narrowed. To support the flow of credit to households and businesses, the Fed will likely continue to purchase Treasury securities. With the coronavirus continuing to spread and disrupt markets, the Fed has taken many additional measures to keep the economy afloat such as buying investment grade corporate bonds with the intent of providing a safety net to corporations and their employees. It remains to be seen if a Biden administration change to the Trump tax cuts will impact the current assistance measures the Fed is providing. Within the portfolio, consumer, capital goods, and energy names contributed in particular.

Our equity exposure buoyed performance during the period, benefitting from the scale of policy responses to adverse growth impacts of the virus. These responses, coupled with optimism surrounding vaccine development and distribution, were largely enough to allow investors to look through economic concerns and buoy equity markets. Within the portfolio, technology, consumer, and capital goods names aided performance of our allocation to equities.

Our allocation to bank loans weighed on performance in 2020 as the energy sector was the largest detractor. Energy lending includes a wide range of financing with examples including oil and gas reserves, solar financing, solar farm financing, wind capital, wind farm financing, renewable and sustainable energy financing, and biomass fuels financing. Furthermore, the Fed established the Primary Market Corporate Credit Facility (PMCCF) for new bond and loan issuance to assist with the flow of credit to large employers impacted by the pandemic.

Currency positioning marginally detracted from performance during the year as the dollar began 2020 as the world’s strongest currency only to see the coronavirus pandemic rock markets. Since Fed policy changes in late March, it’s been weaker against most major currencies. Within our allocation to currencies, forward positions in the Norwegian krone and Australian dollar detracted from performance in particular.

Outlook

Looking ahead to the upcoming year, there are a number of structural economic factors in place that pose risks to our market outlook, including the ongoing impact of the pandemic, further delay in reaching a fiscal package and any resurgence of trade tensions between the United States and China. That said, we are optimistic that economic conditions could continue to show improvement over the next year. This view is reflected in current market prices and appears to be shared by the consensus.

We anticipate limited changes in monetary policy, with the Fed likely maintaining its zero interest rate policy until at least 2023. The Fed has also indicated that full employment and longer-term inflation averages are additional factors in considering any future rate hikes. This accommodative stance should continue to boost investor confidence and demand for yield in a low global rate environment. In addition, we believe the overall health of the consumer, strong housing market and expected inventory rebuilding provide support to our outlook.

Fund Summary	37

We have been maintaining a balance of liquidity, diversification and risk exposure in our portfolios. Within our credit allocation, we continue to focus on areas where we still see value based on our fundamental research. We are specifically focused on some of the sectors that were hardest hit by the pandemic including the transportation, recreational and hospitality industries. These areas of the economy include credits that have been cheap for their rating, have been able to access the capital markets for liquidity and are likely in a good position to benefit from the recovery.

Despite the higher valuations, we believe there are still selective opportunities in both the investment grade and high-yield corporate sectors. Spreads have compressed but can potentially tighten further on improving fundamentals. We are selectively adding corporate credit, particularly in areas of the market that have lagged the recovery.

Market conditions in the past year have highlighted the notion that investors tend to overreact. The speed and severity of the recession and subsequent sharp rebound were unexpected, but also presented some favorable investment opportunities. These developments have served to reinforce our investment philosophy that markets are highly inefficient in the short-term. We believe we were able to capitalize on these developments in 2020 and that our portfolio is well-positioned to benefit from the expected economic growth and recovery in the new year.

Water Island

Reflecting on the unusual year that was 2020, it may be difficult to assess such a remarkable time with proper perspective. During a period characterized by a once-in-a-century pandemic and the most contentious election in recent U.S. history, the longest bull market ever for U.S. equities met its end with an unprecedented drawdown—perhaps not in magnitude, but certainly in its swiftness and in the swiftness of its recovery. We are grateful to be progressing toward what will hopefully be an era of more certainty—certainty around the prospects for economic recovery, certainty around COVID-19 treatment and prevention, and certainty around the political landscape in Washington. At the same time, 2020 was an interesting year for our investment strategy—one of the most prolific and productive periods for event-driven opportunities that we have experienced in the past decade.

In the midst of the turmoil during the first quarter of the year, we witnessed spread dislocations in our event-driven universe the likes of which we had not seen since the Global Financial Crisis. We entered the year with elevated cash balances, as we had been eyeing the aging bull market with growing skepticism. While we certainly had not anticipated a pandemic, our defensive posture proved fortuitous, helping the portfolio mitigate the impact of the market shock during Q1. We take a disciplined, repeatable approach to event-driven investing, and the strength of our process—with our keen focus on risk management and deep-dive fundamental research, not just into each event but also into all companies involved—put us in a position to capitalize on the opportunities presented by pervasive forced and panicked selling.

The widespread economic shutdown stemming from the pandemic caused the pace of newly announced mergers & acquisitions (M&A) deal flow to grind to a halt during Q2. In our experience, periods of severe market stress are often followed by an initial slowdown in corporate activity, after which M&A tends to resume quickly. Companies in a position of strength seek to make opportunistic acquisitions, while companies in a position of weakness are forced to consolidate to survive. Indeed, while markets rallied during the third quarter on the backs of Federal Reserve support, green shoots for the economy, and reopenings across the country, the period also set a Q3 record for the level of announced M&A valued over $5 billion. The surge in deal-making continued through Q4. M&A activity in the final months of the year was broad-based, with announcements across all regions and all sectors. The source of the acquisitions has ranged from strategic buyers spurred by the economic recovery, to private equity buyers eager to take advantage of low borrowing costs. In 2020, private equity deals reached their highest level since 2007—and private equity (PE) firms still have massive amounts of dry powder ready for willing sellers. SPACs, which are entities formed solely to make an acquisition as a path to take a private company public, are also driving consolidation activity. A SPAC typically has two years to complete a merger before it must return capital to its investors. As of December 2020, of the more than 270 SPACs that have launched since Q3 2018, more than 240 were introduced in 2020, and 78 have either completed or announced a merger while 193 of them—with more than $63 billion in capital to put to work—are still actively seeking a merger target.

Amidst this breadth of opportunities, the portfolio generated strong returns for the year. During the height of the market uncertainty, we traded around spread volatility and scaled up our exposure to the positions in which we had the highest conviction, which resulted in some of the fund’s best performers. This includes the top contributor for the year, our merger arbitrage position in the $10.0 billion cash-and-stock acquisition of Caesars Entertainment by fellow gaming hotel company Eldorado Resorts. Eldorado announced it had reached an agreement to acquire Caesars in June 2019. During Q1 2020, as casinos and hotels across the nation were forced to shutter due to the COVID-19 outbreak, their share prices plummeted. This led many investors to question the desire of Caesars and Eldorado to consummate their transaction, driving the deal spread wider. In our analysis, the merger agreement and the strategic rationale for the transaction remained strong, and with the financing for the deal already having been committed, we believed there was still a high likelihood it would reach a successful conclusion. The volatility in the deal spread allowed us to increase our position at favorable rates of return, which led to gains in the fund when the deal closed in July.

Other top contributors included our position in the acquisition of Tallgrass Energy by a Blackstone-led private equity consortium and our position in Pacific Biosciences of California. Tallgrass was another deal that had been announced prior to the pandemic, and the collapse in energy prices caused investors to fear Blackstone would attempt to walk away or negotiate a price cut. Our analysis of the merger

38	Litman Gregory Funds Trust

agreement led us to maintain our conviction, and the deal closed at its original terms in Q2, leading to gains for the fund. Pacific Biosciences was the target of a $1.1 billion acquisition by Illumina which was originally announced in November 2018. At the start of 2020, the companies announced they had agreed to terminate the merger as they had failed to secure regulatory approval. We opted to maintain our exposure to Pacific Biosciences since Illumina had several potential competitors for the asset. The company’s shares appreciated over the year due to improving business prospects and the appointment of a new CEO. While we still believe the company is an attractive takeout target, we opted to exit our position on strength and redeploy capital to events with more definitive catalysts.

Conversely, the top detractors for the year included positions that reflect the ways the pandemic negatively impacted certain catalysts. The top detractor was our position in the merger of Taubman Centers and Simon Property Group, both US-based mall REITs. This transaction was announced prior to the pandemic, in February 2020, with Simon agreeing to pay $3.2 billion in cash for Taubman. After the companies saw their businesses deteriorate when shopping centers across the United States closed, Simon attempted to walk away from the deal. We maintained our position as our assessment of the strength of the merger agreement led us to believe Taubman had the better case, although we did reduce our exposure to be more in line with the risk/reward inherent in the situation. Ultimately, the companies chose to renegotiate the deal terms, revising the price lower, and withdraw their lawsuits rather than continue to pursue costly litigation. The transaction closed successfully shortly before year-end. While these favorable developments led the deal to be a top contributor during Q4, it was nonetheless a detractor for the year.

Other top detractors included Google’s acquisition of Fitbit and the acquisition of Gilat Satellite Networks by Comtech Telecommunications. Gilat and Comtech is another instance where the companies both saw their businesses adversely impacted by the pandemic and found themselves in court. Like Taubman/Simon, they agreed to resolve their differences before litigation began. Unlike Taubman/Simon, however, rather than renegotiate, they mutually agreed to part ways. Google’s acquisition of Fitbit has been pending since November 2019. We have held a position in the deal at various points in its lifetime, though regulatory concerns around Google’s ownership of sensitive user health data have led to volatility in the spread, contributing to losses for the fund. We are currently focused on what we view as better risk/reward opportunities.

Looking forward, we believe the robust rebound in corporate activity will continue throughout 2021. We believe there is still pent-up demand for M&A that has yet to be satisfied coming out of the 2020 lull. As the distribution of COVID-19 vaccines becomes more widespread, we expect to see continued economic recovery and increasing confidence on the part of corporate boards and management, lending further support for deal-making. The election of Joe Biden to the presidency should create a much more predictable framework to foster M&A activity, and the slim majority Democrats will have in the Senate makes aggressive policy changes less likely. The change in control of the White House and the Senate could create a regulatory environment less conducive to large scale consolidation in the health care, technology, and telecom sectors, yet at the same time we believe it could be more favorable for activity in industries tangential to infrastructure spending and ESG themes, such as clean energy and electric vehicles. With SPACs having emerged as a valid alternative to IPOs for companies seeking to go public, we believe the future will bring further launches and announcements of successful deals from sponsors.

We believe 2021 appears auspicious for our event-driven strategy. While continued fiscal stimulus should help bolster broader markets, it could also spur an inflationary environment during a time when interest rates are near all-time lows. With a broad array of event-driven opportunities in front of us, we are excited and optimistic about our ability to generate attractive, non-correlated returns, while remaining focused on mitigating risk, in the months ahead.

Fund Summary	39

Sub-Advisor Portfolio Composition as of December 31, 2020

Blackstone Credit (DCI) Long-Short Credit Strategy

Bond Portfolio Top Five Sector Exposures

High Tech	14.3%
Consumer Discretionary	14.2%
Energy	11.9%
Consumer Non-Discretionary	7.9%
Materials	6.2%

CDS Portfolio Statistics

	Long	Short
Number of Issuers	87	77
Average Credit Duration	4.8	4.8
Spread	111 bps	115 bps

DoubleLine Opportunistic Income Strategy

Sector Exposures

Cash	4.5%
Agency Inverse Floaters	1.5%
Agency Inverse Interest-Only	9.5%
Agency CMO	0.7%
Agency PO	3.1%
Collateralized Loan Obligations	8.1%
Commercial MBS	11.8%
ABS	5.8%
Bank Loan	5.3%
Emerging Markets	5.6%
Non-Agency Residential MBS	41.5%
Other	2.5%

TOTAL	100.0%

FPA Contrarian Opportunity Strategy

Asset Class Exposures

U.S. Stocks	48.5%
Foreign Stocks	29.8%
Bonds	3.9%
Limited Partnerships	1.0%
Short Sales	-2.6%
Cash	19.5%

TOTAL	100.0%

Loomis Sayles Absolute Return Strategy

Strategy Exposures

	Long Total	Short Total	Net Exposure
High-Yield Corporate	41.2%	-2.3%	38.9%
Securitized	29.1%	-0.4%	28.7%
Investment-Grade Corp.	18.7%	0.0%	18.7%
Dividend Equity	9.0%	-0.4%	8.6%
Emerging Market	6.1%	-2.0%	4.1%
Convertibles	5.5%	0.0%	5.5%
Bank Loans	0.5%	-0.2%	0.3%
Global Credit	0.4%	-0.4%	0.1%
Global Rates	0.2%	0.0%	0.2%
Subtotal	110.7%	-5.6%	105.1%
Cash & Equivalents	8.7%	0.0%	8.7%

Water Island Arbitrage and Event-Driven Strategy

Sub-Strategy Exposures

	Long	Short	Net
Merger Arbitrage – Equity	76.1%	-26.4%	49.7%
Merger Arbitrage – Credit	3.2%	-0.2%	3.0%
Total Merger-Related	79.3%	-26.6%	52.7%
Special Situations – Equity	11.7%	-1.0%	10.7%
Special Situations – Credit	3.9%	0.0%	3.9%
Total Special Situations	15.6%	-1.0%	14.7%

Total	94.9%	-27.5%	67.4%

40	Litman Gregory Funds Trust

PartnerSelect Alternative Strategies Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	Strategy
Stephen Kealhofer Paul Harrison Adam Dwinells	DCI, LLC	19%	Long-Short Credit
Jeffrey Gundlach Jeffrey Sherman	DoubleLine Capital LP	25%	Opportunistic Income
Steven Romick Brian Selmo Mark Landecker	First Pacific Advisors, LLC	18%	Contrarian Opportunity
Matt Eagan Kevin Kearns Todd Vandam	Loomis Sayles & Company, LP	19%	Absolute-Return
John Orrico Todd Munn Roger Foltynowicz Gregg Loprete	Water Island Capital, LLP	19%	Arbitrage

Alternative Strategies Fund Value of Hypothetical $100,000

The value of a hypothetical $100,000 investment in the PartnerSelect Alternative Strategies Fund from September 30, 2011 to December 31, 2020 compared with the 3-Month LIBOR, and Morningstar Multialternative Category.

The hypothetical $100,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

Fund Summary	41

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2020

Shares		Value

COMMON STOCKS: 29.0%

Communication Services: 3.8%
1,323	Activision Blizzard, Inc.	$122,841
4,364	Alphabet, Inc. - Class A*	7,648,521
4,004	Alphabet, Inc. - Class C*(a)	7,014,527
74,791	AT&T, Inc.	2,150,989
18,281	Baidu, Inc. - ADR*	3,953,083
19,023	Boingo Wireless, Inc.*	241,973
10,653	Charter Communications, Inc. - Class A*	7,047,492
61,273	Cineplex, Inc.	445,316
63,157	Clear Channel Outdoor Holdings, Inc.*	104,209
288,018	Codemasters Group Holdings Plc*	2,573,989
177,995	Comcast Corp. - Class A(a)	9,326,938
114,390	Escrow Altegrity, Inc.*(b)	1,623,766
24,133	Facebook, Inc. - Class A*(a)	6,592,170
26,858	iHeartMedia, Inc. - Class A*	348,617
1,832	Interpublic Group of Cos., Inc. (The)	43,089
111,802	Nexon Co. Ltd.	3,445,229
1,077	Nexstar Media Group, Inc. - Class A	117,598
38,500	SoftBank Group Corp.	3,006,279
70,138	TEGNA, Inc.(a)	978,425
1,812	Verizon Communications, Inc.	106,455

		56,891,506

Consumer Discretionary: 3.1%
41,794	Aaron’s Co., Inc. (The)*	792,414
13,351	Alibaba Group Holding Ltd. - ADR*	3,107,178
130,355	Applegreen Plc*	908,681
1,063	Best Buy Co., Inc.	106,077
2,475	Booking Holdings, Inc.*	5,512,493
23,709	Callaway Golf Co.(a)	569,253
98,500	Canoo, Inc.*	1,359,300
32,340	Cie Financiere Richemont S.A.	2,928,961
518	Dollar General Corp.	108,935
1,491	DR Horton, Inc.	102,760
2,636	General Motors Co.	109,763
145,487	Grubhub, Inc.*(a)	10,805,320
377	Home Depot, Inc. (The)	100,139
874	L Brands, Inc.	32,504
640	Lowe’s Cos., Inc.	102,726
845	LVMH Moet Hennessy Louis Vuitton SE	527,960
22,720	Marriott International, Inc. - Class A	2,997,222
751,189	McCarthy & Stone Plc*(c)	1,229,746
3,484	McDonald’s Corp.	747,597
26,313	Naspers Ltd. - Class N	5,421,695
2,611	NIKE, Inc. - Class B	369,378
28,710	Prosus N.V.	3,102,398
111,860	Romeo Power, Inc.*	2,515,731
99,736	Sportsman’s Warehouse Holdings, Inc.*	1,750,367
5,183	Starbucks Corp.	554,477
682	Target Corp.	120,394

		45,983,469

Consumer Staples: 0.4%
2,703	Altria Group, Inc.	110,823
217,965	Coca-Cola Amatil Ltd.	2,172,337
11,560	Coca-Cola Co. (The)	633,950
298	Costco Wholesale Corp.	112,280
1,072	Estee Lauder Cos., Inc. (The) - Class A	285,356
1,337	Philip Morris International, Inc.	110,690
5,346	Procter & Gamble Co. (The)	743,842

Shares		Value

Consumer Staples (continued)
9,216	Unilever Plc	$558,633
4,769	Walmart, Inc.	687,451
110,963	Whole Earth Brands, Inc.*	1,209,497

		6,624,859

Energy: 0.5%
18,829	Battalion Oil Corp.*	156,281
44,950	California Resources Corp.*	1,060,370
51,519	ChampionX Corp.*(a)	788,241
1,250	Chevron Corp.	105,563
3,597	Enterprise Products Partners L.P.	70,465
235,554	Kinder Morgan, Inc.	3,220,023
12,288	Lonestar Resources US, Inc.(b)	85,279
4,792	MPLX L.P.	103,747
673,701	TORC Oil & Gas Ltd.	1,441,947
7,594	Western Midstream Partners L.P.	104,949
33,649	Whiting Petroleum Corp.*	841,225

		7,978,090

Financials: 6.2%
1,032	Allstate Corp. (The)	113,448
94,188	Altimar Acquisition Corp.*	1,135,907
209,988	American International Group, Inc.(a)	7,950,146
26,062	Aon Plc - Class A	5,506,119
42,774	Artius Acquisition, Inc. - Class A*	454,688
68,000	Avanti Acquisition Corp.*	737,120
36,447	Bank of America Corp.	1,104,709
167	BlackRock, Inc.	120,497
107,060	Bull Horn Holdings Corp.*	1,218,343
42,820	CC Neuberger Principal Holdings II - Class A*	445,328
71,365	Churchill Capital Corp. IV - Class A*	714,364
99,176	CIT Group, Inc.(a)	3,560,418
103,890	Citigroup, Inc.(a)	6,405,857
89,057	DPCM Capital, Inc.*	981,408
60,087	Fast Acquisition Corp.*	660,957
60,800	Fast Sponsor Capital(b)	60,800
1,109	Fifth Third Bancorp	30,575
56,847	Foley Trasimene Acquisition Corp. - Class A*	635,549
64,010	GCM Grosvenor, Inc. - Class A*	852,613
61,275	Genworth MI Canada, Inc.	2,085,416
70,699	Golden Falcon Acquisition Corp.*	735,270
72,010	Groupe Bruxelles Lambert S.A.	7,267,093
71,058	Hudson Executive Investment Corp. - Class A*	768,137
166,792	Jefferies Financial Group, Inc.(a)	4,103,083
71,234	Kingswood Acquisition Corp.*	740,834
71,062	Lefteris Acquisition Corp.*	774,576
35,526	Live Oak Acquisition Corp. II*	385,457
23,106	Longview Acquisition Corp. - Class A*	457,268
14,293	LPL Financial Holdings, Inc.	1,489,616
35,350	MedTech Acquisition Corp.*	371,175
2,379	MetLife, Inc.	111,694
1,700	Morgan Stanley	116,501
188,690	National General Holdings Corp.	6,449,424
71,789	Oaktree Acquisition Corp. II*	768,860
71,056	Omnichannel Acquisition Corp.*	731,877
1,078	Progressive Corp. (The)	106,593
52,264	Rodgers Silicon Valley Acquisition Corp.*	697,724
71,228	Roman DBDR Tech Acquisition Corp.*	740,771
81,635	Roth Ch Acquisition II Co.*	849,004

The accompanying notes are an integral part of these financial statements.

42	Litman Gregory Funds Trust

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2020 (Continued)

Shares		Value

COMMON STOCKS (CONTINUED)

Financials (continued)
345	S&P Global, Inc.	$113,412
78,163	Seaport Global Acquisition Corp.*	816,803
12,674	Signature Bank	1,714,665
71,246	Spartacus Acquisition Corp.*	753,783
35,382	Sustainable Opportunities Acquisition Corp. - Class A*	380,710
81,530	Thunder Bridge Acquisition II Ltd. - Class A*	1,077,827
56,847	Trebia Acquisition Corp. - Class A*	613,379
2,637	Virtu Financial, Inc. - Class A	66,373
71,246	Vy Global Growth*	766,607
76,831	Waddell & Reed Financial, Inc. - Class A(a)	1,956,886
100,624	Watford Holdings Ltd.*(a)	3,481,590
175,102	Wells Fargo & Co.(a)	5,284,578
61,126	Willis Towers Watson Plc(a)	12,878,026

		92,343,858

Health Care: 1.9%
997	Abbott Laboratories	109,161
95,866	Alexion Pharmaceuticals, Inc.*	14,978,104
385	Amgen, Inc.	88,519
355	Anthem, Inc.	113,987
30,021	BioTelemetry, Inc.*(a)	2,163,914
1,680	Bristol-Myers Squibb Co.	104,210
9,763	CVS Health Corp.	666,813
638	Eli Lilly & Co.	107,720
670	HCA Holdings, Inc.	110,188
80,225	HMS Holdings Corp.*	2,948,269
277	Humana, Inc.	113,645
4,779	Johnson & Johnson	752,119
1,357	Merck & Co., Inc.	111,002
98,060	Olympus Corp.	2,144,216
43,997	Oxford Immunotec Global Plc*	768,408
56,492	Paratek Pharmaceuticals, Inc.*	353,640
12,981	Prevail Therapeutics, Inc.*	299,472
58,544	Recipharm AB - Class B*	1,564,053
326,095	Stemline Therapeutics, Inc.(b)	113,481
237	Thermo Fisher Scientific, Inc.	110,390
335	UnitedHealth Group, Inc.	117,478

		27,838,789

Industrials: 2.6%
41,658	AECOM*	2,073,735
77,703	Aerojet Rocketdyne Holdings, Inc.*	4,106,604
13,082	CoreLogic, Inc.(a)	1,011,500
417	Deere & Co.	112,194
22,485	Delta Air Lines, Inc.	904,122
4,675	Expeditors International of Washington, Inc.	444,639
113,698	Foundation Building Materials, Inc.*	2,184,139
13,410	GEA Group AG	480,185
171,867	Howmet Aerospace, Inc.	4,905,084
39,282	IHS Markit Ltd.(a)	3,528,702
45,460	LG Corp.	3,661,742
309	Lockheed Martin Corp.	109,689
1,877	Masco Corp.	103,104
223,957	McDermott International Ltd.	181,405
565,709	McDermott International Ltd.*	458,224
243,122	Meggitt Plc*	1,549,834
42,919	Rush Enterprises, Inc. - Class A(a)	1,777,705

Shares		Value

Industrials (continued)
22,050	Samsung C&T Corp.	$2,801,160
141,308	Signature Aviation Plc*	747,286
17,500	Sound Holding FP Luxemburg*(b)	487,908
535	Union Pacific Corp.	111,398
20,372	United Airlines Holdings, Inc.*	881,089
628	United Parcel Service, Inc. - Class B	105,755
81,816	Univar Solutions, Inc.*	1,555,322
55,470	Westinghouse Air Brake Technologies Corp.	4,060,404

		38,342,929

Information Technology: 7.9%
123,996	Acacia Communications, Inc.*	9,046,748
408	Accenture Plc - Class A	106,574
50,808	Analog Devices, Inc.	7,505,866
5,491	Apple, Inc.	728,601
1,252	Applied Materials, Inc.	108,048
17,925	Broadcom, Inc.	7,848,461
2,598	Cisco Systems, Inc.	116,260
185,642	Endurance International Group Holdings, Inc.*	1,754,317
710	Fidelity National Information Services, Inc.	100,437
75	Global Payments, Inc.	16,157
4,562	HP, Inc.	112,180
6,872	International Business Machines Corp.	865,047
292	Intuit, Inc.	110,916
2,239	KLA Corp.	579,699
225	Lam Research Corp.	106,261
1,611	MasterCard, Inc. - Class A	575,030
67,848	Maxim Integrated Products, Inc.(a)	6,014,725
478	Microsoft Corp.	106,317
159,124	MINDBODY, Inc. - Class A*	5,808,026
50,088	MTS Systems Corp.(a)	2,913,118
5,343	NortonLifeLock, Inc.	111,028
207	NVIDIA Corp.	108,095
13,363	NXP Semiconductors N.V.	2,124,851
16,072	Open Text Corp.	730,633
1,773	Oracle Corp.	114,695
39,703	Perspecta, Inc.	956,048
731,504	Pluralsight, Inc. - Class A*(a)	15,332,324
2,556	Qualcomm, Inc.	389,381
134,233	RealPage, Inc.*(a)	11,710,487
5,025	Siltronic AG	787,216
373,693	Slack Technologies, Inc. - Class A*(a)	15,784,792
9,334	SolarWinds Corp.*	139,543
95	SS&C Technologies Holdings, Inc.	6,911
59,595	TE Connectivity Ltd.(a)	7,215,167
179,184	Telenav, Inc.*(a)	842,165
432	Teradyne, Inc.	51,792
735	Texas Instruments, Inc.	120,636
2,046	Visa, Inc. - Class A	447,522
119,884	Xilinx, Inc.(a)	16,995,955

		118,492,029

Materials: 1.6%
51,416	Ahlstrom-Munksjo Oyj	1,138,113
268,578	Cemex SAB de C.V. - ADR*	1,388,548
111,000	Danimer Scientific, Inc.*	2,609,610
1,770,024	Glencore Plc*	5,635,656
32,829	HeidelbergCement AG	2,457,874
58,729	Hexion Holdings Corp. - Class B*	759,366
8,249	International Flavors & Fragrances, Inc.	897,821
139,464	LafargeHolcim Ltd.	7,668,785

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	43

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2020 (Continued)

Shares		Value

COMMON STOCKS (CONTINUED)

Materials (continued)
1,798	Newmont Corp.	$107,682
36,515	Tikkurila Oyj	1,114,168

		23,777,623

Real Estate: 0.2%
443	American Tower Corp.	99,436
39,502	Entra ASA(c)	894,382
3,617	Iron Mountain, Inc.	106,629
260,410	Swire Pacific Ltd. - Class A	1,444,175

		2,544,622

Utilities: 0.8%
6,635	Duke Energy Corp.	607,501
92,560	FirstEnergy Corp.	2,833,261
200,775	PG&E Corp.*	2,501,657
109,653	PNM Resources, Inc.	5,321,460

		11,263,879

TOTAL COMMON STOCKS (Cost $362,550,222)		432,081,653

RIGHTS/WARRANTS: 0.0%
14,258	Artius Acquisition, Inc. (Expiration date 07/13/26)*	31,795
17,471	Avaya Holdings Corp. (Expiration date 12/15/22)*	56,781
178,036	Bristol-Myers Squibb Co. (Expiration date 03/31/21)*	122,863
10,705	CC Neuberger Principal Holdings II (Expiration date 07/29/25)*	18,198
14,273	Churchill Capital Corp. IV (Expiration date 09/18/25)*	21,695
64,680	Cie Financiere Richemont S.A. (Expiration date 11/22/23)*	16,825
18,949	Foley Trasimene Acquisition Corp. (Expiration date 07/17/25)*	47,941
35,529	Hudson Executive Investment Corp. (Expiration date 06/21/25)*	60,044
53,010	Sustainable Opportunities Acquisition Corp. (Expiration date 06/26/25)*	119,272
18,949	Trebia Acquisition Corp. (Expiration date 12/31/25)*	39,414

TOTAL RIGHTS/WARRANTS (Cost $471,126)		534,828

PREFERRED STOCKS: 0.4%

Consumer Discretionary: 0.1%
23,370	Porsche Automobil Holding SE - (Preference Shares)	1,611,931

Consumer Staples: 0.1%
	Bunge Ltd.
16,579	4.875%, 03/01/2069(d)	1,807,111

Energy: 0.0%
	Chesapeake Energy Corp.
506	5.750%, 02/15/2069(b)(d)	0

Shares		Value

Energy (continued)
	El Paso Energy Capital Trust I
528	4.750%, 03/31/2028	$27,329

		27,329

Financials: 0.1%
	Bank of America Corp.
245	7.250%, 02/01/2070(d)	372,052
3,282	Mcdermott International Ltd. - (Preference Shares)(b)	114,868
	National General Holdings Corp.
9,105	7.500%, 01/15/2070(d)	229,082
	Wells Fargo & Co.
528	7.500%, 12/15/2069(d)	801,451

		1,517,453

Health Care: 0.1%
	Boston Scientific Corp.
6,716	5.500%, 06/01/2023	735,872

Industrials: 0.0%
	Element Communication Aviation
170	12.000%, 03/16/2040(b)	213,520

Utilities: 0.0%
	NextEra Energy, Inc.
5,237	5.279%, 03/01/2023	266,249

TOTAL PREFERRED STOCKS (Cost $7,215,640)		6,179,465

Principal Amount^

ASSET-BACKED SECURITIES: 8.6%
	Accelerated Assets LLC
$185,485	Series 2018-1-B 4.510%, 12/02/2033(c)	189,863
	Adams Outdoor Advertising L.P.
895,325	Series 2018-1-A 4.810%, 11/15/2048(c)	945,450
	AGL CLO 3 Ltd.
320,000	Series 2020-3A-C 2.387%, 01/15/2033(c)(e) 3 mo. USD LIBOR + 2.150%	320,026
470,000	Series 2020-3A-D 3.537%, 01/15/2033(c)(e) 3 mo. USD LIBOR + 3.300%	470,721
	AIM Aviation Finance Ltd.
637,452	Series 2015-1A-B1 5.072%, 02/15/2040(c)(f)	283,357
	Ajax Mortgage Loan Trust
284,774	Series 2017-B-A 3.163%, 09/25/2056(c)(g)	285,874
	American Credit Acceptance Receivables Trust
670,000	Series 2020-3-D 2.400%, 06/15/2026(c)	693,379
615,000	Series 2020-4-D 1.770%, 12/14/2026(c)	620,233
	American Homes 4 Rent
875,000	Series 2014-SFR2-E 6.231%, 10/17/2036(c)	974,311
600,000	Series 2014-SFR3-E 6.418%, 12/17/2036(c)	674,799
845,000	Series 2015-SFR1-E 5.639%, 04/17/2052(c)	943,560

The accompanying notes are an integral part of these financial statements.

44	Litman Gregory Funds Trust

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2020 (Continued)

Principal Amount^		Value

ASSET-BACKED SECURITIES (CONTINUED)
	AmeriCredit Automobile Receivables Trust
$ 185,000	Series 2020-2-D 2.130%, 03/18/2026	$190,903
	AMSR Trust
1,800,000	Series 2020-SFR5-G 4.112%, 11/17/2037(c)	1,805,468
	Anchorage Capital CLO 9 Ltd.
1,800,000	Series 2016-9A-DR 4.237%, 07/15/2032(c)(e) 3 mo. USD LIBOR + 4.000%	1,808,226
	Apidos CLO XX
265,000	Series 2015-20A-BRR 2.180%, 07/16/2031(c)(e) 3 mo. USD LIBOR + 1.950%	265,018
	Apidos CLO XXI
500,000	Series 2015-21A-ER 8.468%, 07/18/2027(c)(e) 3 mo. USD LIBOR + 8.250%	429,298
	Apidos CLO XXIII
855,000	Series 2015-23A-CR 2.237%, 04/15/2033(c)(e) 3 mo. USD LIBOR + 2.000%	855,506
	Apidos CLO XXIV
1,000,000	Series 2016-24A-DR 6.018%, 10/20/2030(c)(e) 3 mo. USD LIBOR + 5.800%	957,683
	Apres Static CLO 2 Ltd.
500,000	Series 2020-1A-D 5.087%, 04/15/2028(c)(e) 3 mo. USD LIBOR + 4.850%	501,619
	Arbys Funding LLC
254,363	Series 2020-1A-A2 3.237%, 07/30/2050(c)	261,676
	Ascentium Equipment Receivables Trust
95,000	Series 2017-2A-C 2.870%, 08/10/2022(c)	96,577
	Atrium XIII
500,000	Series 13A-E 6.259%, 11/21/2030(c)(e) 3 mo. USD LIBOR + 6.050%	490,727
	Atrium XIV LLC
750,000	Series 14A-E 5.880%, 08/23/2030(c)(e) 3 mo. USD LIBOR + 5.650%	717,043
	Avid Automobile Receivables Trust
180,000	Series 2019-1-C 3.140%, 07/15/2026(c)	183,787
	Avis Budget Rental Car Funding AESOP LLC
215,000	Series 2020-2A-B 2.960%, 02/20/2027(c)	219,812
	Barings CLO Ltd.
1,000,000	Series 2018-3A-E 5.968%, 07/20/2029(c)(e) 3 mo. USD LIBOR + 5.750%	929,168
500,000	Series 2018-4A-E 6.057%, 10/15/2030(c)(e) 3 mo. USD LIBOR + 5.820%	487,245

Principal Amount^		Value
$ 1,100,000	Series 2019-4A-C 3.037%, 01/15/2033(c)(e) 3 mo. USD LIBOR + 2.800%	$1,105,620
	Battalion CLO XIV Ltd.
250,000	Series 2019-14A-E 6.898%, 04/20/2032(c)(e) 3 mo. USD LIBOR + 6.680%	250,308
	Bayview Opportunity Master Fund V Trust
368,384	Series 2020-RN3-A1 3.228%, 09/25/2035(c)(f)	372,390
	Blackbird Capital Aircraft Lease Securitization Ltd.
264,588	Series 2016-1A-A 4.213%, 12/16/2041(c)(f)	253,485
247,135	Series 2016-1A-B 5.682%, 12/16/2041(c)(f)	218,945
	BlueMountain CLO XXIV Ltd.
510,000	Series 2019-24A-C 2.918%, 04/20/2031(c)(e) 3 mo. USD LIBOR + 2.700%	510,210
	Bristol Park CLO Ltd.
260,000	Series 2016-1A-CR 2.187%, 04/15/2029(c)(e) 3 mo. USD LIBOR + 1.950%	257,544
	Buttermilk Park CLO Ltd.
750,000	Series 2018-1A-E 5.987%, 10/15/2031(c)(e) 3 mo. USD LIBOR + 5.750%	727,402
	California Republic Auto Receivables Trust
520,000	Series 2018-1-D 4.330%, 04/15/2025	541,199
	Canyon Capital CLO Ltd.
1,000,000	Series 2016-1A-ER 5.987%, 07/15/2031(c)(e) 3 mo. USD LIBOR + 5.750%	930,761
500,000	Series 2018-1A-E 5.987%, 07/15/2031(c)(e) 3 mo. USD LIBOR + 5.750%	465,592
	Carlyle Global Market Strategies CLO Ltd.
500,000	Series 2014-2RA-D 5.571%, 05/15/2031(c)(e) 3 mo. USD LIBOR + 5.350%	440,876
	CarMax Auto Owner Trust
305,000	Series 2018-4-D 4.150%, 04/15/2025	321,930
	Castlelake Aircraft Securitization Trust
3,768,508	Series 2018-1-C 6.625%, 06/15/2043(c)	1,974,784
	Castlelake Aircraft Structured Trust
3,000,000	Series 2019-1A-E 0.010%, 04/15/2039(c)	596,225
	Catskill Park CLO Ltd.
1,000,000	Series 2017-1A-D 6.218%, 04/20/2029(c)(e) 3 mo. USD LIBOR + 6.000%	982,441
	CCG Receivables Trust
100,000	Series 2018-1-C 3.420%, 06/16/2025(c)	101,031
	Chenango Park CLO Ltd.
500,000	Series 2018-1A-D 6.037%, 04/15/2030(c)(e) 3 mo. USD LIBOR + 5.800%	485,855

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	45

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2020 (Continued)

Principal Amount^		Value

ASSET-BACKED SECURITIES (CONTINUED)
	Chesapeake Funding II LLC
$ 180,000	Series 2017-2A-D 3.710%, 05/15/2029(c)	$180,922
250,000	Series 2018-1A-C 3.570%, 04/15/2030(c)	255,274
640,000	Series 2018-1A-D 3.920%, 04/15/2030(c)	653,590
	CIFC Funding Ltd.
205,000	Series 2013-2A-A3LR 2.168%, 10/18/2030(c)(e) 3 mo. USD LIBOR + 1.950%	199,969
	Citigroup Mortgage Loan Trust, Inc.
969,349	Series 2019-E-A1 3.228%, 11/25/2070(c)(f)	975,499
	Coinstar Funding LLC
477,675	Series 2017-1A-A2 5.216%, 04/25/2047(c)	466,892
	Colony American Finance Ltd.
107,331	Series 2016-1-C 4.638%, 06/15/2048(c)(f)	107,214
	Cook Park CLO Ltd.
1,000,000	Series 2018-1A-E 5.618%, 04/17/2030(c)(e) 3 mo. USD LIBOR + 5.400%	950,112
	Corevest American Finance Trust
305,000	Series 2020-4-C 2.250%, 12/15/2052(c)	308,636
	Credit Acceptance Auto Loan Trust
605,000	Series 2020-1A-C 2.590%, 06/15/2029(c)	621,545
275,000	Series 2020-3A-C 2.280%, 02/15/2030(c)	279,596
	Credit Suisse Mortgage-Backed Trust
930,000	Series 2018-RPL8-A2 4.164%, 07/25/2058(c)(g)	931,102
	CSAB Mortgage-Backed Trust
1,857,684	Series 2006-2-A6B 6.200%, 09/25/2036(f)	199,531
	DB Master Finance LLC
327,850	Series 2019-1A-A23 4.352%, 05/20/2049(c)	355,874
	Dell Equipment Finance Trust
200,000	Series 2020-2-D 1.920%, 03/23/2026(c)	202,124
	Diamond Resorts Owner Trust
73,099	Series 2017-1A-C 6.070%, 10/22/2029(c)	74,624
312,180	Series 2018-1-C 4.530%, 01/21/2031(c)	320,051
249,172	Series 2019-1A-B 3.530%, 02/20/2032(c)	255,739
	Domino’s Pizza Master Issuer LLC
712,950	Series 2017-1A-A23 4.118%, 07/25/2047(c)	766,434
322,575	Series 2018-1A-A2II 4.328%, 07/25/2048(c)	351,812
495,000	Series 2019-1A-A2 3.668%, 10/25/2049(c)	527,516

Principal Amount^		Value
	Dorchester Park CLO Ltd.
$ 500,000	Series 2015-1A-ER 5.218%, 04/20/2028(c)(e) 3 mo. USD LIBOR + 5.000%	$484,991
	Dryden 40 Senior Loan Fund
1,000,000	Series 2015-40A-ER 5.971%, 08/15/2031(c)(e) 3 mo. USD LIBOR + 5.750%	954,559
	Dryden 45 Senior Loan Fund
275,000	Series 2016-45A-ER 6.087%, 10/15/2030(c)(e) 3 mo. USD LIBOR + 5.850%	267,780
	Dryden 55 CLO Ltd.
500,000	Series 2018-55A-F 7.437%, 04/15/2031(c)(e) 3 mo. USD LIBOR + 7.200%	423,649
	DT Auto Owner Trust
270,000	Series 2020-3A-D 1.840%, 06/15/2026(c)	274,127
	Earnest Student Loan Program LLC
13,000	Series 2016-D-R 0.010%, 01/25/2041(c)	182,082
	Education Funding Trust
614,113	Series 2020-A-A 2.790%, 07/25/2041(c)	633,431
	Exeter Automobile Receivables Trust
305,000	Series 2020-2A-D 4.730%, 04/15/2026(c)	331,677
	Fairstone Financial Issuance Trust
670,000 (CAD)	Series 2019-1A-A 3.948%, 03/21/2033(c)	530,358
	Fillmore Park CLO Ltd.
500,000	Series 2018-1A-E 5.637%, 07/15/2030(c)(e) 3 mo. USD LIBOR + 5.400%	476,991
	First Investors Auto Owner Trust
160,000	Series 2019-2A-D 2.800%, 12/15/2025(c)	164,751
365,000	Series 2019-2A-E 3.880%, 01/15/2026(c)	375,807
	FirstKey Homes Trust
775,000	Series 2020-SFR1-F1 3.638%, 09/17/2025(c)	801,477
	Flagship Credit Auto Trust
300,000	Series 2016-3-E 6.250%, 10/15/2023(c)	306,364
595,000	Series 2020-1-D 2.480%, 03/16/2026(c)	613,834
	Galaxy XXVI CLO Ltd.
715,000	Series 2018-26A-E 6.063%, 11/22/2031(c)(e) 3 mo. USD LIBOR + 5.850%	672,899
	Genesis Sales Finance Master Trust
145,000	Series 2019-AA-A 4.680%, 08/20/2023(c)	145,663
	Gilbert Park CLO Ltd.
500,000	Series 2017-1A-E 6.637%, 10/15/2030(c)(e) 3 mo. USD LIBOR + 6.400%	494,999
	Global Container Assets 2014 Holdings Ltd.
793,808	Series 2014-1-C 6.000%, 01/05/2030(b)(c)	267,918

The accompanying notes are an integral part of these financial statements.

46	Litman Gregory Funds Trust

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2020 (Continued)

Principal Amount^		Value

ASSET-BACKED SECURITIES (CONTINUED)
	Global Container Assets 2014 Holdings Ltd. (Continued)
$ 362,774	Series 2014-1-D 7.500%, 01/05/2030(b)(c)	$49,040
1,185,000	Series 2014-1-E 0.000%, 01/05/2030(b)(c)	0
	Global Container Assets Ltd.
123,435	Series 2015-1A-B 4.500%, 02/05/2030(c)	123,205
	GLS Auto Receivables Issuer Trust
1,135,000	Series 2020-3A-C 1.920%, 05/15/2025(c)	1,156,034
	Goldentree Loan Management US CLO 3 Ltd.
500,000	Series 2018-3A-D 3.068%, 04/20/2030(c)(e) 3 mo. USD LIBOR + 2.850%	495,042
	GSAA Home Equity Trust
619,476	Series 2006-10-AF5 6.448%, 06/25/2036(f)	253,385
	Harbour Aircraft Investments Ltd.
299,992	Series 2017-1-C 8.000%, 11/15/2037	144,682
	Hardee’s Funding LLC
265,000	Series 2020-1A-A2 3.981%, 12/20/2050(c)	272,525
	Harley Marine Financing LLC
275,092	Series 2018-1A-A2 5.682%, 05/15/2043(c)	249,283
	Highbridge Loan Management Ltd.
500,000	Series 2013-2A-DR 6.818%, 10/20/2029(c)(e) 3 mo. USD LIBOR + 6.600%	462,706
	Hilton Grand Vacations Trust
121,862	Series 2018-AA-C 4.000%, 02/25/2032(c)	127,237
	Horizon Aircraft Finance I Ltd.
2,715,031	Series 2018-1-C 6.657%, 12/15/2038(c)	1,703,411
	HPEFS Equipment Trust
265,000	Series 2020-1A-D 2.260%, 02/20/2030(c)	267,939
	HPS Loan Management Ltd.
2,000,000	Series 6A-2015-DR 5.325%, 02/05/2031(c)(e) 3 mo. USD LIBOR + 5.100%	1,792,080
	InSite Issuer LLC
3,500,000	Series 2016-1A-C 6.414%, 11/15/2046(c)	3,774,436
	JP Morgan Mortgage Acquisition Trust
1,000,000	Series 2007-CH1-AF5 4.830%, 11/25/2036(f)	1,084,999
	Kestrel Aircraft Funding Ltd.
510,812	Series 2018-1A-A 4.250%, 12/15/2038(c)	478,202
	LCM 26 Ltd.
500,000	Series 26A-E 5.518%, 01/20/2031(c)(e) 3 mo. USD LIBOR + 5.300%	449,171

Principal Amount^		Value
	LCM 30 Ltd.
$300,000	Series 30A-D 3.968%, 04/20/2031(c)(e) 3 mo. USD LIBOR + 3.750%	$300,402
	LCM Loan Income Fund I Income Note Issuer Ltd.
500,000	Series 27A-E 5.830%, 07/16/2031(c)(e) 3 mo. USD LIBOR + 5.600%	448,874
	LCM XVII L.P.
1,000,000	Series 17A-ER 6.237%, 10/15/2031(c)(e) 3 mo. USD LIBOR + 6.000%	916,167
	LCM XX L.P.
500,000	Series 20A-ER 5.668%, 10/20/2027(c)(e) 3 mo. USD LIBOR + 5.450%	450,876
	Legacy Mortgage Asset Trust
732,615	Series 2018-GS2-A1 4.000%, 04/25/2058(c)(f)	738,464
	Lehman XS Trust
2,428,743	Series 2005-6-3A3A 6.260%, 11/25/2035(f)	1,607,624
282,281	Series 2006-8-3A3 4.480%, 06/25/2036(f)	293,664
	Madison Park Funding XIV Ltd.
1,000,000	Series 2014-14A-ER 6.016%, 10/22/2030(c)(e) 3 mo. USD LIBOR + 5.800%	964,964
	Madison Park Funding XXII Ltd.
1,000,000	Series 2016-22A-ER 6.937%, 01/15/2033(c)(e) 3 mo. USD LIBOR + 6.700%	1,001,476
	Madison Park Funding XXVI Ltd.
445,000	Series 2007-4A-DR 3.213%, 07/29/2030(c)(e) 3 mo. USD LIBOR + 3.000%	437,106
	Madison Park Funding XXX Ltd.
395,000	Series 2018-30A-D 2.737%, 04/15/2029(c)(e) 3 mo. USD LIBOR + 2.500%	378,513
	Madison Park Funding XXXI Ltd.
270,000	Series 2018-31A-C 2.359%, 01/23/2031(c)(e) 3 mo. USD LIBOR + 2.150%	268,026
	MAPS Ltd.
588,226	Series 2018-1A-A 4.212%, 05/15/2043(c)	563,504
270,779	Series 2019-1A-A 4.458%, 03/15/2044(c)	258,767
	Mosaic Solar Loans LLC
1,502,146	Series 2017-2A-B 4.770%, 06/22/2043(c)	1,639,250
	MVW LLC
90,801	Series 2020-1A-C 4.210%, 10/20/2037(c)	96,121
	MVW Owner Trust
97,068	Series 2019-1A-C 3.330%, 11/20/2036(c)	98,988
	Myers Park CLO Ltd.
1,000,000	Series 2018-1A-E 5.718%, 10/20/2030(c)(e) 3 mo. USD LIBOR + 5.500%	957,552

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	47

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2020 (Continued)

Principal Amount^		Value

ASSET-BACKED SECURITIES (CONTINUED)
	Navient Private Education Refi Loan Trust
$ 260,000	Series 2018-A-B 3.680%, 02/18/2042(c)	$265,577
855,000	Series 2019-FA-B 3.120%, 08/15/2068(c)	881,637
180,000	Series 2019-GA-B 3.080%, 10/15/2068(c)	181,223
220,000	Series 2020-FA-B 2.690%, 07/15/2069(c)	221,846
	Neuberger Berman CLO XVI-S Ltd.
500,000	Series 2017-16SA-E 5.637%, 01/15/2028(c)(e) 3 mo. USD LIBOR + 5.400%	484,791
	Neuberger Berman CLO XXIII Ltd.
1,000,000	Series 2016-23A-ER 5.968%, 10/17/2027(c)(e) 3 mo. USD LIBOR + 5.750%	984,128
	Neuberger Berman Loan Advisers CLO 24 Ltd.
1,000,000	Series 2017-24A-E 6.238%, 04/19/2030(c)(e) 3 mo. USD LIBOR + 6.020%	981,669
	Neuberger Berman Loan Advisers CLO 26 Ltd.
1,000,000	Series 2017-26A-INC 0.000%, 10/18/2030(c)(g)	830,113
	Neuberger Berman Loan Advisers CLO 30 Ltd.
2,210,000	Series 2018-30A-E 6.968%, 01/20/2031(c)(e) 3 mo. USD LIBOR + 6.750%	2,210,481
	New Residential Mortgage Loan Trust
171,600	Series 2020-NPL2-A1 3.228%, 08/25/2060(c)(f)	173,106
	Octagon Investment Partners 26 Ltd.
1,000,000	Series 2016-1A-FR 8.327%, 07/15/2030(c)(e) 3 mo. USD LIBOR + 8.090%	859,434
	Octagon Investment Partners 29 Ltd.
1,000,000	Series 2016-1A-ER 7.465%, 01/24/2033(c)(e) 3 mo. USD LIBOR + 7.250%	1,005,280
	Octagon Investment Partners 39 Ltd.
275,000	Series 2018-3A-E 5.968%, 10/20/2030(c)(e) 3 mo. USD LIBOR + 5.750%	266,747
	Octagon Investment Partners XVI Ltd.
1,000,000	Series 2013-1A-ER 5.968%, 07/17/2030(c)(e) 3 mo. USD LIBOR + 5.750%	949,631
1,500,000	Series 2013-1A-SUB 0.000%, 07/17/2030(c)(g)	435,936
	Octagon Investment Partners XXI Ltd.
500,000	Series 2014-1A-DRR 7.221%, 02/14/2031(c)(e) 3 mo. USD LIBOR + 7.000%	505,894
	Octagon Investment Partners XXII Ltd.
835,000	Series 2014-1A-CRR 2.116%, 01/22/2030(c)(e) 3 mo. USD LIBOR + 1.900%	822,238

Principal Amount^		Value
	OHA Credit Funding 5 Ltd.
$ 475,000	Series 2020-5A-C 2.218%, 04/18/2033(c)(e) 3 mo. USD LIBOR + 2.000%	$474,865
	OneMain Financial Issuance Trust
675,000	Series 2015-3A-B 4.160%, 11/20/2028(c)	676,094
290,000	Series 2020-1A-B 4.830%, 05/14/2032(c)	313,056
265,000	Series 2020-2A-C 2.760%, 09/14/2035(c)	272,983
	OZLM XXIII Ltd.
255,000	Series 2019-23A-E 7.037%, 04/15/2032(c)(e) 3 mo. USD LIBOR + 6.800%	253,054
	Palmer Square CLO Ltd.
260,000	Series 2015-2A-BR2 2.168%, 07/20/2030(c)(e) 3 mo. USD LIBOR + 1.950%	258,923
	Parallel Ltd.
700,000	Series 2017-1A-CR 2.218%, 07/20/2029(c)(e) 3 mo. USD LIBOR + 2.000%	674,437
1,005,000	Series 2018-2A-B 2.368%, 10/20/2031(c)(e) 3 mo. USD LIBOR + 2.150%	966,811
	Pikes Peak CLO 3
895,000	Series 2019-3A-E 7.075%, 04/25/2030(c)(e) 3 mo. USD LIBOR + 6.860%	881,355
	Planet Fitness Master Issuer LLC
772,200	Series 2019-1A-A2 3.858%, 12/05/2049(c)	731,137
	PNMAC FMSR Issuer Trust
7,300,000	Series 2018-FT1-A 2.498%, 04/25/2023(c)(e) 1 mo. USD LIBOR + 2.350%	7,073,979
	Prestige Auto Receivables Trust
330,000	Series 2019-1A-E 3.900%, 05/15/2026(c)	340,225
	Preston Ridge Partners Mortgage LLC
406,070	Series 2019-4A-A1 3.351%, 11/25/2024(c)(f)	408,169
289,576	Series 2020-1A-A1 2.981%, 02/25/2025(c)(f)	290,656
	Progress Residential Trust
125,000	Series 2018-SFR2-E 4.656%, 08/17/2035(c)	127,516
170,000	Series 2018-SFR3-E 4.873%, 10/17/2035(c)	174,577
530,000	Series 2019-SFR1-E 4.466%, 08/17/2035(c)	548,175
235,000	Series 2019-SFR3-D 2.871%, 09/17/2036(c)	239,003
255,000	Series 2020-SFR3-F 2.796%, 10/17/2027(c)	256,336
	Republic FInance Issuance Trust
1,000,000	Series 2019-A-A 3.430%, 11/22/2027(c)	1,016,106
	Rockford Tower CLO Ltd.
700,000	Series 2017-2A-CR 2.137%, 10/15/2029(c)(e) 3 mo. USD LIBOR + 1.900%	697,093

The accompanying notes are an integral part of these financial statements.

48	Litman Gregory Funds Trust

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2020 (Continued)

Principal Amount^		Value

ASSET-BACKED SECURITIES (CONTINUED)
	S-Jets Ltd.
$ 1,120,221	Series 2017-1-A 3.967%, 08/15/2042(c)	$1,091,201
	Santander Drive Auto Receivables Trust
890,000	Series 2020-1-D 5.350%, 03/15/2028	991,549
300,000	Series 2020-2-D 2.220%, 09/15/2026	308,779
	SCF Equipment Leasing LLC
1,135,000	Series 2018-1A-C 4.210%, 04/20/2027(c)	1,146,116
	Sierra Timeshare Receivables Funding LLC
135,048	Series 2020-2A-C 3.510%, 07/20/2037(c)	139,510
	SLM Private Credit Student Loan Trust
210,000	Series 2003-A-A3 3.180%, 06/15/2032(e) 28 day ARS	209,308
677,000	Series 2003-B-A3 3.200%, 03/15/2033(e) 28 day ARS	674,211
55,000	Series 2003-B-A4 3.658%, 03/15/2033(e) 28 day ARS	54,773
	SoFi Consumer Loan Program Trust
435,000	Series 2018-2-B 3.790%, 04/26/2027(c)	444,545
380,000	Series 2019-4-C 2.840%, 08/25/2028(c)	390,661
	SoFi Professional Loan Program LLC
144,644	Series 2016-A-B 3.570%, 01/26/2038(c)	147,307
133,000	Series 2017-F-R1 0.010%, 01/25/2041(c)	5,094,979
63,038	Series 2019-B-R1 0.010%, 08/17/2048(c)	1,790,413
	SoFi Professional Loan Program Trust
360,000	Series 2020-A-BFX 3.120%, 05/15/2046(c)	372,575
45,000	Series 2020-A-R1 0.010%, 05/15/2046(c)	2,804,809
	SpringCastle America Funding LLC
920,693	Series 2020-AA-A 1.970%, 09/25/2037(c)	929,267
	Sprite Ltd.
2,570,823	Series 2017-1-A 4.250%, 12/15/2037(c)	2,439,344
292,457	Series 2017-1-B 5.750%, 12/15/2037(c)	229,668
	Stewart Park CLO Ltd.
500,000	Series 2015-1A-ER 5.517%, 01/15/2030(c)(e) 3 mo. USD LIBOR + 5.280%	468,068
	Textainer Marine Containers VII Ltd.
110,985	Series 2020-1A-A 2.730%, 08/21/2045(c)	114,445
	THL Credit Wind River CLO Ltd.
2,000,000	Series 2014-2A-INC 0.010%, 01/15/2031(c)	592,434

Principal Amount^		Value
$ 500,000	Series 2018-2A-E 5.987%, 07/15/2030(c)(e) 3 mo. USD LIBOR + 5.750%	$466,806
	TICP CLO VII Ltd.
280,000	Series 2017-7A-CR 2.387%, 04/15/2033(c)(e) 3 mo. USD LIBOR + 2.150%	280,394
	TICP CLO XV Ltd.
250,000	Series 2020-15A-C 2.368%, 04/20/2033(c)(e) 3 mo. USD LIBOR + 2.150%	250,358
	Tidewater Auto Receivables Trust
110,000	Series 2018-AA-D 4.300%, 11/15/2024(c)	112,591
	Towd Point Mortgage Trust
310,000	Series 2018-5-M1 3.250%, 07/25/2058(c)(g)	330,741
385,000	Series 2019-2-M1 3.750%, 12/25/2058(c)(g)	420,061
	Trestles CLO II Ltd.
335,000	Series 2018-2A-D 5.965%, 07/25/2031(c)(e) 3 mo. USD LIBOR + 5.750%	315,227
	Tricon American Homes
250,000	Series 2020-SFR1-E 3.544%, 07/17/2038(c)	262,189
	Tricon American Homes Trust
290,000	Series 2020-SFR2-E1 2.730%, 11/17/2039(c)	291,382
	Tryon Park CLO Ltd.
1,000,000	Series 2013-1A-DR 6.187%, 04/15/2029(c)(e) 3 mo. USD LIBOR + 5.950%	988,880
	Vericrest Opportunity Loan Trust
947,482	Series 2019-NPL5-A1A 3.352%, 09/25/2049(c)(f)	950,117
	VOLT LXXXIII LLC
259,969	Series 2019-NPL9-A1A 3.327%, 11/26/2049(c)(f)	261,103
	Voya CLO Ltd.
500,000	Series 2018-2A-E 5.487%, 07/15/2031(c)(e) 3 mo. USD LIBOR + 5.250%	468,905
	WAVE Trust
282,273	Series 2017-1A-B 5.682%, 11/15/2042(c)	227,732
	Webster Park CLO Ltd.
1,000,000	Series 2015-1A-DR 5.718%, 07/20/2030(c)(e) 3 mo. USD LIBOR + 5.500%	963,659
	Wendy’s Funding LLC
863,300	Series 2018-1A-A2II 3.884%, 03/15/2048(c)	917,118
183,350	Series 2019-1A-A2II 4.080%, 06/15/2049(c)	198,881
	Westlake Automobile Receivables Trust
390,000	Series 2020-3A-D 1.650%, 02/17/2026(c)	395,046
	Willis Engine Structured Trust
236,686	Series 2020-A-A 3.228%, 03/15/2045(c)	205,813

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	49

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2020 (Continued)

Principal Amount^		Value

ASSET-BACKED SECURITIES (CONTINUED)
	York CLO Ltd.
$ 1,783,000	Series 2019-1A-D 4.216%, 07/22/2032(c)(e) 3 mo. USD LIBOR + 4.000%	$1,788,315

TOTAL ASSET-BACKED SECURITIES (Cost $138,337,186)		128,092,616

BANK LOANS: 2.0%
	Air Methods Corp.
1,176,709	4.500%, 04/22/2024(e) 3 mo. LIBOR + 3.500%	1,139,643
	American Tire Distributors Holdings, Inc.
1,142,589	8.500%, 09/02/2024(e) 1 mo. LIBOR + 7.500%	1,095,743
	Avaya, Inc.
238,601	4.409%, 12/15/2024(e) 1 mo. LIBOR + 4.250%	240,325
296,399	4.409%, 12/15/2027(e) 1 mo. LIBOR + 4.250%	297,016
	BJ Services LLC
1,760,877	8.500%, 01/03/2023(b)(e)(h) 3 mo. LIBOR + 7.000%	1,672,833
	Bright Bidco B.V.
872,742	0.000%, 06/30/2024(i)	506,282
	Cengage Learning, Inc.
1,033,763	5.250%, 06/07/2023(e) 3 mo. LIBOR + 4.250%	994,407
	Colorado Buyer, Inc.
469,820	4.000%, 05/01/2024(e) 3 mo. LIBOR + 3.000%	441,222
	CP Atlas Buyer, Inc.
236,250	5.250%, 11/23/2027(e) 3 mo. LIBOR + 4.500%	237,047
78,750	5.250%, 11/23/2027(e) 3 mo. LIBOR + 4.500%	79,016
	Curium BidCo S.A R.L.
405,000	0.000%, 10/27/2028(i)	406,012
	Cvent, Inc.
1,242,997	3.897%, 11/29/2024(e) 1 mo. LIBOR + 3.750%	1,199,492
	Dell International LLC
422,170	2.750%, 09/19/2025(e) 1 mo. LIBOR + 2.000%	422,961
	Dhanani Group, Inc.
107,605	3.897%, 07/20/2025(e) 1 mo. LIBOR + 3.750%	105,857
	Envision Healthcare Corp.
398,982	3.897%, 10/10/2025(e) 1 mo. LIBOR + 3.750%	334,598
	Finastra USA, Inc.
462,744	4.500%, 06/13/2024(e) 6 mo. LIBOR + 3.500%	454,454
405,000	8.250%, 06/13/2025(e) 6 mo. LIBOR + 7.250%	407,748
	Flexential Intermediate Corp.
439,324	3.754%, 08/01/2024(e) 3 mo. LIBOR + 3.500%	394,994

Principal Amount^		Value
	Global Medical Response, Inc.
$ 246,819	5.250%, 03/14/2025(e) 3 mo. LIBOR + 4.250%	$244,968
	Golden Nugget, Inc.
428,175	3.250%, 10/04/2023(e) 2 mo. LIBOR + 2.500%	414,777
	Granite Holdings US Acquisition Co.
454,250	5.504%, 09/30/2026(e) 3 mo. LIBOR + 5.250%	455,386
	Gray Television, Inc.
556,000	2.405%, 02/07/2024(e) 3 mo. LIBOR + 2.250%	552,575
	Gulf Finance LLC
524,144	6.250%, 08/25/2023(e) 1 mo. LIBOR + 5.250%	400,035
	ION Trading Technologies S.A.R.L.
360,289	5.000%, 11/21/2024(e) 3 mo. LIBOR + 4.000%	360,161
	IRB Holding Corp.
320,000	0.000%, 12/15/2027(i)	320,950
	Ivanti Software, Inc.
320,000	5.750%, 12/01/2027(e) 1 mo. LIBOR + 4.750%	319,800
	Klockner-Pentaplast of America, Inc.
77,394	5.250%, 06/30/2022(e) 6 mo. LIBOR + 4.250%	77,346
	Kronos Acquisition Holdings Inc.
145,000	0.000%, 12/17/2026(i)	145,510
	Lealand Finance Company B.V.
881,424	0.000%, 06/30/2025(i)	592,758
405,509	3.000%, 06/30/2025(e) 1 mo. LIBOR + 3.000%	272,704
	Lower Cadence Holdings LLC
285,648	4.147%, 05/22/2026(e) 1 mo. LIBOR + 4.000%	279,668
	McDermott Technology Americas, Inc.
311,809	0.000%, 05/10/2023(b)(i)	240,093
1,614,796	0.000%, 05/10/2023(b)(i)	1,243,393
248,000	0.000%, 06/28/2024(i)	226,920
45,791	0.000%, 06/30/2024(i)	37,777
5,446	3.147%, 06/30/2024(e) 1 mo. LIBOR + 3.000%	4,493
	Mediaco Holding, Inc.
2,192,101	8.400%, 11/21/2024(b)(e) 1 mo. LIBOR + 7.500%	2,038,654
	Milano Acquisition Corp.
180,000	4.750%, 10/01/2027(e) 3 mo. LIBOR + 4.000%	180,412
	Minotaur Acquisition, Inc.
1,078,534	5.147%, 03/27/2026(e) 1 mo. LIBOR + 5.000%	1,061,008
	Mitchell International, Inc.
845,000	7.397%, 12/01/2025(e) 1 mo. LIBOR + 7.250%	820,178
	MLN U.S. Holding Co. LLC
466,018	4.652%, 11/30/2025(e) 1 mo. LIBOR + 4.500%	424,768
	MPH Acquisition Holdings LLC
945,074	3.750%, 06/07/2023(e) 3 mo. LIBOR + 2.750%	942,494

The accompanying notes are an integral part of these financial statements.

50	Litman Gregory Funds Trust

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2020 (Continued)

Principal Amount^		Value

BANK LOANS (CONTINUED)
	OneDigital Borrower LLC
$ 728,125	5.250%, 11/16/2027(e) 3 mo. LIBOR + 4.500%	$730,855
	Playtika Holding Corp.
304,456	7.000%, 12/10/2024(e) 3 mo. LIBOR + 6.000%	306,896
	Radiology Partners, Inc.
508,265	4.396%-5.295%, 07/09/2025(e) 1 mo. LIBOR + 4.250%	501,065
	Solenis Holdings LLC
534,882	4.233%, 06/26/2025(e) 3 mo. LIBOR + 4.000%	535,016
170,000	8.733%, 06/26/2026(e) 3 mo. LIBOR + 8.500%	169,858
	Team Health Holdings, Inc.
834,167	3.750%, 02/06/2024(e) 1 mo. LIBOR + 2.750%	747,030
	Tibco Software, Inc.
390,000	7.400%, 03/03/2028(e) 1 mo. LIBOR + 7.250%	395,199
	Titan Acquisition Ltd.
313,747	3.267%, 03/28/2025(e) 6 mo. LIBOR + 3.000%	306,813
	Travelport Finance (Luxembourg) S.A.R.L.
536,618	0.000%, 02/28/2025(i)	530,748
311,569	5.254%, 05/29/2026(e) 3 mo. LIBOR + 5.000%	213,685
	Vantage Specialty Chemicals, Inc.
240,000	0.000%, 10/28/2024(i)	228,950
612,348	4.500%, 10/28/2024(e) 3 mo. LIBOR + 3.500%	584,156
	Web.com Group, Inc.
619,640	7.898%, 10/09/2026(e) 1 mo. LIBOR + 7.750%	594,598
	Weber-Stephen Products LLC
275,000	4.000%, 10/30/2027(e) 1 mo. LIBOR + 3.250%	275,722
	Western Digital Corp.
697,768	1.897%, 04/29/2023(e) 1 mo. LIBOR + 1.750%	698,029
	Ziggo B.V.
490,000 (EUR)	3.000%, 01/31/2029(e) 6 mo. EURIBOR + 3.000%	598,898

TOTAL BANK LOANS (Cost $31,565,417)		29,503,996

CONVERTIBLE BONDS: 1.1%

Communications: 0.3%
	DISH Network Corp.
210,000	0.000%, 12/15/2025(c)(j)	212,043
3,880,000	3.375%, 08/15/2026	3,708,239
	Liberty Media Corp.
620,000	0.500%, 12/01/2050(c)	661,484
	Palo Alto Networks, Inc.
35,000	0.375%, 06/01/2025(c)	46,264
	Uber Technologies, Inc.
380,000	0.000%, 12/15/2025(c)(j)	390,655

		5,018,685

Principal Amount^		Value

Consumer, Cyclical: 0.1%
	Cineplex, Inc.
$1,041,000 (CAD)	5.750%, 09/30/2025(c)	$890,216
	Southwest Airlines Co.
340,000	1.250%, 05/01/2025	495,550

		1,385,766

Consumer, Non-cyclical: 0.7%
	BioMarin Pharmaceutical, Inc.
2,595,000	1.250%, 05/15/2027(c)	2,724,750
	Chegg, Inc.
130,000	0.000%, 09/01/2026(c)(j)	146,018
	Dermira, Inc.
3,806,000	3.000%, 05/15/2022	3,858,332
	Guardant Health, Inc.
390,000	0.000%, 11/15/2027(c)(j)	458,260
	Neurocrine Biosciences, Inc.
420,000	2.250%, 05/15/2024	583,705
	Shift4 Payments, Inc.
645,000	0.000%, 12/15/2025(c)(j)	790,309
	Teladoc Health, Inc.
820,000	1.250%, 06/01/2027(c)	986,218

		9,547,592

Industrial: 0.0%
	Greenbrier Cos., Inc. (The)
180,000	2.875%, 02/01/2024	182,785

Technology: 0.0%
	LivePerson, Inc.
300,000	0.000%, 12/15/2026(c)(j)	329,198
	Lumentum Holdings, Inc.
180,000	0.500%, 12/15/2026	220,392

		549,590

TOTAL CONVERTIBLE BONDS (Cost $15,759,043)		16,684,418

CORPORATE BONDS: 28.8%

Basic Materials: 2.9%
	ABJA Investment Co. Pte Ltd.
210,000	5.450%, 01/24/2028	224,229
	Alcoa Nederland Holding B.V.
1,650,000	5.500%, 12/15/2027(c)	1,807,608
	Allegheny Technologies, Inc.
555,000	5.875%, 12/01/2027	585,178
	Antofagasta Plc
205,000	2.375%, 10/14/2030(c)	206,025
	Braskem Idesa SAPI
300,000	7.450%, 11/15/2029(c)	282,000
200,000	7.450%, 11/15/2029	188,000
	Braskem Netherlands Finance B.V.
800,000	4.500%, 01/31/2030(c)	823,000
400,000	5.875%, 01/31/2050	414,304
200,000	5.875%, 01/31/2050(c)	207,152
	Cleveland-Cliffs, Inc.
3,208,000	5.875%, 06/01/2027	3,276,170
	Compass Minerals International, Inc.
462,000	6.750%, 12/01/2027(c)	500,896

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	51

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2020 (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Basic Materials (continued)
	CSN Islands XII Corp.
$ 600,000	7.000%, 03/23/2021(d)	$596,055
	First Quantum Minerals Ltd.
600,000	7.500%, 04/01/2025(c)	625,500
1,445,000	6.875%, 03/01/2026(c)	1,509,122
740,000	6.875%, 10/15/2027(c)	803,825
	FMG Resources August 2006 Pty Ltd.
2,831,000	4.500%, 09/15/2027(c)	3,149,997
	Freeport-McMoRan, Inc.
95,000	5.000%, 09/01/2027	100,797
655,000	4.125%, 03/01/2028	688,159
30,000	4.375%, 08/01/2028	31,931
450,000	4.250%, 03/01/2030	485,298
4,069,000	4.625%, 08/01/2030	4,472,950
215,000	5.400%, 11/14/2034	269,422
150,000	5.450%, 03/15/2043	187,029
	Hecla Mining Co.
2,024,000	7.250%, 02/15/2028	2,213,750
	Hudbay Minerals, Inc.
1,250,000	6.125%, 04/01/2029(c)	1,350,000
	Illuminate Buyer LLC / Illuminate Holdings IV, Inc.
410,000	9.000%, 07/01/2028(c)	451,513
	Kraton Polymers LLC / Kraton Polymers Capital Corp.
180,000	4.250%, 12/15/2025(c)	183,843
	Methanex Corp.
2,150,000	5.125%, 10/15/2027	2,339,479
	Metinvest B.V.
200,000	8.500%, 04/23/2026	225,500
200,000	7.750%, 10/17/2029	219,712
	Mineral Resources Ltd.
3,637,000	8.125%, 05/01/2027(c)	4,032,524
	New Gold, Inc.
2,000,000	7.500%, 07/15/2027(c)	2,216,250
	Newcrest Finance Pty Ltd.
305,000	3.250%, 05/13/2030(c)	337,561
	Novelis Corp.
310,000	4.750%, 01/30/2030(c)	334,564
	Olin Corp.
1,000,000	5.625%, 08/01/2029	1,087,505
	Rayonier AM Products, Inc.
1,640,000	5.500%, 06/01/2024(c)	1,430,900
	Sasol Financing USA LLC
200,000	5.875%, 03/27/2024	213,050
	Suzano Austria GmbH
510,000	3.750%, 01/15/2031	541,747
	Unigel Luxembourg S.A.
500,000	8.750%, 10/01/2026	540,005
	United States Steel Corp.
1,385,000	6.875%, 08/15/2025	1,325,272
928,000	6.250%, 03/15/2026	850,860
	UPL Corp. Ltd.
600,000	5.250%, 02/27/2025(d)(g) 5 year CMT + 3.865%	593,910
	Valvoline, Inc.
355,000	3.625%, 06/15/2031(c)(k)	364,763

Principal Amount^		Value

Basic Materials (continued)
	Vedanta Resources Finance II Plc
$ 250,000	9.250%, 04/23/2026(c)	$190,000
200,000	9.250%, 04/23/2026	152,000

		42,629,355

Communications: 4.1%
	Altice France Holding S.A.
692,000	6.000%, 02/15/2028(c)	701,934
	Arches Buyer, Inc.
60,000	6.125%, 12/01/2028(c)	62,075
	CCO Holdings LLC / CCO Holdings Capital Corp.
1,930,000	4.250%, 02/01/2031(c)	2,036,362
3,097,000	4.500%, 05/01/2032(c)	3,310,600
	Cincinnati Bell, Inc.
3,484,000	7.000%, 07/15/2024(c)	3,634,213
	Clear Channel Worldwide Holdings, Inc.
685,000	5.125%, 08/15/2027(c)	692,706
	CommScope Technologies LLC
640,000	5.000%, 03/15/2027(c)	631,600
	CommScope, Inc.
410,000	6.000%, 03/01/2026(c)	432,515
1,510,000	7.125%, 07/01/2028(c)	1,610,143
	CSC Holdings LLC
680,000	4.125%, 12/01/2030(c)	711,688
1,180,000	4.625%, 12/01/2030(c)	1,233,259
	eBay, Inc.
65,000	4.000%, 07/15/2042	74,112
	EIG Investors Corp.
3,521,000	10.875%, 02/01/2024	3,653,478
	Embarq Corp.
925,000	7.995%, 06/01/2036	1,142,676
	Expedia Group, Inc.
1,175,000	6.250%, 05/01/2025(c)	1,362,690
600,000	7.000%, 05/01/2025(c)	661,750
365,000	4.625%, 08/01/2027(c)	408,789
105,000	3.800%, 02/15/2028	112,852
1,365,000	3.250%, 02/15/2030	1,422,252
	Frontier Communications Corp.
195,000	6.750%, 05/01/2029(c)	209,016
	Gogo Intermediate Holdings LLC / Gogo Finance Co., Inc.
875,000	9.875%, 05/01/2024(c)	938,538
	GrubHub Holdings, Inc.
2,230,000	5.500%, 07/01/2027(c)	2,341,500
	iHeartCommunications, Inc.
165,000	6.375%, 05/01/2026	176,859
2,895,000	8.375%, 05/01/2027	3,095,551
350,000	5.250%, 08/15/2027(c)	368,091
735,000	4.750%, 01/15/2028(c)	755,536
	Intelsat Jackson Holdings S.A.
825,000	8.500%, 10/15/2024(c)(h)	591,855
	Kenbourne Invest S.A.
825,000	6.875%, 11/26/2024(c)	896,577
	Match Group Holdings II LLC
2,300,000	5.000%, 12/15/2027(c)	2,452,720
2,520,000	5.625%, 02/15/2029(c)	2,753,100
300,000	4.125%, 08/01/2030(c)	312,516
	NBCUniversal Enterprise, Inc.
520,000	5.250%, 03/19/2021(c)(d)	531,050

The accompanying notes are an integral part of these financial statements.

52	Litman Gregory Funds Trust

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2020 (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Communications (continued)
	Netflix, Inc.
$ 190,000	4.875%, 04/15/2028	$214,573
1,646,000	5.875%, 11/15/2028	1,976,081
1,146,000	4.875%, 06/15/2030(c)	1,320,049
	Nokia Oyj
480,000 (EUR)	2.000%, 03/11/2026	610,641
	Oi S.A.
550,000	10.000%, 07/27/2025(l) PIK rate 12.000%	585,755
	Outfront Media Capital LLC / Outfront Media Capital Corp.
280,000	4.625%, 03/15/2030(c)	286,549
	Sirius XM Radio, Inc.
483,000	5.000%, 08/01/2027(c)	513,900
267,000	5.500%, 07/01/2029(c)	294,284
	TripAdvisor, Inc.
500,000	7.000%, 07/15/2025(c)	540,937
	TV Azteca SAB de C.V.
400,000	8.250%, 08/09/2024	226,458
	Twitter, Inc.
1,495,000	3.875%, 12/15/2027(c)	1,594,044
	Uber Technologies, Inc.
220,000	7.500%, 05/15/2025(c)	237,932
4,654,000	8.000%, 11/01/2026(c)	5,087,962
2,938,000	7.500%, 09/15/2027(c)	3,235,472
3,885,000	6.250%, 01/15/2028(c)	4,229,794
	Virgin Media Finance Plc
285,000	5.000%, 07/15/2030(c)	296,044
	Ziggo B.V.
150,000	5.500%, 01/15/2027(c)	156,839

		60,725,917

Consumer, Cyclical: 5.3%
	1011778 BC ULC / New Red Finance, Inc.
540,000	4.375%, 01/15/2028(c)	557,113
	Adient Global Holdings Ltd.
1,000,000	4.875%, 08/15/2026(c)	1,028,750
	Allison Transmission, Inc.
587,000	5.875%, 06/01/2029(c)	649,436
430,000	3.750%, 01/30/2031(c)	440,750
	AutoNation, Inc.
135,000	4.750%, 06/01/2030	162,636
	Bally’s Corp.
1,865,000	6.750%, 06/01/2027(c)	2,003,709
	Beacon Roofing Supply, Inc.
1,000,000	4.875%, 11/01/2025(c)	1,025,565
	Beazer Homes USA, Inc.
451,000	7.250%, 10/15/2029	509,925
	Boyd Gaming Corp.
2,848,000	4.750%, 12/01/2027	2,964,227
	Brinker International, Inc.
2,870,000	5.000%, 10/01/2024(c)	3,002,436
	Carnival Corp.
622,000	11.500%, 04/01/2023(c)	720,385
95,000	7.625%, 03/01/2026(c)	103,680
	Carvana Co.
605,000	5.625%, 10/01/2025(c)	621,535

Principal Amount^		Value

Consumer, Cyclical (continued)
$ 4,605,000	5.875%, 10/01/2028(c)	$4,785,516
	Churchill Downs, Inc.
4,669,000	4.750%, 01/15/2028(c)	4,924,931
	Dealer Tire LLC / DT Issuer LLC
565,000	8.000%, 02/01/2028(c)	596,318
	FCE Bank Plc
3,195,000 (EUR)	1.134%, 02/10/2022	3,910,224
	Ford Motor Co.
595,000	8.500%, 04/21/2023	670,627
1,000,000	9.000%, 04/22/2025	1,227,295
220,000	9.625%, 04/22/2030	310,828
	Forestar Group, Inc.
1,294,000	5.000%, 03/01/2028(c)	1,339,089
	General Motors Co.
645,000	5.400%, 04/01/2048	813,529
1,575,000	5.950%, 04/01/2049	2,135,025
	Golden Entertainment, Inc.
150,000	7.625%, 04/15/2026(c)	161,507
	Group 1 Automotive, Inc.
1,937,000	4.000%, 08/15/2028(c)	1,999,042
	Hyatt Hotels Corp.
195,000	5.375%, 04/23/2025	220,625
355,000	5.750%, 04/23/2030	437,194
	IAA, Inc.
2,500,000	5.500%, 06/15/2027(c)	2,654,688
	Installed Building Products, Inc.
1,545,000	5.750%, 02/01/2028(c)	1,650,925
	KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC
2,406,000	4.750%, 06/01/2027(c)	2,547,750
	L Brands, Inc.
3,197,000	9.375%, 07/01/2025(c)	3,936,306
1,278,000	6.625%, 10/01/2030(c)	1,424,171
	Latam Finance Ltd.
550,000	7.000%, 03/01/2026(h)	278,850
	Lithia Motors, Inc.
1,972,000	4.625%, 12/15/2027(c)	2,084,158
1,000,000	4.375%, 01/15/2031(c)	1,074,375
	Live Nation Entertainment, Inc.
110,000	3.750%, 01/15/2028(c)(k)	111,419
	Marriott International, Inc.
165,000	5.750%, 05/01/2025	193,112
275,000	4.625%, 06/15/2030	323,077
	Meritor, Inc.
2,000,000	6.250%, 06/01/2025(c)	2,165,000
	Murphy Oil USA, Inc.
500,000	4.750%, 09/15/2029	533,033
	Penn National Gaming, Inc.
1,999,000	5.625%, 01/15/2027(c)	2,089,155
	Resideo Funding, Inc.
1,890,000	6.125%, 11/01/2026(c)	1,993,950
	Royal Caribbean Cruises Ltd.
814,000	11.500%, 06/01/2025(c)	952,624
	Scientific Games International, Inc.
2,000,000	8.250%, 03/15/2026(c)	2,158,610
2,000,000	7.000%, 05/15/2028(c)	2,153,800
	Scotts Miracle-Gro Co. (The)
1,572,000	4.500%, 10/15/2029	1,698,790
	Six Flags Entertainment Corp.
2,836,000	4.875%, 07/31/2024(c)	2,843,090

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	53

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2020 (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Consumer, Cyclical (continued)
	Stars Group Holdings B.V. / Stars Group US Co-Borrower LLC
$ 4,194,000	7.000%, 07/15/2026(c)	$4,422,049
	United Airlines Pass Through Trust
1,677,756	Series 2019-2-B 3.500%, 05/01/2028	1,565,615
	Wolverine Escrow LLC
110,000	9.000%, 11/15/2026(c)	104,327
	Wyndham Destinations, Inc.
380,000	6.625%, 07/31/2026(c)	435,575
	Yum! Brands, Inc.
750,000	3.875%, 11/01/2023	787,421
1,876,000	4.750%, 01/15/2030(c)	2,059,848

		79,563,615

Consumer, Non-cyclical: 3.7%
	Acadia Healthcare Co., Inc.
850,000	5.500%, 07/01/2028(c)	914,536
750,000	5.000%, 04/15/2029(c)	802,500
	Adani Ports & Special Economic Zone Ltd.
480,000	4.200%, 08/04/2027(c)	516,088
	Ajecorp B.V.
150,000	6.500%, 05/14/2022	149,927
	AMN Healthcare, Inc.
1,820,000	4.625%, 10/01/2027(c)	1,909,990
235,000	4.000%, 04/15/2029(c)	240,875
	ASGN, Inc.
2,743,000	4.625%, 05/15/2028(c)	2,857,356
	Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
850,000	5.750%, 07/15/2027(c)	864,344
	B&G Foods, Inc.
1,250,000	5.250%, 09/15/2027	1,330,175
	Carriage Services, Inc.
1,473,000	6.625%, 06/01/2026(c)	1,579,513
	Charles River Laboratories International, Inc.
3,933,000	4.250%, 05/01/2028(c)	4,126,464
	CHS/Community Health Systems, Inc.
140,000	6.000%, 01/15/2029(c)	151,411
	DaVita, Inc.
1,750,000	3.750%, 02/15/2031(c)	1,780,161
	Encompass Health Corp.
1,549,000	4.750%, 02/01/2030	1,661,984
	Fomento Economico Mexicano SAB de C.V.
858,000	3.500%, 01/16/2050	956,065
	Garda World Security Corp.
285,000	8.750%, 05/15/2025(c)	297,288
	Herbalife Nutrition Ltd. / HLF Financing, Inc.
1,000,000	7.875%, 09/01/2025(c)	1,093,750
	Hologic, Inc.
4,035,000	4.625%, 02/01/2028(c)	4,294,753
	Horizon Therapeutics USA, Inc.
3,230,000	5.500%, 08/01/2027(c)	3,473,897
	Kimberly-Clark de Mexico SAB de C.V.
245,000	2.431%, 07/01/2031(c)	253,549

Principal Amount^		Value

Consumer, Non-cyclical (continued)
	Kraft Heinz Foods Co.
$ 400,000	4.375%, 06/01/2046	$433,450
1,885,000	4.875%, 10/01/2049(c)	2,202,665
	Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.
140,000	7.000%, 12/31/2027(c)	146,845
	NBM US Holdings, Inc.
700,000	7.000%, 05/14/2026(c)	763,182
	Nielsen Co. Luxembourg S.A.R.L. (The)
1,120,000	5.500%, 10/01/2021(c)	1,125,953
	Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics S.A.
85,000	7.375%, 06/01/2025(c)	90,684
275,000	7.250%, 02/01/2028(c)	290,641
	Perrigo Finance Unlimited Co.
265,000	3.150%, 06/15/2030	283,788
	Post Holdings, Inc.
1,600,000	5.625%, 01/15/2028(c)	1,707,000
266,000	4.625%, 04/15/2030(c)	280,154
	Providence Service Corp. (The)
1,210,000	5.875%, 11/15/2025(c)	1,281,844
	Pyxus Holdings, Inc.
245,100	10.000%, 08/24/2024	201,595
	Radiology Partners, Inc.
590,000	9.250%, 02/01/2028(c)	663,750
	Refinitiv US Holdings, Inc.
1,568,000	6.250%, 05/15/2026(c)	1,676,780
	RP Escrow Issuer LLC
120,000	5.250%, 12/15/2025(c)	125,557
	Sabre GLBL, Inc.
130,000	9.250%, 04/15/2025(c)	154,863
180,000	7.375%, 09/01/2025(c)	195,570
	Select Medical Corp.
28,000	6.250%, 08/15/2026(c)	30,197
	Smithfield Foods, Inc.
95,000	3.000%, 10/15/2030(c)	100,695
	TBLA International Pte Ltd.
200,000	7.000%, 01/24/2023	202,500
	Teleflex, Inc.
3,700,000	4.625%, 11/15/2027	3,984,993
500,000	4.250%, 06/01/2028(c)	530,625
	Tenet Healthcare Corp.
840,000	5.125%, 05/01/2025	857,422
145,000	6.125%, 10/01/2028(c)	151,359
	Teva Pharmaceutical Finance Netherlands II B.V.
1,455,000 (EUR)	6.000%, 01/31/2025	1,939,537
	Teva Pharmaceutical Finance Netherlands III B.V.
725,000	7.125%, 01/31/2025	802,778
925,000	3.150%, 10/01/2026	890,900
4,795,000	4.100%, 10/01/2046	4,279,537
	Upjohn, Inc.
655,000	4.000%, 06/22/2050(c)	751,772
	Walnut Bidco Plc
500,000	9.125%, 08/01/2024	530,805

		55,932,067

Energy: 2.1%
	Aker BP ASA
1,175,000	3.750%, 01/15/2030(c)	1,238,738
300,000	4.000%, 01/15/2031(c)	325,636

The accompanying notes are an integral part of these financial statements.

54	Litman Gregory Funds Trust

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2020 (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Energy (continued)
	Antero Midstream Partners L.P. / Antero Midstream Finance Corp.
$ 2,200,000	5.750%, 01/15/2028(c)	$2,117,720
	Antero Resources Corp.
400,000	5.000%, 03/01/2025	380,750
110,000	8.375%, 07/15/2026(c)	112,310
	Bayan Resources Tbk PT
400,000	6.125%, 01/24/2023	411,250
	Calumet Specialty Products Partners L.P. / Calumet Finance Corp.
500,000	11.000%, 04/15/2025(c)	506,245
	Cheniere Corpus Christi Holdings LLC
1,405,000	3.700%, 11/15/2029	1,566,979
	DCP Midstream Operating L.P.
1,050,000	5.625%, 07/15/2027	1,166,550
	EQT Corp.
30,000	5.000%, 01/15/2029	31,705
	FS Luxembourg S.A.R.L.
200,000	10.000%, 12/15/2025(c)	216,850
	Geopark Ltd.
550,000	6.500%, 09/21/2024	572,000
	Gran Tierra Energy, Inc.
550,000	7.750%, 05/23/2027(c)	379,505
	Gray Oak Pipeline LLC
70,000	3.450%, 10/15/2027(c)	73,224
	Gulfport Energy Corp.
145,000	6.625%, 05/01/2023(h)	97,422
287,000	6.000%, 10/15/2024(h)	193,007
137,000	6.375%, 05/15/2025(h)	92,133
144,000	6.375%, 01/15/2026(h)	96,840
	Hess Midstream Operations L.P.
750,000	5.625%, 02/15/2026(c)	781,406
	Indika Energy Capital III Pte Ltd.
200,000	5.875%, 11/09/2024	206,000
	Kinder Morgan, Inc.
165,000	5.050%, 02/15/2046	202,333
	Kosmos Energy Ltd.
400,000	7.125%, 04/04/2026	388,936
	Leviathan Bond Ltd.
460,000	6.125%, 06/30/2025(c)	507,150
335,000	6.500%, 06/30/2027(c)	378,550
	Matador Resources Co.
965,000	5.875%, 09/15/2026	946,906
	Medco Oak Tree Pte Ltd.
550,000	7.375%, 05/14/2026	592,794
	Northern Oil and Gas, Inc.
971,000	8.500%, 05/15/2023(l) PIK rate 9.500%	862,369
	Parkland Corp.
1,879,000	5.875%, 07/15/2027(c)	2,035,154
	PBF Holding Co. LLC / PBF Finance Corp.
160,000	9.250%, 05/15/2025(c)	157,972
	Peru LNG Srl
700,000	5.375%, 03/22/2030	625,450
	Petroleos Mexicanos
3,235,000	5.950%, 01/28/2031	3,232,574
1,420,000	6.625%, 06/15/2035	1,408,008

Principal Amount^		Value

Energy (continued)
	Range Resources Corp.
$ 986,000	9.250%, 02/01/2026	$1,031,849
	Sabine Pass Liquefaction LLC
985,000	4.500%, 05/15/2030(c)	1,168,807
	Saudi Arabian Oil Co.
935,000	3.250%, 11/24/2050(c)	949,950
	Seven Generations Energy Ltd.
1,759,000	5.375%, 09/30/2025(c)	1,795,262
	Southwestern Energy Co.
1,000,000	7.750%, 10/01/2027	1,081,575
	Sunoco L.P. / Sunoco Finance Corp.
2,400,000	6.000%, 04/15/2027	2,554,248
	Tennessee Gas Pipeline Co. LLC
325,000	7.000%, 03/15/2027	406,066
	UEP Penonome II S.A.
200,000	6.500%, 10/01/2038(c)	208,854
	YPF S.A.
450,000	6.950%, 07/21/2027(c)	325,687

		31,426,764

Financial: 4.4%
	ABM Investama Tbk PT
200,000	7.125%, 08/01/2022	177,750
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust
705,000	4.500%, 09/15/2023	764,852
300,000	6.500%, 07/15/2025	358,918
245,000	3.650%, 07/21/2027	266,385
665,000	3.875%, 01/23/2028	716,688
	Agile Group Holdings Ltd.
200,000	6.875%, 03/07/2023(d)(g) -1*5 year CMT + 9.216%	206,007
200,000	7.750%, 05/25/2025(d)(g) -1*5 year CMT + 11.083%	209,500
	Air Lease Corp.
740,000	3.375%, 07/01/2025	796,613
1,185,000	3.125%, 12/01/2030	1,235,103
	Aircastle Ltd.
1,295,000	4.250%, 06/15/2026	1,365,449
	Ally Financial, Inc.
1,000,000	8.000%, 11/01/2031	1,470,799
	Alpha Holding S.A. de C.V.
600,000	9.000%, 02/10/2025(c)	443,100
	Assurant, Inc.
1,960,000	3.700%, 02/22/2030	2,189,281
	Athene Holding Ltd.
355,000	3.500%, 01/15/2031	375,946
	Aviation Capital Group LLC
585,000	5.500%, 12/15/2024(c)	648,202
	Banco BTG Pactual S.A.
550,000	7.750%, 02/15/2029(g) 5 year CMT + 5.257%	599,643
	Banco Hipotecario S.A.
12,020,000 (ARS)	35.750%, 11/07/2022(c)(e) BADLARPP + 4.000%	82,783
	Banco Macro S.A.
7,805,000 (ARS)	17.500%, 05/08/2022(c)	40,094
250,000	6.750%, 11/04/2026(g) 5 year USD Swap + 5.463%	216,878

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	55

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2020 (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Financial (continued)
	Banco Mercantil del Norte S.A.
$ 500,000	7.625%, 01/10/2028(d)(g) 10 year CMT + 5.353%	$568,130
	Banco Santander Mexico S.A.
500,000	8.500%, 01/20/2022(d)(g) 7 year CMT + 6.472%	528,750
	Banco Santander S.A.
200,000	2.749%, 12/03/2030	206,324
	Bangkok Bank PCL
550,000	5.000%, 09/23/2025(c)(d)(g) 5 year CMT + 4.729%	576,662
	Barclays Plc
400,000	5.088%, 06/20/2030(g) 3 mo. USD LIBOR + 3.054%	480,172
740,000	3.564%, 09/23/2035(g) 5 year CMT + 2.900%	802,745
	BBVA Bancomer S.A.
210,000	1.875%, 09/18/2025(c)	212,363
	Brixmor Operating Partnership L.P.
1,475,000	4.050%, 07/01/2030	1,695,619
	Central China Real Estate Ltd.
200,000	7.250%, 07/16/2024	202,003
	CIFI Holdings Group Co. Ltd.
450,000	5.375%, 08/24/2022(d)(g) -1*5 year CMT + 8.571%	457,884
	Credito Real SAB de C.V.
550,000	9.125%, 11/29/2022(d)(g) 5 year CMT + 7.026%	532,131
	Credivalores-Crediservicios SAS
300,000	9.750%, 07/27/2022	241,058
300,000	8.875%, 02/07/2025(c)	225,750
	Crown Castle International Corp.
35,000	4.150%, 07/01/2050	42,696
	Deutsche Bank AG
824,000	4.500%, 04/01/2025	894,242
310,000	3.547%, 09/18/2031(g) SOFR + 3.043%	336,654
	Docuformas SAPI de C.V.
550,000	10.250%, 07/24/2024(c)	502,568
	Enova International, Inc.
1,120,000	8.500%, 09/01/2024(c)	1,090,482
985,000	8.500%, 09/15/2025(c)	960,375
	FS KKR Capital Corp.
1,185,000	3.400%, 01/15/2026	1,178,459
	GE Capital Funding LLC
1,485,000	4.400%, 05/15/2030(c)	1,751,902
	Gilex Holding S.A.R.L.
510,000	8.500%, 05/02/2023	532,636
	Global Atlantic Fin Co.
570,000	4.400%, 10/15/2029(c)	629,170
	goeasy Ltd.
2,093,000	5.375%, 12/01/2024(c)	2,180,864
	Icahn Enterprises L.P. / Icahn Enterprises Finance Corp.
3,569,000	4.750%, 09/15/2024	3,712,884
925,000	6.250%, 05/15/2026	981,647
1,037,000	5.250%, 05/15/2027	1,114,257

Principal Amount^		Value

Financial (continued)
	Intesa Sanpaolo SpA
$ 921,000	5.017%, 06/26/2024(c)	$1,008,131
593,000	5.710%, 01/15/2026(c)	679,194
	Iron Mountain, Inc.
405,000	5.000%, 07/15/2028(c)	430,770
740,000	5.250%, 07/15/2030(c)	800,125
	iStar, Inc.
4,022,000	4.750%, 10/01/2024	4,079,414
750,000	4.250%, 08/01/2025	742,500
589,000	5.500%, 02/15/2026	601,884
	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.
390,000	5.250%, 10/01/2025(c)	389,756
170,000	4.250%, 02/01/2027(c)	167,450
	Mcdermott International, Inc.
581,126	1.000%, 05/10/2023(b)	447,467
	MGM Growth Properties Operating Partnership L.P. / MGP Finance Co-Issuer, Inc.
1,890,000	5.625%, 05/01/2024	2,056,367
200,000	4.625%, 06/15/2025(c)	214,400
1,414,000	5.750%, 02/01/2027	1,588,537
710,000	3.875%, 02/15/2029(c)	727,306
	Navient Corp.
35,000	6.750%, 06/15/2026	38,084
860,000	5.000%, 03/15/2027	868,712
	OneMain Finance Corp.
145,000	7.125%, 03/15/2026	171,644
	Operadora de Servicios Mega S.A. de C.V. Sofom ER
400,000	8.250%, 02/11/2025(c)	417,750
	Owl Rock Capital Corp.
945,000	3.400%, 07/15/2026	959,242
	Quicken Loans LLC
2,015,000	5.250%, 01/15/2028(c)	2,154,791
	Quicken Loans LLC / Quicken Loans Co-Issuer, Inc.
1,065,000	3.625%, 03/01/2029(c)	1,088,297
1,100,000	3.875%, 03/01/2031(c)	1,144,000
	RKP Overseas Finance 2016 A Ltd.
200,000	7.950%, 02/17/2022(d)	200,557
	RKPF Overseas 2019 E Ltd.
300,000	7.750%, 11/18/2024(d)(g) 5 year CMT + 6.003%	300,150
	Ronshine China Holdings Ltd.
200,000	7.350%, 12/15/2023	204,001
350,000	6.750%, 08/05/2024	350,875
	Societe Generale S.A.
1,605,000	3.653%, 07/08/2035(c)(g) 5 year CMT + 3.000%	1,741,553
	Standard Chartered Plc
830,000	3.265%, 02/18/2036(c)(g) 5 year CMT + 2.300%	869,728
	Starwood Property Trust, Inc.
2,100,000	4.750%, 03/15/2025	2,159,062
	TMB Bank PCL
200,000	4.900%, 12/02/2024(d)(g) 5 year CMT + 3.256%	195,500
	UniCredit SpA
550,000	2.569%, 09/22/2026(c)(g) 1 year CMT + 2.300%	561,857

The accompanying notes are an integral part of these financial statements.

56	Litman Gregory Funds Trust

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2020 (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Financial (continued)
	Unifin Financiera SAB de C.V.
$ 600,000	8.875%, 01/29/2025(d)(g) 5 year CMT + 6.308%	$460,506
	VICI Properties L.P. / VICI Note Co., Inc.
2,190,000	4.250%, 12/01/2026(c)	2,274,808
	Yuzhou Group Holdings Co. Ltd.
300,000	8.300%, 05/27/2025	326,438
200,000	7.375%, 01/13/2026	215,250

		65,438,524

Industrial: 3.0%
	Advanced Drainage Systems, Inc.
1,085,000	5.000%, 09/30/2027(c)	1,143,525
	Aeropuertos Dominicanos Siglo XXI S.A.
350,000	6.750%, 03/30/2029	364,371
	Ball Corp.
3,888,000	4.875%, 03/15/2026	4,397,989
911,000	2.875%, 08/15/2030	909,861
	Boeing Co. (The)
460,000	2.250%, 06/15/2026	471,160
195,000	2.950%, 02/01/2030	201,837
850,000	5.150%, 05/01/2030	1,030,248
60,000	3.250%, 02/01/2035	61,599
5,000	3.500%, 03/01/2039	5,065
230,000	5.705%, 05/01/2040	299,035
235,000	3.375%, 06/15/2046	230,479
60,000	3.650%, 03/01/2047	61,038
25,000	3.625%, 03/01/2048	25,292
295,000	3.900%, 05/01/2049	313,598
435,000	3.750%, 02/01/2050	458,255
2,055,000	5.805%, 05/01/2050	2,836,661
80,000	3.825%, 03/01/2059	81,428
455,000	3.950%, 08/01/2059	487,954
350,000	5.930%, 05/01/2060	497,428
	Bombardier, Inc.
768,000	7.500%, 03/15/2025(c)	713,280
	Builders FirstSource, Inc.
410,000	6.750%, 06/01/2027(c)	445,244
1,274,000	5.000%, 03/01/2030(c)	1,381,487
	C10 Capital SPV Ltd.
300,000	4.964%, 03/31/2021(d)(g) 3 mo. USD LIBOR + 4.710%	283,500
	C5 Capital SPV Ltd.
200,000	4.531%, 03/31/2021(d)(g) 3 mo. USD LIBOR + 4.277%	175,000
	Cemex SAB de C.V.
400,000	5.450%, 11/19/2029(c)	440,704
820,000	5.200%, 09/17/2030(c)	900,155
	Embraer Netherlands Finance B.V.
245,000	5.050%, 06/15/2025	260,070
	FedEx Corp.
265,000	4.100%, 02/01/2045	313,921
30,000	4.050%, 02/15/2048	36,325
330,000	5.250%, 05/15/2050	468,223
	General Electric Co.
420,000	3.625%, 05/01/2030	480,577
200,000	4.350%, 05/01/2050	243,658

Principal Amount^		Value

Industrial (continued)
	GMR Hyderabad International Airport Ltd.
$ 735,000	5.375%, 04/10/2024	$749,855
	Hornbeck Offshore Services, Inc.
186,000	5.875%, 04/01/2020(h)	930
	Howmet Aerospace, Inc.
1,704,000	6.875%, 05/01/2025	1,995,810
	HTA Group Ltd.
1,300,000	7.000%, 12/18/2025(c)	1,406,470
	Leonardo US Holdings, Inc.
438,000	6.250%, 01/15/2040(c)	521,886
	Park-Ohio Industries, Inc.
1,420,000	6.625%, 04/15/2027	1,473,250
	PowerTeam Services LLC
425,000	9.033%, 12/04/2025(c)	473,922
	Sensata Technologies, Inc.
1,241,000	4.375%, 02/15/2030(c)	1,337,953
412,000	3.750%, 02/15/2031(c)	427,586
	Silgan Holdings, Inc.
2,128,000	4.125%, 02/01/2028	2,215,780
	Spirit AeroSystems, Inc.
1,465,000	7.500%, 04/15/2025(c)	1,573,967
80,000	4.600%, 06/15/2028	79,250
	Standard Industries, Inc.
270,000	4.375%, 07/15/2030(c)	289,241
	Stoneway Capital Corp.
177,117	10.000%, 03/01/2027(h)	72,618
	Tecnoglass, Inc.
200,000	8.200%, 01/31/2022	209,205
	Terex Corp.
1,500,000	5.625%, 02/01/2025(c)	1,548,000
	Tervita Corp.
430,000	11.000%, 12/01/2025(c)	463,772
	TransDigm, Inc.
540,000	6.250%, 03/15/2026(c)	575,778
2,461,000	7.500%, 03/15/2027	2,631,277
3,502,000	5.500%, 11/15/2027	3,686,906
	Triumph Group, Inc.
595,000	6.250%, 09/15/2024(c)	591,281
150,000	7.750%, 08/15/2025	137,625
	WESCO Distribution, Inc.
2,575,000	7.250%, 06/15/2028(c)	2,932,140

		45,413,469

Technology: 2.3%
	AMS AG
1,000,000	7.000%, 07/31/2025(c)	1,088,125
	Austin BidCo, Inc.
300,000	7.125%, 12/15/2028(c)	313,688
	Black Knight InfoServ LLC
4,762,000	3.625%, 09/01/2028(c)	4,881,050
	Broadcom Corp. / Broadcom Cayman Finance Ltd.
20,000	3.500%, 01/15/2028	22,064
	Broadcom, Inc.
1,640,000	4.750%, 04/15/2029	1,957,399
470,000	5.000%, 04/15/2030	571,978
95,000	4.150%, 11/15/2030	110,209
1,735,000	4.300%, 11/15/2032	2,061,649
	Entegris, Inc.
2,431,000	4.375%, 04/15/2028(c)	2,598,131

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	57

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2020 (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Technology (continued)
	Fair Isaac Corp.
$ 3,444,000	5.250%, 05/15/2026(c)	$3,929,811
160,000	4.000%, 06/15/2028(c)	168,700
	Flexential Intermediate Corp.
585,000	11.250%, 08/01/2024(c)	613,153
	Microchip Technology, Inc.
4,745,000	4.250%, 09/01/2025(c)	5,021,551
	Micron Technology, Inc.
480,000	4.663%, 02/15/2030	589,930
	MSCI, Inc.
3,596,000	4.000%, 11/15/2029(c)	3,835,817
140,000	3.625%, 09/01/2030(c)	146,541
	PTC, Inc.
1,867,000	4.000%, 02/15/2028(c)	1,960,350
	Qorvo, Inc.
508,000	3.375%, 04/01/2031(c)	525,145
	Seagate HDD Cayman
725,000	3.125%, 07/15/2029(c)	726,439
725,000	3.375%, 07/15/2031(c)	730,282
	SS&C Technologies, Inc.
2,026,000	5.500%, 09/30/2027(c)	2,166,341

		34,018,353

Utilities: 1.0%
	AES Andres B.V. / Dominican Power Partners / Empresa Generadora de Electricidad It
450,000	7.950%, 05/11/2026	466,312
	AES Argentina Generacion S.A.
150,000	7.750%, 02/02/2024	123,377
	AES Corp. (The)
260,000	3.950%, 07/15/2030(c)	294,394
	AES Gener S.A.
200,000	7.125%, 03/26/2079(g) 5 year USD Swap + 4.644%	222,500
400,000	6.350%, 10/07/2079(c)(g) 5 year CMT + 4.917%	442,004
	Calpine Corp.
275,000	5.125%, 03/15/2028(c)	289,681
1,185,000	3.750%, 03/01/2031(c)	1,175,763
	Capex S.A.
150,000	6.875%, 05/15/2024	132,002
	Clearway Energy Operating LLC
1,400,000	4.750%, 03/15/2028(c)	1,502,816
	Edison International
75,000	4.950%, 04/15/2025	85,502
	Empresa Electrica Guacolda S.A.
300,000	4.560%, 04/30/2025	270,864
	IPALCO Enterprises, Inc.
110,000	4.250%, 05/01/2030(c)	127,475
	NextEra Energy Operating Partners L.P.
1,000,000	4.250%, 07/15/2024(c)	1,071,250
3,248,000	3.875%, 10/15/2026(c)	3,473,330
	Pacific Gas and Electric Co.
300,000	4.300%, 03/15/2045	320,816
35,000	4.950%, 07/01/2050	41,810
685,000	3.500%, 08/01/2050	683,326

Principal Amount^		Value

Utilities (continued)
	Pampa Energia S.A.
$ 150,000	9.125%, 04/15/2029(c)	$132,750
	Southern California Edison Co.
35,000	4.000%, 04/01/2047	41,180
125,000	3.650%, 02/01/2050	142,369
45,000	Series C 4.125%, 03/01/2048	53,813
	Vistra Operations Co. LLC
2,845,000	3.700%, 01/30/2027(c)	3,138,693

		14,232,027

TOTAL CORPORATE BONDS (Cost $403,928,238)		429,380,091

GOVERNMENT SECURITIES & AGENCY ISSUE: 0.2%
	Financiera de Desarrollo Territorial S.A.
3,329,000,000 (COP)	7.875%, 08/12/2024(c)	1,042,098
	Mexico Government International Bond
1,485,000	3.771%, 05/24/2061	1,554,795
	Provincia de Buenos Aires Government Bonds
72,825,000 (ARS)	34.187%, 05/31/2022 BADLARPP + 3.830%	445,490
15,545,000 (ARS)	36.050%, 04/12/2025(c) BADLARPP + 3.750%	81,427

TOTAL GOVERNMENT SECURITIES & AGENCY ISSUE (Cost $8,562,146)		3,123,810

LIMITED PARTNERSHIPS: 0.2%
35,594	GACP II L.P.(b)	1,407,094
1,300,000	U.S. Farming Realty Trust II L.P.(b)	925,913

TOTAL LIMITED PARTNERSHIPS (Cost $2,266,373)		2,333,007

MORTGAGE-BACKED SECURITIES: 18.0%
	Adjustable Rate Mortgage Trust
301,495	Series 2006-1-2A1 3.644%, 03/25/2036(g)	215,925
	Alternative Loan Trust
111,189	Series 2003-22CB-1A1 5.750%, 12/25/2033	116,230
430,238	Series 2004-13CB-A4 0.000%, 07/25/2034(m)	362,738
77,429	Series 2004-16CB-1A1 5.500%, 07/25/2034	80,150
88,011	Series 2004-16CB-3A1 5.500%, 08/25/2034	91,228
180,269	Series 2004-J10-2CB1 6.000%, 09/25/2034	189,594
4,325,762	Series 2005-64CB-1A10 5.750%, 12/25/2035	4,317,737
53,999	Series 2005-J1-2A1 5.500%, 02/25/2025	54,847
2,334,024	Series 2006-13T1-A13 6.000%, 05/25/2036	1,628,984
391,465	Series 2006-31CB-A7 6.000%, 11/25/2036	320,691

The accompanying notes are an integral part of these financial statements.

58	Litman Gregory Funds Trust

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2020 (Continued)

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES (CONTINUED)
	Alternative Loan Trust (Continued)
$ 3,837,457	Series 2006-36T2-2A1 6.250%, 12/25/2036	$2,500,830
435,746	Series 2006-J1-2A1 7.000%, 02/25/2036	99,197
207,821	Series 2007-16CB-2A1 0.598%, 08/25/2037(e) 1 mo. USD LIBOR + 0.450%	72,007
60,180	Series 2007-16CB-2A2 53.350%, 08/25/2037(e) -8.3333*1 mo. USD LIBOR + 54.583%	155,742
390,657	Series 2007-19-1A34 6.000%, 08/25/2037	288,547
1,125,017	Series 2007-20-A12 6.250%, 08/25/2047	899,808
410,551	Series 2007-22-2A16 6.500%, 09/25/2037	254,833
2,570,709	Series 2007-HY2-1A 3.441%, 03/25/2047(g)	2,510,175
	Alternative Loan Trust Resecuritization
512,001	Series 2008-2R-2A1 6.000%, 08/25/2037(g)	330,878
3,647,684	Series 2008-2R-4A1 6.250%, 08/25/2037(g)	2,834,178
	American Home Mortgage Investment Trust
289,437	Series 2006-1-11A1 0.428%, 03/25/2046(e) 1 mo. USD LIBOR + 0.280%	264,469
	AREIT Trust
1,000,000	Series 2019-CRE3-D 2.803%, 09/14/2036(c)(e) 1 mo. USD LIBOR + 2.650%	944,835
	Banc of America Alternative Loan Trust
57,793	Series 2003-8-1CB1 5.500%, 10/25/2033	58,161
598,563	Series 2006-7-A4 5.998%, 10/25/2036(f)	260,425
	Banc of America Funding Trust
51,672	Series 2005-7-3A1 5.750%, 11/25/2035	56,394
75,564	Series 2006-6-1A2 6.250%, 08/25/2036	74,466
602,727	Series 2006-7-T2A3 5.695%, 10/25/2036(g)	593,096
315,462	Series 2006-B-7A1 3.521%, 03/20/2036(g)	287,819
2,868,228	Series 2007-1-TA4 6.090%, 01/25/2037(f)	2,941,918
41,050	Series 2007-4-5A1 5.500%, 11/25/2034	41,159
2,486,748	Series 2010-R5-1A3 6.000%, 10/26/2037(c)(g)	2,453,873
	Banc of America Merrill Lynch Commercial Mortgage Securities Trust
1,474,000	Series 2019-AHT-D 2.659%, 03/15/2034(c)(e) 1 mo. USD LIBOR + 2.500%	1,395,995

Principal Amount^		Value
	Banc of America Mortgage Trust
$ 17,128	Series 2005-A-2A1 3.672%, 02/25/2035(g)	$17,309
	Bancorp Commercial Mortgage Trust
665,000	Series 2019-CRE5-D 2.509%, 03/15/2036(c)(e) 1 mo. USD LIBOR + 2.350%	633,830
	BBCMS Mortgage Trust
710,000	Series 2020-BID-B 2.699%, 10/15/2037(c)(e) 1 mo. USD LIBOR + 2.540%	713,353
	BBCMS Trust
750,000	Series 2018-CBM-E 3.709%, 07/15/2037(c)(e) 1 mo. USD LIBOR + 3.550%	679,978
	BCAP LLC Trust
183,425	Series 2010-RR6-6A2 9.300%, 07/26/2037(c)(g)	139,128
2,615,567	Series 2011-R11-2A4 5.500%, 12/26/2035(c)	2,198,530
	Bear Stearns Adjustable Rate Mortgage Trust
3,669,739	Series 2005-12-25A1 2.079%, 02/25/2036(g)	2,986,318
	Bear Stearns Asset-Backed Securities I Trust
493,030	Series 2006-AC1-1A1 6.250%, 02/25/2036(f)	336,662
	Benchmark Mortgage Trust
547,000	Series 2020-B18-AGNF 4.139%, 07/15/2053(c)	553,233
	BF Mortgage Trust
666,000	Series 2019-NYT-F 3.159%, 12/15/2035(c)(e) 1 mo. USD LIBOR + 3.000%	644,700
	BHP Trust
497,000	Series 2019-BXHP-E 2.727%, 08/15/2036(c)(e) 1 mo. USD LIBOR + 2.568%	475,578
	BX Commercial Mortgage Trust
1,274,000	Series 2019-IMC-G 3.759%, 04/15/2034(c)(e) 1 mo. USD LIBOR + 3.600%	1,102,185
	Carbon Capital VI Commercial Mortgage Trust
649,000	Series 2019-FL2-B 3.009%, 10/15/2035(c)(e) 1 mo. USD LIBOR + 2.850%	574,595
	CF Trust
1,420,000	Series 2019-MF1-F 3.950%, 08/21/2032(c)(e) 1 mo. USD LIBOR + 2.950%	1,314,973
	CFCRE Commercial Mortgage Trust
16,323,000	Series 2016-C7-XE 0.973%, 12/10/2054(c)(g)(n)	839,714
7,346,000	Series 2016-C7-XF 0.973%, 12/10/2054(c)(g)(n)	366,759
	CG-CCRE Commercial Mortgage Trust
105,000	Series 2014-FL2-COL1 3.659%, 11/15/2031(c)(e) 1 mo. USD LIBOR + 3.500%	95,054

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	59

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2020 (Continued)

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES (CONTINUED)
	CG-CCRE Commercial Mortgage Trust (Continued)
$ 205,000	Series 2014-FL2-COL2 4.659%, 11/15/2031(c)(e) 1 mo. USD LIBOR + 4.500%	$134,440
	Chase Mortgage Finance Trust
3,090,681	Series 2007-S2-1A9 6.000%, 03/25/2037	2,280,263
1,537,131	Series 2007-S3-1A15 6.000%, 05/25/2037	1,081,692
	CIM Trust
5,997,083	Series 2016-1RR-B2 6.005%, 07/26/2055(c)(g)	5,545,988
10,000,000	Series 2016-2RR-B2 5.987%, 02/25/2056(c)(g)	9,229,078
10,000,000	Series 2016-3RR-B2 5.982%, 02/27/2056(c)(g)	9,244,263
7,860,000	Series 2017-3RR-B2 10.690%, 01/27/2057(c)(g)	7,558,244
	Citicorp Mortgage Securities Trust
2,156,747	Series 2006-7-1A1 6.000%, 12/25/2036	2,124,138
	Citigroup Commercial Mortgage Trust
668,000	Series 2015-GC27-D 4.421%, 02/10/2048(c)(g)	597,975
800,000	Series 2018-C6-D 5.066%, 11/10/2051(c)(g)	782,341
1,497,000	Series 2018-TBR-F 3.809%, 12/15/2036(c)(e) 1 mo. USD LIBOR + 3.650%	1,307,306
	Citigroup Mortgage Loan Trust, Inc.
202,589	Series 2005-5-2A2 5.750%, 08/25/2035	159,961
2,639,682	Series 2005-5-3A2A 2.984%, 10/25/2035(g)	1,861,189
226,135	Series 2009-6-8A2 6.000%, 08/25/2022(c)(g)	222,365
2,564,325	Series 2011-12-1A2 3.500%, 04/25/2036(c)(g)	1,975,777
309,232	Series 2018-A-A1 4.000%, 01/25/2068(c)(g)	311,021
708,340	Series 2018-C-A1 4.125%, 03/25/2059(c)(f)	709,460
	CitiMortgage Alternative Loan Trust
226,599	Series 2006-A5-1A13 0.598%, 10/25/2036(e) 1 mo. USD LIBOR + 0.450%	179,189
222,995	Series 2006-A5-1A2 6.402%, 10/25/2036(e)(n) -1*1 mo. USD LIBOR + 6.550%	38,454
420,950	Series 2007-A4-1A13 5.750%, 04/25/2037	421,012
215,539	Series 2007-A4-1A6 5.750%, 04/25/2037	215,962
2,014,243	Series 2007-A6-1A5 6.000%, 06/25/2037	2,008,933
	COMM Mortgage Trust
40,000	Series 2012-LC4-C 5.535%, 12/10/2044(g)	36,275

Principal Amount^		Value
$ 1,868,035	Series 2014-UBS4-F 3.750%, 08/10/2047(c)	$303,325
3,353,947	Series 2014-UBS4-G 3.750%, 08/10/2047(c)	201,237
7,000	Series 2014-UBS4-V 0.000%, 08/10/2047(c)(g)	1
537,000	Series 2015-CR25-C 4.538%, 08/10/2048(g)	558,054
1,989,000	Series 2018-HCLV-D 2.335%, 09/15/2033(c)(e) 1 mo. USD LIBOR + 2.177%	1,780,034
	Connecticut Avenue Securities Trust
345,000	Series 2020-R01-1M2 2.198%, 01/25/2040(c)(e) 1 mo. USD LIBOR + 2.050%	344,985
	Countrywide Home Loan GMSR Issuer Trust
1,980,000	Series 2018-GT1-A 2.898%, 05/25/2023(c)(e) 1 mo. USD LIBOR + 2.750%	1,955,668
	Countrywide Home Loan Mortgage Pass-Through Trust
6,628	Series 2004-HYB4-2A1 2.967%, 09/20/2034(g)	6,517
563,409	Series 2005-23-A1 5.500%, 11/25/2035	447,057
2,593,889	Series 2006-9-A1 6.000%, 05/25/2036	1,937,742
158,209	Series 2007-10-A5 6.000%, 07/25/2037	119,290
639,229	Series 2007-13-A5 6.000%, 08/25/2037	492,412
	Credit Suisse Commercial Mortgage Securities Corp.
175,000	Series 2019-SKLZ-D 3.759%, 01/15/2034(c)(e) 1 mo. USD LIBOR + 3.600%	166,233
	Credit Suisse First Boston Mortgage Securities Corp.
1,211,197	Series 2005-11-7A1 6.000%, 12/25/2035	915,512
	Credit Suisse First Boston Mortgage- Backed Pass-Through Certificates
45,394	Series 2003-27-4A4 5.750%, 11/25/2033	47,016
2,409,294	Series 2005-10-10A3 6.000%, 11/25/2035	1,033,776
	Credit Suisse Mortgage-Backed Trust
761,567	Series 2006-6-1A10 6.000%, 07/25/2036	602,565
650,427	Series 2007-1-4A1 6.500%, 02/25/2022	131,817
50,393	Series 2007-2-2A5 5.000%, 03/25/2037	48,782
1,414,698	Series 2011-17R-1A2 5.750%, 02/27/2037(c)	1,444,587
630,000	Series 2014-USA-A2 3.953%, 09/15/2037(c)	641,256
635,000	Series 2014-USA-D 4.373%, 09/15/2037(c)	534,271
1,475,000	Series 2014-USA-E 4.373%, 09/15/2037(c)	1,105,323
643,806	Series 2019-RP10-A1 3.089%, 12/26/2059(c)(g)	647,156

The accompanying notes are an integral part of these financial statements.

60	Litman Gregory Funds Trust

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2020 (Continued)

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES (CONTINUED)
	Credit Suisse Mortgage-Backed Trust (Continued)
$ 447,779	Series 2020-RPL3-A1 2.691%, 03/25/2060(c)(g)	$448,921
	DBUBS Mortgage Trust
310,000	Series 2017-BRBK-D 3.530%, 10/10/2034(c)(g)	325,043
	Deephaven Residential Mortgage Trust
4,711,000	Series 2020-2-B3 5.904%, 05/25/2065(c)(g)	4,686,378
	Deutsche Mortgage and Asset Receiving Corp.
2,655,771	Series 2014-RS1-1A2 6.494%, 07/27/2037(c)(g)	2,498,327
	Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
91,350	Series 2006-PR1-3A1 11.902%, 04/15/2036(c)(e) -1.4*1 mo. USD LIBOR + 12.124%	83,788
	DSLA Mortgage Loan Trust
118,918	Series 2005-AR5-2A1A 0.482%, 09/19/2045(e) 1 mo. USD LIBOR + 0.330%	89,970
	Dukinfield II Plc
349,684 (GBP)	Series 2-A 1.284%, 12/20/2052(e) 3 mo. GBP LIBOR + 1.250%	479,766
	Federal Home Loan Mortgage Corp. REMICS
523,187	Series 3118-SD 6.541%, 02/15/2036(e)(n) -1*1 mo. USD LIBOR + 6.700%	92,970
216,696	Series 3301-MS 5.941%, 04/15/2037(e)(n) -1*1 mo. USD LIBOR + 6.100%	42,242
268,477	Series 3303-SE 5.921%, 04/15/2037(e)(n) -1*1 mo. USD LIBOR + 6.080%	44,739
174,510	Series 3303-SG 5.941%, 04/15/2037(e)(n) -1*1 mo. USD LIBOR + 6.100%	34,789
46,384	Series 3382-SB 5.841%, 11/15/2037(e)(n) -1*1 mo. USD LIBOR + 6.000%	6,455
241,478	Series 3382-SW 6.141%, 11/15/2037(e)(n) -1*1 mo. USD LIBOR + 6.300%	46,269
48,959	Series 3384-S 6.231%, 11/15/2037(e)(n) -1*1 mo. USD LIBOR + 6.390%	6,816
153,999	Series 3384-SG 6.151%, 08/15/2036(e)(n) -1*1 mo. USD LIBOR + 6.310%	33,083
1,818,690	Series 3404-SA 5.841%, 01/15/2038(e)(n) -1*1 mo. USD LIBOR + 6.000%	362,914
74,188	Series 3417-SX 6.021%, 02/15/2038(e)(n) -1*1 mo. USD LIBOR + 6.180%	9,811

Principal Amount^		Value
$ 56,855	Series 3423-GS 5.491%, 03/15/2038(e)(n) -1*1 mo. USD LIBOR + 5.650%	$7,123
498,619	Series 3423-TG 0.350%, 03/15/2038(e)(n) -1*1 mo. USD LIBOR + 6.000%	4,138
2,304,631	Series 3435-S 5.821%, 04/15/2038(e)(n) -1*1 mo. USD LIBOR + 5.980%	504,367
79,403	Series 3445-ES 5.841%, 05/15/2038(e)(n) -1*1 mo. USD LIBOR + 6.000%	8,142
332,153	Series 3523-SM 5.841%, 04/15/2039(e)(n) -1*1 mo. USD LIBOR + 6.000%	58,675
179,107	Series 3560-KS 6.241%, 11/15/2036(e)(n) -1*1 mo. USD LIBOR + 6.400%	30,603
102,072	Series 3598-SA 6.191%, 11/15/2039(e)(n) -1*1 mo. USD LIBOR + 6.350%	16,253
122,443	Series 3641-TB 4.500%, 03/15/2040	139,914
400,486	Series 3728-SV 4.291%, 09/15/2040(e)(n) -1*1 mo. USD LIBOR + 4.450%	52,841
185,673	Series 3758-S 5.871%, 11/15/2040(e)(n) -1*1 mo. USD LIBOR + 6.030%	36,495
581,573	Series 3770-SP 6.341%, 11/15/2040(e)(n) -1*1 mo. USD LIBOR + 6.500%	60,992
251,814	Series 3815-ST 5.691%, 02/15/2041(e)(n) -1*1 mo. USD LIBOR + 5.850%	50,069
552,568	Series 3859-SI 6.441%, 05/15/2041(e)(n) -1*1 mo. USD LIBOR + 6.600%	122,513
162,833	Series 3872-SL 5.791%, 06/15/2041(e)(n) -1*1 mo. USD LIBOR + 5.950%	30,364
127,286	Series 3900-SB 5.811%, 07/15/2041(e)(n) -1*1 mo. USD LIBOR + 5.970%	22,921
30,651	Series 3946-SM 14.224%, 10/15/2041(e) -3*1 mo. USD LIBOR + 14.700%	47,591
742,425	Series 3972-AZ 3.500%, 12/15/2041	811,771
2,424,571	Series 3984-DS 5.791%, 01/15/2042(e)(n) -1*1 mo. USD LIBOR + 5.950%	384,009
5,829,087	Series 4080-DS 6.541%, 03/15/2041(e)(n) -1*1 mo. USD LIBOR + 6.700%	831,362
1,666,106	Series 4229-MS 7.422%, 07/15/2043(e) -1.75*1 mo. USD LIBOR + 7.700%	1,749,407
3,025,220	Series 4239-OU 0.000%, 07/15/2043(m)	2,618,856

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	61

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2020 (Continued)

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES (CONTINUED)
	Federal Home Loan Mortgage Corp. REMICS (Continued)
$ 2,585,802	Series 4291-MS 5.741%, 01/15/2054(e)(n) -1*1 mo. USD LIBOR + 5.900%	$459,488
1,781,998	Series 4314-MS 5.941%, 07/15/2043(e)(n) -1*1 mo. USD LIBOR + 6.100%	155,599
	Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
34,606	Series 2018-DNA1-M2 1.948%, 07/25/2030(e) 1 mo. USD LIBOR + 1.800%	34,427
	Federal National Mortgage Association
9,493,007	Series 2019-M24-2XA 1.149%, 03/25/2031(g)(n)	937,192
32,256,405	Series 2020-M10-X4 0.866%, 07/25/2032(g)(n)	2,482,317
34,093,255	Series 2020-M10-X9 0.854%, 12/25/2027(g)(n)	1,527,634
9,476,238	Series 2020-M13-X2 1.300%, 09/25/2030(g)(n)	879,005
21,881,057	Series 2020-M6-X 1.347%, 10/25/2024(g)(n)	851,703
	Federal National Mortgage Association Connecticut Avenue Securities
313,604	Series 2017-C05-1M2 2.348%, 01/25/2030(e) 1 mo. USD LIBOR + 2.200%	314,512
	Federal National Mortgage Association REMICS
262,620	Series 2003-84-PZ 5.000%, 09/25/2033	301,850
482,893	Series 2005-42-SA 6.652%, 05/25/2035(e)(n) -1*1 mo. USD LIBOR + 6.800%	53,480
1,896,916	Series 2006-92-LI 6.432%, 10/25/2036(e)(n) -1*1 mo. USD LIBOR + 6.580%	399,680
503,768	Series 2007-39-AI 5.972%, 05/25/2037(e)(n) -1*1 mo. USD LIBOR + 6.120%	107,922
145,981	Series 2007-57-SX 6.472%, 10/25/2036(e)(n) -1*1 mo. USD LIBOR + 6.620%	28,716
27,618	Series 2007-68-SA 6.502%, 07/25/2037(e)(n) -1*1 mo. USD LIBOR + 6.650%	4,525
30,401	Series 2008-1-CI 6.152%, 02/25/2038(e)(n) -1*1 mo. USD LIBOR + 6.300%	5,426
1,484,736	Series 2008-33-SA 5.852%, 04/25/2038(e)(n) -1*1 mo. USD LIBOR + 6.000%	295,743
47,888	Series 2008-56-SB 5.912%, 07/25/2038(e)(n) -1*1 mo. USD LIBOR + 6.060%	6,064

Principal Amount^		Value
$ 3,089,127	Series 2009-110-SD 6.102%, 01/25/2040(e)(n) -1*1 mo. USD LIBOR + 6.250%	$579,802
35,040	Series 2009-111-SE 6.102%, 01/25/2040(e)(n) -1*1 mo. USD LIBOR + 6.250%	6,155
213,415	Series 2009-86-CI 5.652%, 09/25/2036(e)(n) -1*1 mo. USD LIBOR + 5.800%	20,054
118,610	Series 2009-87-SA 5.852%, 11/25/2049(e)(n) -1*1 mo. USD LIBOR + 6.000%	21,486
52,207	Series 2009-90-IB 5.572%, 04/25/2037(e)(n) -1*1 mo. USD LIBOR + 5.720%	8,140
49,437	Series 2010-11-SC 4.652%, 02/25/2040(e)(n) -1*1 mo. USD LIBOR + 4.800%	5,444
33,669	Series 2010-115-SD 6.452%, 11/25/2039(e)(n) -1*1 mo. USD LIBOR + 6.600%	6,027
3,038,744	Series 2010-123-SK 5.902%, 11/25/2040(e)(n) -1*1 mo. USD LIBOR + 6.050%	625,831
602,967	Series 2010-134-SE 6.502%, 12/25/2025(e)(n) -1*1 mo. USD LIBOR + 6.650%	52,397
197,164	Series 2010-15-SL 4.802%, 03/25/2040(e)(n) -1*1 mo. USD LIBOR + 4.950%	29,761
56,388	Series 2010-9-GS 4.602%, 02/25/2040(e)(n) -1*1 mo. USD LIBOR + 4.750%	6,254
6,420	Series 2011-110-LS 9.791%, 11/25/2041(e) -2*1 mo. USD LIBOR + 10.100%	8,893
191,817	Series 2011-111-VZ 4.000%, 11/25/2041	213,950
752,139	Series 2011-141-PZ 4.000%, 01/25/2042	817,995
71,377	Series 2011-5-PS 6.252%, 11/25/2040(e)(n) -1*1 mo. USD LIBOR + 6.400%	4,423
1,862,792	Series 2011-93-ES 6.352%, 09/25/2041(e)(n) -1*1 mo. USD LIBOR + 6.500%	403,903
1,244,551	Series 2012-106-SA 6.012%, 10/25/2042(e)(n) -1*1 mo. USD LIBOR + 6.160%	254,387
2,229,516	Series 2012-131-BS 5.214%, 12/25/2042(e) -1.2*1 mo. USD LIBOR + 5.400%	2,313,334
10,221,481	Series 2013-109-BO 0.000%, 07/25/2043(m)	9,026,178
1,486,424	Series 2013-15-SC 5.274%, 03/25/2033(e) -1.2*1 mo. USD LIBOR + 5.460%	1,623,947
3,020,936	Series 2014-50-WS 6.052%, 08/25/2044(e)(n) -1*1 mo. USD LIBOR + 6.200%	527,075

The accompanying notes are an integral part of these financial statements.

62	Litman Gregory Funds Trust

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2020 (Continued)

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES (CONTINUED)
	First Horizon Alternative Mortgage Securities Trust
$ 734,465	Series 2006-FA6-1A4 6.250%, 11/25/2036	$495,239
277,023	Series 2007-FA4-1A7 6.000%, 08/25/2037	183,321
	First Horizon Mortgage Pass-Through Trust
135,972	Series 2006-1-1A10 6.000%, 05/25/2036	97,606
	Fontainebleau Miami Beach Trust
574,000	Series 2019-FBLU H 3.963%, 12/10/2036(c)(g)	529,417
	FREMF Mortgage Trust
1,500,063	Series 2016-KF14-B 8.953%, 01/25/2023(c)(e) 1 mo. USD LIBOR + 8.800%	1,539,353
	GCAT LLC
985,000	Series 2020-4-A1 2.611%, 12/25/2025(c)(f)	986,635
	Gov’t National Mortgage Association
10,650,113	Series 2020-168-IA 0.989%, 12/16/2062(g)(n)	947,388
	Government National Mortgage Association
529,213	Series 2007-21-S 6.047%, 04/16/2037(e)(n) -1*1 mo. USD LIBOR + 6.200%	90,895
185,303	Series 2008-69-SB 7.478%, 08/20/2038(e)(n) -1*1 mo. USD LIBOR + 7.630%	43,184
217,246	Series 2009-104-SD 6.197%, 11/16/2039(e)(n) -1*1 mo. USD LIBOR + 6.350%	42,005
505,027	Series 2010-134-EI 4.500%, 11/20/2039(n)	16,422
30,619	Series 2010-98-IA 5.647%, 03/20/2039(g)(n)	3,222
452,565	Series 2011-45-GZ 4.500%, 03/20/2041	486,240
121,450	Series 2011-69-OC 0.000%, 05/20/2041(m)	117,224
2,465,011	Series 2011-69-SC 5.228%, 05/20/2041(e)(n) -1*1 mo. USD LIBOR + 5.380%	406,463
409,167	Series 2011-89-SA 5.298%, 06/20/2041(e)(n) -1*1 mo. USD LIBOR + 5.450%	76,833
1,814,987	Series 2013-102-BS 5.998%, 03/20/2043(e)(n) -1*1 mo. USD LIBOR + 6.150%	250,166
34,997,002	Series 2013-155-IB 0.046%, 09/16/2053(g)(n)	245,717
3,259,304	Series 2014-145-CS 5.447%, 05/16/2044(e)(n) -1*1 mo. USD LIBOR + 5.600%	548,845
2,090,062	Series 2014-156-PS 6.098%, 10/20/2044(e)(n) -1*1 mo. USD LIBOR + 6.250%	405,221

Principal Amount^		Value
$ 4,758,429	Series 2014-4-SA 5.947%, 01/16/2044(e)(n) -1*1 mo. USD LIBOR + 6.100%	$950,026
8,307,706	Series 2014-41-SA 5.948%, 03/20/2044(e)(n) -1*1 mo. USD LIBOR + 6.100%	1,706,749
3,450,453	Series 2014-5-SA 5.398%, 01/20/2044(e)(n) -1*1 mo. USD LIBOR + 5.550%	610,940
3,876,703	Series 2014-58-SG 5.447%, 04/16/2044(e)(n) -1*1 mo. USD LIBOR + 5.600%	667,587
3,478,888	Series 2014-76-SA 5.448%, 01/20/2040(e)(n) -1*1 mo. USD LIBOR + 5.600%	615,309
4,250,554	Series 2014-95-CS 6.097%, 06/16/2044(e)(n) -1*1 mo. USD LIBOR + 6.250%	852,914
4,662,805	Series 2018-105-SH 6.098%, 08/20/2048(e)(n) -1*1 mo. USD LIBOR + 6.250%	700,185
57,523,091	Series 2018-111-SA 4.398%, 08/20/2048(e)(n) -1*1 mo. USD LIBOR + 4.550%	5,970,172
19,805,091	Series 2018-134-CS 6.048%, 10/20/2048(e)(n) -1*1 mo. USD LIBOR + 6.200%	3,011,909
11,146,224	Series 2019-22-SA 5.448%, 02/20/2045(e)(n) -1*1 mo. USD LIBOR + 5.600%	2,305,203
6,440,673	Series 2019-61-NS 5.948%, 02/20/2049(e)(n) -1*1 mo. USD LIBOR + 6.100%	1,228,571
10,746,611	Series 2020-112-BS 6.098%, 08/20/2050(e)(n) -1*1 mo. USD LIBOR + 6.250%	2,038,733
9,960,920	Series 2020-146-SH 6.148%, 10/20/2050(e)(n) -1*1 mo. USD LIBOR + 6.300%	2,044,344
15,611,161	Series 2020-47-SA 5.848%, 05/20/2044(e)(n) -1*1 mo. USD LIBOR + 6.000%	3,000,565
9,213,648	Series 2020-47-SL 5.218%, 07/20/2044(e)(n) -1*1 mo. USD LIBOR + 5.370%	1,598,538
	GPMT Ltd.
1,507,000	Series 2018-FL1-D 3.102%, 11/21/2035(c)(e) 1 mo. USD LIBOR + 2.950%	1,439,917
	GS Mortgage Securities Corp. Trust
1,503,000	Series 2018-TWR-G 4.083%, 07/15/2031(c)(e) 1 mo. USD LIBOR + 3.925%	1,284,585
	GS Mortgage Securities Trust
1,010,000	Series 2011-GC5-D 5.388%, 08/10/2044(c)(g)	866,969
100,000	Series 2014-GC18-B 4.885%, 01/10/2047(g)	97,498
2,216,000	Series 2014-GC26-D 4.511%, 11/10/2047(c)(g)	1,665,850

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	63

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2020 (Continued)

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES (CONTINUED)
	GSCG Trust
$ 710,000	Series 2019-600C-H 3.985%, 09/06/2034(c)(g)	$644,618
	GSR Mortgage Loan Trust
39,401	Series 2005-4F-6A1 6.500%, 02/25/2035	40,176
705,439	Series 2005-9F-2A1 6.000%, 01/25/2036	515,682
85,515	Series 2005-AR4-6A1 3.328%, 07/25/2035(g)	87,311
129,686	Series 2005-AR6-4A5 2.968%, 09/25/2035(g)	130,936
249,208	Series 2006-7F-3A4 6.250%, 08/25/2036	133,521
	HarborView Mortgage Loan Trust
276,074	Series 2004-11-2A2A 0.792%, 01/19/2035(e) 1 mo. USD LIBOR + 0.640%	260,931
3,841,545	Series 2007-7-2A1B 1.148%, 10/25/2037(e) 1 mo. USD LIBOR + 1.000%	3,752,388
	Hawaii Hotel Trust
1,297,000	Series 2019-MAUI-F 2.909%, 05/15/2038(c)(e) 1 mo. USD LIBOR + 2.750%	1,207,516
	Hospitality Mortgage Trust
1,055,155	Series 2019-HIT-G 4.059%, 11/15/2036(c)(e) 1 mo. USD LIBOR + 3.900%	930,075
	Impac Secured Assets Trust
6,202,578	Series 2007-2-1A1C 0.528%, 05/25/2037(e) 1 mo. USD LIBOR + 0.380%	5,449,922
	IndyMac INDA Mortgage Loan Trust
252,056	Series 2006-AR3-1A1 3.025%, 12/25/2036(g)	237,761
	IndyMac INDX Mortgage Loan Trust
168,019	Series 2004-AR7-A5 1.368%, 09/25/2034(e) 1 mo. USD LIBOR + 1.220%	159,225
269,356	Series 2005-AR11-A3 3.149%, 08/25/2035(g)	241,742
638,986	Series 2006-AR2-2A1 0.568%, 02/25/2046(e) 1 mo. USD LIBOR + 0.420%	515,969
3,793,690	Series 2006-R1-A3 3.023%, 12/25/2035(g)	3,556,931
1,312,535	Series 2007-AR5-2A1 3.357%, 05/25/2037(g)	1,227,018
	JP Morgan Chase Commercial Mortgage Securities Trust
1,285,000	Series 2011-C3-E 5.696%, 02/15/2046(c)(g)	393,092
1,531,000	Series 2019-MFP-F 3.159%, 07/15/2036(c)(e) 1 mo. USD LIBOR + 3.000%	1,428,583
683,000	Series 2019-MFP-G 4.209%, 07/15/2036(c)(e) 1 mo. USD LIBOR + 4.050%	626,163

Principal Amount^		Value
$ 683,000	Series 2019-MFP-XG 0.500%, 07/15/2036(c)(g)(n)	$2,543
219,000	Series 2019-UES-C 4.343%, 05/05/2032(c)	224,044
224,000	Series 2019-UES-D 4.452%, 05/05/2032(c)(g)	217,880
261,000	Series 2019-UES-E 4.452%, 05/05/2032(c)(g)	244,476
274,000	Series 2019-UES-F 4.452%, 05/05/2032(c)(g)	245,397
299,000	Series 2019-UES-G 4.452%, 05/05/2032(c)(g)	259,960
	JP Morgan Mortgage Trust
332,930	Series 2004-S1-2A1 6.000%, 09/25/2034	353,466
2,145,711	Series 2005-ALT1-3A1 2.608%, 10/25/2035(g)	1,857,545
40,003	Series 2007-A1-4A2 2.957%, 07/25/2035(g)	39,957
12,855	Series 2007-S1-1A2 5.500%, 03/25/2022	12,181
696,444	Series 2007-S3-1A97 6.000%, 08/25/2037	504,003
336,896	Series 2008-R2-2A 5.500%, 12/27/2035(c)	341,531
	JP Morgan Resecuritization Trust
7,228,185	Series 2015-4-1A7 0.340%, 06/26/2047(c)(e) 1 mo. USD LIBOR + 0.190%	5,316,044
	JPMBB Commercial Mortgage Securities Trust
1,616,000	Series 2014-C23-D 3.972%, 09/15/2047(c)(g)	1,418,732
300,000	Series 2014-C23-E 3.364%, 09/15/2047(c)(g)	199,389
78,000	Series 2015-C27-D 3.807%, 02/15/2048(c)(g)	63,772
4,749,500	Series 2015-C27-XFG 1.307%, 02/15/2048(c)(g)(n)	224,397
	Legacy Mortgage Asset Trust
1,053,635	Series 2020-GS1-A1 2.882%, 10/25/2059(c)(f)	1,058,438
201,190	Series 2020-GS5-A1 3.250%, 06/25/2060(c)	202,922
	Lehman Mortgage Trust
1,292,682	Series 2006-2-2A3 5.750%, 04/25/2036	1,320,853
	Lehman XS Trust
111,501	Series 2006-2N-1A1 0.668%, 02/25/2046(e) 1 mo. USD LIBOR + 0.260%	100,675
	Master Alternative Loan Trust
29,414	Series 2003-9-4A1 5.250%, 11/25/2033	30,405
25,676	Series 2004-5-1A1 5.500%, 06/25/2034	26,481
32,984	Series 2004-5-2A1 6.000%, 06/25/2034	34,352
123,759	Series 2004-8-2A1 6.000%, 09/25/2034	128,380

The accompanying notes are an integral part of these financial statements.

64	Litman Gregory Funds Trust

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2020 (Continued)

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES (CONTINUED)
	Mello Warehouse Securitization Trust
$ 1,250,000	Series 2020-1-G 5.648%, 10/25/2053(c)(e) 1 mo. USD LIBOR + 5.500%	$1,253,574
	Merrill Lynch Alternative Note Asset Trust
344,971	Series 2007-AF1-1AF2 5.750%, 05/25/2037	337,000
	Merrill Lynch Mortgage Investors Trust
6,348	Series 2006-2-2A 2.403%, 05/25/2036(g)	6,379
	Morgan Stanley Capital Barclays Bank Trust
551,000	Series 2016-MART-D 3.309%, 09/13/2031(c)	541,459
	Morgan Stanley Capital I Trust
687,000	Series 2007-IQ15-C 6.148%, 06/11/2049(c)(g)	681,691
200,000	Series 2011-C2-B 5.200%, 06/15/2044(c)(g)	200,067
285,000	Series 2011-C2-D 5.477%, 06/15/2044(c)(g)	232,340
540,000	Series 2011-C2-E 5.477%, 06/15/2044(c)(g)	336,126
1,508,000	Series 2019-PLND-F 2.959%, 05/15/2036(c)(e) 1 mo. USD LIBOR + 2.800%	1,218,901
	Morgan Stanley Mortgage Loan Trust
2,163,450	Series 2005-9AR-2A 2.739%, 12/25/2035(g)	2,061,788
2,659,329	Series 2006-11-2A2 6.000%, 08/25/2036	1,827,202
323,685	Series 2006-7-3A 4.990%, 06/25/2036(g)	264,433
250,667	Series 2007-13-6A1 6.000%, 10/25/2037	195,090
	Morgan Stanley Re-REMIC Trust
292,817	Series 2010-R9-3C 6.000%, 11/26/2036(c)(g)	298,308
	Motel 6 Trust
712,412	Series 2017-M6MZ-M 7.085%, 08/15/2024(c)(e) 1 mo. USD LIBOR + 6.927%	663,142
	Preston Ridge Partners Mortgage LLC
260,000	Series 2020-3-A2 5.071%, 09/25/2025(c)(f)	261,707
1,000,000	Series 2020-5-A2 5.437%, 11/25/2025(c)(f)	1,005,007
	Prime Mortgage Trust
1,234,055	Series 2006-DR1-2A1 5.500%, 05/25/2035(c)	1,040,510
	RCO V Mortgage LLC
345,266	Series 2020-1-A1 3.105%, 09/25/2025(c)(f)	346,389
	Residential Accredit Loans, Inc.
850,322	Series 2006-QS10-A9 6.500%, 08/25/2036	865,059
517,359	Series 2006-QS14-A18 6.250%, 11/25/2036	505,527
390,130	Series 2006-QS17-A5 6.000%, 12/25/2036	381,510

Principal Amount^		Value
$ 408,593	Series 2006-QS2-1A4 5.500%, 02/25/2036	$400,725
487,391	Series 2006-QS7-A3 6.000%, 06/25/2036	466,227
522,962	Series 2007-QS1-2A10 6.000%, 01/25/2037	505,393
814,362	Series 2007-QS3-A1 6.500%, 02/25/2037	799,484
1,735,811	Series 2007-QS6-A6 6.250%, 04/25/2037	1,712,484
451,954	Series 2007-QS8-A8 6.000%, 06/25/2037	441,443
1,371,890	Series 2007-QS9-A33 6.500%, 07/25/2037	1,290,435
	Residential Asset Securitization Trust
255,612	Series 2006-A8-1A1 6.000%, 08/25/2036	215,083
243,873	Series 2007-A1-A8 6.000%, 03/25/2037	144,311
454,720	Series 2007-A5-2A5 6.000%, 05/25/2037	370,975
16,033,536	Series 2007-A9-A1 0.698%, 09/25/2037(e) 1 mo. USD LIBOR + 0.550%	3,444,278
16,033,536	Series 2007-A9-A2 6.302%, 09/25/2037(e)(n) -1*1 mo. USD LIBOR + 6.450%	5,555,943
	Residential Funding Mortgage Securities I Trust
458,768	Series 2006-S4-A5 6.000%, 04/25/2036	447,023
	Starwood Retail Property Trust
235,000	Series 2014-STAR-C 2.909%, 11/15/2027(b)(c)(e) 1 mo. USD LIBOR + 2.750%	170,522
980,000	Series 2014-STAR-D 3.659%, 11/15/2027(b)(c)(e) 1 mo. USD LIBOR + 3.500%	633,976
950,000	Series 2014-STAR-E 4.559%, 11/15/2027(b)(c)(e) 1 mo. USD LIBOR + 4.400%	326,340
	Structured Adjustable Rate Mortgage Loan Trust
703,119	Series 2005-14-A1 0.458%, 07/25/2035(e) 1 mo. USD LIBOR + 0.310%	513,941
292,971	Series 2005-15-1A1 3.173%, 07/25/2035(g)	219,733
348,758	Series 2005-22-3A1 3.599%, 12/25/2035(g)	290,079
774,649	Series 2008-1-A2 2.913%, 10/25/2037(g)	692,713
	Structured Asset Securities Corp. Trust
558,224	Series 2005-5-2A2 5.500%, 04/25/2035	547,454
7,972,927	Series 2007-4-1A3 6.102%, 03/28/2045(c)(e)(n) -1*1 mo. LIBOR + 6.250%	838,920
	Tharaldson Hotel Portfolio Trust
1,382,807	Series 2018-THL-F 4.105%, 11/11/2034(c)(e) 1 mo. USD LIBOR + 3.952%	1,269,787

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	65

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2020 (Continued)

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES (CONTINUED)
	UBS-Barclays Commercial Mortgage Trust
$ 305,000	Series 2012-C2-E 4.888%, 05/10/2063(c)(g)	$142,279
1,000,000	Series 2013-C5-C 4.097%, 03/10/2046(c)(g)	960,790
	Washington Mutual Mortgage Pass-Through Certificates Trust
371,614	Series 2005-1-5A1 6.000%, 03/25/2035	374,913
561,574	Series 2006-5-1A5 6.000%, 07/25/2036	525,241
445,617	Series 2006-8-A6 4.248%, 10/25/2036(f)	235,182
2,641,373	Series 2007-5-A3 7.000%, 06/25/2037	1,836,526
	Wells Fargo Alternative Loan Trust
148,363	Series 2007-PA2-3A1 0.498%, 06/25/2037(e) 1 mo. USD LIBOR + 0.350%	125,951
218,561	Series 2007-PA2-3A2 6.502%, 06/25/2037(e)(n) -1*1 mo. USD LIBOR + 6.650%	36,371
	Wells Fargo Commercial Mortgage Trust
19,971,000	Series 2015-C28-XE 1.094%, 05/15/2048(c)(g)(n)	871,596
398,000	Series 2015-NXS4-D 3.699%, 12/15/2048(g)	370,047
750,000	Series 2016-C33-D 3.123%, 03/15/2059(c)	675,821
130,000	Series 2016-C36-C 4.183%, 11/15/2059(g)	96,411
1,225,000	Series 2019-JWDR-C 3.038%, 09/15/2031(c)(g)	1,198,113
	Wells Fargo Mortgage-Backed Securities Trust
94,272	Series 2006-AR19-A1 2.808%, 12/25/2036(g)	89,002
	WFRBS Commercial Mortgage Trust
40,942	Series 2011-C2-D 5.523%, 02/15/2044(c)(g)	40,834
850,000	Series 2011-C3-D 5.642%, 03/15/2044(c)(g)	417,612
395,000	Series 2011-C4-E 5.193%, 06/15/2044(c)(g)	243,203
515,000	Series 2012-C10-C 4.362%, 12/15/2045(g)	319,138
500,000	Series 2012-C6-D 5.579%, 04/15/2045(c)(g)	506,493
160,000	Series 2012-C7-C 4.810%, 06/15/2045(g)	125,560
290,000	Series 2012-C7-E 4.810%, 06/15/2045(c)(g)	123,200
250,000	Series 2014-C24-B 4.204%, 11/15/2047(g)	250,194

TOTAL MORTGAGE-BACKED SECURITIES (Cost $252,042,330)		267,660,474

Principal Amount^		Value

MUNICIPAL BONDS: 0.1%

Puerto Rico: 0.1%
	Commonwealth of Puerto Rico
$ 1,330,000	Series A 8.000%, 07/01/2035(h)	$914,375
	Puerto Rico Public Buildings Authority
675,000	Series U 5.250%, 07/01/2042(h)	528,187

TOTAL MUNICIPAL BONDS (Cost $573,387)		1,442,562

SHORT-TERM INVESTMENTS: 7.2%

REPURCHASE AGREEMENTS: 5.0%
75,269,990	Fixed Income Clearing Corp. 0.000%, 12/31/2020, due 01/04/2021 [collateral: par value $76,864,900 U.S. Treasury Bill, 0.000%, due 12/30/2021, value $76,775,506] (proceeds $75,269,990)	75,269,990

TOTAL REPURCHASE AGREEMENTS (Cost $75,269,990)		75,269,990

TREASURY BILLS: 2.2%
	United States Treasury Bill
3,502,000	0.054%, 02/25/2021(a)(o)	3,501,709
6,900,000	0.072%, 06/17/2021(a)(o)	6,897,721
4,000,000	0.076%, 08/12/2021(a)(o)	3,998,130
5,600,000	0.076%, 09/09/2021(a)(o)	5,597,049
8,808,000	0.080%, 10/07/2021(a)(o)	8,802,598
2,910,000	0.080%, 10/07/2021(o)	2,907,880
1,440,000	0.119%, 11/04/2021(a)(o)	1,438,551

TOTAL TREASURY BILLS (Cost $33,137,071)		33,143,638

TOTAL SHORT-TERM INVESTMENTS (Cost $108,407,061)		108,413,628

TOTAL PURCHASED OPTIONS (Premiums paid $365,828): 0.0%		110,644

TOTAL INVESTMENTS (Cost: $1,332,043,997): 95.6%		1,425,541,192

Other Assets in Excess of Liabilities: 4.4%		65,746,011

NET ASSETS: 100.0%		$1,491,287,203

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
BADLARPP	Argentina Badlar Floating Rate Notes
CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury Index
ETF	Exchange Traded Fund
EURIBOR	Euro Interbank Offered Rate
FEDL01	Federal Funds Rate
LIBOR	London Interbank Offered Rate
L.P.	Limited Partnership

The accompanying notes are an integral part of these financial statements.

66	Litman Gregory Funds Trust

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2020 (Continued)

PIK	Payment-in-kind
REMICS	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Over Night Index Average
*	Non-Income Producing Security.
^	The principal amount is stated in U.S. Dollars unless otherwise indicated.
(a)

Securities with an aggregate fair value of $131,638,059 have been pledged as collateral for options, total return swaps, credit default swaps, interest rate swaps, securities sold short and futures positions.

(b)	Security is valued using significant unobservable inputs in good faith in accordance with procedures approved by the Board of Trustees.
(c)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under Securities Act of 1933.

(d)	Perpetual Call.
(e)	Floating Interest Rate at December 31, 2020.
(f)	Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 2020.
(g)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at December 31, 2020.
(h)	Security is currently in default and/or non-income producing.
(i)

This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

(j)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(k)	When issued security.
(l)	Pay-in-kind security.
(m)	Principal Only security.
(n)	Interest Only security. Security with a notional or nominal principal amount.
(o)	The rate shown represents yield-to-maturity.

CURRENCY ABBREVIATIONS:

ARS	Argentine Peso
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
COP	Colombian Peso
EUR	Euro
GBP	British Pound
NOK	Norwegian Krone
SEK	Swedish Krona
USD	U.S. Dollar

UNFUNDED LOAN COMMITMENTS—At December 31, 2020, the Fund had unfunded loan commitments which could be extended at the option of the borrowers, pursuant to the following agreements:

Borrower	Principal Amount	Current Value	Unrealized Gain (Loss)
McDermott Technology Americas, Inc., 0.500%, 06/28/2024	$294,000	$269,010	$(24,990)
OneDigital Borrower LLC, 5.250%, 11/16/2027	71,875	72,145	270
TOTAL		$341,155	$(24,720)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	67

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN PURCHASED OPTIONS at December 31, 2020

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Fair Value	Premiums Paid	Unrealized Appreciation/ (Depreciation)
COMMON STOCKS
Call
Biotelemetry, Inc.	Morgan Stanley & Co.	$75.00	1/15/2021	457	$3,294,056	$13,710	$26,184	$(12,474)
Romeo Power, Inc.	Morgan Stanley & Co.	50.00	2/19/2021	168	377,832	22,680	56,047	(33,367)
S&P Global, Inc.	Morgan Stanley & Co.	350.00	1/15/2021	21	690,333	1,050	27,538	(26,488)
Taubman Centers, Inc.	Morgan Stanley & Co.	45.00	1/15/2021	406	1,745,394	—	2,450	(2,450)
Put
Canoo, Inc.	Morgan Stanley & Co.	17.50	2/19/2021	25	34,500	14,375	12,029	2,346
Romeo Power, Inc.	Morgan Stanley & Co.	30.00	2/19/2021	45	101,205	51,165	35,637	15,528

Total						102,980	159,885	(56,905)

EXCHANGE TRADED FUNDS
Put
iShares Iboxx Investment Grade Corporate Bond ETF	Goldman Sachs & Co.	130.00	1/15/2021	512	7,072,256	6,144	88,016	(81,872)
iShares Iboxx Investment Grade Corporate Bond ETF	Morgan Stanley & Co.	130.00	1/15/2021	83	1,146,479	996	14,268	(13,272)
iShares Russell 2000 ETF	Goldman Sachs & Co.	142.00	1/15/2021	52	1,019,512	208	41,241	(41,033)
iShares Russell 2000 ETF	Goldman Sachs & Co.	145.00	1/15/2021	53	1,039,118	212	41,841	(41,629)
iShares Russell 2000 ETF	Morgan Stanley & Co.	142.00	1/15/2021	14	274,484	56	11,103	(11,047)
iShares Russell 2000 ETF	Morgan Stanley & Co.	145.00	1/15/2021	12	235,272	48	9,474	(9,426)

Total						7,664	205,943	(198,279)

Total Purchased Options						$110,644	$365,828	$(255,184)

The accompanying notes are an integral part of these financial statements.

68	Litman Gregory Funds Trust

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES SOLD SHORT at December 31, 2020

Shares		Value

COMMON STOCKS: (4.1)%
(5,795)	Acushnet Holdings Corp.	$(234,929)
(206,608)	Advanced Micro Devices, Inc.*	(18,948,020)
(7,261)	Aon Plc Class A	(1,534,031)
(203,648)	AstraZeneca Plc ADR	(10,180,364)
(3,687)	Bayerische Motoren Werke AG	(325,686)
(2,084)	Booz Allen Hamilton Holding Corp.	(181,683)
(595)	CACI International, Inc. Class A*	(148,351)
(32,012)	Canoo, Inc.*	(441,766)
(31,934)	Cincinnati Bell, Inc.*	(487,951)
(4,717)	Daimler AG	(333,371)
(44,400)	Danimer Scientific, Inc.*	(1,043,844)
(14,384)	Fiat Chrysler Automobiles N.V.*	(257,883)
(29,067)	Ford Motor Co.	(255,499)
(8,795)	General Motors Co.	(366,224)
(1,605)	Jacobs Engineering Group, Inc.	(174,881)
(97,633)	Just Eat Takeaway.com N.V.*(c)	(11,032,585)
(5,204)	Nexstar Media Group, Inc. Class A	(568,225)
(44,744)	Romeo Power, Inc.*	(1,006,293)
(11,148)	S&P Global, Inc.	(3,664,682)
(28,993)	salesforce.com, Inc.*	(6,451,812)
(1,729)	Science Applications International Corp.	(163,633)
(14,540)	Softbank Corp.	(182,181)
(5,070)	Stantec, Inc.	(164,623)
(1,651)	Tesla, Inc.*	(1,165,061)
(1,699)	Tetra Tech, Inc.	(196,710)
(6,209)	Toyota Motor Corp.	(478,754)
(384,002)	Whitecap Resources, Inc.	(1,463,151)
(2,106)	WSP Global, Inc.	(199,108)

TOTAL COMMON STOCKS (Proceeds $58,879,800)		(61,651,301)

EXCHANGE-TRADED FUNDS: (0.3)%
(2,860)	iShares Russell 2000 Growth ETF	(819,962)
(7,214)	SPDR S&P 500 ETF Trust	(2,697,170)

TOTAL EXCHANGE-TRADED FUNDS (Proceeds $3,209,766)		(3,517,132)

Principal Amount^		Value

CORPORATE BONDS: (0.1)%
	Dell International LLC / EMC Corp.
$(431,000)	7.125%, 06/15/2024(c)	$(447,432)
	Western Digital Corp.
(702,000)	4.750%, 02/15/2026	(776,588)

TOTAL CORPORATE BONDS (Proceeds $1,144,609)		(1,224,020)

TOTAL SECURITIES SOLD SHORT (Proceeds $63,234,175)		$(66,392,453)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	69

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS at December 31, 2020

						Asset Derivatives	Liability Derivatives
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at December 31, 2020	Fund Delivering	U.S. $ Value at December 31, 2020	Unrealized Appreciation	Unrealized Depreciation
Bank of America N.A.	1/25/2021	USD	$500,103	CAD	$513,569	$—	$(13,466)
	1/25/2021	USD	195,376	EUR	196,992	—	(1,616)
	1/25/2021	USD	1,749,977	EUR	1,798,622	—	(48,645)
Barclays Bank Plc	1/25/2021	USD	589,402	EUR	605,659	—	(16,257)
Deutsche Bank AG	1/29/2021	USD	523,142	GBP	550,805	—	(27,663)
HSBC Holdings Plc	2/16/2021	USD	194,458	EUR	201,984	—	(7,526)
	2/16/2021	USD	262,293	EUR	270,536	—	(8,243)
JPMorgan Chase Bank N.A.	2/11/2021	EUR	725,640	USD	705,670	19,970	—
	2/11/2021	EUR	734,122	USD	716,224	17,898	—
	2/11/2021	EUR	540,256	USD	524,391	15,865	—
	2/11/2021	EUR	411,210	USD	401,148	10,062	—
	2/11/2021	EUR	533,961	USD	534,867	—	(906)
	2/11/2021	USD	115,347	EUR	114,875	472	—
	2/11/2021	USD	366,762	EUR	368,152	—	(1,390)
	2/11/2021	USD	250,284	EUR	258,723	—	(8,439)
	2/11/2021	USD	335,271	EUR	345,131	—	(9,860)
	2/11/2021	USD	504,762	EUR	521,443	—	(16,681)
	2/11/2021	USD	10,075,728	EUR	10,395,510	—	(319,782)
Morgan Stanley & Co.	1/8/2021	COP	884,997	USD	792,443	92,554	—
	1/8/2021	USD	1,702,602	COP	1,920,772	—	(218,170)
	1/29/2021	USD	626,685	EUR	625,292	1,393	—
	3/15/2021	CAD	2,195,245	USD	2,186,140	9,105	—
	3/15/2021	CAD	1,331,419	USD	1,322,855	8,564	—
	3/15/2021	CAD	114,095	USD	114,057	38	—
	3/15/2021	CAD	1,425,596	USD	1,425,800	—	(204)
	3/15/2021	CAD	728,089	USD	728,673	—	(584)
	3/15/2021	EUR	840,012	USD	833,200	6,812	—
	3/15/2021	EUR	387,425	USD	385,940	1,485	—
	3/15/2021	EUR	432,500	USD	431,025	1,475	—
	3/15/2021	GBP	2,527,490	USD	2,501,621	25,869	—
	3/15/2021	USD	34,951	AUD	35,323	—	(372)
	3/15/2021	USD	2,094,563	AUD	2,139,988	—	(45,425)
	3/15/2021	USD	126,545	CAD	126,720	—	(175)
	3/15/2021	USD	302,462	CAD	304,331	—	(1,869)
	3/15/2021	USD	6,340,269	CAD	6,345,158	—	(4,889)
	3/15/2021	USD	2,252,196	CAD	2,282,130	—	(29,934)
	3/15/2021	USD	1,972,456	EUR	1,965,908	6,548	—
	3/15/2021	USD	886,861	EUR	886,435	426	—
	3/15/2021	USD	230,655	EUR	231,622	—	(967)
	3/15/2021	USD	889,041	EUR	894,029	—	(4,988)
	3/15/2021	USD	863,452	EUR	868,797	—	(5,345)
	3/15/2021	USD	744,012	EUR	750,475	—	(6,463)
	3/15/2021	USD	36,083	GBP	36,912	—	(829)
	3/15/2021	USD	57,724	GBP	58,785	—	(1,061)
	3/15/2021	USD	72,950	GBP	74,644	—	(1,694)
	3/15/2021	USD	596,675	GBP	604,120	—	(7,445)
	3/15/2021	USD	3,342,043	GBP	3,457,936	—	(115,893)
	3/15/2021	USD	9,035	NOK	9,208	—	(173)
	3/15/2021	USD	10,869	NOK	11,062	—	(193)
	3/15/2021	USD	20,043	NOK	20,258	—	(215)
	3/15/2021	USD	29,605	NOK	29,921	—	(316)
	3/15/2021	USD	25,405	NOK	25,783	—	(378)

The accompanying notes are an integral part of these financial statements.

70	Litman Gregory Funds Trust

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS at December 31, 2020 (Continued)

						Asset Derivatives	Liability Derivatives
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at December 31, 2020	Fund Delivering	U.S. $ Value at December 31, 2020	Unrealized Appreciation	Unrealized Depreciation
	3/15/2021	USD	$783,423	NOK	$803,915	$—	$(20,492)
	3/15/2021	USD	16,288	SEK	16,439	—	(151)
	3/15/2021	USD	70,724	SEK	71,228	—	(504)
	3/15/2021	USD	1,450,692	SEK	1,481,874	—	(31,182)
Standard Chartered Bank	1/4/2021	EUR	3,988,039	USD	4,008,584	—	(20,545)
	1/4/2021	USD	631,804	EUR	637,157	—	(5,353)
	1/4/2021	USD	3,212,859	EUR	3,350,883	—	(138,024)
	4/6/2021	USD	4,016,818	EUR	3,996,257	20,561	—

			$66,912,791		$67,818,001	$239,097	$(1,144,307)

SCHEDULE OF INVESTMENTS IN FUTURES CONTRACTS at December 31, 2020

Description	Number of Contracts	Notional Amount	Notional Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
Futures Contracts – Long
2YR U.S. Treasury Notes	451	$90,200,000	$99,660,429	3/31/2021	$85,861
10YR U.S. Treasury Notes	6	600,000	828,469	3/22/2021	1,054

Total Long					$86,915

Futures Contracts – Short

5YR U.S. Treasury Notes	(692)	$(69,200,000)	$(87,305,531)	3/31/2021	$(192,789)
Ultra-Long U.S. Treasury Bonds	(40)	(4,000,000)	(8,542,500)	3/22/2021	(4,931)
Ultra 10YR U.S. Treasury Notes	(61)	(6,100,000)	(9,537,922)	3/22/2021	(70)

Total Short					$(197,790)

Total Futures Contracts					$(110,875)

SCHEDULE OF INVESTMENTS IN SWAPS at December 31, 2020

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3)
Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2020	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Buy Protection
AerCap Global Aviation Trust 8.250%, 12/15/2020	12/20/2025	(5.000%)	0.732%		$(700,000)	Quarterly	$(144,925)	$(154,910)	$9,985
Airbus Finance B.V. 2.375%, 04/02/2024	12/20/2025	(1.000%)	0.634%	EUR	(5,900,000)	Quarterly	(131,345)	(11,743)	(119,602)
American Axle & Manufacturing, Inc. 6.250%, 03/15/2026	12/20/2025	(5.000%)	3.537%		$(6,800,000)	Quarterly	(430,684)	57,663	(488,347)
Amgen, Inc. 3.625%, 05/22/2024	12/20/2025	(1.000%)	0.425%		(2,150,000)	Quarterly	(60,732)	(73,692)	12,960
Anheuser-Busch InBev S.A. 4.000%, 06/02/2021	12/20/2025	(1.000%)	0.542%	EUR	(5,800,000)	Quarterly	(162,214)	(189,135)	26,921
Apache Corp. 4.875%, 11/15/2027	12/20/2025	(1.000%)	2.794%		$(10,400,000)	Quarterly	832,059	1,479,875	(647,816)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	71

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SWAPS at December 31, 2020 (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)
Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2020	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Buy Protection (Continued)
AT&T, Inc. 3.800%, 02/15/2027	12/20/2025	(1.000%)	0.749%		$(1,000,000)	Quarterly	$(12,181)	$(7,014)	$(5,167)
Avnet, Inc. 4.875%, 12/01/2022	12/20/2025	(1.000%)	0.707%		(6,750,000)	Quarterly	(96,105)	(97,076)	971
Banco Santander S.A. 1.375%, 02/09/2022	12/20/2025	(1.000%)	0.619%	EUR	(5,850,000)	Quarterly	(135,710)	(39,710)	(96,000)
Bank of America Corp. 1.215%, 04/24/2023	12/20/2025	(1.000%)	0.472%		$(2,700,000)	Quarterly	(69,952)	(70,461)	509
BAT International Finance Plc 2.375%, 01/19/2023	12/20/2025	(1.000%)	0.677%	EUR	(950,000)	Quarterly	(18,652)	(19,103)	451
Bayer AG 0.375%, 07/06/2024	12/20/2025	(1.000%)	0.718%		(5,800,000)	Quarterly	(99,051)	(77,063)	(21,988)
Block Financial LLC 5.500%, 11/01/2022	12/20/2025	(5.000%)	0.944%		$(5,800,000)	Quarterly	(1,131,270)	(1,187,048)	55,778
Bouygues S.A. 3.625%, 01/16/2023	12/20/2025	(1.000%)	0.351%	EUR	(5,900,000)	Quarterly	(235,577)	(251,137)	15,560
BP Capital Markets Plc 3.161%, 03/17/2021	12/20/2025	(1.000%)	0.630%		(1,200,000)	Quarterly	(27,040)	(12,963)	(14,077)
BP Capital Markets Plc 1.876%, 04/07/2024	12/20/2025	(1.000%)	0.630%		(4,650,000)	Quarterly	(104,780)	1,714	(106,494)
British Telecommunications Plc 5.750%, 12/07/2028	12/20/2025	(1.000%)	0.798%		(6,000,000)	Quarterly	(73,045)	8,260	(81,305)
Canadian Natural Resources Ltd. 3.450%, 11/15/2021	12/20/2025	(1.000%)	0.829%		$(2,000,000)	Quarterly	(16,548)	4,960	(21,508)
Cardinal Health, Inc. 3.410%, 06/15/2027	12/20/2025	(1.000%)	0.517%		(4,450,000)	Quarterly	(105,252)	(95,504)	(9,748)
Carnival Corp. 6.650%, 01/15/2028	12/20/2025	(1.000%)	5.089%		(4,200,000)	Quarterly	699,494	819,499	(120,005)
CDX North America High Yield Index Series 35 5.000%, 12/20/2025	12/20/2025	(5.000%)	2.932%		(57,000,000)	Quarterly	(5,315,768)	(2,351,307)	(2,964,461)
Centrica Plc 6.375%, 03/10/2022	12/20/2025	(1.000%)	0.962%	EUR	(5,800,000)	Quarterly	(13,233)	(45,248)	32,015
CenturyLink, Inc. 7.500%, 04/01/2024	12/20/2025	(1.000%)	2.982%		$(4,400,000)	Quarterly	386,030	494,093	(108,063)
CIT Group, Inc. 5.000%, 08/15/2022	12/20/2025	(5.000%)	0.592%		(6,000,000)	Quarterly	(1,290,574)	(806,240)	(484,334)
Citigroup, Inc. 2.876%, 07/24/2023	12/20/2025	(1.000%)	0.543%		(6,700,000)	Quarterly	(149,716)	(142,144)	(7,572)
Clariant AG 1.125%, 04/15/2026	12/20/2025	(1.000%)	0.718%	EUR	(1,400,000)	Quarterly	(23,957)	(22,340)	(1,617)
Compass Group Plc 1.875%, 01/27/2023	12/20/2025	(1.000%)	0.415%		(5,300,000)	Quarterly	(190,297)	(183,712)	(6,585)
Conagra Brands, Inc. 7.000%, 10/01/2028	12/20/2025	(1.000%)	0.421%		$ (300,000)	Quarterly	(8,529)	(9,024)	495
Credit Agricole S.A. 3.375%, 01/10/2022	12/20/2025	(1.000%)	0.449%	EUR	(4,150,000)	Quarterly	(140,075)	(125,299)	(14,776)
Daimler AG 1.400%, 01/12/2024	12/20/2025	(1.000%)	0.589%		(100,000)	Quarterly	(2,502)	(2,597)	95

The accompanying notes are an integral part of these financial statements.

72	Litman Gregory Funds Trust

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SWAPS at December 31, 2020 (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)
Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2020	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Buy Protection (Continued)
Deutsche Bank AG 0.020%, 12/07/2020	12/20/2025	(1.000%)	1.027%	EUR	(150,000)	Quarterly	$239	$1,239	$(1,000)
Deutsche Lufthansa AG 0.250%, 09/06/2024	12/20/2025	(1.000%)	2.855%		(4,000,000)	Quarterly	411,754	355,564	56,190
DISH DBS Corp. 6.750%, 06/01/2021	12/20/2025	(5.000%)	4.265%		$(900,000)	Quarterly	(27,837)	(38,472)	10,635
Domtar Corp. 4.400%, 04/01/2022	12/20/2025	(1.000%)	0.850%		(7,000,000)	Quarterly	(50,726)	(61,456)	10,730
DXC Technology Co. 4.450%, 09/18/2022	12/20/2025	(5.000%)	1.109%		(1,850,000)	Quarterly	(343,815)	(351,847)	8,032
Enbridge, Inc. 3.500%, 06/10/2024	12/20/2025	(1.000%)	0.751%		(6,250,000)	Quarterly	(75,359)	(18,388)	(56,971)
Eni SpA 2.625%, 11/22/2021	12/20/2025	(1.000%)	0.706%	EUR	(6,050,000)	Quarterly	(108,006)	41,623	(149,629)
Expedia Group, Inc. 4.500%, 08/15/2024	12/20/2025	(1.000%)	1.178%		$(100,000)	Quarterly	849	3,008	(2,159)
Fiat Chrysler Automobiles N.V. 5.250%, 04/15/2023	12/20/2025	(5.000%)	1.313%	EUR	(200,000)	Quarterly	(43,604)	(43,088)	(516)
FirstEnergy Corp. 7.375%, 11/15/2031	12/20/2025	(1.000%)	1.014%		$(6,300,000)	Quarterly	4,251	73,748	(69,497)
Fortum Oyj 2.250%, 09/06/2022	12/20/2025	(1.000%)	0.572%	EUR	(950,000)	Quarterly	(24,769)	(20,497)	(4,272)
Gap, Inc. (The) 8.875%, 05/15/2027	12/20/2025	(1.000%)	1.961%		$(2,100,000)	Quarterly	93,069	86,408	6,661
Goldman Sachs Group, Inc. (The) 2.908%, 06/05/2023	12/20/2025	(1.000%)	0.557%		(1,150,000)	Quarterly	(24,879)	(22,089)	(2,790)
Goodyear Tire & Rubber Co. (The) 5.000%, 05/31/2026	12/20/2025	(5.000%)	3.055%		(4,450,000)	Quarterly	(381,847)	(268,892)	(112,955)
Halliburton Co. 2.920%, 03/01/2030	12/20/2025	(1.000%)	0.890%		(1,150,000)	Quarterly	(6,110)	41,393	(47,503)
HCA, Inc. 5.875%, 02/15/2026	12/20/2025	(5.000%)	1.093%		(5,150,000)	Quarterly	(961,595)	(968,560)	6,965
Host Hotels & Resorts L.P. 3.875%, 04/01/2024	12/20/2025	(1.000%)	1.361%		(6,800,000)	Quarterly	116,088	136,189	(20,101)
Howmet Aerospace, Inc. 5.125%, 10/01/2024	12/20/2025	(1.000%)	1.745%		(1,350,000)	Quarterly	46,796	65,402	(18,606)
HP, Inc. 4.650%, 12/09/2021	12/20/2025	(1.000%)	0.452%		(6,550,000)	Quarterly	(176,068)	(179,956)	3,888
HSBC Holdings Plc 0.875%, 09/06/2024	12/20/2025	(1.000%)	0.434%	EUR	(5,900,000)	Quarterly	(204,706)	(99,372)	(105,334)
Imperial Brands Finance Plc 1.375%, 01/27/2025	12/20/2025	(1.000%)	0.785%		(5,850,000)	Quarterly	(76,029)	(50,090)	(25,939)
ING Groep N.V. 0.750%, 03/09/2022	12/20/2025	(1.000%)	0.394%		(5,800,000)	Quarterly	(216,063)	(168,997)	(47,066)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	73

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SWAPS at December 31, 2020 (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)
Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2020	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Buy Protection (Continued)
KB Home 7.000%, 12/15/2021	12/20/2025	(5.000%)	1.736%		$(2,100,000)	Quarterly	$(319,088)	$(341,760)	$22,672
Kinder Morgan, Inc. 4.300%, 03/01/2028	12/20/2025	(1.000%)	0.787%		(4,100,000)	Quarterly	(42,303)	(62,658)	20,355
Kohl’s Corp. 4.250%, 07/17/2025	12/20/2025	(1.000%)	1.537%		(8,000,000)	Quarterly	201,706	630,000	(428,294)
Kraft Heinz Foods Co. 6.375%, 07/15/2028	12/20/2025	(1.000%)	0.921%		(4,000,000)	Quarterly	(15,238)	(19,465)	4,227
Lennar Corp. 4.875%, 12/15/2023	12/20/2025	(5.000%)	0.764%		(3,800,000)	Quarterly	(779,731)	(745,682)	(34,049)
Lennar Corp. 4.750%, 04/01/2021	12/20/2025	(5.000%)	0.764%		(1,100,000)	Quarterly	(225,712)	(220,070)	(5,642)
Lincoln National Corp. 3.350%, 03/09/2025	12/20/2025	(1.000%)	0.739%		(1,150,000)	Quarterly	(14,528)	(8,741)	(5,787)
Lloyds Banking Group Plc 3.100%, 07/06/2021	12/20/2025	(1.000%)	0.525%	EUR	(5,800,000)	Quarterly	(168,183)	(65,541)	(102,642)
Loews Corp. 6.000%, 02/01/2035	12/20/2025	(1.000%)	0.387%		$(3,600,000)	Quarterly	(108,531)	(120,366)	11,835
Marathon Petroleum Corp. 3.625%, 09/15/2024	12/20/2025	(5.000%)	0.906%		(2,850,000)	Quarterly	(561,942)	(563,165)	1,223
Marks & Spencer Plc 4.250%, 12/08/2023	12/20/2025	(1.000%)	2.689%	EUR	(6,500,000)	Quarterly	613,547	753,254	(139,707)
MBIA, Inc. 6.625%, 10/01/2028	12/20/2025	(5.000%)	5.207%		$(1,700,000)	Quarterly	14,255	82,659	(68,404)
McKesson Corp. 7.650%, 03/01/2027	12/20/2025	(1.000%)	0.384%		(6,900,000)	Quarterly	(209,160)	(188,365)	(20,795)
Natwest Group Plc 2.000%, 03/04/2025	12/20/2025	(1.000%)	0.560%	EUR	(5,900,000)	Quarterly	(158,377)	(61,729)	(96,648)
Next Group Plc 5.375%, 10/26/2021	12/20/2025	(1.000%)	1.156%		(50,000)	Quarterly	464	442	22
Nokia Oyj 2.000%, 03/15/2024	12/20/2025	(5.000%)	1.154%		(1,200,000)	Quarterly	(274,691)	(276,359)	1,668
Nordstrom, Inc. 6.950%, 03/15/2028	12/20/2025	(1.000%)	2.893%		$(7,800,000)	Quarterly	655,737	1,423,500	(767,763)
NRG Energy, Inc. 7.250%, 05/15/2026	12/20/2025	(5.000%)	1.431%		(5,900,000)	Quarterly	(992,381)	(1,002,293)	9,912
Occidental Petroleum Corp. 5.550%, 03/15/2026	12/20/2025	(1.000%)	4.476%		(2,800,000)	Quarterly	406,022	643,125	(237,103)
Olin Corp. 5.500%, 08/15/2022	12/20/2025	(1.000%)	1.768%		(7,100,000)	Quarterly	253,627	877,817	(624,190)
Omnicom Group, Inc. / Omnicom Capital, Inc. 3.650%, 11/01/2024	12/20/2025	(1.000%)	0.442%		(6,650,000)	Quarterly	(182,177)	(206,170)	23,993
Orange S.A. 0.750%, 09/11/2023	12/20/2025	(1.000%)	0.385%	EUR	(2,400,000)	Quarterly	(90,668)	(85,482)	(5,186)
Ovintiv, Inc. 3.900%, 11/15/2021	12/20/2025	(1.000%)	2.811%		$(900,000)	Quarterly	72,643	130,500	(57,857)

The accompanying notes are an integral part of these financial statements.

74	Litman Gregory Funds Trust

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SWAPS at December 31, 2020 (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)
Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2020	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Buy Protection (Continued)
Pearson Funding Plc 1.375%, 05/06/2025	12/20/2025	(1.000%)	0.630%	EUR	(1,450,000)	Quarterly	$(32,592)	$(21,285)	$(11,307)
Peugeot S.A. 2.375%, 04/14/2023	12/20/2025	(5.000%)	1.186%		(100,000)	Quarterly	(22,668)	(21,392)	(1,276)
Realogy Group LLC / Realogy Co-Issuer Corp. 4.875%, 06/01/2023	12/20/2025	(5.000%)	3.712%		$(2,550,000)	Quarterly	(141,180)	(129,962)	(11,218)
Renault S.A. 3.125%, 03/05/2021	12/20/2025	(1.000%)	1.750%	EUR	(6,250,000)	Quarterly	272,235	516,946	(244,711)
Repsol International Finance B.V. 2.250%, 12/10/2026	12/20/2025	(1.000%)	0.772%		(6,250,000)	Quarterly	(86,203)	10,797	(97,000)
Rite Aid Corp. 7.700%, 02/15/2027	12/20/2025	(5.000%)	5.908%		$(3,500,000)	Quarterly	125,432	500,375	(374,943)
Rolls-Royce Plc 2.125%, 06/18/2021	12/20/2025	(1.000%)	3.059%	EUR	(7,200,000)	Quarterly	816,072	1,589,371	(773,299)
RR Donnelley & Sons Co. 7.875%, 03/15/2021	12/20/2025	(5.000%)	5.847%		$(4,750,000)	Quarterly	159,180	522,500	(363,320)
Ryder System, Inc. 3.875%, 12/01/2023	12/20/2025	(1.000%)	0.502%		(5,650,000)	Quarterly	(137,796)	(63,799)	(73,997)
Shell International Finance B.V. 0.750%, 05/12/2024	12/20/2025	(1.000%)	0.439%	EUR	(5,700,000)	Quarterly	(195,928)	(160,187)	(35,741)
Simon Property Group L.P. 2.750%, 06/01/2023	12/20/2025	(1.000%)	0.956%		$(7,100,000)	Quarterly	(15,074)	134,470	(149,544)
Societe Generale S.A. 3.250%, 01/12/2022	12/20/2025	(1.000%)	0.582%	EUR	(5,250,000)	Quarterly	(133,736)	(79,675)	(54,061)
Standard Chartered Plc 1.430%, 09/10/2022	12/20/2025	(1.000%)	0.456%		(5,900,000)	Quarterly	(196,770)	(86,034)	(110,736)
Sudzucker International Finance B.V. 1.250%, 11/29/2023	12/20/2025	(1.000%)	1.248%		(950,000)	Quarterly	13,946	18,070	(4,124)
Teck Resources Ltd. 6.125%, 10/01/2035	12/20/2025	(5.000%)	1.112%		$(3,050,000)	Quarterly	(566,349)	(604,105)	37,756
Telecom Italia SpA 3.625%, 01/19/2024	12/20/2025	(1.000%)	1.842%	EUR	(9,800,000)	Quarterly	477,358	648,793	(171,435)
Telefonaktiebolaget LM Ericsson 4.125%, 05/15/2022	12/20/2025	(1.000%)	0.734%		(100,000)	Quarterly	(1,609)	(2,020)	411
Telefonica Emisiones S.A. 1.528%, 01/17/2025	12/20/2025	(1.000%)	0.867%		(6,000,000)	Quarterly	(47,977)	(45,765)	(2,212)
thyssenkrupp AG 2.500%, 02/25/2025	12/20/2025	(1.000%)	2.137%		(6,700,000)	Quarterly	435,420	945,756	(510,336)
Toll Brothers Finance Corp. 4.375%, 04/15/2023	12/20/2025	(1.000%)	1.219%		$(400,000)	Quarterly	4,165	—	4,165
UniCredit SpA 2.125%, 10/24/2026	12/20/2025	(1.000%)	0.714%	EUR	(5,900,000)	Quarterly	(102,392)	(46,155)	(56,237)
United Rentals North America, Inc. 4.875%, 01/15/2028	12/20/2025	(5.000%)	1.122%		$(450,000)	Quarterly	(83,312)	(82,761)	(551)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	75

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SWAPS at December 31, 2020 (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)
Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2020	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Buy Protection (Continued)
Valero Energy Corp. 8.750%, 06/15/2030	12/20/2025	(1.000%)	1.165%		$(6,900,000)	Quarterly	$54,298	$46,699	$7,599
Vodafone Group Plc 1.750%, 08/25/2023	12/20/2025	(1.000%)	0.565%	EUR	(5,750,000)	Quarterly	(152,628)	(96,830)	(55,798)
Wells Fargo & Co. 3.069%, 01/24/2023	12/20/2025	(1.000%)	0.569%		$(6,800,000)	Quarterly	(142,983)	(124,011)	(18,972)
Wendel SE 2.750%, 10/02/2024	12/20/2025	(5.000%)	0.660%	EUR	(900,000)	Quarterly	(237,267)	(235,382)	(1,885)
Weyerhaeuser Co. 7.125%, 07/15/2023	12/20/2025	(1.000%)	0.340%		$(1,500,000)	Quarterly	(48,775)	(59,516)	10,741
WPP Finance S.A. 2.250%, 09/22/2026	12/20/2025	(1.000%)	0.659%	EUR	(4,100,000)	Quarterly	(84,912)	(26,448)	(58,464)
Xerox Corp. 3.800%, 05/15/2024	12/20/2025	(1.000%)	1.750%		$(6,850,000)	Quarterly	239,074	431,223	(192,149)

Total Buy Protection							$(12,078,178)	$(542,412)	$(11,535,766)

Sell Protection
Aegon N.V. 6.125%, 12/15/2031	12/20/2025	1.000%	0.528%	EUR	1,150,000	Quarterly	$33,133	$16,814	$16,319
Airbus Finance B.V. 2.375%, 04/02/2024	12/20/2025	1.000%	0.634%		4,600,000	Quarterly	102,404	(59,336)	161,740
American Axle & Manufacturing, Inc. 6.250%, 03/15/2026	12/20/2025	5.000%	3.537%		$250,000	Quarterly	15,834	16,559	(725)
Amgen, Inc. 3.625%, 05/22/2024	12/20/2025	1.000%	0.425%		6,750,000	Quarterly	190,670	263,285	(72,615)
Anglo American Capital Plc 4.125%, 04/15/2021	12/20/2025	5.000%	0.885%	EUR	4,900,000	Quarterly	1,213,588	1,191,721	21,867
Apache Corp. 4.875%, 11/15/2027	12/20/2025	1.000%	2.794%		$600,000	Quarterly	(48,004)	(50,520)	2,516
Apache Corp. 3.250%, 04/15/2022	12/20/2025	1.000%	2.794%		6,500,000	Quarterly	(520,037)	(666,250)	146,213
ArcelorMittal S.A. 1.000%, 05/19/2023	12/20/2025	5.000%	1.382%	EUR	5,150,000	Quarterly	1,098,499	820,218	278,281
Assicurazioni Generali SpA 5.125%, 09/16/2024	12/20/2025	1.000%	0.582%		5,800,000	Quarterly	147,837	110,737	37,100
AT&T, Inc. 3.800%, 02/15/2027	12/20/2025	1.000%	0.749%		$7,000,000	Quarterly	85,262	44,638	40,624
Aviva Plc 0.625%, 10/27/2023	12/20/2025	1.000%	0.512%	EUR	2,700,000	Quarterly	80,468	42,631	37,837
Avnet, Inc. 4.875%, 12/01/2022	12/20/2025	1.000%	0.707%		$1,600,000	Quarterly	22,780	11,240	11,540
BAT International Finance Plc 2.375%, 01/19/2023	12/20/2025	1.000%	0.677%	EUR	5,800,000	Quarterly	113,872	108,612	5,260
Bayer AG 0.375%, 07/06/2024	12/20/2025	1.000%	0.718%		100,000	Quarterly	1,708	1,953	(245)
Beazer Homes USA, Inc. 6.750%, 03/15/2025	12/20/2025	5.000%	2.720%		$5,750,000	Quarterly	586,355	583,880	2,475
Block Financial LLC 5.500%, 11/01/2022	12/20/2025	5.000%	0.944%		2,850,000	Quarterly	555,882	578,950	(23,068)

The accompanying notes are an integral part of these financial statements.

76	Litman Gregory Funds Trust

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SWAPS at December 31, 2020 (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)
Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2020	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Sell Protection (Continued)
BMW Finance N.V. 0.125%, 01/12/2021	12/20/2025	1.000%	0.491%	EUR	5,800,000	Quarterly	$180,555	$189,972	$(9,417)
Boeing Co. (The) 8.750%, 08/15/2021	12/20/2025	1.000%	1.593%		$6,950,000	Quarterly	(193,129)	(470,598)	277,469
Campbell Soup Co. 4.150%, 03/15/2028	12/20/2025	1.000%	0.417%		4,900,000	Quarterly	140,427	138,467	1,960
Carrefour S.A. 1.250%, 06/03/2025	12/20/2025	1.000%	0.603%	EUR	5,800,000	Quarterly	140,360	166,316	(25,956)
CCO Holdings LLC / CCO Holdings Capital Corp. 5.000%, 02/01/2028	12/20/2025	5.000%	1.003%		$2,050,000	Quarterly	393,107	380,241	12,866
CDX North America HIgh Yield Index Series 35 5.000%, 12/20/2025	12/20/2025	5.000%	2.935%		50,590,000	Quarterly	4,711,194	2,099,485	2,611,709
Cie de Saint-Gobain 0.875%, 09/21/2023	12/20/2025	1.000%	0.429%	EUR	1,600,000	Quarterly	56,060	57,207	(1,147)
Cie Generale des Etablissements Michelin SCA 1.125%, 05/28/2022	12/20/2025	1.000%	0.387%		4,200,000	Quarterly	158,136	182,757	(24,621)
CIT Group, Inc. 5.000%, 08/15/2022	12/20/2025	5.000%	0.592%		$1,250,000	Quarterly	268,869	261,013	7,856
Clariant AG 1.125%, 04/15/2026	12/20/2025	1.000%	0.718%	EUR	5,800,000	Quarterly	99,252	122,412	(23,160)
CNH Industrial Finance Europe S.A. 2.875%, 05/17/2023	12/20/2025	5.000%	0.837%		1,000,000	Quarterly	251,049	248,833	2,216
Conagra Brands, Inc. 7.000%, 10/01/2028	12/20/2025	1.000%	0.421%		$5,900,000	Quarterly	167,722	176,135	(8,413)
Continental AG 0.375%, 06/27/2025	12/20/2025	1.000%	0.660%	EUR	2,250,000	Quarterly	46,476	14,059	32,417
CSC Holdings LLC 10.875%, 10/15/2025	12/20/2025	5.000%	1.851%		$1,250,000	Quarterly	182,337	207,601	(25,264)
CSC Holdings LLC 5.375%, 02/01/2028	12/20/2025	5.000%	1.851%		1,750,000	Quarterly	255,272	264,038	(8,766)
Daimler AG 1.400%, 01/12/2024	12/20/2025	1.000%	0.589%	EUR	5,900,000	Quarterly	147,638	136,432	11,206
Dell, Inc. 7.100%, 04/15/2028	12/20/2025	1.000%	1.367%		$7,400,000	Quarterly	(128,240)	(404,640)	276,400
Deutsche Bank AG 0.020%, 12/07/2020	12/20/2025	1.000%	1.027%	EUR	6,100,000	Quarterly	(9,729)	(152,658)	142,929
DISH DBS Corp. 6.750%, 06/01/2021	12/20/2025	5.000%	4.265%		$1,250,000	Quarterly	38,663	73,590	(34,927)
Domtar Corp. 4.400%, 04/01/2022	12/20/2025	1.000%	0.850%		1,700,000	Quarterly	12,319	10,737	1,582
Dow Chemical Co. (The) 7.375%, 11/01/2029	12/20/2025	1.000%	0.675%		2,150,000	Quarterly	34,014	23,165	10,849
DR Horton, Inc. 4.750%, 02/15/2023	12/20/2025	1.000%	0.411%		6,250,000	Quarterly	181,052	224,229	(43,177)
Electricite de France S.A. 5.625%, 02/21/2033	12/20/2025	1.000%	0.401%	EUR	1,200,000	Quarterly	44,163	41,237	2,926

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	77

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SWAPS at December 31, 2020 (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)
Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2020	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Sell Protection (Continued)
Enel SpA 5.250%, 05/20/2024	12/20/2025	1.000%	0.587%	EUR	5,800,000	Quarterly	$145,938	$137,076	$8,862
Eni SpA 2.625%, 11/22/2021	12/20/2025	1.000%	0.706%		200,000	Quarterly	3,570	3,117	453
Expedia Group, Inc. 4.500%, 08/15/2024	12/20/2025	1.000%	1.178%		$7,400,000	Quarterly	(62,824)	(348,601)	285,777
Experian Finance Plc 3.500%, 10/15/2021	12/20/2025	1.000%	0.278%	EUR	5,300,000	Quarterly	236,237	268,622	(32,385)
Fiat Chrysler Automobiles N.V. 5.250%, 04/15/2023	12/20/2025	5.000%	1.313%		5,150,000	Quarterly	1,122,822	972,738	150,084
Ford Motor Co. 4.346%, 12/08/2026	12/20/2025	5.000%	2.471%		$6,200,000	Quarterly	708,501	602,444	106,057
Freeport-McMoRan, Inc. 3.550%, 03/01/2022	12/20/2025	1.000%	1.068%		7,150,000	Quarterly	(23,216)	(102,543)	79,327
General Electric Co. 2.700%, 10/09/2022	12/20/2025	1.000%	0.944%		7,000,000	Quarterly	18,684	(96,804)	115,488
General Motors Co. 4.875%, 10/02/2023	12/20/2025	5.000%	0.970%		5,800,000	Quarterly	1,122,846	1,087,383	35,463
Glencore Finance Europe Ltd. 1.875%, 09/13/2023	12/20/2025	5.000%	1.255%	EUR	4,300,000	Quarterly	954,487	822,967	131,520
Goldman Sachs Group, Inc. (The) 2.908%, 06/05/2023	12/20/2025	1.000%	0.557%		$6,850,000	Quarterly	148,192	127,354	20,838
Goodyear Tire & Rubber Co. (The) 5.000%, 05/31/2026	12/20/2025	5.000%	3.055%		800,000	Quarterly	68,647	64,151	4,496
Halliburton Co. 8.750%, 02/15/2021	12/20/2025	1.000%	0.890%		2,850,000	Quarterly	15,142	(3,616)	18,758
Halliburton Co. 2.920%, 03/01/2030	12/20/2025	1.000%	0.890%		5,000,000	Quarterly	26,566	(56,859)	83,425
Hess Corp. 3.500%, 07/15/2024	12/20/2025	1.000%	1.444%		6,000,000	Quarterly	(125,603)	(203,420)	77,817
Host Hotels & Resorts L.P. 3.875%, 04/01/2024	12/20/2025	1.000%	1.361%		3,800,000	Quarterly	(64,872)	(144,642)	79,770
Howmet Aerospace, Inc. 5.125%, 10/01/2024	12/20/2025	1.000%	1.745%		5,000,000	Quarterly	(173,317)	(276,995)	103,678
Iberdrola International B.V. 2.875%, 11/11/2020	12/20/2025	1.000%	0.432%	EUR	1,500,000	Quarterly	52,261	59,815	(7,554)
Kohl’s Corp. 4.250%, 07/17/2025	12/20/2025	1.000%	1.537%		$4,250,000	Quarterly	(107,156)	(352,728)	245,572
Koninklijke KPN N.V. 5.625%, 09/30/2024	12/20/2025	1.000%	0.958%	EUR	5,900,000	Quarterly	14,738	142,221	(127,483)
Kraft Heinz Foods Co. 6.375%, 07/15/2028	12/20/2025	1.000%	0.921%		$5,900,000	Quarterly	22,475	17,969	4,506
L Brands, Inc. 5.625%, 10/15/2023	12/20/2025	1.000%	2.267%		7,750,000	Quarterly	(447,152)	(895,375)	448,223
LafargeHolcim Ltd. 3.000%, 11/22/2022	12/20/2025	1.000%	0.619%	EUR	5,850,000	Quarterly	135,544	121,625	13,919
LANXESS AG 0.250%, 10/07/2021	12/20/2025	1.000%	0.531%		1,850,000	Quarterly	52,959	37,050	15,909

The accompanying notes are an integral part of these financial statements.

78	Litman Gregory Funds Trust

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SWAPS at December 31, 2020 (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)
Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2020	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Sell Protection (Continued)
Lennar Corp. 4.750%, 04/01/2021	12/20/2025	5.000%	0.764%		$5,850,000	Quarterly	$1,200,375	$1,201,222	$(847)
Marks & Spencer Plc 4.250%, 12/08/2023	12/20/2025	1.000%	2.689%	EUR	9,550,000	Quarterly	(901,443)	(829,481)	(71,962)
Marriott International, Inc. 2.300%, 01/15/2022	12/20/2025	1.000%	0.868%		$6,900,000	Quarterly	44,094	(105,056)	149,150
MBIA, Inc. 6.625%, 10/01/2028	12/20/2025	5.000%	5.207%		6,900,000	Quarterly	(57,858)	188,249	(246,107)
McDonald’s Corp. 3.500%, 07/01/2027	12/20/2025	1.000%	0.257%		4,350,000	Quarterly	160,001	176,581	(16,580)
Meritor, Inc. 6.250%, 02/15/2024	12/20/2025	5.000%	1.708%		4,950,000	Quarterly	759,408	712,786	46,622
Motorola Solutions, Inc. 7.500%, 05/15/2025	12/20/2025	1.000%	0.398%		5,100,000	Quarterly	150,909	169,976	(19,067)
Newell Brands, Inc. 4.350%, 04/01/2023	12/20/2025	1.000%	1.131%		4,700,000	Quarterly	(29,382)	(71,861)	42,479
Next Group Plc 5.375%, 10/26/2021	12/20/2025	1.000%	1.156%	EUR	6,000,000	Quarterly	(55,755)	(133,571)	77,816
Occidental Petroleum Corp. 5.550%, 03/15/2026	12/20/2025	1.000%	4.476%		$1,400,000	Quarterly	(203,011)	(189,000)	(14,011)
Olin Corp. 5.500%, 08/15/2022	12/20/2025	1.000%	1.768%		8,900,000	Quarterly	(317,926)	(529,336)	211,410
OneMain Finance Corp. 7.750%, 10/01/2021	12/20/2025	5.000%	1.860%		450,000	Quarterly	65,444	45,469	19,975
Ovintiv, Inc. 3.900%, 11/15/2021	12/20/2025	1.000%	2.811%		4,950,000	Quarterly	(399,536)	(544,500)	144,964
Peugeot S.A. 2.375%, 04/14/2023	12/20/2025	5.000%	1.186%	EUR	5,050,000	Quarterly	1,144,727	1,040,834	103,893
Publicis Groupe S.A. 1.125%, 12/16/2021	12/20/2025	1.000%	0.627%		3,200,000	Quarterly	72,611	35,630	36,981
Realogy Group LLC / Realogy Co-Issuer Corp. 4.875%, 06/01/2023	12/20/2025	5.000%	3.712%		$2,150,000	Quarterly	119,035	57,609	61,426
Renault S.A. 1.000%, 11/28/2025	12/20/2025	1.000%	1.750%	EUR	12,400,000	Quarterly	(540,114)	(777,137)	237,023
Repsol International Finance B.V. 2.250%, 12/10/2026	12/20/2025	1.000%	0.772%		400,000	Quarterly	5,518	1,790	3,728
Rite Aid Corp. 7.700%, 02/15/2027	12/20/2025	5.000%	5.908%		$450,000	Quarterly	(16,127)	(40,500)	24,373
Rolls-Royce Plc 2.125%, 06/18/2021	12/20/2025	1.000%	3.059%	EUR	600,000	Quarterly	(68,005)	(85,772)	17,767
RR Donnelley & Sons Co. 8.250%, 07/01/2027	12/20/2025	5.000%	5.847%		$850,000	Quarterly	(28,485)	(97,750)	69,265
Ryder System, Inc. 3.875%, 12/01/2023	12/20/2025	1.000%	0.502%		3,050,000	Quarterly	74,386	30,708	43,678
Sherwin-Williams Co. (The) 7.375%, 02/01/2027	12/20/2025	1.000%	0.468%		6,800,000	Quarterly	177,301	223,158	(45,857)
Southwest Airlines Co. 2.650%, 11/05/2020	12/20/2025	1.000%	0.942%		4,600,000	Quarterly	12,752	(121,423)	134,175

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	79

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SWAPS at December 31, 2020 (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)
Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2020	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Sell Protection (Continued)
Stora Enso Oyj 2.125%, 06/16/2023	12/20/2025	5.000%	0.616%	EUR	4,800,000	Quarterly	$1,280,715	$1,301,879	$(21,164)
Teck Resources Ltd. 6.125%, 10/01/2035	12/20/2025	5.000%	1.112%		$8,800,000	Quarterly	1,634,056	1,646,767	(12,711)
Telecom Italia SpA 3.625%, 01/19/2024	12/20/2025	1.000%	1.842%	EUR	6,650,000	Quarterly	(323,922)	(272,594)	(51,328)
Telefonaktiebolaget LM Ericsson 4.125%, 05/15/2022	12/20/2025	1.000%	0.734%		5,900,000	Quarterly	94,950	134,978	(40,028)
Telefonica Emisiones S.A. 1.528%, 01/17/2025	12/20/2025	1.000%	0.867%		150,000	Quarterly	1,200	1,969	(769)
Tesco Plc 6.125%, 02/24/2022	12/20/2025	1.000%	0.718%		5,800,000	Quarterly	99,261	115,305	(16,044)
thyssenkrupp AG 2.500%, 02/25/2025	12/20/2025	1.000%	2.137%		100,000	Quarterly	(6,498)	(12,419)	5,921
Toll Brothers Finance Corp. 4.375%, 04/15/2023	12/20/2025	1.000%	1.219%		$4,500,000	Quarterly	(46,852)	(17,093)	(29,759)
UBS Group AG 3.491%, 05/23/2023	12/20/2025	1.000%	0.431%	EUR	4,400,000	Quarterly	153,561	148,079	5,482
United Rentals North America, Inc. 4.875%, 01/15/2028	12/20/2025	5.000%	1.122%		$1,400,000	Quarterly	259,190	285,825	(26,635)
United States Steel Corp. 6.650%, 06/01/2037	12/20/2025	5.000%	5.557%		3,150,000	Quarterly	(70,151)	(740,250)	670,099
Valeo S.A. 3.250%, 01/22/2024	12/20/2025	1.000%	1.365%	EUR	6,150,000	Quarterly	(132,501)	(191,814)	59,313
Verizon Communications, Inc. 4.125%, 03/16/2027	12/20/2025	1.000%	0.474%		$6,900,000	Quarterly	177,911	164,321	13,590
Vivendi S.A. 0.750%, 05/26/2021	12/20/2025	1.000%	0.407%	EUR	4,150,000	Quarterly	151,068	142,729	8,339
Vodafone Group Plc 1.750%, 08/25/2023	12/20/2025	1.000%	0.565%		100,000	Quarterly	2,655	2,856	(201)
Volkswagen International Finance N.V. 0.500%, 03/30/2021	12/20/2025	1.000%	0.800%		5,900,000	Quarterly	71,296	27,154	44,142
Volvo Treasury AB 0.003%, 02/08/2021	12/20/2025	1.000%	0.420%		1,950,000	Quarterly	69,371	68,780	591
Whirlpool Corp. 4.850%, 06/15/2021	12/20/2025	1.000%	0.730%		$6,800,000	Quarterly	89,060	153,474	(64,414)
Williams Cos., Inc. (The) 4.550%, 06/24/2024	12/20/2025	1.000%	0.751%		2,800,000	Quarterly	33,754	32,746	1,008
WPP Finance S.A. 2.250%, 09/22/2026	12/20/2025	1.000%	0.659%	EUR	700,000	Quarterly	14,497	5,038	9,459
Xerox Corp. 3.800%, 05/15/2024	12/20/2025	1.000%	1.750%		$2,650,000	Quarterly	(92,490)	(116,218)	23,728
Yum! Brands, Inc. 3.875%, 11/01/2020	12/20/2025	1.000%	0.850%		3,000,000	Quarterly	21,648	15,277	6,371

Total Sell Protection							$19,553,985	$12,243,525	$7,310,460

Total							$7,475,807	$11,701,113	$(4,225,306)

The accompanying notes are an integral part of these financial statements.

80	Litman Gregory Funds Trust

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SWAPS at December 31, 2020 (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)

(1)

For centrally cleared swaps, when a credit event occurs as defined under the terms of the swap contract, the Fund as a seller of credit protection will either (i) pay a net amount equal to the par value of the defaulted reference entity and deliver the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

(2)

For centrally cleared swaps, implied credit spread, represented in absolute terms, utilized in determining the fair value of the credit default swap contracts as of period will serve as an indicator of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/ selling protection and may include upfront payments required to be made to enter into the contract. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap contract.

(3)

For centrally cleared swaps, the notional amount represents the maximum potential the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap contract, for each security included in the CDX North America High Yield Index Series 35.

(4)	Notional amounts are denominated in foreign currency where indicated.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS
Description	Maturity Date	Counterparty	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2020	Notional Amount(1)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Buy Protection
Mexico Government International Bond 4.150%, 03/28/2027	12/20/2025	Barclays Bank Plc	(1.000%)	0.812%		$(5,710,000)	Quarterly	$(52,856)	$89,916	$(142,772)
Hapag-Lloyd AG 5.125%, 07/15/2024	12/20/2025	JPMorgan Chase Bank N.A.	(5.000%)	2.200%	EUR	(2,650,000)	Quarterly	(423,018)	(202,723)	(220,295)

Total Buy Protection								$(475,874)	$(112,807)	$(363,067)

Sell Protection
ADLER Real Estate AG 1.500%, 12/06/2021	12/20/2025	JPMorgan Chase Bank N.A.	5.000%	2.317%	EUR	3,300,000	Quarterly	$502,263	$496,423	$5,840
Altice Finco S.A. 4.750%, 01/15/2028	12/20/2025	JPMorgan Chase Bank N.A.	5.000%	3.779%		2,800,000	Quarterly	182,882	127,301	55,581
Crown European Holdings S.A. 3.375%, 05/15/2025	12/20/2025	JPMorgan Chase Bank N.A.	5.000%	0.967%		2,550,000	Quarterly	616,901	544,677	72,224
EDP Finance B.V. 1.875%, 09/29/2023	12/20/2025	JPMorgan Chase Bank N.A.	1.000%	0.459%		5,850,000	Quarterly	193,915	169,464	24,451
Intrum AB 3.125%, 07/15/2024	12/20/2025	JPMorgan Chase Bank N.A.	5.000%	3.616%		1,950,000	Quarterly	145,241	72,570	72,671
Netflix, Inc. 4.875%, 06/15/2030	12/20/2025	JPMorgan Chase Bank N.A.	5.000%	1.048%		$2,100,000	Quarterly	397,326	412,127	(14,801)
Premier Foods Finance Plc 5.046%, 07/15/2022	12/20/2025	JPMorgan Chase Bank N.A.	5.000%	1.788%	EUR	2,500,000	Quarterly	465,568	535,494	(69,926)

Total Sell Protection								$2,504,096	$2,358,056	$146,040

Total								$2,028,222	$2,245,249	$(217,027)

(1)	Notional amounts are denominated in foreign currency where indicated.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	81

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SWAPS at December 31, 2020 (Continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS
Referenced Obligation	Maturity Date	Counterparty	Fund Pays/ Receives Floating Rate	Floating Rate Index and Spread	Notional Amount(1)		Periodic Payment Frequency	Fair Value	Upfront Premiums Received	Unrealized Appreciation / (Depreciation)
KAZ Minerals Plc GBP	10/29/2021	Goldman Sachs & Co.	Pays	1 Month GBP LIBOR + 0.700%	GBP	(892,756)	Monthly	$—	$—	$—
iBoxx USD Liquid High Yield USD	3/22/2021	JPMorgan Chase Bank N.A.	Receives	3 Month USD LIBOR + 0.000%		$140,000,001	Quarterly	(1,574,520)	—	(1,574,520)
Analog Devices, Inc. USD	8/31/2021	Morgan Stanley & Co.	Receives	FEDL01 - 0.400%		6,315,753	Monthly	—	—	—
Aon Plc USD	3/31/2021	Morgan Stanley & Co.	Receives	FEDL01 - 0.400%		12,413,169	Monthly	—	—	—
First Citizens BancShares, Inc. USD	11/30/2021	Morgan Stanley & Co.	Receives	FEDL01 - 0.400%		2,953,471	Monthly	—	—	—
G4S Plc GBP	11/30/2021	Morgan Stanley & Co.	Pays	1 Month SONIA - 0.900%	GBP	(863,694)	Monthly	—	(18)	18
iShares Russell 2000 Value ETF USD	8/31/2021	Morgan Stanley & Co.	Receives	FEDL01 - 0.400%		$ 82,476	Monthly	—	—	—
VanEck Vectors Oil Services ETF USD	11/30/2021	Morgan Stanley & Co.	Receives	FEDL01 - 0.400%		579,040	Monthly	—	—	—

Total								$(1,574,520)	$(18)	$(1,574,502)

(1)	Notional amounts are denominated in foreign currency where indicated.

SCHEDULE OF INVESTMENTS IN WRITTEN OPTIONS at December 31, 2020

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Fair Value	Premiums Received	Unrealized Appreciation/ (Depreciation)
COMMON STOCKS
Call
Abbott Laboratories	Morgan Stanley & Co.	$115.00	2/19/2021	(3)	$(32,847)	$(570)	$(548)	$(22)
Accenture Plc	Morgan Stanley & Co.	280.00	2/19/2021	(1)	(26,121)	(195)	(347)	152
Activision Blizzard, Inc.	Morgan Stanley & Co.	95.00	2/19/2021	(7)	(64,995)	(2,632)	(1,731)	(901)
Anthem, Inc.	Morgan Stanley & Co.	340.00	2/19/2021	(2)	(64,218)	(1,446)	(853)	(593)
Applied Materials, Inc.	Morgan Stanley & Co.	97.50	2/19/2021	(10)	(86,300)	(1,200)	(1,507)	307
Bank of America Corp.	Morgan Stanley & Co.	32.00	2/19/2021	(5)	(15,155)	(380)	(389)	9
Blackrock, Inc.	Morgan Stanley & Co.	750.00	2/19/2021	(1)	(72,154)	(1,417)	(1,300)	(117)
Canoo, Inc.	Morgan Stanley & Co.	17.50	2/19/2021	(25)	(34,500)	(4,125)	(10,214)	6,089
Chevron Corp.	Morgan Stanley & Co.	95.00	2/19/2021	(8)	(67,560)	(968)	(1,606)	638
Cisco Systems, Inc.	Morgan Stanley & Co.	49.00	2/19/2021	(15)	(67,125)	(480)	(671)	191
Comcast Corp.	Morgan Stanley & Co.	55.00	2/19/2021	(14)	(73,360)	(1,428)	(1,073)	(355)
Deere & Co.	Morgan Stanley & Co.	290.00	2/19/2021	(2)	(53,810)	(772)	(1,073)	301
DR Horton, Inc.	Morgan Stanley & Co.	82.50	2/19/2021	(10)	(68,920)	(580)	(1,632)	1,052
Eli Lilly And Co.	Morgan Stanley & Co.	185.00	2/19/2021	(4)	(67,536)	(880)	(1,155)	275
Fidelity National Information	Morgan Stanley & Co.	155.00	2/19/2021	(4)	(56,584)	(592)	(596)	4
Fifth Third Bancorp	Morgan Stanley & Co.	30.00	2/19/2021	(7)	(19,299)	(420)	(411)	(9)
HCA Healthcare, Inc.	Morgan Stanley & Co.	180.00	2/19/2021	(4)	(65,784)	(1,130)	(1,347)	217
HP, Inc.	Morgan Stanley & Co.	25.00	2/19/2021	(13)	(31,967)	(1,209)	(1,075)	(134)
Interpublic Group Of Cos., Inc.	Morgan Stanley & Co.	26.00	2/19/2021	(12)	(28,224)	(540)	(525)	(15)

The accompanying notes are an integral part of these financial statements.

82	Litman Gregory Funds Trust

PartnerSelect Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN WRITTEN OPTIONS at December 31, 2020 (Continued)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Fair Value	Premiums Received	Unrealized Appreciation/ (Depreciation)
Intuit, Inc.	Morgan Stanley & Co.	$400.00	2/19/2021	(1)	$(37,985)	$(680)	$(768)	$88
Iron Mountain, Inc.	Morgan Stanley & Co.	32.50	2/19/2021	(25)	(73,700)	(500)	(569)	69
Johnson & Johnson	Morgan Stanley & Co.	165.00	2/19/2021	(3)	(47,214)	(945)	(803)	(142)
KLA Corp.	Morgan Stanley & Co.	290.00	2/19/2021	(2)	(51,782)	(820)	(1,053)	233
L Brands, Inc.	Morgan Stanley & Co.	45.00	2/19/2021	(5)	(18,595)	(355)	(689)	334
Lam Research Corp.	Morgan Stanley & Co.	550.00	2/19/2021	(1)	(47,227)	(525)	(997)	472
Lockheed Martin Corp.	Morgan Stanley & Co.	375.00	2/19/2021	(1)	(35,498)	(518)	(607)	89
Masco Corp.	Morgan Stanley & Co.	60.00	2/19/2021	(13)	(71,409)	(767)	(1,335)	568
Mastercard, Inc.	Morgan Stanley & Co.	370.00	2/19/2021	(1)	(35,694)	(927)	(472)	(455)
Merck & Co., Inc.	Morgan Stanley & Co.	85.00	2/19/2021	(5)	(40,900)	(755)	(469)	(286)
Metlife, Inc.	Morgan Stanley & Co.	50.00	2/19/2021	(11)	(51,645)	(1,122)	(823)	(299)
Microsoft Corp.	Morgan Stanley & Co.	240.00	2/19/2021	(2)	(44,484)	(610)	(933)	323
Morgan Stanley	Morgan Stanley & Co.	72.50	2/19/2021	(6)	(41,118)	(1,092)	(1,162)	70
Newmont Corp.	Morgan Stanley & Co.	70.00	2/19/2021	(12)	(71,868)	(648)	(1,137)	489
Nexstar Media Group, Inc.	Morgan Stanley & Co.	115.00	2/19/2021	(6)	(65,514)	(2,220)	(766)	(1,454)
Nike, Inc.	Morgan Stanley & Co.	155.00	2/19/2021	(4)	(56,588)	(436)	(1,125)	689
Nortonlifelock, Inc.	Morgan Stanley & Co.	24.00	2/19/2021	(26)	(54,028)	(780)	(1,189)	409
NVIDIA Corp.	Morgan Stanley & Co.	620.00	2/19/2021	(1)	(52,220)	(520)	(962)	442
Oracle Corp.	Morgan Stanley & Co.	70.00	2/19/2021	(8)	(51,752)	(352)	(686)	334
Philip Morris International, Inc.	Morgan Stanley & Co.	90.00	2/19/2021	(6)	(49,674)	(420)	(556)	136
Qualcomm, Inc.	Morgan Stanley & Co.	175.00	2/19/2021	(3)	(45,702)	(630)	(536)	(94)
Romeo Power, Inc.	Morgan Stanley & Co.	30.00	2/19/2021	(45)	(101,205)	(16,065)	(37,206)	21,141
Target Corp.	Morgan Stanley & Co.	185.00	2/19/2021	(3)	(52,959)	(1,080)	(884)	(196)
Teradyne, Inc.	Morgan Stanley & Co.	140.00	2/19/2021	(3)	(35,967)	(555)	(586)	31
Texas Instruments, Inc.	Morgan Stanley & Co.	180.00	2/19/2021	(3)	(49,239)	(540)	(512)	(28)
Thermo Fisher Scientific, Inc.	Morgan Stanley & Co.	490.00	2/19/2021	(1)	(46,578)	(945)	(1,207)	262
Union Pacific Corp.	Morgan Stanley & Co.	220.00	2/19/2021	(3)	(62,466)	(1,203)	(971)	(232)
United Parcel Service, Inc.	Morgan Stanley & Co.	195.00	2/19/2021	(3)	(50,520)	(360)	(890)	530
Unitedhealth Group, Inc.	Morgan Stanley & Co.	360.00	2/19/2021	(2)	(70,136)	(2,200)	(1,173)	(1,027)
Walmart, Inc.	Morgan Stanley & Co.	160.00	2/19/2021	(3)	(43,245)	(339)	(575)	236

Total Written Options						$(59,873)	$(89,694)	$29,821

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	83

PartnerSelect High Income Alternatives Fund

The PartnerSelect High Income Alternatives Fund (Institutional Share Class) gained 5.62% in 2020. During the same 12-month period, the Bloomberg Barclays U.S. Aggregate Bond Index (the Agg) rose 7.51%, high-yield bonds (BofA Merrill Lynch US High-Yield Cash Pay Index) gained 6.20%, and the HFRX Fixed Income Credit Index rose 11.31%. Since the fund’s inception (9/28/18), its annualized return is 4.71% compared to 7.92%, 6.73%, and 6.24% for the Agg, high-yield, and HFRX Fixed Income benchmarks, respectively.

QUARTER END PERFORMANCE – 12/31/2020
	Three- Month	One Year	Since Inception (9/28/2018)
PartnerSelect High Income Alternatives Fund INSTITUTIONAL	6.49%	5.62%	4.71%
PartnerSelect High Income Alternatives Fund INVESTOR	6.53%	5.38%	4.51%
Barclays Aggregate Bond Index	0.67%	7.51%	7.92%
ICE BofAML U.S. High Yield TR USD Index	6.48%	6.17%	6.73%
HFRX Fixed Income – Credit Index	5.38%	11.31%	6.24%
SEC 30-Day Yield[1] as of 12/31/2020 Institutional: 2.91% Investor: 2.65%
Unsubsidized SEC 30-Day Yield[2] as of 12/31/2020 Institutional: 1.68% Investor: 1.44%

1. The 30-day SEC Yield is computed under an SEC standardized formula based on net income earned over the past 30 days. It is a “subsidized” yield, which means it includes contractual expense reimbursements, and it would be lower without those reimbursements.

2. The unsubsidized 30-day SEC Yield is computed under an SEC standardized formula based on net income earned over the past 30 days. It excludes contractual expense reimbursements, resulting in a lower yield.

Distribution Yield: Trailing 12-Month as of 12/31/2020 Institutional: 3.75% Investor: 3.55%
The trailing twelve month (TTM) distribution yield is the sum of a fund’s total trailing 12-month interest and dividend payments divided by the last month’s ending share price (NAV) plus any capital gains distributed over the same period. 12-Month Yield gives you a good idea of the yield (interest and dividend payments) the fund is currently paying.

EXPENSE RATIOS	MAHIX	MAHNX
Gross Expense Ratio	1.89%	2.17%
Net Expense Ratio	1.48%	1.73%
The Net Expense Ratio reflects a contractual fee waiver and/or expense reimbursement, which is in place through 4/30/2021. See the Fund’s prospectus for more information.
Adjusted Expense Ratio	0.98%	1.23%
The Adjusted Expense Ratio is the same as the Net Expense Ratio exclusive of certain investment expenses, such as interest expense from borrowings and repurchase agreements, dividend expense from investments on short sales, and acquired fund fees and expenses

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain standardized performance of the funds, and performance as of the most recently completed calendar month, please visit www.partnerselectfunds.com. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. All performance discussions in this report refer to the performance of the Institutional share class.

Annual Review

Calendar-year 2020 was eventful and turbulent. After entering the year with arguably rich credit valuations, COVID-19 fears resulted in a sharp and indiscriminate selloff across most asset classes, even short-term high-quality assets. But prompt, aggressive, and unprecedented actions by the Federal Reserve and Congress resulted in asset prices rebounding almost as fast as they declined.

Prior to COVID-19, the fund’s managers had a relatively conservative posture. But the portfolio’s safer, higher-quality assets proved no match for the indiscriminate selloff. In this risk-off environment, the fund suffered along with other risk assets, losing 13.91% in the first quarter. Comparatively, high-yield bonds fell 13.06%, while the Agg gained 3.15%.

Looking more closely at performance during the selloff, the fund’s two flexible bond managers performed relatively well compared to high-yield bonds, which was consistent with our expectations in a downturn. Brown Brothers Harriman and Guggenheim were down 9.26% and 7.60%, respectively, in the first quarter, beating the high-yield index, which declined 13.06%. Neuberger Berman’s strategy was down nearly 12%, a respectable result given the unprecedented volatility spike experienced in March amid COVID-19. Its benchmarks were down just over 20%. The Ares sleeve, which invests primarily in business development companies (BDCs), mortgage real estate investment trusts (mREITs), and master limited partnerships (MLPs)/midstream energy was down sharply (down 38.57%) in the three-month period as the market worried about credit quality and leverage in mREITs and BDCs, as well as the collapse in energy prices. Despite the steep loss, we think Ares managed the portfolio well through the period, given that their blended benchmark was down almost 49%. They entered the year defensively positioned with double-digit cash and conservative allocations relative to their strategic positioning.

84	Litman Gregory Funds Trust

We were pleased to see the flexibility we encourage our managers to use pay off this year. Amid the decline, the managers took advantage of lower prices and opportunistically increased exposure to risk. Brown Brothers and Guggenheim meaningfully increased their exposure to credit, specifically high-yield bonds and loans. Neuberger Berman began to benefit from higher-than-average option premia in the aftermath of the stock market plunge. Ares also added risk back to their sleeve, primarily upping their exposure to high-quality BDCs with low leverage and excess liquidity. This contributed to the strong performance the last three quarters (up 22.52%).

During the fund’s brief life, it has lived through two sharp declines and two sharp rebounds. It was launched into a mini-meltdown in the fourth quarter of 2018 that saw high-yield down almost 5%. This was followed by a “risk-on” year of mid-teens gains for high-yield, leading into the meltdown in the first quarter of 2020 that saw high-yield lose essentially all of 2019’s gains (and significantly more than that) before a sharp rally that persisted for the remainder of 2020.

Throughout all of this, the Agg has rallied almost continuously (aside from a stretch of less than two weeks in March 2020 that saw it experience its own shocking drawdown of nearly 10 percentage points—truly a sign of how incredibly dysfunctional markets were during that period). The Agg’s high-teens gain during that time is a surprise to us given what seemed like an unattractive combination of high duration (about 6.0 years) and relatively low yield (3.5%) when the fund launched. Little did we (or anyone) know that owning as much duration as possible would be the winning formula for total return in fixed-income over the next six to eight quarters. All the features we thought would generate attractive returns relative to core investment-grade bonds—namely, partnering with managers who excel at credit selection, targeting less efficient and niche market segments, and diversifying beyond bonds for income—would prove ineffective in that pursuit. We are hard pressed to believe the current characteristics for core bonds—a 1.2% yield and duration of 6.2 years—will produce a similarly compelling relative performance story over the next 18–24 months. We could of course be wrong, but the odds seem heavily stacked in the fund’s favor at this point.

The fund enters 2021 with what we believe to be still-attractive return potential relative to both high-yield bonds, which yield below 4%, and the Agg. Our flexible credit managers both carry yields approaching 5%, with effective durations of under 3.5 years. This compares very favorably to a low 3% yield for high-yield bonds. Neuberger Berman’s put-write strategy is also collecting significant option premia, well above historical averages, with 3% out-of-the-money one-month puts on the S&P 500 (a decent approximation of the strategy in the fund) producing an annualized yield of approximately 18% at the beginning of 2021. That level can change very rapidly of course, and the strategy is typically subject to higher volatility than the credit managers, but it still gives a good idea of the tailwind the current environment provides. (For context, the annualized yield a year ago was less than half of the current level.)

As we have communicated publicly, we have recently removed the Ares strategy from the fund following the firm’s decision to narrow their focus solely to business development companies (BDCs). We maintain tremendous respect for Ares as a firm and for the team that managed that sleeve of the fund, and we thank them for their contributions. We have no immediate plans to replace Ares, but we are actively working with BBH and Guggenheim on modestly broadening their opportunity sets (staying within their range of expertise, of course) in order to potentially increase the portfolio’s yield without materially increasing risk. (See the Strategy Allocations section below for details on the new manager allocations.)

As a reminder, the fund is intended to be a complement to traditional fixed-income allocations, seeking long-term returns that are significantly higher than core fixed-income with a low correlation to core bonds and less interest rate sensitivity, but almost certainly higher volatility. Over the long term, we believe returns will be comparable to high-yield bonds, but with lower volatility and downside risk because of the diversified sources of return and manager flexibility.

Thank you for your continued confidence in the fund. We wish everyone a healthy, happy, and prosperous new year.

Portfolio Commentary

Performance of Managers

Each of the four managers performed in line with our expectations throughout 2020. The fund’s two flexible credit managers Brown Brothers Harriman and Guggenheim were conservatively positioned heading into COVID-19, and both repositioned their portfolios, opportunistically adding to their credit exposure. Brown Brothers gained 6.10% and Guggenheim 8.85%, compared to a 6.20% for high-yield. Ares Management’s Alternative Equity Income sleeve generated a 2.85% gain for the year, benefiting from becoming more aggressively positioned during the market decline in March. Neuberger Berman’s Option Income strategy rose 6.52% for the year, well ahead of its benchmark’s modest negative return. (These returns are net of the management fees that each sub-advisor charges the fund.)

Manager Commentaries

Ares

Following the onset of COVID-19 in the first quarter of 2020 and the subsequent havoc it wreaked on global capital markets, we observed a fragmented recovery and sustained rally that continued into year-end. During the year, we gradually scaled back our exposure to the sectors that were most impacted by COVID-induced lockdowns, namely midstream and mortgage REITS. Among our target asset classes, we believed the greatest growth potential resided in high quality BDCs, where we focused our portfolio in the second half of the year.

Fund Summary	85

During the second quarter, the equity market recovery was largely driven by support from the U.S. Federal Reserve (the “Fed”) and easing coronavirus fears and a gradual reopening of the U.S. economy as the summer months drew near. We increased our exposure to BDCs with lower leverage and excess liquidity, specifically those with downside protection as well as dry powder to make new investments. While many BDCs with excess capital were cautious in their deployment in the second quarter of 2020, many of the new deals offered better covenant protections, stronger structures in the documents and about 1.5-2.0% higher coupons versus pre-COVID-19 deals, which we viewed as a tailwind for the industry broadly.

The midstream sector initially faced uncertainty with near-term volumes as exploration and production (E&P) customers weighed production shut-ins in the depressed commodity pricing environment. However, the sector benefited meaningfully from both revised outlooks that were better than feared and the cessation of forced selling among energy dedicated closed-end funds.

The mortgage REIT industry suffered significant disruption in the second quarter, and loss of capital as higher leverage funded with bank repo led to margin calls and forced selling across a number of companies. We sought to trim our portfolio’s exposure to mortgage REITs broadly and focused on higher quality commercial transition portfolios. Given the anticipated headwinds the industry, we continued to be underweight and selective in our mortgage REIT portfolio.

In the third quarter, markets continued to claw back losses from March lows as the market rally continued into September, due in large part to the Fed’s continued supportive stance and improving consumer sentiment. Going into quarter-end, volatility picked up amid the looming U.S. election and lockdowns being re-imposed as coronavirus cases ticked up globally. BDCs continued their retracement, particularly as companies reported stronger-than-expected second-quarter earnings and leveraged credit spreads tightened further.

We maintained modest exposure to the midstream sector, as we continued to find attractive relative value opportunities as the space continued to generate significant potential free cash flow following the industry’s shift from meaningful capex spending to asset optimization in a post-COVID world.

Our exposure to mortgage REITs continued to be limited as headwinds to the real estate industry persisted, with the long-term effects of the pandemic playing out, debt relief provisions expiring, and the likelihood of substantial credit issues going into year-end.

Going into the fourth quarter, markets remained buoyant, with bouts of volatility, as investors anticipated the results of a potentially contentious U.S. election. Following a muted September and October, performance during the latter part of the fourth quarter was strong as global risk assets rallied in November and December on the back of positive vaccine news, definitive U.S. election results and positive third-quarter earnings reports. BDCs continued their strong performance, posting returns of 20.37% in November 2020 and 17.39% for the quarter. Similar to the previous earnings season, the industry experienced stronger-than-expected third-quarter earnings, and portfolio credit quality continued to stabilize and improve. As the liquidity and leverage backdrop improved, we deployed the majority of our cash position and tactically rotated the portfolio into investments still trading at attractive discounts.

The portfolio’s Midstream and REIT exposure also performed well during the fourth quarter as both sectors were buoyed by vaccine developments and investors looked through to a potential return to (modified) normalcy in 2021.

For the full-year ended 2020, we are pleased to report that the portfolio returned 2.85 net of fees versus the benchmark return of -13.8%. While 2020 was undoubtedly a challenging year, we believe our ability to actively manage the portfolio, disciplined security selection and thoughtful cash management were critical to outperformance. Looking ahead, we believe the promising vaccine developments and accommodative monetary and fiscal policy generally bode well for the capital markets and economic recovery. However, we do not expect these trends to pave the way for a seamless and consistent recovery in economic activity and fundamentals. As such, we believe nimble portfolio management and rigorous security selection will continue to be paramount to navigating the volatility that lies ahead.

Brown Brothers Harriman

Fourth quarter performance for the BBH sleeve was 4.12% which brings year-to-date performance to 6.10%. The recovery from the steep March sell-off gained more traction this quarter from positive vaccine news, better-than-expected financial performance from many industry sectors, and reduced U.S. election uncertainty. A light has been ignited at the end of the tunnel and it is getting brighter. As a result, credit spreads tightened 52 basis points (bps) for BBB-rated corporate bonds in the quarter, completing a full circle that brought 2020 year-end credit spreads right back to the same 2019 year-end level of 124 bps. The recovery in credit spreads for BB rated corporate bonds involved a tightening of 117 bps for the fourth quarter, which brought 2020 year-end spreads to 265 bps and set a new record low yield of 3.2% for what we once called “high-yield bonds.” Securitized sectors such as asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS), however, are starting 2021 at wider spread levels than last year. The sleeve seeks to achieve absolute return performance from investing in credit, not anticipating interest rate moves, and the 2.2-year duration of the portfolio limited potential gains this year from the sizable drop in Treasury yields. For context, the 2020 total return of the 1-to 3-year maturity segment of the Bloomberg Barclays US Aggregate Bond Index was only 3.1% versus the 7.5% return for the whole index. In addition, the excess return over Treasuries for the 1-to 3-year segment and the index in 2020 was just 0 and 28 bps, respectively. In light of our duration positioning, we were pleased to produce such solid full-year results for clients.

86	Litman Gregory Funds Trust

In our quarterly letters this year we have reiterated our confidence that credit fundamentals would eventually recover as the world economy began to evolve past the shock of COVID-19. We made no predictions on the timing of that rebound but felt that our focus on investing in durable businesses at appropriate valuations would see the portfolio through the incredible turmoil of the first half. The recovery in the second half of this year supported our conviction, as the reported financial results of our credits outpaced generally pessimistic market expectations. Credit markets also grew increasingly comfortable with the potential U.S. election outcome and the manageability of a second wave of virus infections. As we write this letter in early January, credit spreads are tightening further as Treasury yields are moving higher on expectations of additional fiscal stimulus actions, which is already impacting the performance of long duration bonds. We continue to find attractive opportunities in off-the-run and niche sectors of the corporate credit and structured product markets while maintaining our valuation discipline in both purchases and sales. The sleeve has a yield of 4.59% and we feel optimistic about the return potential of the portfolio in 2021.

Purchases

We continued to find attractive values during the fourth quarter and were actively trading to acquire higher yielding credits from new or repeat issuers, generally with shorter durations. Credit sales in the quarter were mainly executed to swap into these more attractive opportunities. Included below are descriptions of some notable additions to the portfolio.

In the energy sector, we initiated positions in Apache and Ovintiv, which were both downgraded to high-yield credit ratings earlier this year (i.e., “fallen angels”) with the decline in oil prices. However, both companies are large scale producers with diversity of operations and low-cost structures that can withstand significant oil price volatility. These companies also maintain strong liquidity profiles with very manageable maturity schedules. The senior notes of both companies have solid BB+ ratings, five years or less to maturity, and were acquired at spreads of 525 bps and 592 bps for yields of 5.6% and 6.2%, respectively. We also bought Occidental Petroleum at attractive spreads and yields. In the related pipeline sector, we purchased bonds of Enlink Midstream, which is a diversified pipeline operator that has maintained low leverage through the pandemic due to minimum volume commitments from customers. We have followed the credit for years, and we were pleased to add BB+ rated senior bonds to the portfolio at a spread of 484 bps for a 5.4% yield.

In the insurance sector, we purchased the first-time debt issuance from Ascot Group, a Bermuda-based underwriter of property and casualty insurance. The company meets our credit criteria of having a long track record of underwriting performance from a diversified book of business with deep support from a AAA rated owner. As this was the first offering of bonds from the company, the 10-year senior notes were priced attractively for a BBB- rated credit at a spread of 385 bps for 4.3% yield. Fidelis Insurance Holdings was an existing portfolio holding that brought a new BB+ rated subordinated note to market in the quarter at a spread of at 632 bps for a yield 6.6%. We swapped our senior bonds for the subordinated bonds for a yield pick-up of over 200 bps in a company with a strong credit profile.

BDCs are a sector that has been offering significant value all year, and during the quarter we rotated into two new BDC holdings. Gladstone Capital is a public and externally managed BDC that focuses on offering loans to lower middle market companies. The company has 20 years of experience in sourcing and underwriting loans to this market segment and has experienced no credit losses through this pandemic episode. We purchased the new 5-year notes with an implied rating of BBB- at a spread of 473 bps for a 5.1% yield. Capital Southwest is a public and internally managed BDC that has been focused on middle market borrowers for the last 30 years. The company has experienced low credit losses in recent years and has also experienced no credit losses to date this year through the pandemic. The new 5-year senior notes were purchased at a conservative BBB- implied rating and a spread of 433 bps or 4.5% yield.

The new-issue market for structured products continued to rebound in the quarter and we purchased debt from well-established credit manager Pennant Park. The security is comprised of newly issued middle market loans. These loan portfolios were intentionally structured with limited exposure to COVID-19 affected industries and have reinvestment periods of four years or less. The floating-rate bonds were rated BBB- and we purchased them 650 bps over 3-month London Interbank Offering Rate (LIBOR), respectively.

GCPAF 2020-1 and ABDLF 2020-1 are securitizations of recurring revenue loans issued by private credit managers to high growth businesses that are between the venture capital and middle market business growth phases. The seasoned credit managers involved in this kind of lending are focused on the contractual, or sticky, nature of the revenues coming from software, technology, and digital infrastructure growth businesses. Golub Capital and Alliance Bernstein have strong track records in this lending space with minimal credit loss experience. There is considerable credit support for our securitized notes in the form of subordination and overcollateralization, which allows our investments to remain unimpaired even in severe hypothetical loss scenarios. The purchased notes are rated BBB, have a weighted average life expectation of 4 years on average and offered spreads of 415 bps and 470 bps for yields of 4.6% and 5.1%, respectively.

Conclusion

The volatility in financial markets this year was clearly driven by the unique nature of a pandemic spreading quickly across the globe. Not only were people focused on the financial effects of societal lockdowns, but that was exacerbated by the human health aspect that was affecting all of us. At BBH, we have experienced similar market drawdowns over our long careers, although the drivers of these episodes are always different. This period should serve as reminder to market participants that broad and steep market declines are a long-term feature of financial markets that tends to fade from memory during periods of stability. Our investment process, seeking durable credits with an appropriate margin of safety in valuations, served clients well this year. Doing the disciplined work of stressing investments at the time of

Fund Summary	87

purchase, rather than as the events are unfolding, gives our investment team the confidence to lean into the volatility to take advantage of attractive opportunities where others are hesitant. Multiple COVID-19 vaccines are beginning to be administered globally and credit markets have responded strongly to these developments. Whether a complete recovery in credit spreads and low levels of Treasury rates can be maintained is an open question that may drive volatility in 2021. We feel well positioned to take advantage of broad opportunities that this volatility may present, while still finding attractive individual and niche opportunities at current levels.

Guggenheim

The portfolio returned 8.85% in 2020. Our conservative positioning before the COVID-19-downturn allowed us to aggressively take advantage of market dislocations and significantly add credit exposure. This environment played into our long-term strategy to add to credit when sufficiently compensated for the risk. The portfolio had roughly half the drawdown of below investment-grade credit indices in the first quarter as our focus on downside mitigation limited mark-to-market losses, while also capturing upside from the rebound in risk assets.

Performance was driven primarily via spread tightening as well as the portfolio’s carry advantage. Additional fiscal stimulus, healthy consumer balance sheets and an accommodative Fed have created a constructive macro-economic backdrop for risk assets. Even as credit spreads have improved considerably off their widest levels, further value remains as the global search for yield has motivated investors to allocate to investment-grade and high-yield corporate bonds.

Strategy and Positioning

High-yield corporate bonds, which comprised roughly 30% of the portfolio at period’s end, saw robust spread tightening over the period. Since prices bottomed in March, the portfolio has opportunistically added exposure to the asset class. High-yield corporates have experienced greater credit stress as the result of the COVID-19-driven shutdowns, and similarly stand to benefit more as the economy reopens. Many companies have been able to build up considerable liquidity buffers to weather the storm. Additionally, the low interest environment has helped companies push out near term maturities further on the curve, and in many cases have simultaneously been able to lower their overall interest expenses.

Bank loans, roughly 20% of the portfolio at period’s end, similarly added to performance as spreads tightened over the period and trading activity stabilized across the loan market in the second half of 2020.

Investment-grade corporates, which comprised 12% of the portfolio at period’s end, was the top contributor to absolute and relative performance. While spreads compressed further in the fourth quarter, our fundamental and technical outlook for investment-grade corporates remains positive for the first quarter of 2021. New supply is very likely to abate from the historic levels of 2020. At the same time, the demand for credit should remain strong as the global search for yield persists and the attractiveness of currency-hedged yields on U.S. corporates for international investors is still compelling. Additional fiscal stimulus and a dovish monetary policy stance further provide support for corporates. Although the Fed’s secondary bond buy programs were not extended past the end of the year, the precedent that was set has helped give market participants comfort that the same or similar programs would be initiated again if needed in the future.

Structured credit, which totaled 40% of the portfolio’s allocation at period’s end, added to performance as spreads tightened in the second half of the year. ABS spreads have, with limited exception, largely recovered from the COVID-19 downdraft. In particular, the senior-most tranches of Aircraft ABS rallied through the fourth quarter even as global air traffic remains curtailed as a result of the pandemic, principally because of positive vaccine news flow and indications of pent-up travel demand for the second half of 2021. The yield advantage of structured products, whose spreads generally react slower, continues to make the space an attractive place to allocate capital. We expect spreads to further compress into 2021 as investors will covet the higher carry offered in the asset class.

Similarly, collateralized loan obligation (CLO) spreads rallied in the third and fourth quarters. Senior loan prices improved, and senior parts of CLO structures have once again performed well and earn additional carry as they have thus far survived another default wave unscathed. The new CLO creation pipeline is set up to continue the strong pace from the second half of 2020, which should further fuel demand for senior loans. Combined, total CLO primary market supply in 2021 will likely rival peak 2018 measures. Despite this supply pressure, CLO spreads will likely rally tighter as investors desperately search for higher yielding credit investments.

Non-agency RMBS added to performance over the period as mortgage credit performance remained resilient in recent months. While delinquencies are expected to remain elevated due to a challenging job market and continued lockdowns, their impact is largely reflected in the current trading levels and other dynamics in the mortgage sector are very supportive. Low national housing inventory and limited non-agency supply paint a constructive picture for non-agency RMBS assets. National home price gains have been robust despite the difficult economic environment. The most recent reading for the Case-Shiller National Price Index indicated year-over-year gains of 8.4%. Overall duration ended the quarter at 3.2 years. We forecast that Treasury yields will remain rangebound to modestly higher in 2021. Economic activity should continue to recover, while the Federal Reserve keeps the policy rate at 0%. Given that the central bank has indicated an intent to stay accommodative over the next couple of years at least, this should keep rates inside 10 years from rising substantially. Past cycles, such as 2001 and 2009, have shown that it takes several years for Treasury yields to bottom.

88	Litman Gregory Funds Trust

The portfolio’s carry advantage continued to drive performance over the period. As the pace of spread tightening slows, carry may remain an important and consistent driver of returns in the coming quarters.

Neuberger Berman

2020 was simply one of the most physically, socially, politically and financially destructive years in a generation, in our view. A year from which the collective us will most likely take a long time to recover. Remarkably, equity markets shrugged off the negative prospects and were buoyed by hope for prolonged monetary and fiscal stimulus well into 2021. Given equity markets supposedly look to the future when setting valuations, one must assume, at some point in time, they will be forced to ponder a future without unlimited stimulus. However, until that day arrives, we expect the equity market pendulum will remain tilted towards greed. Equity markets performance on the year is just plain surprising to us. Social unrest, political regime changes in the United States and a global pandemic that crippled all aspects of the global economy are not your run-of-the-mill financial challenges. Yet, equity investors ultimately dragged markets from the depths of a first quarter drawdown to record levels by year-end. A truly astonishing nine month rebound, in our opinion. On the year, the sleeve of the portfolio returned 6.5% compared to the S&P 500 Index’s notable 18.40% return. Furthermore, the CBOE S&P 500 2% OTM PutWrite Index forfeited -2.38% while the Bloomberg Barclays US High Yield Index managed to return 7.11%.

2020 brought record levels of both implied volatility and realized volatility. After the severity of the first quarter market drawdown, implied volatility levels rapidly adjusted higher. Overall, implied volatility levels continue to oscillate around elevated levels and are expected to remain above long-term averages well into 2021. On the year, the CBOE S&P 500 Volatility Index (“VIX”) was up 9.0 points with an average 30-day implied volatility premium of 0.8. In a like manner, the CBOE R2000 Volatility Index was up 14.5 points with an average 30-day implied volatility premium of -0.9.

Extraordinary monetary policy measures have pinned short-term rates near zero for most of the year, which provided a tail wind for collateral portfolio performance. The above average gains in 2020 will likely result in muted collateral gains in the coming quarters as lower yields provide less collateral income. However, expectations for additional fiscal stimulus and U.S. government spending from democratically controlled executive and legislative branches are cause for investors’ concerns about untenable debt levels and inflation. Hence, short-term rates will slowly reset higher in a manner controlled by the U.S. Federal Reserve, which will allow the portfolio’s laddered, short-duration collateral portfolio to re-set yields higher in an orderly manner. Year to date, the collateral portfolio has gained 2.02% and is outpacing the ICE BofA 0-3M US T-Bill Index return of 0.54% by 148 bps, while 1-Month US T-Bill rates decreased -141 bps and 2-Year US Treasury rates fell -145 bps.

As we look forward to 2021 and beyond, we want to emphasize our view that option market (implied volatility) premiums are different than more traditional factor premiums that are believed to be cyclical. In the case of option (volatility) markets, we believe using the term “cycle” is inaccurate. Describing volatility markets as cyclical implies similarity or inheritance of properties from one cycle (phase) to the next (i.e., a degree of predictability). To the contrary, we believe option markets evolve from one regime to another based on a constantly evolving risk landscape.

There is no better analogy than the regime change currently underway in the United States that was formalized on January 20, 2021. To say the United States is entering a new political cycle misses the mark. U.S. politics are on the verge of regime change and a political recalibration that is seeking to find a new equilibrium. To simply say we are shifting from a Republican phase of the political cycle to a Democratic phase of the political cycle is grossly incomplete.

We believe this subtle market structure difference ensures that implied volatility premiums will persist and avoid the prolonged periods of erosion experienced by traditional risk premiums (e.g., value, size, growth, momentum).

Strategy Allocations

As of year-end, the fund’s allocation across the four managers are as follows: 32.5% to both Brown Brothers Harriman and Guggenheim Investments, 20% to Neuberger Berman, and 15% to Ares Management. We use the fund’s daily cash flows to bring each manager’s allocation toward their targets should differences in shorter-term relative performance cause divergences. However, as mentioned previously, we removed Ares Management as a sub-advisor to the fund on January 19, 2021.

There are no immediate plans to replace Ares. We remain highly confident in the remaining three sub-advisors on the fund—Brown Brothers Harriman (BBH), Guggenheim, and Neuberger Berman. We are allocating Ares’s assets to BBH and Guggenheim, resulting in the following target allocations:

•	40% Brown Brothers Harriman
•	40% Guggenheim
•	20% Neuberger Berman

Fund Summary	89

We believe the fund remains well-diversified with the ability to be opportunistic across non-traditional credit sectors, particularly within the broad mandates of the fund’s flexible credit managers, BBH and Guggenheim. Looking ahead, we may add another strategy (or more) if we find outstanding managers running strategies we believe are complementary to the existing lineup and that fit the fund’s risk-return profile.

Sub-Advisor Portfolio Composition as of December 31, 2020

Ares Alternative Equity Income Strategy

BDCs	76.6%
Midstream	0.0%
Mortgage REITs	0.0%
Pref/Other	0.0%
Cash	23.4%

Brown Brothers Harriman Credit Value Strategy

ABS	29%
Bank Loans	17%
Corporate Bonds	50%
CMBS	4%

Guggenheim Multi-Credit Strategy

ABS	28%
Bank Loans	22%
Corporate Bonds	42%
CMBS	4%
Non-Agency RMBS	9%
Preferred Stock	5%
Other	3%
Reverse Repo	-2%
Net Credit Derivatives	-9%
Cash	-1%

Neuberger Berman Option Income Strategy

Equity Index Put Writing 100%

TARGET STRATEGY ALLOCATIONS AS OF DECEMBER 31, 2020

Source: Litman Gregory

SECTOR EXPOSURE – 12/31/2020

Corporate	27.5%
Asset Backed	19.7%
Options & Swaps	0.1%
Bank Loan	13.7%
CMO	5.5%
BDC	9.9%
Closed End Funds	0.8%
REIT	0.1%
Preferred Stock	1.5%
MLP	0.0%
Governments	16.2%
Municipals	0.0%
Cash & Short Term	4.9%

CREDIT QUALITY BREAKDOWN – 12/31/2020*

AAA:	21.1%
AA:	4.3%
A:	10.2%
BBB:	25.5%
BB:	16.4%
B:	14.3%
CCC and Lower:	2.5%
Not Rated:	5.7%
Average Credit Quality:	BBB+

*Does	not include Neuberger Berman’s collateral

All bond ratings shown are provided by Moody’s Investor Services, Inc. or Standard & Poor’s Corporation

Credit ratings apply the underlying holdings of the fund, and not to the fund itself. S&P and Moody s study the financial condition of an entity to ascertain its creditworthiness. The credit ratings reflect the rating agency’s opinion of the holdings financial condition and histories. The ratings shown are all considered investment grade.

90	Litman Gregory Funds Trust

PartnerSelect High Income Alternatives Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	Strategy
Greg Mason Troy Ward	Ares Management, LLC	15%	Equity Income
Andrew P. Hofer Neil Hohmann Paul Kunz	Brown Brothers Harriman & Co.	33%	Credit Value
Scott Minerd Anne Walsh Steven Brown Adam Bloch	Guggenheim Partners Investment Management, LLC	33%	Multi-Credit
Derek Devens	Neuberger Berman Investment Advisers LLC	20%	Option Income

High Income Alternatives Fund Value of Hypothetical $100,000

The value of a hypothetical $100,000 investment in the PartnerSelect High Income Alternatives Fund from September 28, 2018 to December 31, 2020 compared with the Bloomberg Barclays U.S. Aggregate Bond Index.

The hypothetical $100,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

Fund Summary	91

PartnerSelect High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2020

Shares		Value

COMMON STOCKS: 9.8%

Consumer Staples: 0.0%
648	Moran Foods LLC*	$0

Energy: 0.0%
106	Summit Midstream Partners L.P.	1,324

Financials: 9.8%
53,978	Ares Capital Corp.	911,688
115,212	Barings BDC, Inc.	1,059,947
63,516	BlackRock Capital Investment Corp.	170,858
40,873	Capital Southwest Corp.	725,496
14,847	Fidus Investment Corp.	194,496
34,645	FS KKR Capital Corp. II	568,178
69,820	Golub Capital BDC, Inc.	987,255
133,156	Oaktree Specialty Lending Corp.	741,679
79,611	Oaktree Strategic Income Corp.	616,985
13,417	Owl Rock Capital Corp.	169,859
32,801	PennantPark Investment Corp.	151,213
7,831	Saratoga Investment Corp.	163,276
43,347	Solar Capital Ltd.	759,006
25,189	Stellus Capital Investment Corp.	274,056
29,582	TriplePoint Venture Growth BDC Corp. - Class B	385,749
54,892	WhiteHorse Finance, Inc.	747,080

		8,626,821

TOTAL COMMON STOCKS (Cost $7,220,320)		8,628,145

PREFERRED STOCKS: 1.6%

Financials: 1.4%
	American Financial Group, Inc.
2,000	4.500%, 09/15/2060	55,740
	Assurant, Inc.
2,000	5.250%, 01/15/2061	54,720
	Bank of America Corp.
4,000	4.375%, 11/03/2025(a)	106,200
	CNO Financial Group, Inc.
2,000	5.125%, 11/25/2060	52,540
	Federal Agricultural Mortgage Corp.
2,000	5.750%, 07/17/2025(a)	53,740
	First Republic Bank
2,400	4.125%, 10/30/2025(a)	63,456
	Prudential Financial, Inc.
4,400	4.125%, 09/01/2060	116,512
	Selective Insurance Group, Inc.
2,000	4.600%, 12/15/2025(a)	51,680
	Trinity Capital, Inc.
17,000	7.000%, 01/16/2025(b)	428,400
	W R Berkley Corp.
1,600	4.250%, 09/30/2060	42,048
	Wells Fargo & Co.
6,000	4.700%, 12/15/2025(a)	158,280

		1,183,316

Real Estate: 0.2%
	Public Storage
4,875	4.625%, 06/17/2025(a)	132,307

Shares		Value
Real Estate (continued)
	Public Storage
2,400	4.125%, 08/14/2025(a)	$65,112

		197,419

TOTAL PREFERRED STOCKS (Cost $1,316,875)		1,380,735

CLOSED-END FUNDS: 0.6%
2,922	Ares Dynamic Credit Allocation Fund, Inc.	41,755
16,320	BlackRock Corporate High Yield Fund, Inc.	186,538
5,395	BlackRock Credit Allocation Income Trust	79,360
2,533	BlackRock Debt Strategies Fund, Inc.	26,470
5,845	Blackstone / GSO Strategic Credit Fund	72,946
4,483	Eaton Vance Ltd. Duration Income Fund	56,172
3,370	Guggenheim Strategic Opportunities Fund	65,378
2,155	Western Asset High Income Opportunity Fund, Inc.	10,667

TOTAL CLOSED-END FUNDS (Cost $407,210)		539,286

EXCHANGE-TRADED FUND: 0.2%
1,400	iShares iBoxx $ Investment Grade Corporate Bond ETF(c)	193,382

TOTAL EXCHANGE-TRADED FUND (Cost $192,692)		193,382

Principal Amount^

ASSET-BACKED SECURITIES: 19.4%
	AASET Trust
$241,088	Series 2019-2-B 4.458%, 10/16/2039(b)	210,253
244,877	Series 2020-1A-B 4.335%, 01/16/2040(b)	213,655
	AASET US Ltd.
216,097	Series 2018-2A-A 4.454%, 11/18/2038(b)	205,232
	ABPCI Direct Lending Fund ABS I Ltd.
120,000	Series 2020-1A-B 4.935%, 12/20/2030(b)	120,056
	Adams Outdoor Advertising L.P.
383,027	Series 2018-1-A 4.810%, 11/15/2048(b)	404,470
	AIM Aviation Finance Ltd.
157,043	Series 2015-1A-A1 4.213%, 02/15/2040(b)(d)	124,166
	Anchorage Credit Funding 3 Ltd.
250,000	Series 2016-3A-BR 3.471%, 01/28/2039(b)(e)	250,000
	Applebee’s Funding LLC / IHOP Funding LLC
99,750	Series 2019-1A-A2I 4.194%, 06/07/2049(b)	98,934
	Atlas Senior Loan Fund Ltd.
350,000	Series 2018-9A-C 2.018%, 04/20/2028(b)(f) 3 mo. USD LIBOR + 1.800%	336,064

The accompanying notes are an integral part of these financial statements.

92	Litman Gregory Funds Trust

PartnerSelect High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2020 (Continued)

Principal Amount^		Value

ASSET-BACKED SECURITIES (CONTINUED)
	Business Jet Securities LLC
$ 136,887	Series 2020-1A-B 3.967%, 11/15/2035(b)	$137,959
	CARS-DB4 L.P.
220,000	Series 2020-1A-B1 4.170%, 02/15/2050(b)	229,986
100,000	Series 2020-1A-B3 4.950%, 02/15/2050(b)	104,103
	Castlelake Aircraft Securitization Trust
182,713	Series 2018-1-A 4.125%, 06/15/2043(b)	174,583
	CFG Investments Ltd.
400,000	Series 2019-1-B 7.620%, 08/15/2029(b)	389,370
	Drug Royalty III L.P.
306,115	Series 2018-1A-A1 1.837%, 10/15/2031(b)(f) 3 mo. USD LIBOR + 1.600%	302,200
	Dryden 86 CLO Ltd.
280,000	Series 2020-86A-D 4.484%, 07/17/2030(b)(f) 3 mo. USD LIBOR + 4.250%	281,867
	Elm Trust
110,000	Series 2020-4A-B 3.866%, 10/20/2029(b)	110,587
	Falcon Aerospace Ltd.
345,560	Series 2017-1-B 6.300%, 02/15/2042(b)	284,789
	Firstkey Revolving Trust
160,000	3.250%, 12/25/2023	160,107
	FREED ABS Trust
400,000	Series 2018-2-B 4.610%, 10/20/2025(b)	405,633
	GAIA Aviation Ltd.
180,485	Series 2019-1-A 3.967%, 12/15/2044(b)(d)	166,673
	Global SC Finance II SRL
215,000	Series 2014-1A-A1 3.190%, 07/17/2029(b)	215,010
	GoldentTree Loan Management US CLO 1 Ltd.
250,000	Series 2017-1A-CR 2.068%, 04/20/2029(b)(f) 3 mo. USD LIBOR + 1.850%	250,017
	Golub Capital Partners ABS Funding Ltd.
150,000	Series 2020-1A-B 4.496%, 01/22/2029(b)	150,145
	GSAMP Trust
266,575	Series 2007-NC1-A1 0.278%, 12/25/2046(f) 1 mo. USD LIBOR + 0.130%	171,056
	Hercules Capital Funding Trust
361,976	Series 2018-1A-A 4.605%, 11/22/2027(b)	365,606
100,000	Series 2019-1A-A 4.703%, 02/20/2028(b)	101,035

Principal Amount^		Value
	Highbridge Loan Management Ltd.
$500,000	Series 7A-2015-BR 1.401%, 03/15/2027(b)(f) 3 mo. USD LIBOR + 1.180%	$494,514
	Hull Street CLO Ltd.
300,000	Series 2014-1A-CR 2.918%, 10/18/2026(b)(f) 3 mo. USD LIBOR + 2.700%	298,112
	InSite Issuer LLC
480,000	Series 2018-1A-C 6.115%, 12/15/2048(b)	524,731
	JOL Air Ltd.
219,374	Series 2019-1-A 3.967%, 04/15/2044(b)	212,394
	Lake Shore MM CLO III LLC
250,000	Series 2020-1A-B 3.429%, 10/15/2029(b)(f) 3 mo. USD LIBOR + 3.200%	250,952
	Marathon CLO V Ltd.
500,000	Series 2013-5A-A2R 1.663%, 11/21/2027(b)(f) 3 mo. USD LIBOR + 1.450%	484,046
252,216	Series 2013-5A-BR 2.063%, 11/21/2027(b)(f) 3 mo. USD LIBOR + 1.850%	240,592
	Marathon CRE Ltd.
100,000	Series 2018-FL1-C 2.753%, 06/15/2028(b)(f) 1 mo. USD LIBOR + 2.600%	97,508
	MCA Fund Holding LLC
249,445	Series 2020-1-B 4.247%, 11/15/2035(b)	248,907
	MidOcean Credit CLO VII
500,000	Series 2017-7A-CR 2.437%, 07/15/2029(b)(f) 3 mo. USD LIBOR + 2.200%	489,344
	Monroe Capital CLO Ltd.
250,000	Series 2014-1A-CR 2.616%, 10/22/2026(b)(f) 1 mo. USD LIBOR + 2.400%	245,124
	Morgan Stanley ABS Capital I, Inc. Trust
322,742	Series 2006-HE8-A2D 0.368%, 10/25/2036(f) 1 mo. USD LIBOR + 0.220%	200,464
393,429	Series 2007-HE4-A2C 0.378%, 02/25/2037(f) 1 mo. USD LIBOR + 0.230%	173,420
	Morgan Stanley IXIS Real Estate Capital Trust
398,090	Series 2006-2-A4 0.368%, 11/25/2036(f) 1 mo. USD LIBOR + 0.220%	189,383
	NADG NNN Operating L.P.
159,200	Series 2019-1-A 3.368%, 12/28/2049(b)	163,869
	Nassau CFO LLC
215,333	Series 2019-1-A 3.980%, 08/15/2034(b)	219,177

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	93

PartnerSelect High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2020 (Continued)

Principal Amount^		Value

ASSET-BACKED SECURITIES (CONTINUED)
	Neuberger Berman Loan Advisers CLO 36 Ltd.
$ 250,000	Series 2020-36A-C 2.568%, 04/20/2033(b)(f) 3 mo. USD LIBOR + 2.350%	$250,036
	NewStar Clarendon Fund CLO LLC
250,000	Series 2014-1A-BR 2.265%, 01/25/2027(b)(f) 3 mo. USD LIBOR + 2.050%	250,087
300,000	Series 2014-1A-CR 3.265%, 01/25/2027(b)(f) 3 mo. USD LIBOR + 3.050%	298,434
	Newtek Small Business Loan Trust
147,365	Series 2018-1-A 1.848%, 02/25/2044(b)(f) 1 mo. USD LIBOR + 1.700%	143,578
66,984	Series 2018-1-B 3.148%, 02/25/2044(b)(f) 1 mo. USD LIBOR + 3.000%	61,290
	Oportun Funding X LLC
400,000	Series 2018-C-B 4.590%, 10/08/2024(b)	403,993
	Oxford Finance Funding LLC
260,000	Series 2019-1A-A2 4.459%, 02/15/2027(b)	269,225
430,000	Series 2020-1A-B 4.037%, 02/15/2028(b)	440,392
	PennantPark CLO Ltd.
250,000	Series 2020-2A-D 1.000%, 01/15/2032(b)(e)(f) 3 mo. USD LIBOR + 6.500%	250,125
	Raspro Trust
405,718	Series 2005-1A-B 1.143%, 03/23/2024(b)(f) 3 mo. USD LIBOR + 0.925%	402,101
	ReadyCap Lending Small Business Loan Trust
172,985	Series 2019-2-A 2.750%, 12/27/2044(b)(f) 3 mo. PRIME-0.500%	164,791
	Regional Management Issuance Trust
480,000	Series 2018-2-B 4.940%, 01/18/2028(b)	488,853
	Republic FInance Issuance Trust
240,000	Series 2019-A-A 3.430%, 11/22/2027(b)	243,865
	Republic Finance Issuance Trust
240,000	Series 2020-A-B 3.540%, 11/20/2030(b)	244,701
	Saganaw Insurance Recievables LLC
118,696	Series 2019-1A-A 5.125%, 12/01/2023(b)	120,372
	Sapphire Aviation Finance I Ltd.
165,530	Series 2018-1A-A 4.250%, 03/15/2040(b)	161,006
	Sapphire Aviation Finance II Ltd.
233,783	Series 2020-1A-B 4.335%, 03/15/2040(b)	193,829

Principal Amount^		Value
	Secured Tenant Site Contract Revenue Notes
$119,397	Series 2018-1A-C 3.970%, 06/15/2048(b)	$122,459
	Stack Infrastructure Issuer LLC
451,567	Series 2019-1A-A2 4.540%, 02/25/2044(b)	484,748
	Sunbird Engine Finance LLC
232,666	Series 2020-1A-B 4.703%, 02/15/2045(b)	172,726
	TPG Real Estate Finance Issuer Ltd.
469,951	Series 2018-FL2-A 1.283%, 11/15/2037(b)(f) 1 mo. USD LIBOR + 1.130%	469,894
	VB-S1 Issuer LLC
100,000	Series 2020-1A-D 4.090%, 06/15/2050(b)	104,126
150,000	Series 2020-1A-F 6.657%, 06/15/2050(b)	161,950
	Venture XIII CLO Ltd.
250,000	Series 2013-13A-SUB 0.000%, 09/10/2029(b)(g)	69,541
	Wachovia Asset Securitization Issuance II LLC Trust
237,198	Series 2007-HE2A-A 0.280%, 07/25/2037(b)(f) 1 mo. USD LIBOR + 0.130%	215,103
	WRG Debt Funding IV LLC
400,000	Series 2020-1-B 6.535%, 07/15/2028(b)	402,049

TOTAL ASSET-BACKED SECURITIES (Cost $17,317,183)		17,085,367

BANK LOANS: 13.5%
	Accuride Corp.
48,980	6.250%, 11/17/2023(f) 3 mo. LIBOR + 5.250%	44,554
	Allen Media LLC
525,941	5.754%, 02/10/2027(f) 3 mo. LIBOR + 5.500%	524,845
	Alpha 3 B.V.
49,569	4.000%, 01/31/2024(f) 3 mo. LIBOR + 3.000%	49,480
	Alterra Mountain Co.
99,250	5.500%, 08/01/2026(f) 1 mo. LIBOR + 4.500%	100,118
	Amerilife Holdings LLC
9,987	4.149%-4.155%, 03/18/2027(f) 1 mo. LIBOR + 4.000%	9,887
52,657	4.155%, 03/18/2027(f) 1 mo. LIBOR + 4.000%	52,130
	Anchor Packaging, Inc.
99,095	4.147%, 07/18/2026(f) 1 mo. LIBOR + 4.000%	99,219
	API Technologies Corp.
98,500	4.397%, 05/09/2026(f) 1 mo. LIBOR + 4.250%	94,314
	Arctic Glacier U.S.A., Inc.
100,000	4.500%, 03/20/2024(f) 3 mo. LIBOR + 3.500%	89,719

The accompanying notes are an integral part of these financial statements.

94	Litman Gregory Funds Trust

PartnerSelect High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2020 (Continued)

Principal Amount^		Value

BANK LOANS (CONTINUED)
	Aria Energy Operating LLC
$ 287,683	5.500%, 05/27/2022(f) 1 mo. LIBOR + 4.500%	$284,806
	Ascend Learning LLC
74,813	4.750%, 07/12/2024(f) 1 mo. LIBOR + 3.750%	75,156
	Aston FinCo S.A.R.L.
99,250	4.391%, 10/09/2026(f) 1 mo. LIBOR + 4.250%	98,288
	BCP Renaissance Parent LLC
677,033	4.500%, 10/31/2024(f) 3 mo. LIBOR + 3.500%	656,441
	BCPE Empire Holdings, Inc.
98,811	4.147%, 06/11/2026(f) 1 mo. LIBOR + 4.000%	98,348
	Berlin Packaging LLC
99,237	3.160%-3.260%, 11/07/2025(f) 3 mo. LIBOR + 3.000%	97,916
	BIFM CA Buyer, Inc.
99,244	3.647%, 06/01/2026(f) 3 mo. LIBOR + 3.500%	99,244
	Blue Ribbon LLC
10,000	5.000%, 11/15/2021(f) 3 mo. LIBOR + 4.000%	9,481
	Bombardier Recreational Products, Inc.
149,625	6.000%, 05/24/2027(f) 3 mo. LIBOR + 5.000%	152,992
	BWAY Holding Co.
58,132	3.480%, 04/03/2024(f) 3 mo. LIBOR + 3.250%	56,315
	Cambrex Corp.
100,000	5.500%, 12/04/2026(f) 1 mo. LIBOR + 4.500%	101,000
	Cast and Crew Payroll LLC
99,117	3.897%, 02/09/2026(f) 1 mo. LIBOR + 3.750%	97,027
	Castlelake Aircraft Securitization Trust
297,889	3.967%, 07/15/2042	278,961
	CD&R Hydra Buyer, Inc.
98,477	5.250%, 12/11/2024(f) 1 mo. LIBOR + 4.250%	94,559
	Cengage Learning, Inc.
99,739	0.000%, 06/07/2023(h) 3 mo. LIBOR + 4.250%	95,942
	Charter NEX US, Inc.
100,000	5.000%, 12/01/2027(f) 1 mo. LIBOR + 4.250%	100,637
	CHG Healthcare Services, Inc.
99,229	4.000%, 06/07/2023(f) 3 mo. LIBOR + 3.000%	98,841
	Clarios Global L.P.
761,486	3.647%, 04/30/2026(f) 1 mo. LIBOR + 3.500%	760,374
	Cologix, Inc.
100,000	4.750%, 03/20/2024(f) 1 mo. LIBOR + 3.750%	99,393
	Comet Acquisition, Inc.
98,000	3.504%, 10/24/2025(f) 3 mo. LIBOR + 3.250%	96,530

Principal Amount^		Value
	CP Atlas Buyer, Inc.
$ 75,000	5.250%, 11/23/2027(f) 3 mo. LIBOR + 4.500%	$75,253
25,000	5.250%, 11/23/2027(f) 3 mo. LIBOR + 4.500%	25,084
	CPM Holdings, Inc.
98,000	3.908%, 11/17/2025(f) 3 mo. LIBOR + 3.750%	95,734
	Deerfield Dakota Holding LLC
99,500	4.750%, 04/09/2027(f) 1 mo. LIBOR + 3.750%	100,076
	Diamond (BC) B.V.
97,733	3.214%, 09/06/2024(f) 3 mo. LIBOR + 3.000%	96,552
	DXP Enterprises, Inc.
100,000	5.750%, 12/16/2027(f) 1 mo. LIBOR + 4.750%	99,750
	Eastern Power LLC
655,346	4.750%, 10/02/2025(f) 1 mo. LIBOR + 3.750%	619,348
	Emerald TopCo, Inc.
98,750	3.714%, 07/24/2026(f) 3 mo. LIBOR + 3.500%	97,783
	EyeCare Partners LLC
18,919	3.897%, 02/18/2027(f) 1 mo. LIBOR + 3.750%	18,489
80,473	3.897%, 02/18/2027(f) 1 mo. LIBOR + 3.750%	78,643
	Frontera Generation Holdings LLC
489,975	5.250%, 05/02/2025(f) 3 mo. LIBOR + 4.250%	129,843
	GrafTech Finance, Inc.
48,940	4.500%, 02/12/2025(f) 1 mo. LIBOR + 3.500%	49,021
	GT Polaris, Inc.
99,750	5.000%, 09/24/2027(f) 3 mo. LIBOR + 4.000%	100,286
	Hamilton Projects Acquiror LLC
139,400	5.750%, 06/17/2027(f) 3 mo. LIBOR + 4.750%	140,039
	Help At Home, Inc.
90,000	6.000%, 10/29/2027(f) 3 mo. LIBOR + 5.000%	89,606
	Higginbotham Insurance Agency, Inc.
78,035	6.500%, 11/25/2026(f) 1 mo. LIBOR + 5.750%	76,864
	IBC Capital Ltd.
79,889	3.986%, 09/11/2023(f) 3 mo. LIBOR + 3.750%	79,090
	Illuminate Buyer LLC
49,875	4.147%, 06/30/2027(f) 1 mo. LIBOR + 4.000%	49,969
	Jefferies Finance LLC
49,875	4.500%, 09/30/2027(f) 1 mo. LIBOR + 3.750%	49,937
	JetBlue Airways Corp.
48,750	6.250%, 06/17/2024(f) 3 mo. LIBOR + 5.250%	50,243
	Kronos Acquisition Holdings Inc.
100,000	5.250%, 12/17/2026(f) 3 mo. LIBOR + 4.500%	100,352

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	95

PartnerSelect High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2020 (Continued)

Principal Amount^		Value

BANK LOANS (CONTINUED)
	LTI Holdings, Inc.
$ 97,750	3.647%, 09/06/2025(f) 1 mo. LIBOR + 3.500%	$95,210
	Mavis Tire Express Services Corp.
130,000	5.000%, 03/20/2025(f) 3 mo. LIBOR + 4.000%	131,056
	MB2 Dental Solutions LLC
150,000	0.000%, 09/29/2023(h)	150,000
	Mileage Plus Holdings LLC
100,000	6.250%, 06/25/2027(f) 3 mo. LIBOR + 5.250%	104,356
	MMM Holdings, Inc.
743,674	6.750%, 12/24/2026(f) 3 mo. LIBOR + 5.750%	744,373
	Moran Foods LLC
11,071	8.000%, 04/01/2024(f) 3 mo. LIBOR + 7.000%	11,085
13,451	11.750%, 10/01/2024(f) 3 mo. LIBOR + 10.750%	11,837
	NA Rail Hold Co. LLC
99,749	5.504%, 10/19/2026(f) 3 mo. LIBOR + 5.250%	100,372
	NFP Corp.
48,994	3.397%, 02/15/2027(f) 1 mo. LIBOR + 3.250%	48,058
	NorthRiver Midstream Finance L.P.
586,745	3.475%, 10/01/2025(f) 3 mo. LIBOR + 3.250%	579,572
	Packaging Coordinators Midco, Inc.
100,000	4.500%, 09/25/2027(f) 3 mo. LIBOR + 3.750%	100,250
	PAI Holdco, Inc.
100,000	5.000%, 10/28/2027(f) 3 mo. LIBOR + 4.000%	100,250
	Pelican Products, Inc.
79,542	4.500%, 05/01/2025(f) 3 mo. LIBOR + 3.500%	78,150
	Planview Parent, Inc.
80,000	4.750%, 12/17/2027(f) 3 mo. LIBOR + 4.000%	80,000
	Playpower, Inc.
95,596	5.740%, 05/08/2026(f) 3 mo. LIBOR + 5.500%	91,772
	PQ Corp.
38,637	4.000%, 02/07/2027(f) 3 mo. LIBOR + 3.000%	38,858
	Project Ruby Ultimate Parent Corp.
100,000	0.000%, 02/10/2025(h)	101,000
	Provation Software Group, Inc.
100,000	5.500%, 12/22/2027(f) 6 mo. LIBOR + 4.750%	99,000
	Quirch Foods Holdings LLC
100,000	6.750%, 10/19/2027(f) 3 mo. LIBOR + 5.750%	99,688
	RCP Vega, Inc.
89,547	4.897%, 04/30/2026(f) 1 mo. LIBOR + 4.750%	87,532

Principal Amount^		Value
	RS Ivy Holdco, Inc.
$ 100,000	6.500%, 12/16/2027(f) 3 mo. LIBOR + 5.500%	$99,500
	Samsonite International S.A.
149,250	5.500%, 04/25/2025(f) 1 mo. LIBOR + 4.500%	148,971
	ScribeAmerica Intermediate Holdco LLC
48,869	4.648%, 04/03/2025(f) 1 mo. LIBOR + 4.500%	46,792
	Service Logic Acquisition, Inc.
1,194	4.750%, 10/29/2027(f) 2 mo. LIBOR + 4.000%	1,196
77,612	4.750%, 10/29/2027(f) 3 mo. LIBOR + 4.000%	77,709
	Southern Veterinary Partners LLC
87,879	5.000%, 10/05/2027(f) 6 mo. LIBOR + 4.000%	87,659
	Syndigo LLC
150,000	5.250%, 12/15/2027(f) 6 mo. LIBOR + 4.500%	149,625
	Teneo Holdings LLC
49,375	6.250%, 07/11/2025(f) 1 mo. LIBOR + 5.250%	49,025
	Tibco Software, Inc.
99,500	3.900%, 06/30/2026(f) 1 mo. LIBOR + 3.750%	97,914
	Tivity Health, Inc.
349,816	5.397%, 03/06/2026(f) 1 mo. LIBOR + 5.250%	347,724
	TransDigm, Inc.
99,248	2.397%, 05/30/2025(f) 1 mo. LIBOR + 2.250%	97,506
	TVC Albany, Inc.
97,750	3.650%, 07/23/2025(f) 1 mo. LIBOR + 3.500%	95,398
	U.S. Foods, Inc.
147,188	4.250%, 04/21/2027(f) 1 mo. LIBOR + 3.250%	145,716
	UGI Energy Services LLC
236,400	3.897%, 08/13/2026(f) 1 mo. LIBOR + 3.750%	237,286
	USI, Inc.
49,875	4.500%, 12/02/2026(f) 3 mo. LIBOR + 4.000%	49,885
	Venture Global Calcasieu Pass LLC
46,938	2.512%-2.529%, 08/19/2026(f) 3 mo. LIBOR + 2.375%	44,122
	Vertical Midco GmbH
99,750	4.570%, 07/30/2027(f) 3 mo. LIBOR + 4.250%	100,640
	Wrench Group LLC
100,000	5.500%, 04/30/2026(f) 3 mo. LIBOR + 4.500%	100,250
	Xplornet Communications, Inc.
149,250	4.897%, 06/10/2027(f) 1 mo. LIBOR + 4.750%	150,052
	Yak Access LLC
100,000	10.238%, 07/10/2026(f) 3 mo. LIBOR + 10.000%	71,250

The accompanying notes are an integral part of these financial statements.

96	Litman Gregory Funds Trust

PartnerSelect High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2020 (Continued)

Principal Amount^		Value

BANK LOANS (CONTINUED)
	Zep Inc.
$ 49,871	5.000%, 08/12/2024(f) 3 mo. LIBOR + 4.000%	$48,824

TOTAL BANK LOANS (Cost $12,129,263)		11,837,942

CORPORATE BONDS: 27.2%

Basic Materials: 0.8%
	Alcoa Nederland Holding B.V.
200,000	5.500%, 12/15/2027(b)	219,104
	Carpenter Technology Corp.
75,000	6.375%, 07/15/2028	82,814
	Clearwater Paper Corp.
50,000	4.750%, 08/15/2028(b)	51,844
	Illuminate Buyer LLC / Illuminate Holdings IV, Inc.
50,000	9.000%, 07/01/2028(b)	55,063
	Kaiser Aluminum Corp.
50,000	6.500%, 05/01/2025(b)	53,625
	Minerals Technologies, Inc.
75,000	5.000%, 07/01/2028(b)	78,667
	United States Steel Corp.
140,000	12.000%, 06/01/2025(b)	161,911

		703,028

Communications: 1.6%
	Altice France S.A.
200,000	5.125%, 01/15/2029(b)	207,375
	CCO Holdings LLC / CCO Holdings Capital Corp.
125,000	4.250%, 02/01/2031(b)	131,889
	Lamar Media Corp.
30,000	4.875%, 01/15/2029	31,950
	Level 3 Financing, Inc.
200,000	4.250%, 07/01/2028(b)	205,700
	Match Group, Inc.
50,000	4.625%, 06/01/2028(b)	52,500
	QualityTech L.P. / QTS Finance Corp.
50,000	3.875%, 10/01/2028(b)	51,063
	Radiate Holdco LLC / Radiate Finance, Inc.
100,000	4.500%, 09/15/2026(b)	103,375
	Switch Ltd.
100,000	3.750%, 09/15/2028(b)	101,687
	TEGNA, Inc.
260,000	5.000%, 09/15/2029	274,913
	ViacomCBS, Inc.
60,000	4.950%, 05/19/2050	77,918
	Virgin Media Vendor Financing Notes IV DAC
200,000	5.000%, 07/15/2028(b)	208,200

		1,446,570

Consumer, Cyclical: 3.2%
	1011778 BC ULC / New Red Finance, Inc.
100,000	4.000%, 10/15/2030(b)	101,468

Principal Amount^		Value

Consumer, Cyclical (continued)
	Air Canada Pass Through Trust
$ 25,000	Series 2020-2-A 5.250%, 04/01/2029(b)	$26,798
	Aramark Services, Inc.
100,000	6.375%, 05/01/2025(b)	107,000
5,000	5.000%, 02/01/2028(b)	5,275
	Boyd Gaming Corp.
25,000	8.625%, 06/01/2025(b)	27,836
	Boyne USA, Inc.
50,000	7.250%, 05/01/2025(b)	52,594
	CD&R Smokey Buyer, Inc.
25,000	6.750%, 07/15/2025(b)	26,750
	Cedar Fair L.P. / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Corp.
50,000	5.500%, 05/01/2025(b)	52,187
	Choice Hotels International, Inc.
70,000	3.700%, 01/15/2031	77,658
	Clarios Global L.P. / Clarios US Finance Co.
10,000	8.500%, 05/15/2027(b)	10,881
	Delta Air Lines, Inc.
270,000	7.000%, 05/01/2025(b)(i)	311,965
	Delta Air Lines, Inc. / SkyMiles IP Ltd.
515,000	4.750%, 10/20/2028(b)	562,755
	Hilton Domestic Operating Co., Inc.
150,000	4.000%, 05/01/2031(b)	158,548
	Hyatt Hotels Corp.
95,000	5.750%, 04/23/2030	116,996
	JB Poindexter & Co., Inc.
75,000	7.125%, 04/15/2026(b)	79,500
	JetBlue Pass Through Trust
70,000	Series 2020-1-A 4.000%, 11/15/2032	75,882
	Lithia Motors, Inc.
50,000	4.375%, 01/15/2031(b)	53,719
	Live Nation Entertainment, Inc.
100,000	6.500%, 05/15/2027(b)	111,980
	Marriott International, Inc.
70,000	4.625%, 06/15/2030	82,238
50,000	3.500%, 10/15/2032	54,810
	Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.
100,000	6.500%, 06/20/2027(b)	107,687
	Nordstrom, Inc.
160,000	4.375%, 04/01/2030	157,986
	Performance Food Group, Inc.
50,000	6.875%, 05/01/2025(b)	53,719
	Powdr Corp.
25,000	6.000%, 08/01/2025(b)	26,406
	Six Flags Theme Parks, Inc.
55,000	7.000%, 07/01/2025(b)	59,503
	Suburban Propane Partners L.P. / Suburban Energy Finance Corp.
25,000	5.750%, 03/01/2025	25,591
	Superior Plus L.P. / Superior General Partner, Inc.
20,000	7.000%, 07/15/2026(b)	21,425
	Walgreens Boots Alliance, Inc.
50,000	4.100%, 04/15/2050	53,015

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	97

PartnerSelect High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2020 (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Consumer, Cyclical (continued)
	Williams Scotsman International, Inc.
$ 54,000	4.625%, 08/15/2028(b)	$55,991
	Wolverine World Wide, Inc.
100,000	6.375%, 05/15/2025(b)	106,937

		2,765,100

Consumer, Non-cyclical: 1.9%
	Acadia Healthcare Co., Inc.
50,000	5.500%, 07/01/2028(b)	53,796
	Altria Group, Inc.
10,000	4.450%, 05/06/2050	11,863
	Avantor Funding, Inc.
75,000	4.625%, 07/15/2028(b)	79,406
	Carriage Services, Inc.
10,000	6.625%, 06/01/2026(b)	10,723
	Central Garden & Pet Co.
50,000	4.125%, 10/15/2030	52,219
	CVS Pass-Through Trust
147,989	5.926%, 01/10/2034(b)	179,658
	DaVita, Inc.
160,000	4.625%, 06/01/2030(b)	169,900
	KeHE Distributors LLC / KeHE Finance Corp.
10,000	8.625%, 10/15/2026(b)	11,248
	Kraft Heinz Foods Co.
50,000	5.000%, 06/04/2042	58,745
80,000	4.375%, 06/01/2046	86,690
25,000	5.500%, 06/01/2050(b)	31,620
	Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.
50,000	7.000%, 12/31/2027(b)	52,445
	MEDNAX, Inc.
250,000	6.250%, 01/15/2027(b)	268,432
	Nathan’s Famous, Inc.
50,000	6.625%, 11/01/2025(b)	51,563
	Nielsen Finance LLC / Nielsen Finance Co.
150,000	5.625%, 10/01/2028(b)	163,264
	Sabre GLBL, Inc.
75,000	7.375%, 09/01/2025(b)	81,488
	Sotheby’s
50,000	7.375%, 10/15/2027(b)	53,647
	Spectrum Brands, Inc.
50,000	5.500%, 07/15/2030(b)	53,969
	Tenet Healthcare Corp.
25,000	4.625%, 06/15/2028(b)	26,234
	US Foods, Inc.
100,000	6.250%, 04/15/2025(b)	107,009
	Vector Group Ltd.
50,000	6.125%, 02/01/2025(b)	50,932

		1,654,851

Energy: 3.0%
	Apache Corp.
235,000	4.625%, 11/15/2025	248,693
	Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor, Inc.
10,000	4.486%, 05/01/2030	12,030

Principal Amount^		Value

Energy (continued)
	BP Capital Markets Plc
$ 250,000	4.875%, 03/22/2030(a)(g) 5 year CMT + 4.398%	$279,550
	Cheniere Corpus Christi Holdings LLC
100,000	3.520%, 12/31/2039	99,138
	Enable Midstream Partners L.P.
405,000	4.150%, 09/15/2029	402,427
	Energy Transfer Operating L.P.
350,000	6.250%, 02/15/2023(a)(g) 3 mo. USD LIBOR + 4.028%	279,125
	EnLink Midstream LLC
100,000	5.625%, 01/15/2028(b)	102,270
	EnLink Midstream Partners L.P.
245,000	4.150%, 06/01/2025	239,487
	Global Partners L.P. / GLP Finance Corp.
25,000	6.875%, 01/15/2029(b)	27,109
	Midwest Connector Capital Co. LLC
79,000	4.625%, 04/01/2029(b)	82,923
	NuStar Logistics L.P.
100,000	6.375%, 10/01/2030	113,468
	Occidental Petroleum Corp.
405,000	2.900%, 08/15/2024	390,420
115,000	5.500%, 12/01/2025	120,116
	Ovintiv Exploration, Inc.
210,000	5.625%, 07/01/2024	225,117
	Rattler Midstream L.P.
25,000	5.625%, 07/15/2025(b)	26,453

		2,648,326

Financial: 14.8%
	Alliance Data Systems Corp.
375,000	4.750%, 12/15/2024(b)	379,453
	American Equity Investment Life Holding Co.
25,000	5.000%, 06/15/2027	28,275
	AmWINS Group, Inc.
50,000	7.750%, 07/01/2026(b)	53,873
	Apollo Management Holdings L.P.
500,000	4.950%, 01/14/2050(b)(g) 5 year CMT + 3.266%	511,361
	Ascot Group Ltd.
330,000	4.250%, 12/15/2030(b)	337,012
	Aviation Capital Group LLC
380,000	5.500%, 12/15/2024(b)	421,055
	Avolon Holdings Funding Ltd.
120,000	3.950%, 07/01/2024(b)	126,841
205,000	5.500%, 01/15/2026(b)	232,503
	Bank of New York Mellon Corp. (The)
30,000	4.700%, 09/20/2025(a)(g) 5 year CMT + 4.358%	33,159
	Blackstone / GSO Secured Lending Fund
185,000	3.650%, 07/14/2023(b)	192,491
	Brazilian Merchant Voucher Receivables Ltd.
200,000	1.000%, 04/07/2028	215,084
	Business Development Corp. of America
375,000	4.750%, 12/30/2022(b)	368,802
225,000	4.850%, 12/15/2024(b)	224,877

The accompanying notes are an integral part of these financial statements.

98	Litman Gregory Funds Trust

PartnerSelect High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2020 (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Financial (continued)
	Capital Southwest Corp.
$ 335,000	4.500%, 01/31/2026	$336,675
	Charles Schwab Corp. (The)
100,000	5.375%, 06/01/2025(a)(g) 5 year CMT + 4.971%	111,625
100,000	4.000%, 12/01/2030(a)(g) 10 year CMT + 3.079%	105,750
	Citigroup, Inc.
100,000	4.000%, 12/10/2025(a)(g) 5 year CMT + 3.597%	102,875
	Credit Acceptance Corp.
285,000	6.625%, 03/15/2026	304,594
	Cushman & Wakefield US Borrower LLC
150,000	6.750%, 05/15/2028(b)	165,844
	Drawbridge Special Opportunities Fund L.P. / Drawbridge Special Opportunities Finance
465,000	5.000%, 08/01/2021(b)	469,550
	Enstar Finance LLC
200,000	5.750%, 09/01/2040(g) 5 year CMT + 5.468%	210,881
	Enstar Group Ltd.
300,000	4.950%, 06/01/2029	340,506
	Equitable Holdings, Inc.
150,000	4.950%, 09/15/2025(a)(g) 5 year CMT + 4.736%	159,938
	Fidelis Insurance Holdings Ltd.
630,000	6.625%, 04/01/2041(b)(g) 5 year CMT + 6.323%	655,886
	FS KKR Capital Corp. II
325,000	4.250%, 02/14/2025(b)	328,253
	Gladstone Capital Corp.
470,000	5.125%, 01/31/2026	489,387
	GLP Capital L.P. / GLP Financing II, Inc.
50,000	5.300%, 01/15/2029	57,993
140,000	4.000%, 01/15/2031(i)	153,033
	Host Hotels & Resorts L.P.
150,000	3.500%, 09/15/2030(i)	158,350
	Iron Mountain, Inc.
25,000	4.500%, 02/15/2031(b)	26,219
150,000	5.625%, 07/15/2032(b)	165,580
	Macquarie Bank Ltd.
200,000	3.624%, 06/03/2030(b)	219,393
	Main Street Capital Corp.
340,000	5.200%, 05/01/2024	369,148
	Markel Corp.
210,000	6.000%, 06/01/2025(a)(g) 5 year CMT + 5.662%	232,575
	MetLife, Inc.
70,000	3.850%, 09/15/2025(a)(g) 5 year CMT + 3.576%	74,025
	Nationwide Mutual Insurance Co.
130,000	4.350%, 04/30/2050(b)	153,113
	NFP Corp.
100,000	7.000%, 05/15/2025(b)	107,938
100,000	6.875%, 08/15/2028(b)	106,893
	OneAmerica Financial Partners, Inc.
70,000	4.250%, 10/15/2050(b)	75,880

Principal Amount^		Value

Financial (continued)
	OneMain Finance Corp.
$ 100,000	4.000%, 09/15/2030	$103,886
	Owl Rock Capital Corp.
30,000	4.000%, 03/30/2025	31,361
	Owl Rock Capital Corp. II
120,000	4.625%, 11/26/2024(b)	123,036
	Owl Rock Technology Finance Corp.
475,000	6.750%, 06/30/2025(b)	526,339
65,000	4.750%, 12/15/2025(b)	68,023
	Oxford Finance LLC / Oxford Finance Co-Issuer II, Inc.
440,000	6.375%, 12/15/2022(b)	440,447
	PartnerRe Finance B LLC
320,000	4.500%, 10/01/2050(g) 5 year CMT + 3.815%	335,649
	Quicken Loans LLC / Quicken Loans Co-Issuer, Inc.
150,000	3.875%, 03/01/2031(b)	156,000
	Scentre Group Trust
410,000	5.125%, 09/24/2080(b)(g) 5 year CMT + 4.685%	433,233
	Sirius International Group Ltd.
700,000	4.600%, 11/01/2026(b)	692,562
	Solar Capital Ltd.
400,000	4.500%, 01/20/2023	414,457
	United Insurance Holdings Corp.
530,000	6.250%, 12/15/2027	531,018
	United Shore Financial Services LLC
100,000	5.500%, 11/15/2025(b)	105,625
	Wilton RE Ltd.
250,000	6.000%, 10/22/2030(a)(b)(g) 5 year CMT + 5.266%	259,007

		13,027,333

Industrial: 1.2%
	Boeing Co. (The)
200,000	5.150%, 05/01/2030(i)	242,411
100,000	5.705%, 05/01/2040(i)	130,016
100,000	5.805%, 05/01/2050(i)	138,037
	Cleaver-Brooks, Inc.
25,000	7.875%, 03/01/2023(b)	24,779
	Flowserve Corp.
60,000	3.500%, 10/01/2030	64,098
	GrafTech Finance, Inc.
50,000	4.625%, 12/15/2028(b)	50,625
	Great Lakes Dredge & Dock Corp.
50,000	8.000%, 05/15/2022	51,455
	Grinding Media, Inc. / Moly-Cop AltaSteel Ltd.
50,000	7.375%, 12/15/2023(b)	50,875
	Howmet Aerospace, Inc.
25,000	6.875%, 05/01/2025	29,281
	Mauser Packaging Solutions Holding Co.
50,000	8.500%, 04/15/2024(b)	52,000
	New Enterprise Stone & Lime Co., Inc.
75,000	9.750%, 07/15/2028(b)	82,500
	PowerTeam Services LLC
60,000	9.033%, 12/04/2025(b)	66,907
	Standard Industries, Inc.
50,000	4.375%, 07/15/2030(b)	53,563
25,000	3.375%, 01/15/2031(b)	25,156

		1,061,703

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	99

PartnerSelect High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2020 (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Technology: 0.7%
	AMS AG
$ 265,000	7.000%, 07/31/2025(b)	$288,353
	Boxer Parent Co., Inc.
50,000	7.125%, 10/02/2025(b)	54,344
	BY Crown Parent LLC / BY Bond Finance, Inc.
50,000	4.250%, 01/31/2026(b)	51,313
	Change Healthcare Holdings LLC / Change Healthcare Finance, Inc.
25,000	5.750%, 03/01/2025(b)	25,531
	NCR Corp.
50,000	8.125%, 04/15/2025(b)	55,745
100,000	5.250%, 10/01/2030(b)	107,437

		582,723

Utilities: 0.0%
	Terraform Global Operating LLC
25,000	6.125%, 03/01/2026(b)	25,651

TOTAL CORPORATE BONDS (Cost $22,363,704)		23,915,285

GOVERNMENT SECURITIES & AGENCY ISSUE: 16.0%
	United States Treasury Note
1,900,000	2.375%, 03/15/2021	1,908,280
1,900,000	2.625%, 06/15/2021	1,921,312
1,900,000	2.750%, 09/15/2021	1,935,165
1,900,000	2.625%, 12/15/2021	1,945,382
1,900,000	2.375%, 03/15/2022	1,951,434
1,900,000	1.750%, 06/15/2022(c)	1,944,828
1,600,000	1.500%, 09/15/2022(c)	1,637,594
800,000	1.625%, 12/15/2022	823,531

TOTAL GOVERNMENT SECURITIES & AGENCY ISSUE (Cost $13,845,033)		14,067,526

MORTGAGE-BACKED SECURITIES: 5.5%
	Alternative Loan Trust
172,832	Series 2007-OA4-A1 0.318%, 05/25/2047(f) 1 mo. USD LIBOR + 0.170%	160,843
182,017	Series 2007-OA7-A1A 0.328%, 05/25/2047(f) 1 mo. USD LIBOR + 0.180%	170,433
	BX Commercial Mortgage Trust
237,324	Series 2019-XL-F 2.159%, 10/15/2036(b)(f) 1 mo. USD LIBOR + 2.000%	234,542
237,324	Series 2019-XL-G 2.459%, 10/15/2036(b)(f) 1 mo. USD LIBOR + 2.300%	236,227
	BXMT Ltd.
250,000	Series 2020-FL2-D 2.103%, 02/16/2037(b)(f) 1 mo. USD LIBOR + 1.950%	246,586
100,000	Series 2020-FL3-D 2.953%, 03/15/2037(b)(f) 1 mo. USD LIBOR + 2.800%	100,151

Principal Amount^		Value
	Cascade Funding Mortgage Trust
$ 251,946	Series 2018-RM2-A 4.000%, 10/25/2068(b)(g)	$260,864
	CD Mortgage Trust
1,013,808	Series 2017-CD4-XA 1.293%, 05/10/2050(g)(j)	59,419
	CGMS Commercial Mortgage Trust
260,000	Series 2017-MDRC-E 3.559%, 07/15/2030(b)(f) 1 mo. USD LIBOR + 3.400%	229,457
	Credit Suisse Mortgage Trust
480,000	Series 2018-SITE-C 4.782%, 04/15/2036(b)(g)	455,477
	Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2,829,324	Series 2015-R1-XA1 0.700%, 11/25/2055(b)(g)(j)	202,059
4,537,521	Series 2015-R1-XA3 0.700%, 11/25/2052(b)(g)(j)	276,007
	GPMT Ltd.
200,000	Series 2018-FL1-C 2.302%, 11/19/2035(b)(f) 1 mo. USD LIBOR + 2.150%	194,508
	GS Mortgage Securities Corp. Trust
250,000	Series 2020-DUNE-E 2.659%, 12/15/2036(b)(f) 1 mo. USD LIBOR + 2.500%	220,756
250,000	Series 2020-UPTN-E 3.246%, 02/10/2037(b)(g)	236,579
	HarborView Mortgage Loan Trust
303,515	Series 2006-12-2A2A 0.342%, 01/19/2038(f) 1 mo. USD LIBOR + 0.190%	284,688
	JP Morgan Chase Commercial Mortgage Securities Trust
1,773,514	Series 2016-JP2-XA 1.797%, 08/15/2049(g)(j)	141,079
	JPMDB Commercial Mortgage Securities Trust
212,019	Series 2017-C5-XA 0.932%, 03/15/2050(g)(j)	9,704
	LSTAR Securities Investment Ltd.
653,713	Series 2019-5-A1 1.655%, 11/01/2024(b)(f) 1 mo. USD LIBOR + 1.500%	655,316
	LSTAR Securities Investment Trust
208,893	Series 2019-1-A1 1.855%, 03/01/2024(b)(f) 1 mo. USD LIBOR + 1.700%	209,779
	Residential Accredit Loans, Inc. Trust
413,621	Series 2006-QO6-A1 0.508%, 06/25/2046(f) 1 mo. USD LIBOR + 0.180%	147,480
	Wells Fargo Commercial Mortgage Trust
948,683	Series 2016-BNK1-XA 1.741%, 08/15/2049(g)(j)	74,444

TOTAL MORTGAGE-BACKED SECURITIES (Cost $5,010,532)		4,806,398

The accompanying notes are an integral part of these financial statements.

100	Litman Gregory Funds Trust

PartnerSelect High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2020 (Continued)

Principal Amount^		Value

MUNICIPAL BOND: 0.0%

Indiana: 0.0%
	Knox County Industry Economic Development Revenue
$ 5,000	Series B 5.900%, 04/01/2034	$5,225

TOTAL MUNICIPAL BOND (Cost $4,686)		5,225

SHORT-TERM INVESTMENTS: 4.6%

REPURCHASE AGREEMENTS: 4.5%
$3,925,554	Fixed Income Clearing Corp. 0.000%, 12/31/2020, due 01/04/2021 [collateral: par value $4,008,800, U.S. Treasury Note, 0.000%, due 12/30/2021, value $4,004,138] (proceeds $3,925,554)	3,925,554

TOTAL REPURCHASE AGREEMENTS (Cost $3,925,554)		3,925,554

TREASURY BILLS: 0.1%
	United States Treasury Bill
10,000	0.054%, 02/25/2021(c)(k)	9,999
50,000	0.068%, 04/22/2021(c)(k)	49,990

TOTAL TREASURY BILLS (Cost $59,975)		59,989

TOTAL SHORT-TERM INVESTMENTS (Cost $3,985,529)		3,985,543

TOTAL PURCHASED OPTIONS (Premiums paid $61,700): 0.2%	134,773

TOTAL INVESTMENTS (Cost: $83,854,727): 98.6%	86,579,607

Other Assets in Excess of Liabilities: 1.4%	1,287,819

NET ASSETS: 100.0%	$87,867,426

Percentages are stated as a percent of net assets.

CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury Index
ETF	Exchange Traded Fund
LIBOR	London Interbank Offered Rate
L.P.	Limited Partnership
^	The principal amount is stated in U.S. Dollars unless otherwise indicated.
(a)	Perpetual Call.
(b)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under Securities Act of 1933.

(c)	Securities with an aggregate fair value of $3,314,337 have been pledged as collateral for options, total return swaps, credit default swaps, interest rate swaps, and futures positions.
(d)	Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 2020.
(e)	When issued security.
(f)	Floating Interest Rate at December 31, 2020.
(g)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at December 31, 2020.
(h)

This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

(i)	All or a portion of the security has been pledged as collateral against open reverse repurchase agreements. As of December 31, 2020 , the market value of securities pledged amounted to $671,021.
(j)	Interest Only security. Security with a notional or nominal principal amount.
(k)	The rate shown represents yield-to-maturity.

CURRENCY ABBREVIATIONS:

BRL	Brazilian Real
EUR	Euro
ILS	Israeli New Shekel
USD	U.S. Dollar

UNFUNDED LOAN COMMITMENTS—At December 31, 2020, the Fund had unfunded loan commitments which could be extended at the option of the borrowers, pursuant to the following agreements:

Borrower	Principal Amount	Current Value	Unrealized Gain (Loss)
Venture Global Calcasieu Pass LLC, 0.831%, 08/19/2026	$53,062	$49,878	$(3,184)
Higginbotham Insurance Agency, Inc., 1.000%, 11/25/2026	21,966	21,801	(165)
Southern Veterinary Partners LLC, 0.500%, 10/5/2027	12,121	12,091	(30)
Help At Home, Inc., 0.500%, 10/29/2027	10,000	9,956	(44)
Service Logic Acquisition, Inc., 2.000%, 10/29/2027	21,194	21,221	27
Planview Parent, Inc., 1.000%, 12/17/2027	20,000	20,000	—
TOTAL		$134,947	$(3,396)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	101

PartnerSelect High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN PURCHASED OPTIONS at December 31, 2020

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Fair Value	Premiums Paid	Unrealized Appreciation/ (Depreciation)
INTEREST RATE SWAPTIONS
Call
Two Year Ten Year USD Constant Maturity Swaption	Bank of America N.A.	$0.40	7/29/2022	11,000,000	$11,000,000	$55,310	$25,410	$29,900
Two Year Ten Year USD Constant Maturity Swaption	Goldman Sachs International	0.40	7/29/2022	2,000,000	2,000,000	10,056	4,540	5,516
Two Year Ten Year USD Constant Maturity Swaption	Goldman Sachs International	0.61	7/29/2022	7,000,000	7,000,000	24,153	10,150	14,003
Two Year Ten Year USD Constant Maturity Swaption	Morgan Stanley & Co.	0.40	7/29/2022	9,000,000	9,000,000	45,254	21,600	23,654

Total Purchased Options						$134,773	$61,700	$73,073

The accompanying notes are an integral part of these financial statements.

102	Litman Gregory Funds Trust

PartnerSelect High Income Alternatives Fund

REVERSE REPURCHASE AGREEMENTS at December 31, 2020

Principal Amount		Value
$(98,125)	Barclays Capital Plc 0.400%, 12/30/2020, due 12/30/2021	$(98,125)
(336,186)	BMO Capital Markets Corp. 0.530%, 10/13/2020, due 01/06/2021	(336,186)
(96,629)	BMO Capital Markets Corp. 0.740%, 10/13/2020, due 01/06/2021	(96,629)
(103,753)	BMO Capital Markets Corp. 0.600%, 12/30/2020, due 12/30/2021	(103,753)

TOTAL REVERSE REPURCHASE AGREEMENTS (Proceeds $634,693)		$(634,693)

Securities pledged as collateral against open reverse repurchase agreements are noted in the Schedule of Investments.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	103

PartnerSelect High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS at December 31, 2020

At December 31, 2020, the Fund had the following forward foreign currency exchange contracts:

						Asset Derivatives	Liability Derivatives
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at December 31, 2020	Fund Delivering	U.S. $ Value at December 31, 2020	Unrealized Appreciation	Unrealized Depreciation
Bank of America N.A.	2/1/2021	USD	$4,821	ILS	$5,135	$—	$(314)
	4/30/2021	USD	29,953	ILS	31,480	—	(1,527)
	1/31/2022	USD	93,833	ILS	99,117	—	(5,284)
Citibank N.A.	2/1/2021	USD	13	ILS	14	—	(1)
	4/30/2021	USD	406,848	ILS	428,124	—	(21,276)
	7/1/2021	BRL	38,283	USD	38,193	90	—
	7/1/2021	BRL	38,283	USD	38,665	—	(382)
Goldman Sachs International	2/1/2021	ILS	367,488	USD	330,597	36,891	—
	2/1/2021	ILS	367,487	USD	331,515	35,972	—
	2/1/2021	ILS	5,921	USD	5,138	783	—
	2/1/2021	ILS	5,921	USD	5,185	736	—
	2/1/2021	USD	6,281	ILS	6,693	—	(412)
	2/1/2021	USD	102,448	ILS	109,464	—	(7,016)
	2/1/2021	USD	593,208	ILS	625,510	—	(32,302)
	4/30/2021	ILS	332,111	USD	298,557	33,554	—
	4/30/2021	ILS	332,111	USD	298,892	33,219	—
	4/30/2021	USD	94,794	ILS	100,735	—	(5,941)
	4/30/2021	USD	97,470	ILS	103,883	—	(6,413)
	7/30/2021	USD	198,957	EUR	210,426	—	(11,469)
	1/31/2022	ILS	113,985	USD	98,692	15,293	—
	1/31/2022	ILS	113,985	USD	99,610	14,375	—
	1/31/2022	USD	121,980	ILS	128,853	—	(6,873)
JPMorgan Chase Bank N.A.	7/1/2021	USD	95,023	BRL	76,566	18,457	—
	7/30/2021	EUR	433,231	USD	399,948	33,283	—
	7/30/2021	USD	209,309	EUR	222,804	—	(13,495)

			$4,203,744		$4,093,796	$222,653	$(112,705)

SCHEDULE OF INVESTMENTS IN FUTURES CONTRACTS at December 31, 2020

Description	Number of Contracts	Notional Amount	Notional Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
Futures Contracts - Long
Ultra 10YR U.S. Treasury Notes	1	$100,000	$156,360	3/22/2021	$(455)

Total Long					$(455)

Futures Contracts - Short
5YR U.S. Treasury Notes	(19)	$(1,900,000)	$(2,397,117)	3/31/2021	$(5,094)
10YR U.S. Treasury Notes	(13)	(1,300,000)	(1,795,016)	3/22/2021	(3,080)

Total Short					$(8,174)

Total Futures Contracts					$(8,629)

The accompanying notes are an integral part of these financial statements.

104	Litman Gregory Funds Trust

PartnerSelect High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN SWAPS at December 31, 2020

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS
		Rates Exchanged
Notional Amount	Maturity Date	Payment Received	Payment Made	Periodic Payment Frequency	Fair Value	Upfront Payment Paid (Received)	Unrealized Appreciation/ (Depreciation)
$ 2,600,000	11/06/2021	3 Month LIBOR	3.144%	Quarterly	$(65,530)	$965	$(66,495)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3)
Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2020		Notional Amount	Periodic Payment Frequency	Fair Value	Upfront Premiums Paid	Unrealized Appreciation
Sell Protection
CDX North America High Yield Index Series 35 5.000%, 12/20/2025	12/20/2025	5.000%	3.041%	$	1,160,000	Quarterly	$108,025	$50,913	$57,112

Total Sell Protection							$108,025	$50,913	$57,112

(1)

For centrally cleared swaps, when a credit event occurs as defined under the terms of the swap contract, the Fund as a seller of credit protection will either (i) pay a net amount equal to the par value of the defaulted reference entity and deliver the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

(2)

For centrally cleared swaps, implied credit spread, represented in absolute terms, utilized in determining the fair value of the credit default swap contracts as of period will serve as an indicator of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/ selling protection and may include upfront payments required to be made to enter into the contract. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap contract.

(3)

For centrally cleared swaps, the notional amount represents the maximum potential the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap contract, for each security included in the CDX North America High Yield Index Series 35.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS
Referenced Obligation	Maturity Date	Counterparty	Fund Pays/ Receives Floating Rate	Floating Rate Index and Spread	Notional Amount	Periodic Payment Frequency	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
iShares iBoxx High Yield Corporate Bond ETF USD	4/27/2021	Bank of America N.A.	Pays	1 Month USD LIBOR + 0.200%	$(1,500,213)	Monthly	$49,362	$—	$49,362

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	105

PartnerSelect High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN WRITTEN OPTIONS at December 31, 2020

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Fair Value	Premiums Received	Unrealized Appreciation/ (Depreciation)
INDEX OPTIONS
Put
Russell 2000 Index	UBS Securities LLC	$1,860.00	1/8/2021	(2)	$(394,972)	$(1,038)	$(7,858)	$6,820
Russell 2000 Index	UBS Securities LLC	1,875.00	1/8/2021	(1)	(197,486)	(598)	(3,919)	3,321
Russell 2000 Index	UBS Securities LLC	1,810.00	1/15/2021	(2)	(394,972)	(1,384)	(10,848)	9,464
Russell 2000 Index	UBS Securities LLC	1,880.00	1/15/2021	(1)	(197,486)	(1,570)	(3,939)	2,369
Russell 2000 Index	UBS Securities LLC	1,885.00	1/22/2021	(1)	(197,486)	(2,720)	(4,669)	1,949
Russell 2000 Index	UBS Securities LLC	1,895.00	1/22/2021	(1)	(197,486)	(2,685)	(4,619)	1,934
Russell 2000 Index	UBS Securities LLC	1,905.00	1/22/2021	(1)	(197,486)	(2,920)	(4,739)	1,819
Russell 2000 Index	UBS Securities LLC	1,955.00	1/29/2021	(2)	(394,972)	(10,550)	(9,578)	(972)
Russell 2000 Index	UBS Securities LLC	1,960.00	1/29/2021	(1)	(197,486)	(5,352)	(4,369)	(983)
S&P 500 Index	UBS Securities LLC	3,570.00	1/8/2021	(3)	(1,126,821)	(1,770)	(16,827)	15,057
S&P 500 Index	UBS Securities LLC	3,580.00	1/8/2021	(2)	(751,214)	(1,304)	(11,609)	10,305
S&P 500 Index	UBS Securities LLC	3,585.00	1/8/2021	(1)	(375,607)	(567)	(5,610)	5,043
S&P 500 Index	UBS Securities LLC	3,595.00	1/8/2021	(2)	(751,214)	(1,564)	(10,118)	8,554
S&P 500 Index	UBS Securities LLC	3,605.00	1/8/2021	(1)	(375,607)	(806)	(4,598)	3,792
S&P 500 Index	UBS Securities LLC	3,590.00	1/15/2021	(4)	(1,502,428)	(6,544)	(20,411)	13,867
S&P 500 Index	UBS Securities LLC	3,605.00	1/15/2021	(4)	(1,502,428)	(7,280)	(20,612)	13,332
S&P 500 Index	UBS Securities LLC	3,625.00	1/15/2021	(1)	(375,607)	(2,040)	(4,433)	2,393
S&P 500 Index	UBS Securities LLC	3,585.00	1/22/2021	(1)	(375,607)	(2,495)	(5,739)	3,244
S&P 500 Index	UBS Securities LLC	3,595.00	1/22/2021	(2)	(751,214)	(5,974)	(11,188)	5,214
S&P 500 Index	UBS Securities LLC	3,605.00	1/22/2021	(2)	(751,214)	(6,274)	(8,958)	2,684
S&P 500 Index	UBS Securities LLC	3,615.00	1/22/2021	(2)	(751,214)	(6,222)	(9,598)	3,376
S&P 500 Index	UBS Securities LLC	3,625.00	1/22/2021	(2)	(751,214)	(6,748)	(10,578)	3,830
S&P 500 Index	UBS Securities LLC	3,605.00	1/29/2021	(1)	(375,607)	(3,810)	(5,439)	1,629
S&P 500 Index	UBS Securities LLC	3,635.00	1/29/2021	(1)	(375,607)	(4,861)	(4,861)	—
S&P 500 Index	UBS Securities LLC	3,640.00	1/29/2021	(4)	(1,502,428)	(18,196)	(18,836)	640
S&P 500 Index	UBS Securities LLC	3,645.00	1/29/2021	(3)	(1,126,821)	(14,790)	(15,312)	522

Total Written Options						$(120,062)	$(239,265)	$119,203

The accompanying notes are an integral part of these financial statements.

106	Litman Gregory Funds Trust

Litman Gregory Funds Trust

EXPENSE EXAMPLES – (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees, and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period from July 1, 2020 to December 31, 2020.

Actual Expenses

For each Fund, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Fund, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line for each Fund of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period* (7/1/20 to 12/31/20)	Expenses Ratio During Period* (7/1/20 to 12/31/20)
PartnerSelect Equity Fund – Institutional Actual	$1,000.00	$1,292.40	$7.15	1.24%
PartnerSelect Equity Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,018.87	$6.29	1.24%
PartnerSelect International Fund – Institutional Actual	$1,000.00	$1,361.00	$6.71	1.13%
PartnerSelect International Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,019.42	$5.74	1.13%
PartnerSelect Oldfield International Value Fund*** – Institutional Actual	$1,000.00	$1,060.00	$0.82	0.94%
PartnerSelect Oldfield International Value Fund*** – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,020.37	$4.77	0.94%
PartnerSelect SBH Focused Small Value Fund** – Institutional Actual	$1,000.00	$1,271.00	$5.46	1.15%
PartnerSelect SBH Focused Small Value Fund** – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,019.32	$5.84	1.15%
PartnerSelect Alternative Strategies Fund – Institutional Actual	$1,000.00	$1,089.50	$7.88	1.50%
PartnerSelect Alternative Strategies Fund – Investor Actual	$1,000.00	$1,087.90	$9.18	1.75%
PartnerSelect Alternative Strategies Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,017.56	$7.61	1.50%
PartnerSelect Alternative Strategies Fund – Investor Hypothetical - (5% return before expenses)	$1,000.00	$1,016.30	$8.87	1.75%
PartnerSelect High Income Alternatives Fund – Institutional Actual	$1,000.00	$1,112.40	$5.31	1.00%
PartnerSelect High Income Alternatives Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,020.07	$5.08	1.00%

* Expenses are equal to the Funds’ annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year period (184), then divided by the number of days in the fiscal year (366) (to reflect the one-half-year period).

** Commenced operations on July 31, 2020.

*** Commenced operations on November 30, 2020.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	107

Litman Gregory Funds Trust

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2020

	Equity Fund	International Fund	Oldfield International Value Fund	SBH Focused Small Value Fund
ASSETS:
Investments in securities at cost	$155,950,580	$248,696,175	$9,986,960	$27,574,653
Repurchase agreements at cost	9,077,575	2,461,773	—	—

Total investments at cost	$165,028,155	$251,157,948	$9,986,960	$27,574,653

Investments in securities at value	$256,957,016	$326,559,875	$10,530,196	$34,678,195
Repurchase agreements at value	9,077,575	2,461,773	—	—

Total investments at value	$266,034,591	$329,021,648	$10,530,196	$34,678,195

Cash	63,441	45,192	621,592	1,571,889
Cash, denominated in foreign currency (cost of $323,797, $54,091, $0 and $0, respectively)	342,517	61,166	—	—
Receivables:
Securities sold	675,695	2,320,217	—	119,384
Dividends and interest	73,670	135,293	—	18,846
Foreign tax reclaims	24,930	889,554	—	—
Fund shares sold	11,261	61,344	116,430	552,701
Advisory reimbursement	—	—	30,338	—
Prepaid expenses	24,326	20,859	969	11,054

Total Assets	267,250,431	332,555,273	11,299,525	36,952,069

LIABILITIES:
Payables:
Advisory fees	214,260	241,071	—	4,030
Securities purchased	—	645,763	56,910	31,625
Fund shares redeemed	271,042	31,354	—	11,303
Foreign taxes withheld	—	16,438	—	—
Trustees fees	—	—	2,083	2,695
Professional fees	21,302	25,930	18,000	30,188
Line of credit	11,600,000	4,500,000	—	—
Line of credit interest	4,688	3,095	—	—
Chief Compliance Officer fees	16,110	16,110	—	4,792
Unrealized loss on forward foreign currency exchange contracts	—	3,815	—	—
Accrued other expenses	196,160	328,961	17,696	56,331

Total Liabilities	12,323,562	5,812,537	94,689	140,964

NET ASSETS	$254,926,869	$326,742,736	$11,204,836	$36,811,105

Institutional Class:
Net Assets	$254,926,869	$326,742,736	$11,204,836	$36,811,105
Number of shares issued and outstanding (unlimited number of shares authorized, $0.01 par value)	13,689,493	18,027,209	1,057,398	2,896,669
Net asset value, offering price and redemption price per share	$18.62	$18.12	$10.60	$12.71

COMPONENTS OF NET ASSETS
Paid-in capital	$148,966,986	$325,354,538	$10,637,466	$32,986,527
Accumulated distributable earnings	105,959,883	1,388,198	567,370	3,824,578

Net assets	$254,926,869	$326,742,736	$11,204,836	$36,811,105

The accompanying notes are an integral part of these financial statements.

108	Litman Gregory Funds Trust

Litman Gregory Funds Trust

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2020 – (Continued)

	Alternative Strategies Fund		High Income Alternatives Fund
ASSETS:
Investments in securities at cost	$1,256,774,007		$79,929,173
Repurchase agreements at cost	75,269,990		3,925,554

Total investments at cost	$1,332,043,997		$83,854,727

Investments in securities at value	$1,350,271,202		$82,654,053
Repurchase agreements at value	75,269,990		3,925,554

Total investments at value	$1,425,541,192		$86,579,607

Cash	—		921,686
Cash, denominated in foreign currency (cost of $792,144 and $0, respectively)	546,551		—
Deposits at brokers for securities sold short	58,160,382		—
Deposits at brokers for futures	425,000		—
Deposits at brokers for written options	882,501		—
Deposits at brokers for swaps	22,326,828		—
Receivables:
Securities sold	13,012,124		575,656
Dividends and interest	8,772,323		512,952
Fund shares sold	6,399,581		2,006,201
Foreign tax reclaims	196,636		—
Advisory reimbursement	—		20,428
Other Receivables	36,982,919	[1]	—
Variation margin - Centrally Cleared Swaps	70,529		1,472
Dividend and interest for swap resets	32,914		—
Variation margin - Futures	19,816		—
Net swap premiums paid	2,245,231		—
Unrealized gain on forward foreign currency exchange contracts	239,097		222,653
Unrealized gain on swaps	230,785		49,362
Prepaid expenses	64,502		68,436

Total Assets	1,576,148,911		90,958,453

LIABILITIES:
Written options (premiums received, $89,694 and $239,265, respectively)	59,873		120,062
Securities sold short (proceeds, $63,234,175 and $0, respectively)	66,392,453		—
Reverse repurchase agreements (proceeds, $0 and $634,693)	—		634,693
Deposits received from brokers for swaps	—		110,000
Payables:
Advisory fees	1,414,507		—
Securities purchased	9,458,198		1,011,923
Fund shares redeemed	665,047		810,132
Foreign taxes withheld	3,618		—
Professional fees	101,421		35,236
Custodian for overdraft	2,091,693		—
Line of credit interest	1,791		389
Dividend and interest for swap resets	18,073		356
Variation margin - Centrally Cleared Swaps	112,579		—
Variation margin - Futures	34,975		2,110
Short dividend	30,024		561
Chief Compliance Officer fees	16,110		16,110
Unrealized loss on unfunded loan commitment	24,720		3,396
Unrealized loss on forward foreign currency exchange contracts	1,144,307		112,705
Unrealized loss on swaps	2,022,314		—
Distribution fees payable for investor class (see Note 4)	15,576		181	[2]
Accrued other expenses	1,254,429		233,173

Total Liabilities	84,861,708		3,091,027

NET ASSETS	$1,491,287,203		$87,867,426

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities	109

Litman Gregory Funds Trust

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2020 – (Continued)

	Alternative Strategies Fund	High Income Alternatives Fund
Institutional Class:
Net Assets	$1,417,095,679	$87,867,426
Number of shares issued and outstanding (unlimited number of shares authorized, $0.01 par value)	117,764,857	8,604,757
Net asset value, offering price and redemption price per share	$12.03	$10.21

Investor Class:
Net Assets	$74,191,524	$—
Number of shares issued and outstanding (unlimited number of shares authorized, $0.01 par value)	6,152,767	—
Net asset value, offering price and redemption price per share	$12.06	$—

COMPONENTS OF NET ASSETS
Paid-in capital	$1,414,103,298	$87,018,002
Accumulated distributable earnings	77,183,905	849,424

Net assets	$1,491,287,203	$87,867,426

[1]	Other receivables include receivables from corporate actions related to securities held during the year.
[2]	Investor Class shares were converted into Institutional Class shares at the close of business on December 31, 2020.

The accompanying notes are an integral part of these financial statements.

110	Litman Gregory Funds Trust

Litman Gregory Funds Trust

STATEMENTS OF OPERATIONS For the Year or Period Ended December 31, 2020

	Equity Fund	International Fund	Oldfield International Value Fund***	SBH Focused Small Value Fund**
INVESTMENT INCOME:
Income
Dividends (net of foreign taxes withheld of $36,893, $413,536, $0 and $0, respectively)	$2,281,836	$4,910,680	$—	$123,644
Interest	838	5,712	—	—

Total income	2,282,674	4,916,392	—	123,644

Expenses
Advisory fees	2,651,642	3,288,153	5,671	89,305
Transfer agent fees	149,700	160,343	17,870	27,873
Fund accounting fees	101,049	78,233	—	—
Administration fees	55,517	67,160	—	3,074
Professional fees	46,741	49,755	18,000	20,880
Trustee fees	50,376	53,502	2,083	10,085
Custody fees	67,104	302,164	—	—
Reports to shareholders	51,213	57,578	—	9,853
Registration expense	26,786	27,618	—	13,853
Miscellaneous	14,799	9,481	—	7,826
Insurance expense	4,959	6,729	—	488
Dividend & interest expense	17,848	23,894	—	163
Chief Compliance Officer fees	16,110	16,110	—	4,792

Total expenses	3,253,844	4,140,720	43,624	188,192
Less: fees waived (see Note 3)	(280,259)	(693,838)	(36,009)	(85,492)

Net expenses	2,973,585	3,446,882	7,615	102,700

Net investment income (loss)	(690,911)	1,469,510	(7,615)	20,944

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	32,660,623	(32,957,055)	11,553	(23,593)
Forward foreign currency exchange contracts	—	(602,930)	—	—
Foreign currency transactions	7,078	(166,536)	20,232	—

Net realized gain (loss)	32,667,701	(33,726,521)	31,785	(23,593)

Net change in unrealized appreciation/depreciation on:
Investments	5,235,073	31,957,022	543,236	6,464,388
Forward foreign currency exchange contracts	—	793,027	—	—
Foreign currency transactions	29,969	79,989	(36)	—

Net change in unrealized appreciation/depreciation	5,265,042	32,830,038	543,200	6,464,388

Net realized and unrealized gain (loss) on investments, forward foreign currency exchange contracts, and foreign currency transactions	37,932,743	(896,483)	574,985	6,440,795

Net increase in net assets resulting from operations	$37,241,832	$573,027	$567,370	$6,461,739

**	Commenced operations on July 31, 2020.
***	Commenced operations on November 30, 2020.

The accompanying notes are an integral part of these financial statements.

Statements of Operations	111

Litman Gregory Funds Trust

STATEMENTS OF OPERATIONS For the Year Ended December 31, 2020 – (Continued)

	Alternative Strategies Fund	High Income Alternatives Fund
INVESTMENT INCOME:
Income
Dividends (net of foreign taxes withheld of $127,502 and $0, respectively)	$8,562,063	$1,114,976
Interest (net of interest taxes withheld of $1,215 and $0, respectively)	55,106,144	3,018,146

Total income	63,668,207	4,133,122

Expenses
Advisory fees	21,879,536	813,267
Transfer agent fees	889,116	96,532
Fund accounting fees	236,010	131,503
Administration fees	341,408	33,897
Professional fees	363,212	57,086
Trustee fees	122,519	42,623
Custody fees	886,464	172,243
Reports to shareholders	244,357	7,593
Registration expense	69,201	73,840
Miscellaneous	74,374	5,544
Insurance expense	62,843	1,672
Dividend & interest expense	2,150,350	17,365
Chief Compliance Officer fees	16,110	16,110
Distribution fees for investor class (see Note 4)	237,394	2,468 [1]

Total expenses	27,572,894	1,471,743
Less: fees waived (see Note 3)	(4,326,909)	(616,326)

Net expenses	23,245,985	855,417

Net investment income	40,422,222	3,277,705

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments, excluding purchased options	25,199,468	(2,709,125)
Purchased options	566,280	—
Short sales	(13,558,048)	—
Written options	(21,019)	202,439
Forward foreign currency exchange contracts	(1,228,149)	156,150
Foreign currency transactions	169,008	4,846
Futures	(4,335,861)	23,028
Swap contracts	19,663,346	75,742

Net realized gain (loss)	26,455,025	(2,246,920)

Net change in unrealized appreciation/depreciation on:
Investments, excluding purchased options	(3,856,728)	1,817,972
Purchased options	(148,656)	95,286
Unfunded loan commitments	(26,180)	(3,454)
Short sales	2,699,032	—
Written options	27,811	83,301
Forward foreign currency exchange contracts	(291,716)	84,522
Foreign currency transactions	(231,779)	(342)
Futures	(623,179)	(6,739)
Swap contracts	(720,773)	209,027

Net change in unrealized appreciation/depreciation	(3,172,168)	2,279,573

Net realized and unrealized gain (loss) on investments, purchased options, unfunded loan commitments, short sales, written options, forward foreign currency exchange contracts, foreign currency transactions, futures and swap contracts	23,282,857	32,653

Net increase in net assets resulting from operations	$63,705,079	$3,310,358

[1]	Investor Class shares were converted into Institutional Class shares at the close of business on December 31, 2020.

The accompanying notes are an integral part of these financial statements.

112	Litman Gregory Funds Trust

Litman Gregory Funds Trust

STATEMENTS OF CHANGES IN NET ASSETS

	Equity Fund		International Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$(690,911)	$1,280,426	$1,469,510	$6,517,078
Net realized gain (loss) on investments, forward foreign currency exchange contracts, and foreign currency transactions	32,667,701	27,043,201	(33,726,521)	6,003,396
Net change in unrealized appreciation/depreciation on investments, forward foreign currency exchange contracts, and foreign currency transactions	5,265,042	40,476,950	32,830,038	92,027,592

Net increase in net assets resulting from operations	37,241,832	68,800,577	573,027	104,548,066

DISTRIBUTIONS TO SHAREHOLDERS
Institutional Class	(29,711,282)	(24,810,637)	(7,295,729)	(11,877,156)

Total distributions	(29,711,282)	(24,810,637)	(7,295,729)	(11,877,156)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold
Institutional Class	4,342,427	4,590,067	23,448,312	16,743,369
Institutional Class - converted from Investor Class[1]	—	42,826	—	2,006,996
Investor Class	—	3,120 [1]	—	25,814 [1]
Reinvested distributions
Institutional Class	28,753,611	23,832,073	4,244,294	7,581,793
Payment for shares redeemed
Institutional Class	(71,998,491)	(45,991,133)	(95,697,703)	(85,762,289)
Investor Class	—	(7,274)[1]	—	(147,075)[1]
Investor Class - converted to Institutional Class[1]	—	(42,826)	—	(2,006,996)

Net decrease in net assets from capital share transactions	(38,902,453)	(17,573,147)	(68,005,097)	(61,558,388)

Total increase (decrease) in net assets	(31,371,903)	26,416,793	(74,727,799)	31,112,522
NET ASSETS:
Beginning of year	286,298,772	259,881,979	401,470,535	370,358,013

End of year	$254,926,869	$286,298,772	$326,742,736	$401,470,535

CAPITAL TRANSACTIONS IN SHARES
Institutional Class:
Sold	292,086	274,851	1,855,447	1,038,091
Sold - shares converted from Investor Class[1]	—	2,358	—	118,128
Reinvested distributions	1,568,664	1,372,025	241,153	436,932
Redeemed	(4,490,047)	(2,633,304)	(6,811,942)	(5,293,166)

Net decrease from capital share transactions	(2,629,297)	(984,070)	(4,715,342)	(3,700,015)

Investor Class:[1]
Sold	—	194	—	1,540
Redeemed	—	(449)	—	(9,216)
Redeemed - shares converted to Institutional Class[1]	—	(2,410)	—	(117,437)

Net increase (decrease) from capital share transactions	—	(2,665)	—	(125,113)

[1]	Investor Class shares were converted into Institutional Class shares at the close of business on April 29, 2019.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	113

Litman Gregory Funds Trust

STATEMENTS OF CHANGES IN NET ASSETS – (Continued)

	Oldfield International Value Fund***	SBH Focused Small Value Fund**
	Period Ended December 31, 2020	Period Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$(7,615)	$20,944
Net realized gain (loss) on investments and foreign currency transactions	31,785	(23,593)
Net change in unrealized appreciation/depreciation on investments and foreign currency transactions	543,200	6,464,388

Net increase in net assets resulting from operations	567,370	6,461,739

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold
Institutional Class	10,652,438	13,132,534
Institutional Class - proceeds in connection with merger (see Note 11)	—	18,571,890
Payment for shares redeemed
Institutional Class	(14,972)	(1,355,058)

Net increase in net assets from capital share transactions	10,637,466	30,349,366

Total increase in net assets	11,204,836	36,811,105
NET ASSETS:
Beginning of period	—	—

End of period	$11,204,836	$36,811,105

CAPITAL TRANSACTIONS IN SHARES
Institutional Class:
Sold	1,058,816	1,263,636
Sold - shares in connection with merger (see Note 11)	—	1,747,071
Redeemed	(1,418)	(114,038)

Net increase from capital share transactions	1,057,398	2,896,669

**	Commenced operations on July 31, 2020.
***	Commenced operations on November 30, 2020.

The accompanying notes are an integral part of these financial statements.

114	Litman Gregory Funds Trust

Litman Gregory Funds Trust

STATEMENTS OF CHANGES IN NET ASSETS – (Continued)

	Alternative Strategies Fund		High Income Alternatives Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$40,422,222	$50,034,681	$3,277,705	$3,181,317
Net realized gain (loss) on investments, short sales, purchased options, written options, forward foreign currency exchange contracts, foreign currency transactions, futures and swap contracts	26,455,025	12,540,535	(2,246,920)	1,644,953
Net change in unrealized appreciation/depreciation on investments, short sales, unfunded loan commitments, purchased options, written options, forward foreign currency exchange contracts, foreign currency transactions, futures and swap contracts	(3,172,168)	89,739,585	2,279,573	2,155,215

Net increase in net assets resulting from operations	63,705,079	152,314,801	3,310,358	6,981,485

DISTRIBUTIONS TO SHAREHOLDERS
Institutional Class	(46,676,235)	(48,108,938)	(3,324,749)	(3,275,492)
Investor Class	(2,536,290)	(4,103,947)	(35,081)	(45,215)

Total distributions	(49,212,525)	(52,212,885)	(3,359,830)	(3,320,707)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold
Institutional Class	351,214,074	380,044,054	19,005,527	19,271,514
Institutional Class - converted from Investor Class[1]	—	—	810,031	—
Investor Class	28,022,624	57,502,328	161,427 [1]	1,244,466
Reinvested distributions
Institutional Class	45,242,271	46,210,824	3,317,733	3,274,704
Investor Class	2,524,113	4,089,226	35,081 [1]	45,215
Payment for shares redeemed
Institutional Class	(720,430,965)	(456,504,482)	(29,073,348)	(9,571,817)
Investor Class	(98,094,922)	(102,127,722)	(762,442)[1]	(456,372)
Investor Class - converted to Institutional Class[1]	—	—	(810,031)	—

Net increase (decrease) in net assets from capital share transactions	(391,522,805)	(70,785,772)	(7,316,022)	13,807,710

Total increase (decrease) in net assets	(377,030,251)	29,316,144	(7,365,494)	17,468,488
NET ASSETS:
Beginning of year	1,868,317,454	1,839,001,310	95,232,920	77,764,432

End of year	$1,491,287,203	$1,868,317,454	$87,867,426	$95,232,920

CAPITAL TRANSACTIONS IN SHARES
Institutional Class:
Sold	30,794,657	32,905,314	1,976,932	1,934,350
Sold - shares converted from Investor Class[1]	—	—	79,337	—
Reinvested distributions	4,028,911	3,991,976	346,829	327,520
Redeemed	(64,465,851)	(39,585,504)	(3,124,337)	(957,650)

Net increase (decrease) from capital share transactions	(29,642,283)	(2,688,214)	(721,239)	1,304,220

Investor Class:[1]
Sold	2,464,700	4,974,613	16,697	124,893
Reinvested distributions	226,045	353,030	3,668	4,519
Redeemed	(8,836,358)	(8,826,653)	(80,233)	(45,564)
Redeemed - shares converted to Institutional Class[1]	—	—	(79,259)	—

Net increase (decrease) from capital share transactions	(6,145,613)	(3,499,010)	(139,127)	83,848

[1]	Investor Class shares were converted into Institutional Class shares at the close of business on December 31, 2020.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	115

PartnerSelect Equity Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year

	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$17.54	$15.02	$19.10	$17.02	$16.08

Income from investment operations:
Net investment income (loss)[1]	(0.05)	0.08 [2]	(0.01)	(0.01)	0.13

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	3.45	4.03	(1.90)	3.61	1.81

Total income (loss) from investment operations	3.40	4.11	(1.91)	3.60	1.94

Less distributions:
From net investment income	—	(0.08)	—	—	(0.14)

From net realized gains	(2.32)	(1.51)	(2.17)	(1.52)	(0.86)

Total distributions	(2.32)	(1.59)	(2.17)	(1.52)	(1.00)

Net asset value, end of year	$18.62	$17.54	$15.02	$19.10	$17.02

Total return	19.52%	27.55%	(9.91)%	21.15%	11.98%

Ratios/supplemental data:
Net assets, end of year (millions)	$254.9	$286.3	$259.8	$339.5	$313.5

Ratios of total expenses to average net assets:
Before fees waived	1.35%[5]	1.35%[4]	1.29%[3]	1.27%[3]	1.27%[3]

After fees waived	1.23%[5,6]	1.24%[4,6]	1.17%[3,6]	1.15%[3,6]	1.17%[3,6]

Ratio of net investment income (loss) to average net assets	(0.29)%[5]	0.44%[2,4]	(0.08)%[3]	(0.07)%[3]	0.78%[3]

Portfolio turnover rate	56.91%	25.02%[7]	41.68%[7]	33.49%[7]	26.98%[7]

[1]	Calculated based on the average shares outstanding methodology.
[2]	Include non-cash distributions amounting to $0.06 per share and 0.33% of average daily net assets.
[3]	Includes Interest & Dividend expense of 0.00% of average net assets.
[4]	Includes Interest & Dividend expense of 0.03% of average net assets.
[5]	Includes Interest & Dividend expense of 0.01% of average net assets.
[6]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[7]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

116	Litman Gregory Funds Trust

PartnerSelect International Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year

	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$17.65	$13.94	$17.73	$14.77	$16.13

Income from investment operations:
Net investment income[1]	0.07	0.27 [4]	0.30 [3]	0.20 [2]	0.23

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	0.80	3.97	(3.99)	3.28	(0.98)

Total income (loss) from investment operations	0.87	4.24	(3.69)	3.48	(0.75)

Less distributions:
From net investment income	(0.40)	(0.53)	(0.10)	(0.52)	(0.61)

From net realized gains	—	—	—	—	—

Total distributions	(0.40)	(0.53)	(0.10)	(0.52)	(0.61)

Net asset value, end of year	$18.12	$17.65	$13.94	$17.73	$14.77

Total return	5.02%	30.45%	(20.80)%	23.61%	(4.61)%

Ratios/supplemental data:
Net assets, end of year (millions)	$326.7	$401.5	$368.6	$681.1	$621.3

Ratios of total expenses to average net assets:
Before fees waived	1.39%[5]	1.36%[5]	1.33%[5]	1.26%[6]	1.28%[5]

After fees waived	1.15%[5,7]	1.12%[5,7]	1.09%[5,7]	0.98%[6,7]	1.00%[5,7]

Ratio of net investment income to average net assets	0.49%[5]	1.65%[4,5]	1.74%[3,5]	1.18%[2,6]	1.51%[5]

Portfolio turnover rate	59.61%	45.48%[8]	35.15%[8]	41.90%[8]	43.84%[8]

[1]	Calculated based on the average shares outstanding methodology.
[2]	Include non-cash distributions amounting to $0.06 per share and 0.35% of average daily net assets.
[3]	Include non-cash distributions amounting to $0.05 per share and 0.29% of average daily net assets.
[4]	Include non-cash distributions amounting to $0.10 per share and 0.60% of average daily net assets.
[5]	Includes Interest & Dividend expense of 0.01% of average net assets.
[6]	Includes Interest & Dividend expense of 0.00% of average net assets.
[7]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[8]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	117

PartnerSelect Oldfield International Value Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the period

	Period Ended December 31,
	2020**
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment loss[1]	(0.01)

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	0.61

Total income from investment operations	0.60

Less distributions:
From net investment income	—

From net realized gains	—

Total distributions	—

Net asset value, end of period	$10.60

Total return	6.00	%+

Ratios/supplemental data:
Net assets, end of period (millions)	$11.2

Ratios of total expenses to average net assets:
Before fees waived	5.38	%*

After fees waived	0.94	%*

Ratio of net investment loss to average net assets	(0.94	)%*

Portfolio turnover rate	2.51	%+

+	Not annualized.
*	Annualized.
**	Commenced operations on November 30, 2020.
[1]	Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.

118	Litman Gregory Funds Trust

PartnerSelect SBH Focused Small Value Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the period

	Period Ended December 31, 2020**
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income[1]	0.01

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments	2.70

Total income from investment operations	2.71

Less distributions:
From net investment income	—

From net realized gains	—

Total distributions	—

Net asset value, end of period	$12.71

Total return	27.10	%+

Ratios/supplemental data:
Net assets, end of period (millions)	$36.8

Ratios of total expenses to average net assets:
Before fees waived	2.11	%*

After fees waived	1.15	%*

Ratio of net investment income to average net assets	0.23	%*

Portfolio turnover rate	27.18	%+

+	Not annualized.
*	Annualized.
**	Commenced operations on July 31, 2020.
[1]	Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	119

PartnerSelect Alternative Strategies Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year

	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$11.70	$11.08	$11.69	$11.45	$10.99

Income from investment operations:
Net investment income[1]	0.30	0.31 [2]	0.26	0.26	0.31

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments, foreign currency, short sales, options, futures and swap contracts	0.41	0.64	(0.51)	0.25	0.44

Total income (loss) from investment operations	0.71	0.95	(0.25)	0.51	0.75

Less distributions:
From net investment income	(0.38)	(0.33)	(0.36)	(0.27)	(0.29)

From net realized gains	—	—	—	—	—

Total distributions	(0.38)	(0.33)	(0.36)	(0.27)	(0.29)

Net asset value, end of year	$12.03	$11.70	$11.08	$11.69	$11.45

Total return	6.30%	8.52%	(2.08)%	4.51%	6.87%

Ratios/supplemental data:
Net assets, end of year (millions)	$1,417.1	$1,724.2	$1,663.7	$1,828.1	$1,368.9

Ratios of total expenses to average net assets:
Before fees waived	1.75%[7]	1.63%[6]	1.63%[5]	1.75%[4]	1.83%[3]

After fees waived	1.47%[7,8]	1.51%[6,8]	1.53%[5,8]	1.66%[4,8]	1.75%[3,8]

Ratio of net investment income to average net assets	2.60%[7]	2.70%[2,6]	2.26%[5]	2.25%[4]	2.78%[3]

Portfolio turnover rate[9]	193.98%	190.21%	197.04%	169.34%	142.24%

[1]	Calculated based on the average shares outstanding methodology.
[2]	Include non-cash distributions amounting to $0.02 per share and 0.20% of average daily net assets.
[3]	Includes Interest & Dividend expense of 0.28% of average net assets.
[4]	Includes Interest & Dividend expense of 0.20% of average net assets.
[5]	Includes Interest & Dividend expense of 0.07% of average net assets.
[6]	Includes Interest & Dividend expense of 0.05% of average net assets.
[7]	Includes Interest & Dividend expense of 0.14% of average net assets.
[8]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[9]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

120	Litman Gregory Funds Trust

PartnerSelect Alternative Strategies Fund – Investor Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year

	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$11.71	$11.10	$11.70	$11.46	$11.00

Income from investment operations:
Net investment income[1]	0.27	0.28 [2]	0.23	0.23	0.28

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments, foreign currency, short sales, options, futures and swap contracts	0.42	0.63	(0.50)	0.25	0.44

Total income (loss) from investment operations	0.69	0.91	(0.27)	0.48	0.72

Less distributions:
From net investment income	(0.34)	(0.30)	(0.33)	(0.24)	(0.26)

From net realized gains	—	—	—	—	—

Total distributions	(0.34)	(0.30)	(0.33)	(0.24)	(0.26)

Net asset value, end of year	$12.06	$11.71	$11.10	$11.70	$11.46

Total return	6.06%	8.22%	(2.32)%	4.14%	6.67%

Ratios/supplemental data:
Net assets, end of year (millions)	$74.2	$144.1	$175.3	$206.0	$179.8

Ratios of total expenses to average net assets:
Before fees waived	1.99%[7]	1.88%[6]	1.88%[5]	2.00%[4]	2.08%[3]

After fees waived	1.71%[7,8]	1.76%[6,8]	1.78%[5,8]	1.90%[4,8]	2.00%[3,8]

Ratio of net investment income to average net assets	2.36%[7]	2.44%[2,6]	2.01%[5]	2.01%[4]	2.54%[3]

Portfolio turnover rate[9]	193.98%	190.21%	197.04%	169.34%	142.24%

1	Calculated based on the average shares outstanding methodology.
2	Include non-cash distributions amounting to $0.02 per share and 0.20% of average daily net assets.
3	Includes Interest & Dividend expense of 0.28% of average net assets.
4	Includes Interest & Dividend expense of 0.20% of average net assets.
5	Includes Interest & Dividend expense of 0.07% of average net assets.
6	Includes Interest & Dividend expense of 0.05% of average net assets.
7	Includes Interest & Dividend expense of 0.14% of average net assets.
8	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
9	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	121

PartnerSelect High Income Alternatives Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year

	Year Ended December 31, 2020	Year Ended December 31, 2019	Period Ended December 31, 2018**
Net asset value, beginning of year	$10.06	$9.63	$10.00

Income from investment operations:
Net investment income[1]	0.37	0.36	0.07

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments, foreign currency, futures, options and swap contracts	0.16	0.44	(0.38)

Total income (loss) from investment operations	0.53	0.80	(0.31)

Less distributions:
From net investment income	(0.37)	(0.33)	(0.06)

From net realized gains	(0.01)	(0.04)	—

Total distributions	(0.38)	(0.37)	(0.06)

Net asset value, end of year	$10.21	$10.06	$9.63

Total return	5.62%	8.37%	(3.08	)%+

Ratios/supplemental data:
Net assets, end of year (millions)	$87.9	$93.8	$77.2

Ratios of total expenses to average net assets:
Before fees waived	1.72%[3]	1.39%[2]	1.34	%*

After fees waived	1.00%[3,4]	0.98%[2,4]	0.98	%*,4

Ratio of net investment income to average net assets	3.83%[3]	3.56%[2]	2.89	%*

Portfolio turnover rate	87.63%	90.51%[5]	125.92	%+,5

+	Not annualized.
*	Annualized.
**	Commenced operations on September 28, 2018.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes Interest & Dividend expense of 0.00% of average net assets.
[3]	Includes Interest & Dividend expense of 0.02% of average net assets.
[4]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[5]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

122	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization

Litman Gregory Funds Trust (the “Trust”) was organized as a Delaware business trust on August 1, 1996, and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. Effective August 1, 2011, The Masters’ Select Funds Trust changed its name to the Litman Gregory Funds Trust. The Trust consists of six separate series: PartnerSelect Equity Fund (formerly Litman Gregory Masters Equity Fund), PartnerSelect International Fund (formerly Litman Gregory Masters International Fund), PartnerSelect Oldfield International Value Fund (commenced operations on November 30, 2020), PartnerSelect SBH Focused Small Value Fund (commenced operations on July 31, 2020), PartnerSelect Alternative Strategies Fund (formerly Litman Gregory Masters Alternative Strategies Fund), and PartnerSelect High Income Alternatives Fund (formerly Litman Gregory Masters High Income Alternatives Fund) (each a “Fund” and collectively the “Funds”). Each Fund is diversified. PartnerSelect Smaller Companies Fund (formerly Litman Gregory Masters Smaller Companies Fund) was merged into PartnerSelect SBH Focused Small Value Fund at the close of business on October 15, 2020.

PartnerSelect Equity Fund (“Equity Fund”) seeks to increase the value of an investment in the Fund over the long-term by using the combined talents and favorite stock-picking ideas of five highly regarded portfolio managers (each “Managers” or “Sub-Advisors”). The Equity Fund offers one class of shares: Institutional Class. Investor Class shares were converted into Institutional Class shares at the close of business on April 29, 2019.

PartnerSelect International Fund (“International Fund”) seeks to increase the value of an investment in the Fund over the long-term by using the combined talents and favorite stock-picking ideas of four highly regarded international portfolio managers. The International Fund offers one class of shares: Institutional Class. Investor Class shares were converted into Institutional Class shares at the close of business on April 29, 2019.

PartnerSelect Oldfield International Value Fund (“Oldfield International Value Fund”) seeks long-term growth of capital; that is, the increase in the value of an investment in the Fund over the long-term by using the talents and favorite stock-picking ideas of an experienced, high quality portfolio manager. The Oldfield International Value Fund offers one class of shares: Institutional Class.

PartnerSelect SBH Focused Small Value Fund (“SBH Focused Small Value Fund”) seeks long-term growth of capital; that is, the increase in the value of an investment in the Fund over the long-term by engaging an experienced, high quality portfolio manager with favorite stock-picking ideas that can deliver a portfolio that is prudently diversified in terms of stocks and industries. The SBH Focused Small Value Fund offers one class of shares: Institutional Class.

PartnerSelect Alternative Strategies Fund (“Alternative Strategies Fund”) seeks to achieve long-term returns with lower risk and lower volatility than the stock market, and with relatively low correlation to stock and bond market indexes by using the combined talents and favorite stock and bond market indexes-picking ideas of five highly regarded portfolio managers. The Alternative Strategies Fund offers two classes of shares: Institutional Class and Investor Class shares. The Investor Class shares charge a 0.25% 12b-1 distribution fee to the shareholders of this class (see Note 4).

PartnerSelect High Income Alternatives Fund (“High Income Alternatives Fund”) seeks to generate a high level of current income from diverse sources, consistent with capital preservation over time, with capital appreciation a secondary objective, by using the combined talents and favorite stock and bond market indexes-picking ideas of three highly regarded portfolio managers. The High Income Alternatives Fund offers one class of shares: Institutional Class. Investor Class shares were converted into Institutional Class shares at the close of business on December 31, 2020.

Note 2 – Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A

Accounting Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services - Investment Companies.

B

Security Valuation. The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below. Investments in securities and derivatives traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading. Securities listed on the NASDAQ Global Market, the NASDAQ Global Select Market and the NASDAQ Capital Market are valued using the NASDAQ Official Closing Price. Securities traded on an exchange for which there have been no sales are valued at the mean between the closing bid and asked prices. Debt securities maturing within 60 days or less are valued at amortized cost unless the

Notes to Financial Statements	123

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Valuation Committee determines that amortized cost does not represent fair value. Securities for which market prices are not readily available or if a security’s value has materially changed after the close of the security’s primary market but before the close of trading on the New York Stock Exchange (“NYSE”), the securities are valued at fair value as determined in good faith by the Managers that selected the security for the Funds’ portfolio and the Trust’s Valuation Committee in accordance with procedures approved by the Board of Trustees (the “Board”). In determining fair value, the Funds take into account all relevant factors and available information. Consequently, the price of the security used by a Fund to calculate its net asset value may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining the fair value of a security. As a result, different mutual funds could reasonably arrive at a different value for the same security. For securities that do not trade during NYSE hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. Pricing services are used to obtain closing market prices and to compute certain fair value adjustments utilizing computerized pricing models. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

Investments in other funds are valued at their respective net asset values as determined by those funds in accordance with the 1940 Act.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates fair value.

Certain derivatives trade in the over-the-counter market. The Funds’ pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Funds’ net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

C

Senior Term Loans. The Alternative Strategies Fund and the High Income Alternatives Fund may invest in bank debt, which includes interests in loans to companies or their affiliates undertaken to finance a capital restructuring or in connection with recapitalizations, acquisitions, leveraged buyouts, refinancings or other financially leveraged transactions and may include loans which are designed to provide temporary or bridge financing to a borrower pending the sale of identified assets, the arrangement of longer-term loans or the issuance and sale of debt obligations. These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a corporate borrower and one or more financial institutions (“Lenders”), including banks. The Alternative Strategies Fund’s and the High Income Alternatives Fund’s investments may be in the form of participations in loans (“Participations”) or of assignments of all or a portion of loans from third parties (“Assignments”).

D

Unfunded Loan Commitments. The Alternative Strategies Fund and the High Income Alternatives Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedules of Investments.

E

Short Sales. Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When each Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. In addition, cash and certain investments in securities may be used to collateralize the securities sold short. Each day the securities sold short transaction is open, the liability to replace the borrowed security is marked to market and an unrealized gain or loss is recorded. While the transaction remains open, the Fund may also incur expenses for any dividends or interest which will be paid to the lender of the securities as well as a fee to borrow the delivered security. During the term of the short sale, the value of the securities pledged as collateral on short sales is required to exceed the value of the securities sold short. A gain, limited to the price at which each Fund sold

124	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. Each Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price.

F

Repurchase Agreements. Each Fund may enter into repurchase agreements through which the Fund acquires a security (the “underlying security”) from a seller, a well-established securities dealer or a bank that is a member of the Federal Reserve System. The bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest, at a later date, generally for a period of less than one week. It is the Trust’s policy that its Custodian takes possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities, including recorded interest, is sufficient to cover the value of the repurchase agreements. The Trust’s policy states that the value of the collateral is at least 102% of the value of the repurchase agreement. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by a Fund may be delayed or limited. At December 31, 2020, the Funds’ ongoing exposure to the economic return on repurchase agreements is shown on the Schedules of Investments in Securities.

G

Reverse repurchase agreements. The High Income Alternatives Fund may enter into reverse repurchase agreements with banks and brokers to enhance return. Under a reverse repurchase agreement a Fund sells portfolio assets subject to an agreement by that Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result may realize a loss on the transaction if the securities it sold are worth more than the purchase price it originally received from the buyer. Reverse repurchase agreements outstanding at the end of the period, if any, are shown on the Schedules of Investments. Cash received in exchange for securities transferred under reverse repurchase agreements are reflected as reverse repurchase agreements on the Statements of Assets and Liabilities.

H

Foreign Currency Translation. The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when each Fund’s net asset value is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Funds do not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency transactions gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

I

Forward Foreign Currency Exchange Contracts. The Funds may utilize forward foreign currency exchange contracts (“forward contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency transactions. The Funds record realized gains or losses at the time the forward contract is settled. These gains and losses are reflected on the Statements of Operations as realized gain (loss) on forward foreign currency exchange contracts. Counterparties to these forward contracts are major U.S. financial institutions (see Note 7).

J

Futures Contracts. The Alternative Strategies Fund and the High Income Alternatives Fund invest in financial futures contracts primarily for the purpose of hedging their existing portfolio securities, or securities that the Funds intend to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as variation margin, are made or received by a Fund each day, depending on the daily fluctuations in the fair value of the underlying security. Each Fund recognizes a gain or loss equal to the daily variation margin. If market conditions move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets (see Note 7).

K

Interest Rate Swaps. During the year ended December 31, 2020, the Alternative Strategies Fund and the High Income Alternatives Fund invested in interest rate swaps. An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at

Notes to Financial Statements	125

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the Over the counter (“OTC”) market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, and upfront payments, if any, are recorded as a receivable or payable for variation margin on the Statements of Assets and Liabilities (see Note 7).

L

Credit Default Swaps. During the year ended December 31, 2020, the Alternative Strategies Fund and the High Income Alternatives Fund entered into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate issuers or indexes or to create exposure to corporate issuers or indexes to which they are not otherwise exposed. In a credit default swap, the protection buyer makes a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation which may be either a single security or a basket of securities issued by corporate or sovereign issuers. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain (for protection written) or loss (for protection sold) in the Statements of Operations. In the case of credit default swaps where a Fund is selling protection, the notional amount approximates the maximum loss (see Note 7). For centrally cleared swaps the daily change in valuation, and upfront payments, if any, are recorded as a receivable or payable for variation margin on the Statements of Assets and Liabilities (see Note 7).

M

Total Return Swaps. During the year ended December 31, 2020, the Alternative Strategies Fund and the High Income Alternatives Fund invested in total return swaps. Total return swap is the generic name for any non-traditional swap where one party agrees to pay the other the “total return” of a defined underlying asset, usually in return for receiving a stream of London Interbank Offered Rate (“LIBOR”) based cash flows. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined portfolios of loans and mortgages. Total return swap is a mechanism for the user to accept the economic benefits of asset ownership without utilizing the Statement of Assets and Liabilities. The other leg of the swap, usually LIBOR, is a spread to reflect the non-Statement of Assets and Liabilities nature of the product. No notional amounts are exchanged with total return swaps. The total return receiver assumes the entire economic exposure - that is, both market and credit exposure - to the reference asset. The total return payer - often the owner of the reference obligation - gives up economic exposure to the performance of the reference asset and in return takes on counterparty credit exposure to the total return receiver in the event of a default or fall in value of the reference asset (see Note 7).

N

Purchasing Put and Call Options. Each Fund may purchase covered “put” and “call” options with respect to securities which are otherwise eligible for purchase by a Fund and with respect to various stock indices subject to certain restrictions. Each Fund will engage in trading of such derivative securities primarily for hedging purposes.

If a Fund purchases a put option, a Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for “American-style” options) or on the option expiration date (for “European-style” options). Purchasing put options may be used as a portfolio investment strategy when a portfolio manager perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a stock which it feels has strong fundamentals, but for some reason may be weak in the near term, a Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put’s strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, will be the amount by which a Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put’s strike price, the put will expire worthless, representing a loss of the price a Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

If a Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if a Fund has a short position in the underlying security and the security thereafter increases in price. Each Fund will exercise a call option only if the

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price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the call option has been purchased to hedge a short position of a Fund in the underlying security and the price of the underlying security thereafter falls, the profit a Fund realizes on the cover of the short position in the security will be reduced by the premium paid for the call option less any amount for which such option may be sold.

Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a “closing sale transaction,” which is accomplished by selling an option of the same series as the option previously purchased. Each Fund generally will purchase only those options for which a Manager believes there is an active secondary market to facilitate closing transactions (see Note 7).

Writing Call Options. Each Fund may write covered call options. A call option is “covered” if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of a Fund. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

Each Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. Each Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to a Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund (see Note 7).

Writing Put Options. Each Fund may write put options. By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire strike price of each option it sells, but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When the Fund writes a put option, it assumes the risk that it must purchase the underlying instrument at a strike price that may be higher than the market price of the instrument. If there is a broad market decline and the Fund is able to close out its written put options, it may result in substantial losses to the Fund.

Risks of Investing in Options. There are several risks associated with transactions in options on securities. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), with respect to qualification of a Fund as a regulated investment company.

O

Distributions to Shareholders. Distributions paid to shareholders are recorded on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The amount of dividends and distributions from net

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investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition – “temporary differences”), such amounts are reclassified within the capital accounts based on their federal tax-basis.

P

Income Taxes. The Funds intend to comply with the requirements of Subchapter M of the Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Accordingly, no provisions for federal income taxes are required. The Funds have reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years (as applicable) and as of December 31, 2020, and have determined that no provision for income tax is required in the Funds’ financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expenses in the Statements of Operations. During the year or period ended December 31, 2020, the Funds did not incur any interest or penalties. Foreign securities held by the Funds may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, net of any reclaims, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds’ invest.

Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to a Fund’s investments in certain jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders. Each Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based charges imposed by certain countries in which it invests. Taxes related to capital gains realized during the year or period ended December 31, 2020, if any, are reflected as part of net realized gain (loss) in the Statements of Operations.

Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of change in net unrealized appreciation (depreciation) in the Statements of Operations. Transaction-based charges are generally calculated as a percentage of the transaction amount.

The Funds may have previously filed for and/or may file for additional tax refunds with respect to certain taxes withheld by certain countries. Generally, the amount of such refunds that a Fund reasonably determines are collectible and free from significant contingencies are reflected in a Fund’s net asset value and are reflected as foreign tax reclaims receivable in the Statements of Assets and Liabilities. In certain circumstances, a Fund’s receipt of such refunds may cause the Fund and/or its shareholders to be liable for U.S. federal income taxes and interest charges.

Foreign taxes paid by each Fund may be treated, to the extent permissible by the Code (and other applicable U.S. federal tax guidance) and if that Fund so elects, as if paid by U.S. shareholders of that Fund.

Q

Security Transactions, Dividend and Interest Income and Expenses. Security transactions are accounted for on the trade date. Realized gains and losses on securities transactions are reported on an identified cost basis. Dividend income and, where applicable, related foreign tax withholding expenses are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Purchase discounts and premiums on fixed-income securities are accreted and amortized to maturity using the effective interest method and reflected within interest income on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income in the Statements of Operations. Many expenses of the Trust can be directly attributed to a specific Fund. Each Fund is charged for expenses directly attributed to it. Expenses that cannot be directly attributed to a specific Fund are allocated among the Funds in the Trust in proportion to their respective net assets or other appropriate method. Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses. Class specific expenses, such as 12b-1 expenses, are directly attributed to that specific class.

R

Restricted Cash. At December 31, 2020, the Alternative Strategies Fund and the High Income Alternatives Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Alternative Strategies Fund’s and the High Income Alternatives Fund’s Custodian as well as with brokers and is reflected in the Statements of Assets and Liabilities as deposits at brokers for securities sold short, futures, options, and swaps. Restrictions may include legally restricted deposits held as compensating balances against short-term borrowing arrangements or contracts entered into with others.

The Funds consider their investment in an Federal Deposits Insurance Corporation (“FDIC”) insured interest bearing savings account to be cash. The Funds maintain cash balances, which, at times, may exceed federally insured limits. The Funds maintain these balances with a high quality financial institution.

S

Restricted Securities. A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would typically bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds’ Board of Trustees. As of December 31, 2020, there were no restricted securities held in the Funds.

T

Illiquid Securities. Each Fund may not invest more than 15% of the value of its net assets in illiquid securities, including restricted securities that are not deemed to be liquid by the Sub-Advisors. The Advisor and the Sub-Advisors will monitor the amount of illiquid

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securities in a Fund’s portfolio, under the supervision of the Board, to ensure compliance with a Fund’s investment restrictions. In accordance with procedures approved by the Board, these securities may be valued using techniques other than market quotations, and the values established for these securities may be different than what would be produced through the use of another methodology or if they had been priced using market quotations. Illiquid securities and other portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time, and it is possible that a Fund would incur a loss because a portfolio security is sold at a discount to its established value.

U

Indemnification Obligations. Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Litman Gregory Fund Advisors, LLC (the “Advisor”). Under the terms of the Agreement, each Fund pays a monthly investment advisory fee to the Advisor at the annual rate below of the respective Fund’s average daily net assets before any fee waivers:

	Contractual Management Rate
Fund	First $450 million	Excess of $450 million	First $750 million	Excess of $750 million	First $1 billion	Excess of $1 billion	Between $1 and $2 billion	First $2 billion	Between $2 and $3 billion	Between $3 and $4 billion	Excess of $4 billion
Equity	—	—	1.10%	1.00%	—	—	—	—	—	—	—
International	—	—	—	—	1.10%	1.00%	—	—	—	—	—
Oldfield International Value	—	—	—	—	0.70%	0.70%	—	—	—	—	—
SBH Focused Small Value	1.00%	1.00%	—	—	—	—	—	—	—	—	—
Alternative Strategies	—	—	—	—	—	—	—	1.40%	1.30%	1.25%	1.20%
High Income Alternatives	—	—	—	—	0.95%	—	0.925%	—	0.90%	0.875%	0.85%
The Advisor engages sub-advisors to manage the Funds and pays the sub-advisors from its advisory fees.

Through April 30, 2022, the Advisor has contractually agreed to waive a portion of its advisory fees effectively reducing total advisory fees to approximately 0.98% of the average daily net assets of the Equity Fund, 0.87% of the average daily net assets of the International Fund, 1.12% of the average daily net assets of the Alternative Strategies Fund, and 0.80% of the average daily net assets of the High Income Alternatives Fund. Additionally, the Advisor has voluntarily agreed to waive its management fee on the daily cash values of the Funds not allocated to Managers. For the year or period ended December 31, 2020, the amount waived, contractual and voluntary, was $280,259, $693,838, $36,009, $85,492, $4,326,909, and $616,326 for Equity Fund, International Fund, Oldfield International Value Fund, SBH Focused Small Value Fund, Alternative Strategies Fund, and High Income Alternatives Fund, respectively. The Advisor has agreed not to seek recoupment of such waived fees. Through April 30, 2022, the Advisor has contractually agreed to waive a portion of its advisory fees and/or reimburse a portion of the High Income Alternatives Fund’s operating expenses (excluding any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, borrowing costs, (including commitment fees), dividend expenses, acquired fund fees and expenses and extraordinary expenses such as but not limited to litigation costs) to ensure that the total annual fund operating expenses after fee waiver and/or expense reimbursement for the Institutional Class will not exceed 0.98% of the average daily net assets, respectively. In addition, through April 30, 2022, the Advisor has contractually agreed to waive a portion of its advisory fees and/or reimburse a portion of the Oldfield International Value Fund and the SBH Focused Small Value Fund’s operating expenses (excluding any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, borrowing costs, (including commitment fees), dividend expenses, acquired fund fees and expenses and extraordinary expenses such as but not limited to litigation costs) to ensure that the total annual fund operating expenses after fee waiver and/or expense reimbursement for the Institutional Class will not exceed 0.94% and 1.15% of the average daily net assets, respectively. During the year or period ended December 31, 2020, the amount waived contractually pursuant to an Expense Limitation Agreement was $489,465, $36,009, and $85,492 for the High Income Alternatives Fund, Oldfield International Value Fund, and SBH Focused Small Value Fund, respectively. The Advisor may be reimbursed by each Fund no later than the end of the third fiscal year following the year of the waiver provided that such reimbursement does not cause each Fund’s expenses to exceed the expense limitation. The Advisor is waiving its right to recoup these fees and any fees waived in prior years.

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State Street Bank and Trust Company (“State Street”) serves as the Administrator, Custodian and Fund Accountant to the Funds.

DST Asset Manager Solutions, Inc. (“DST”) serves as the Funds’ Transfer Agent. The Funds’ principal underwriter is ALPS Distributors, Inc.

An employee of the Advisor serves as the Funds’ Chief Compliance Officer (“CCO”). The CCO receives no compensation from the Funds for his services, however, the Funds reimbursed the Advisor $69,230 for the year or period ended December 31, 2020 for the services of the CCO.

Loomis Sayles & Company, L.P. used their respective affiliated entity for purchases and sales of the Alternative Strategies Fund’s portfolio securities for the year ended December 31, 2020. There was no commissions paid for these transactions.

Wells Capital Management, Inc. used their respective affiliated entity for purchases and sales of the Equity Fund’s portfolio securities for the year ended December 31, 2020. There was no commissions paid for these transactions.

During the year ended December 31, 2020, each independent Trustee, within the meaning of the 1940 Act, was compensated by the Trust in the amount of $100,000.

Certain officers and Trustees of the Trust are also officers of the Advisor.

Note 4 – Distribution Plan

Certain Funds have adopted a Plan of Distribution (the “Plan”) dated February 25, 2009, as amended, pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Investor Classes of the Alternative Strategies Fund and High Income Alternatives Fund will compensate broker dealers or qualified institutions with whom each Fund has entered into a contract to distribute Fund shares (“Dealers”). Under the Plan, the amount of such compensation paid in any one year shall not exceed 0.25% annually of the average daily net assets of the Investor Classes, which may be payable as a service fee for providing recordkeeping, subaccounting, subtransfer agency and/or shareholder liaison services. Investor Class shares of the High Income Alternatives Fund were converted into Institutional Class shares of the Fund at the close of business on December 31, 2020. For the year ended December 31, 2020, the Alternative Strategies, and High Income Alternatives Funds’ Investor Classes incurred $237,394 and $2,468, respectively, pursuant to the Plan.

The Plan will remain in effect from year to year provided such continuance is approved at least annually by a vote either of a majority of the Trustees, including a majority of the non-interested Trustees, or a majority of a Fund’s outstanding shares.

Note 5 – Investment Transactions

The cost of securities purchased and the proceeds from securities sold for the year or period ended December 31, 2020, excluding short-term investments were as follows:

Fund	U.S. Gov’t Securities Purchases	Other Purchases	U.S. Gov’t Securities Sales	Other Sales
Equity Fund	$—	$132,843,805	$—	$186,950,660
International Fund	—	174,065,419	—	235,439,384
Oldfield International Value Fund	—	10,239,959	—	264,552
SBH Focused Small Value Fund	—	22,523,611	—	6,025,993
Alternative Strategies Fund	879,638,887	1,819,778,081	929,948,754	2,040,039,146
High Income Alternatives Fund	13,034,633	61,040,561	17,646,674	60,700,322

During the year ended December 31, 2020, there were several purchases and sales transactions made in accordance with the established procedures pursuant to Rule 17a-7 (the exemption of certain purchase or sale transactions between an investment company and certain affiliated persons thereof), arranged by DCI, LLC, on behalf of the Alternative Strategies Fund. The total of such purchases transactions were $2,643,336 and sales transactions were $23,768,847. Net realized loss for sales transactions was $1,926,705.

During the year ended December 31, 2020, there were several purchases and sales transactions made in accordance with the established procedures pursuant to Rule 17a-7 (the exemption of certain purchase or sale transactions between an investment company and certain affiliated persons thereof), arranged by Guggenheim Partners Investment Management, LLC, on behalf of the High Income Alternatives Fund. The total of such purchases transactions were $88,088 and sales transactions were $1,762,134. Net realized gain for sales transactions was $113,467.

Note 6 – Fair Value of Financial Investments

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 –	Quoted prices in active markets for identical securities.

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Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, foreign exchange rates, and fair value estimates for foreign securities indices).

Level 3 –	Significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments).

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, U.S. Treasury inflation protected securities, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services or sources. Independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The service providers’ internal models use inputs that are observable such as, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Repurchase agreements and reverse repurchase agreements are categorized as Level 2 of the fair value hierarchy.

Financial derivative instruments, such as foreign currency contracts, options contracts, futures, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers at the settlement price determined by the relevant exchange. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 1 or Level 2 of the fair value hierarchy.

The following tables provide the fair value measurements of applicable Fund assets and liabilities by level within the fair value hierarchy for each Fund as of December 31, 2020. These assets and liabilities are measured on a recurring basis.

Equity Fund

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Equity(a)
Common Stocks	$251,198,018	$—	$—	$251,198,018
Preferred Stock	5,758,998	—	—	5,758,998

Total Equity	256,957,016	—	—	256,957,016

Short-Term Investments
Repurchase Agreements	—	9,077,575	—	9,077,575

Total Investments in Securities	$256,957,016	$9,077,575	$—	$266,034,591

(a)	See Fund’s Schedule of Investments in Securities for sector classifications.

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International Fund

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs		Total
Equity
Common Stocks
Australia	$—	$4,958,919	$—		$4,958,919
Austria	—	4,683,328	—		4,683,328
Belgium	—	4,765,187	—		4,765,187
Bermuda	3,289,142	5,500,695	—		8,789,837
Canada	5,879,264	—	—		5,879,264
Cayman Islands	6,469,987	—	—		6,469,987
Denmark	—	5,054,450	—		5,054,450
Finland	—	6,845,452	—		6,845,452
France	2,588,444	53,133,218	—		55,721,662
Germany	—	16,009,941	—		16,009,941
Ireland	6,567,456	—	—		6,567,456
Israel	—	5,908,112	—		5,908,112
Japan	—	42,133,963	—		42,133,963
Mexico	8,830,561	—	—		8,830,561
Netherlands	—	24,415,185	—		24,415,185
Norway	—	2,553,869	—		2,553,869
South Africa	—	5,149,667	—		5,149,667
South Korea	—	2,037,312	—		2,037,312
Spain	—	11,775,338	1,619,298	**	13,394,636
Sweden	—	27,435,692	—		27,435,692
Switzerland	—	22,894,292	—		22,894,292
United Kingdom	—	46,049,689	—		46,049,689
Rights/Warrants
Switzerland	11,414	—	—		11,414

Total Equity	33,636,268	291,304,309	1,619,298	**	326,559,875

Short-Term Investments
Repurchase Agreements	—	2,461,773	—		2,461,773

Total Short-Term Investments	—	2,461,773	—		2,461,773

Total Investments in Securities	$33,636,268	$293,766,082	$1,619,298	**	$329,021,648

Other Financial Instruments*
Forward Foreign Currency Exchange Contracts	$(3,815)	$—	$—		$(3,815)

*

Other financial instruments are derivative instruments, such as futures, forward foreign currency exchange, swaps contracts and written options. Futures, forward foreign currency exchange and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument, while written options are valued at fair value.

**	Significant unobservable inputs were used in determining the value of portfolio securities for the International Fund.

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Oldfield International Value Fund

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Equity
Common Stocks
Brazil	$349,353	$—	$—	$349,353
Finland	—	416,846	—	416,846
France	—	475,782	—	475,782
Germany	—	1,847,595	—	1,847,595
Italy	—	377,945	—	377,945
Japan	—	2,545,673	—	2,545,673
Netherlands	—	651,741	—	651,741
South Korea	956,153	—	—	956,153
Switzerland	—	469,299	—	469,299
United Kingdom	—	2,057,878	—	2,057,878
Preferred Stock
Germany	—	381,931	—	381,931

Total Equity	1,305,506	9,224,690	—	10,530,196

Total Investments in Securities	$1,305,506	$9,224,690	$—	$10,530,196

SBH Focused Small Value Fund

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Equity(a)
Common Stocks	$34,678,195	$—	$—	$34,678,195

Total Equity	34,678,195	—	—	34,678,195

Total Investments in Securities	$34,678,195	$—	$—	$34,678,195

(a)	See Fund’s Schedule of Investments in Securities for sector classifications.

Alternative Strategies Fund

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs		Total
Equity(a)
Common Stocks	$423,902,393	$5,808,026	$2,371,234	**	$432,081,653
Preferred Stocks	4,239,146	1,611,931	328,388	**	6,179,465
Limited Partnerships	—	—	2,333,007	**	2,333,007

Total Equity	428,141,539	7,419,957	5,032,629	**	440,594,125

Rights/Warrants	478,047	56,781	—		534,828
Fixed Income
Asset-Backed Securities	—	127,775,658	316,958	**	128,092,616
Bank Loans	—	24,309,023	5,194,973	**	29,503,996
Convertible Bonds	—	16,684,418	—		16,684,418
Corporate Bonds	—	428,932,624	447,467	**	429,380,091
Government Securities & Agency Issue	—	3,123,810	—		3,123,810
Mortgage-Backed Securities	—	266,529,636	1,130,838	(1)	267,660,474
Municipal Bonds	—	1,442,562	—		1,442,562

Total Fixed Income	—	868,797,731	7,090,236	**	875,887,967

Notes to Financial Statements	133

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Alternative Strategies Fund (Continued)

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs		Total
Short-Term Investments
Repurchase Agreements	$—	$75,269,990	$—		$75,269,990
Treasury Bills	—	33,143,638	—		33,143,638

Total Short-Term Investments	—	108,413,628	—		108,413,628

Purchased Options	110,644	—	—		110,644

Total Investments in Securities	$428,730,230	$984,688,097	$12,122,865	**	$1,425,541,192

Fixed Income
Unfunded Loan Commitments	—	341,155	—		341,155

Total Investments in Securities in Assets	$428,730,230	$985,029,252	$12,122,865	**	$1,425,882,347

Securities Sold Short
Common Stocks	(61,651,301)	—	—		(61,651,301)
Exchange-Traded Funds	(3,517,132)	—	—		(3,517,132)
Corporate Bonds	—	(1,224,020)	—		(1,224,020)

Total Securities Sold Short	(65,168,433)	(1,224,020)	—		(66,392,453)

Total Investments in Securities in Liabilities	$(65,168,433)	$(1,224,020)	$—		$(66,392,453)

Other Financial Instruments*
Forward Foreign Currency Exchange Contracts	$(905,210)	$—	$—		$(905,210)
Futures	(110,875)	—	—		(110,875)
Swaps - Credit Default	—	(4,442,333)	—		(4,442,333)
Swaps - Total Return	—	(1,574,502)	—		(1,574,502)
Written Options	(59,873)	—	—		(59,873)

(a)	See Fund’s Schedule of Investments in Securities for sector classifications.

*

Other financial instruments are derivative instruments, such as futures, forward foreign currency exchange, swaps contracts and written options. Futures, forward foreign currency exchange and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument, while written options are valued at fair value.

**	Significant unobservable inputs were used in determining the value of portfolio securities for the Alternative Strategies Fund.

(1)

These securities were priced by a pricing service; however, the Advisor/Sub-Advisor used their fair value procedures based on other available inputs which more accurately reflected the current fair value of these securities.

There was $3,291,106 transferred from Level 2 to Level 3 in Alternative Strategies Fund. Securities transferred from Level 2 to Level 3 were due to inability to obtain pricing from approved vendors or obtain suitable other inputs.

There was $103,730 transferred from Level 1 to Level 3 in Alternative Strategies Fund. Securities transferred from Level 1 to Level 3 were due to inability to obtain pricing from approved vendors or obtain suitable other inputs.

There was $437,344 transferred from Level 3 to Level 2 in Alternative Strategies Fund. Securities transferred from Level 3 to Level 2 were due to the availability of reliable third party inputs.

There was $269,820 transferred from Level 3 to Level 1 in Alternative Strategies Fund. Securities transferred from Level 3 to Level 1 were due to the availability of market quotations for the securities from an approved price source.

There was $1,407,094 transferred from Level 0 to Level 3 in Alternative Strategies Fund. Security transferred from Level 0 to Level 3 was due to the application of a discount to NAV to determine fair value.

134	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

High Income Alternatives Fund

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Equity(a)
Common Stocks	$8,628,145	$—	$—	$8,628,145
Preferred Stocks	1,380,735	—	—	1,380,735
Closed-End Funds	539,286	—	—	539,286
Exchange-Traded Fund	193,382	—	—	193,382

Total Equity	10,741,548	—	—	10,741,548

Fixed Income
Asset-Backed Securities	—	17,085,367	—	17,085,367
Bank Loans	—	11,837,942	—	11,837,942
Corporate Bonds	—	23,915,285	—	23,915,285
Government Securities & Agency Issue	—	14,067,526	—	14,067,526
Mortgage-Backed Securities	—	4,806,398	—	4,806,398
Municipal Bond	—	5,225	—	5,225

Total Fixed Income	—	71,717,743	—	71,717,743

Short-Term Investments
Repurchase Agreements	—	3,925,554	—	3,925,554
Treasury Bills	—	59,989	—	59,989

Total Short-Term Investments	—	3,985,543	—	3,985,543

Purchased Options	—	134,773	—	134,773

Total Investments in Securities	$10,741,548	$75,838,059	$—	$86,579,607

Fixed Income
Unfunded Loan Commitments	—	134,947	—	134,947

Total Investments in Securities in Assets	$10,741,548	$75,973,006	$—	$86,714,554

Reverse Repurchase Agreements	—	(634,693)	—	(634,693)

Total Investments in Securities in Liabilities	$—	$(634,693)	$—	$(634,693)

Other Financial Instruments*
Forward Foreign Currency Exchange Contracts	$109,948	$—	$—	$109,948
Futures	(8,629)	—	—	(8,629)
Swaps - Interest Rate	—	(66,495)	—	(66,495)
Swaps - Credit Default	—	57,112	—	57,112
Swaps - Total Return	—	49,362	—	49,362
Written Options	(120,062)	—	—	(120,062)

(a)	See Fund’s Schedule of Investments in Securities for sector classifications.

*

Other financial instruments are derivative instruments, such as futures, forward foreign currency exchange, swaps contracts and written options. Futures, forward foreign currency exchange and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument, while written options are valued at fair value.

There was $206,510 transferred from Level 3 to Level 2 in High Income Alternatives Fund. Securities transferred from Level 3 to Level 2 were due to the availability of reliable inputs for the securities.

Notes to Financial Statements	135

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Note 7 – Other Derivative Information

At December 31, 2020, the Funds are invested in derivative contracts which are reflected in the Statements of Assets and Liabilities as follows:

International Fund
		Derivative Assets		Derivative Liabilities
Risk		Statements of Assets and Liabilities Location	Fair Value Amount	Statements of Assets and Liabilities Location	Fair Value Amount
Currency		Unrealized gain on forward foreign currency exchange contracts	$—	Unrealized loss on forward foreign currency exchange contracts	$(3,815)

Alternative Strategies Fund
		Derivative Assets		Derivative Liabilities
Risk		Statements of Assets and Liabilities Location	Fair Value Amount	Statements of Assets and Liabilities Location	Fair Value Amount
Currency		Unrealized gain on forward foreign currency exchange contracts	$239,097	Unrealized loss on forward foreign currency exchange contracts	$(1,144,307)
		Unrealized gain on futures contracts*	86,915	Unrealized loss on futures contracts*	(197,790)
Credit		Unrealized gain on swaps**	9,103,054	Unrealized loss on swaps**	(13,545,387)
Equity		Unrealized gain on swaps	18	Unrealized loss on swaps	(1,574,520)
		Investments in securities(1)	110,644	Written options	(59,873)

	Total		$9,539,728		$(16,521,877)

*  Includes cumulative appreciation/depreciation on futures contracts described previously. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

** Includes cumulative appreciation/depreciation on centrally cleared swaps.

(1)   The Statements of Assets and Liabilities location for “Purchased Options” is “Investments in securities”.

High Income Alternatives Fund
		Derivative Assets		Derivative Liabilities
Risk		Statements of Assets and Liabilities Location	Fair Value Amount	Statements of Assets and Liabilities Location	Fair Value Amount
Currency		Unrealized gain on forward foreign currency exchange contracts	$222,653	Unrealized loss on forward foreign currency exchange contracts	$(112,705)
Interest rate		Unrealized gain on swaps**	—	Unrealized loss on swaps**	(66,495)
		Unrealized gain on futures contracts*	—	Unrealized loss on futures contracts*	(8,629)
		Investments in securities(1)	134,773	Written options	—
Credit		Unrealized gain on swaps**	57,112	Unrealized loss on swaps**	—
Equity		Unrealized gain on swaps	49,362	Unrealized loss on swaps	—
		Investments in securities(1)	—	Written options	(120,062)

	Total		$463,900		$(307,891)

*  Includes cumulative appreciation/depreciation on futures contracts described previously. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

** Includes cumulative appreciation/depreciation on centrally cleared swaps.

(1)   The Statements of Assets and Liabilities location for “Purchased Options” is “Investments in securities”.

136	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

For the year ended December 31, 2020, the effect of derivative contracts in the Funds’ Statements of Operations were as follows:

International Fund

	Statements of Operations
Risk	Derivative Type	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Notional Amount
Currency	Forward foreign currency exchange contracts	$(602,930)	$793,027	998,748	(a)

(a)	Average notional values are based on the average of monthly end contract values for the year ended December 31, 2020.

Alternative Strategies Fund
	Statements of Operations
Risk		Derivative Type	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Notional Amounts/Average Contracts
Currency		Forward foreign currency exchange contracts	$(1,228,149)	$(291,716)	81,649,260	(a)
Interest rate		Future contracts	(6,359,469)	(623,179)	266,431,074	(b)
Credit		Swaps	19,024,825	(128,742)	1,366,066,854	(b)(c)
Equity		Swaps	638,521	(592,031)	165,461,445	(b)(c)
		Future contracts	2,023,608	—	2,136,874	(b)
		Purchased option contracts	566,280	(148,656)	1,487	(d)
		Written option contracts	(21,019)	27,811	167	(d)

	Total		$14,644,597	$(1,756,513)

(a)	Average notional values are based on the average of monthly end contract values for the year ended December 31, 2020.

(b)	Average notional values are based on the average of monthly end notional balances for the year ended December 31, 2020.

(c)	Notional amount is denoted in local currency.

(d)	Average contracts are based on the average of monthly end number of contracts for the year ended December 31, 2020.

High Income Alternatives Fund
	Statements of Operations
Risk		Derivative Type	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Notional Amounts/Average Contracts
Currency		Forward foreign currency exchange contracts	$156,150	$84,522	4,724,413	(a)
Interest rate		Swaps	(90,275)	22,455	2,996,833	(b)(c)
		Future contracts	23,028	(6,739)	3,549,276	(b)
		Purchased option contracts	—	95,286	29,000,000	(b)
Credit		Swaps	(11,414)	137,723	1,542,967	(b)(c)
Equity		Swaps	177,431	48,849	236,116	(b)(c)
		Written option contracts	202,439	83,301	62	(d)

	Total		$457,359	$465,397

(a)	Average notional values are based on the average of monthly end contract values for the year ended December 31, 2020.

(b)	Average notional values are based on the average of monthly end notional balances for the year ended December 31, 2020.

(c)	Notional amount is denoted in local currency.

(d)	Average contracts are based on the average of monthly end number of contracts for the year ended December 31, 2020.

The Funds are subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

Notes to Financial Statements	137

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

At December 31, 2020, Equity Fund, International Fund, Alternative Strategies Fund, and High Income Alternatives Fund had investments in repurchase agreements with a gross value of $9,077,575, $2,461,773, $75,269,990, and $3,925,554, respectively, which are reflected as repurchase agreements on the Statements of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2020.

For the year ended December 31, 2020, the High Income Alternatives Fund had outstanding reverse repurchase agreement balance for 274 days. The average amount of borrowings was $1,976,377 and the average interest rate was 0.74% during the 274 day period.

The following table summarizes open reverse repurchase agreements by counterparty which are subject to offset under Master Repurchase Agreements on a net basis as of December 31, 2020:

Counterparty	Reverse Repurchase Agreement	Collateral Pledged(1)	Net Amount(2)
Barclays Capital Plc	$(98,125)	$98,125	$—
BMO Capital Markets Corp.	(536,568)	536,568	—

	$(634,693)	$634,693	$—

(1)	Amount does not include excess collateral pledged.

(2)	Net amount represents the net amount payable due to the counterparty in the event of default.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements as of December 31, 2020
	Overnight and Continuous	Up to 30 Days	31- 90 Days	Greater than 90 Days	Total
Reverse Repurchase Agreements Corporate Bonds	$—	$—	$(432,815)	$(201,878)	$(634,693)
Gross amount of recognized liabilities for secured borrowing transactions					$(634,693)

The following tables represent the disclosure for derivative instruments related to offsetting assets and liabilities for each of the Funds as of December 31, 2020:

International Fund
	Derivative Assets					Derivative Liabilities
Counterparty	Purchased Options	Futures	Swaps	Forward Currency Contracts	Total	Futures	Swaps	Forward Currency Contracts	Written Options	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged	Net Amount
State Street Bank and Trust Company	$—	$—	$—	$—	$—	$—	$—	$(3,815)	$—	$(3,815)	$(3,815)	$—	$(3,815)

Alternative Strategies Fund
	Derivative Assets					Derivative Liabilities
Counterparty	Purchased Options	Futures(1)	Swaps(2)	Forward Currency Contracts	Total	Futures(1)	Swaps(2)	Forward Currency Contracts	Written Options	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged	Net Amount
Bank of America N.A.	$—	$—	$—	$—	$—	$—	$—	$(63,727)	$—	$(63,727)	$(63,727)	$—	$(63,727)
Barclays Bank Plc	—	—	—	—	—	—	(142,772)	(16,257)	—	(159,029)	(159,029)	—	(159,029)
Citigroup Global Markets, Inc.	—	86,915	—	—	86,915	(192,859)	—	—	—	(192,859)	(105,944)	—	(105,944)
Deutsche Bank AG	—	—	—	—	—	—	—	(27,663)	—	(27,663)	(27,663)	—	(27,663)
Goldman Sachs & Co.	6,564	—	—	—	6,564	—	—	—	—	—	6,564	—	6,564
HSBC Holdings Plc	—	—	—	—	—	—	—	(15,769)	—	(15,769)	(15,769)	—	(15,769)
JPMorgan Chase Bank N.A.	—	—	230,767	64,267	295,034	(4,931)	(1,879,542)	(357,058)	—	(2,241,531)	(1,946,497)	425,000	(1,521,497)
Morgan Stanley & Co.	104,080	—	18	154,269	258,367	—	—	(499,911)	(59,873)	(559,784)	(301,417)	301,417	—
Standard Chartered Bank	—	—	—	20,561	20,561	—	—	(163,922)	—	(163,922)	(143,361)	—	(143,361)

Total	$110,644	$86,915	$230,785	$239,097	$667,441	$(197,790)	$(2,022,314)	$(1,144,307)	$(59,873)	$(3,424,284)	$(2,756,843)	$726,417	$(2,030,426)

138	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

(1)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilites.

(2)

Does not include the unrealized appreciation (depreciation) of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statements of Assets and Liabilities.

High Income Alternatives Fund
	Derivative Assets					Derivative Liabilities
Counterparty	Purchased Options	Futures(1)	Swaps(2)	Forward Currency Contracts	Total	Futures(1)	Swaps(2)	Forward Currency Contracts	Written Options	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged	Net Amount
Bank of America N.A.	$55,310	$—	$49,362	$—	$104,672	$—	$—	$(7,125)	$—	$(7,125)	$97,547	$(97,547)	$—
Citibank N.A.	—	—	—	90	90	—	—	(21,659)	—	(21,659)	(21,569)	—	(21,569)
Goldman Sachs & Co.	—	—	—	—	—	(8,629)	—	—	—	(8,629)	(8,629)	—	(8,629)
Goldman Sachs International	34,209	—	—	170,823	205,032	—	—	(70,426)	—	(70,426)	134,606	—	134,606
JPMorgan Chase Bank N.A.	—	—	—	51,740	51,740	—	—	(13,495)	—	(13,495)	38,245	—	38,245
Morgan Stanley & Co.	45,254	—	—	—	45,254	—	—	—	—	—	45,254	—	45,254
UBS Securities LLC	—	—	—	—	—	—	—	—	(120,062)	(120,062)	(120,062)	—	(120,062)

Total	$134,773	$—	$49,362	$222,653	$406,788	$(8,629)	$—	$(112,705)	$(120,062)	$(241,396)	$165,392	$(97,547)	$67,845

(1)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilites.

(2)

Does not include the unrealized appreciation (depreciation) of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statements of Assets and Liabilities.

Note 8 – Income Taxes and Distributions to Shareholders

As of December 31, 2020, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Equity Fund	International Fund	Oldfield International Value Fund	SBH Focused Small Value Fund
Tax cost of Investments and derivatives	$166,050,513	$264,200,413	$9,986,960	$28,050,001
Gross Tax Unrealized Appreciation	101,778,699	74,049,290	592,069	6,737,883
Gross Tax Unrealized Depreciation	(1,794,621)	(9,230,474)	(48,833)	(109,689)

Net Tax unrealized appreciation (depreciation) on investments and derivatives	99,984,078	64,818,816	543,236	6,628,194
Net Tax unrealized appreciation (depreciation) on foreign currency	20,042	72,745	(36)	—

Net Tax unrealized appreciation (depreciation)	100,004,120	64,891,561	543,200	6,628,194

Undistributed Ordinary Income	929,750	—	24,170	20,944

Undistributed Long-Term Capital Gains	5,026,013	—	—	—

Capital Loss Carry Forwards	—	(63,478,502)	—	(2,824,560)

Late Year Ordinary Loss Deferral	—	(24,861)	—	—

Other Accumulated Gains	—	—	—	—

Total accumulated earnings	$105,959,883	$1,388,198	$567,370	$3,824,578

Notes to Financial Statements	139

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

	Alternative Strategies Fund	High Income Alternatives Fund
Tax cost of Investments and derivatives	$1,284,295,072	$83,075,573
Gross Tax Unrealized Appreciation	148,321,094	4,436,312
Gross Tax Unrealized Depreciation	(75,122,346)	(1,584,104)

Net Tax unrealized appreciation (depreciation) on investments and derivatives	73,198,748	2,852,208
Net Tax unrealized appreciation (depreciation) on foreign currency	(220,468)	—

Net Tax unrealized appreciation (depreciation)	72,978,280	2,852,208

Undistributed Ordinary Income	7,452,853	112,748

Undistributed Long-Term Capital Gains	—	—

Capital Loss Carry Forward	—	(2,112,136)

Late Year Ordinary Loss Deferral	—	—

Straddle Loss Deferral and Reversal	(3,209,899)	—

Other Accumulated Losses	(37,329)	(3,396)

Total accumulated earnings	$77,183,905	$849,424

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales, forward foreign currency exchange contracts, futures contracts, options contracts, swap contracts, passive foreign investment company adjustments, partnership basis adjustments, organizational expenses, and constructive sales.

For the year or period ended December 31, 2020, capital loss carry over used in current year was as follows:

Fund	Capital Loss Carryover Utilized
Alternative Strategies Fund	$19,986,550
SBH Focused Small Value Fund	127,850

The capital loss carry forwards for each of the following Funds were as follows:

	International Fund	SBH Focused Small Value Fund	High Income Alternatives Fund
Capital Loss Carryforwards
Perpetual Short-Term	$(40,538,284)	$(552,542)	$(317,499)
Perpetual Long-Term	(22,940,218)	(2,272,018)	(1,794,637)

Total	$(63,478,502)	$(2,824,560)	$(2,112,136)

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year or period ended December 31, 2020, the following table shows the reclassifications made:

Fund	Accumulated Distributable Earnings (Deficit)	Paid In Capital
Equity Fund*	$(4,230,163)	$4,230,163
International Fund*	14,375	(14,375)
Oldfield International Value Fund*	—	—
SBH Focused Small Value Fund*	(3,276,315)	3,276,315
Alternative Strategies Fund*	1,717	(1,717)
High Income Alternatives Fund*	(3,422)	3,422

*	The permanent differences primarily relate to merger adjustments, equalization adjustments, and tax treatment of partnerships.

140	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

The tax composition of dividends (other than return of capital dividends), for the year or period ended December 31, 2020 and the year ended December 31, 2019 were as follows:

	2020		2019
Fund	Ordinary Income	Long-Term Capital Gain	Ordinary Income	Long-Term Capital Gain
Equity Fund	$2,151,524	$27,559,758	$1,231,485	$23,579,152
International Fund	7,295,729	—	11,877,156	—
Alternative Strategies Fund	49,212,525	—	52,212,885	—
High Income Alternatives Fund	3,267,722	92,108	3,055,538	265,169

The Funds did not have any unrecognized tax benefits at December 31, 2020, nor were there any increases or decreases in unrecognized tax benefits for the year or period ended December 31, 2020. The Funds are subject to examination by the U.S. federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

Note 9 – Line of Credit

The Trust has an unsecured, uncommitted $75,000,000 line of credit with the Custodian, for the Equity Fund, International Fund, SBH Focused Small Value Fund and High Income Alternatives Fund (the “Four Funds”) expiring on April 30, 2021. Borrowings under this agreement bear interest at the higher of the overnight federal funds rate and daily one month LIBOR plus a spread of 1.00% per annum. There is no annual commitment fee on the uncommitted line of credit. There was $25,000 annual administrative fee charged at the May 1, 2020 renewal. The Trust also has a secured, uncommitted $125,000,000 line of credit for the Alternative Strategies Fund with the Custodian, expiring on July 22, 2021. There is no annual commitment fee but, a non-refundable up-front fee of $50,000 paid for each yearly amendment. The line of credit is secured by a general security interest in substantially all of the Alternative Strategies Fund’s assets. Borrowings under this agreement bear interest at the higher of the overnight federal funds rate and one-month LIBOR plus a spread of 1.25% per annum.

Amounts outstanding to the Four Funds under the Facility at no time shall exceed in the aggregate at any time the least of (a) $75,000,000; (b) 10% of the value of the total assets of each Fund less such Fund’s total liabilities not represented by senior securities less the value of any assets of the Fund pledged to, or otherwise segregated for the benefit of a party other than the Bank and in connection with a liability not reflected in the calculation of the Fund’s total liabilities. Amounts outstanding for the Alternative Strategies Fund at no time shall exceed in the aggregate at any time the lesser of the (a) Borrowing Base, (b) the Facility amount of $125,000,000 and (c) should not have an aggregate amount of outstanding senior securities representing indebtedness the least of (i) 33 1/3% of the Alternative Strategies Fund’s net assets and (ii) the maximum amount that the Fund would be permitted to incur pursuant to applicable law.

For the year ended December 31, 2020, the interest expense was $6,797 for Equity Fund, $9,346 for International Fund, $161,634 for Alternative Strategies Fund, and $2,528 for High Income Alternatives Fund. For the period ended December 31, 2020, there were no borrowings for SBH Focused Small Value Fund, and there was no balance outstanding at the end of the period. There was no balance outstanding at December 31, 2020 for the Alternative Strategies Fund and High Income Alternatives Fund. The outstanding balance at December 31, 2020 for the Equity Fund and the International Fund was $11,600,000 and $4,500,000, respectively. The average borrowing for the year ended December 31, 2020 for the Equity Fund for the period the line was drawn was $3,472,131, at an average borrowing rate of 1.1624%. The average borrowing for the year ended December 31, 2020 for the International Fund for the period the line was drawn was $6,597,222, at an average borrowing rate of 1.3372%. The average borrowing for the year ended December 31, 2020 for the Alternative Strategies Fund for the period the line was drawn was $49,050,847, at an average borrowing rate of 1.9080%. The average borrowing for the year ended December 31, 2020 for the High Income Alternatives Fund for the period the line was drawn was $2,000,000, at an average borrowing rate of 1.902%. During the year ended December 31, 2020, the maximum borrowing was $15,000,000, $9,500,000, $64,000,000, and $2,000,000 for the Equity Fund, International Fund, Alternative Strategies Fund and High Income Alternatives Fund, respectively.

Note 10 – Principal Risks

Below are summaries of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s net asset value, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read a Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.

•

Asset-Backed Securities Risk. This is the risk that the impairment of the value of the collateral underlying a security in which the High Income Alternatives Fund invests, such as the non-payment of loans, will result in a reduction in the value of the security. The value of these securities may also fluctuate in response to the market’s perception of the value of issuers or collateral.

•

Below Investment-Grade Fixed Income Securities Risk. This is the risk of investing in below investment-grade fixed income securities (also known as “junk bonds”), which may be greater than that of higher rated fixed income securities. These securities are rated Ba1

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through C by Moody’s Investors Service (“Moody’s”) or BB+ through D by Standard & Poor’s Rating Group (“S&P”) (or comparably rated by another nationally recognized statistical rating organization), or, if not rated by Moody’s or S&P, are considered by the sub-advisors to be of similar quality. These securities have greater risk of default than higher rated securities. The market value of these securities is more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain. There is no limit to the Alternative Strategies Fund’s ability to invest in below investment-grade fixed income securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in below investment-grade fixed income securities.

•	Capital Structure Arbitrage Risk. The perceived mispricing identified by the sub-advisor may not disappear or may even increase, in which case losses may be realized.

•

Collateral Risk. If the Alternative Strategies Fund and High Income Alternatives Fund’s financial instruments are secured by collateral, the issuer may have difficulty liquidating the collateral and/or the Fund may have difficulty enforcing its rights under the terms of the securities if an issuer defaults. Collateral may be insufficient or the Fund’s right to the collateral may be set aside by a court. Collateral will generally consist of assets that may not be readily liquidated, including for example, equipment, inventory, work in the process of manufacture, real property and payments to become due under contracts or other receivable obligations. There is no assurance that the liquidation of those assets would satisfy an issuer’s obligations under a financial instrument. Non-affiliates and affiliates of issuers of financial instruments may provide collateral in the form of secured and unsecured guarantees and/or security interests in assets that they own, which may also be insufficient to satisfy an issuer’s obligations under a financial instrument.

•

Collateralized Loan Obligations and Collateralized Debt Obligations Risk. Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Alternative Strategies Fund and High Income Alternatives Fund’s investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.

Collateralized debt obligations (“CDOs”) are structured similarly to CLOs and bear the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than loans including securities (such as other asset-backed securities), synthetic instruments or bonds and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. For example, CDOs that obtain their exposure through synthetic investments entail the risks associated with derivative instruments.

•

Communications Services Sector Risk. A Fund may invest a portion of its assets in the communications services sector. Media and communications companies may be significantly affected by product and service obsolescence due to technological advancement or development, competitive pressures, substantial capital requirements, fluctuating demand and changes in regulation.

•

Consumer Discretionary Sector Risk. A Fund may invest a portion of its assets in the consumer discretionary sector. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.

•

Convertible Arbitrage Risk. Arbitrage strategies involve engaging in transactions that attempt to exploit price differences of identical, related or similar securities on different markets or in different forms. A Fund may realize losses or reduced rate of return if underlying relationships among securities in which investment positions are taken change in an adverse manner or a transaction is unexpectedly terminated or delayed. Trading to seek short-term capital appreciation can be expected to cause the Fund’s portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company, resulting in higher transaction costs and additional capital gains tax liabilities.

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Convertible Securities Risk. This is the risk that the market value of convertible securities may fluctuate due to changes in, among other things, interest rates; other general economic conditions; industry fundamentals; market sentiment; the issuer’s operating results, financial statements, and credit ratings; and the market value of the underlying common or preferred stock.

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Credit Risk. This is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty of a derivatives contract or other transaction, is unable or unwilling (or is perceived to be unable or unwilling) to make timely payment of principal and/or interest, or to otherwise honor its obligations.

•

Currency Risk. This is the risk that investing in foreign currencies may expose the Fund to fluctuations in currency exchange rates and that such fluctuations in the exchange rates may negatively affect an investment related to a currency or denominated in a foreign

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currency. The Alternative Strategies Fund may invest in foreign currencies for investment and hedging purposes. All of the Funds may invest in foreign currencies for hedging purposes.

•

Cybersecurity Risk. Information and technology systems relied upon by the Funds, the Advisor, the sub-advisors, the Funds’ service providers (including, but not limited to, Fund accountants, custodians, transfer agents, administrators, distributors and other financial intermediaries) and/or the issuers of securities in which a Fund invests may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, security breaches, usage errors, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. Although the Advisor has implemented measures to manage risks relating to these types of events, if these systems are compromised, become inoperable for extended periods of time or cease to function properly, significant investment may be required to fix or replace them. The failure of these systems and/or of disaster recovery plans could cause significant interruptions in the operations of the Funds, the Advisor, the sub-advisors, the Funds’ service providers and/or issuers of securities in which a Fund invests and may result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to investors (and the beneficial owners of investors). Such a failure could also harm the reputation of the Funds, the Advisor, the sub-advisors, the Funds’ service providers and/or issuers of securities in which a Fund invests, subject such entities and their respective affiliates to legal claims or otherwise affect their business and financial performance.

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Debt Securities Risk. This is the risk that the value and liquidity of debt securities may be reduced under certain circumstances. The value of debt securities can fluctuate in response to issuer activity and changes in general economic and credit market conditions, including changes in interest rates. In recent years, dealer capacity in the debt and fixed income markets appears to have undergone fundamental changes, including a reduction in dealer market-making capacity. These changes have the potential to decrease substantially liquidity and increase volatility in the debt and fixed income markets.

•

Derivatives Risk. This is the risk that an investment in derivatives may not correlate completely to the performance of the underlying securities and may be volatile and that the insolvency of the counterparty to a derivative instrument could cause the Fund to lose all or substantially all of its investment in the derivative instrument, as well as the benefits derived therefrom.

•

Options Risk. This is the risk that an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves and may be subject to a complete loss of the amounts paid as premiums to purchase the options.

•

Futures Contracts Risk. This is the risk that an investment in futures contracts may be subject to losses that exceed the amount of the premiums paid and may subject the Fund’s net asset value to greater volatility.

•

P-Notes Risk. This is the risk that the performance results of P-Notes will not replicate exactly the performance of the issuers or markets that the P-Notes seek to replicate. Investments in P-Notes involve risks normally associated with a direct investment in the underlying securities as well as additional risks, such as counterparty risk.

•

Swaps Risk. Risks inherent in the use of swaps include: (1) swap contracts may not be assigned without the consent of the counterparty; (2) potential default of the counterparty to the swap; (3) absence of a liquid secondary market for any particular swap at any time; and (4) possible inability of the Fund to close out the swap transaction at a time that otherwise would be favorable for it to do so.

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Distressed Companies Risk. A Fund may invest a portion of its assets in securities of distressed companies. Debt obligations of distressed companies typically are unrated, lower rated, in default or close to default and may be difficult to value accurately or may become worthless.

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Emerging Markets Risk. A Fund may invest a portion of its assets in emerging market countries. Emerging market countries are those with immature economic and political structures, and investing in emerging markets entails greater risk than in developed markets. Such risks could include those related to government dependence on a few industries or resources, government-imposed taxes on foreign investment or limits on the removal of capital from a country, unstable government, and volatile markets.

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Equity Securities Risk. This is the risk that the value of equity securities may fluctuate, sometimes rapidly and unpredictably, due to factors affecting the general market, an entire industry or sector, or particular companies. These factors include, without limitation, adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment; increases in production costs; and significant management decisions. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

•

Event-Driven Risk. Event-driven strategies seek to profit from the market inefficiencies surrounding market events, such as mergers, acquisitions, asset sales, restructurings, refinancings, recapitalizations, reorganizations or other special situations. Event-driven investing involves attempting to predict the outcome of a particular transaction as well as the optimal time at which to commit capital to it. Event-driven opportunities involve difficult legal as well as financial analysis, as some of the principal impediments to the consummation of major corporate events are often legal or regulatory rather than economic. In addition, certain of the securities issued

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in the context of major corporate events include complex call, put and other features, and it is difficult to precisely evaluate the terms and embedded option characteristics of these securities. A Fund may take both long and short positions in a wide range of securities, derivatives and other instruments in implementing its event-driven strategies.

•

Financial Sector Risk. A Fund may invest a portion of its assets in the financial services sector and, therefore, the performance of the Fund could be negatively impacted by events affecting this sector, including changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt and the availability and cost of capital.

•

Foreign Investment and Emerging Markets Risks. This is the risk that an investment in foreign (non-U.S.) securities may cause the Funds to experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to factors such as currency conversion rate fluctuations, currency blockages, political and economic instability, differences in financial reporting, accounting and auditing standards, nationalization, expropriation or confiscatory taxation, and smaller and less-strict regulation of securities markets. These risks are greater in emerging markets. There is no limit to the Alternative Strategies Fund’s ability to invest in emerging market securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in emerging market securities; however, some Funds may invest a portion of their assets in stocks of companies based outside of the United States.

•

Healthcare Sector Risk. A Fund may invest a portion of its assets in the healthcare sector. The profitability of companies in the healthcare sector may be adversely affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.

•

Industrial Sector Risk. A Fund may invest a portion of its assets in the industrial sector. Companies in the industrial sector could be affected by, among other things, government regulation, world events and global economic conditions, insurance costs, and labor relations issues.

•

Interest Rate Risk. This is the risk that debt securities will decline in value because of changes in interest rates. A Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.

•

Investment Selection Risk. The specific investments held in the Fund’s investment portfolio may underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of a portfolio manager’s choice of securities.

•

Investment in Investment Companies Risk. This is the risk that investing in other investment companies, including ETFs, CEFs, BDCs, unit investment trusts and open-end funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the High Income Alternatives Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF’s shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF’s shares. BDCs may carry risks similar to those of a private equity or venture capital fund. BDC company securities are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. BDCs usually trade at a discount to their net asset value because they invest in unlisted securities and have limited access to capital markets. Shares of CEFs also frequently trade at a discount to their net asset value for those and other reasons.

•

Investments in Loan Risk. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. The High Income Alternatives Fund’s investments in loans can also be difficult to value accurately and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund is also subject to the risk that the value of the collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments or become insolvent. Participations in loans may subject the Fund to the credit risk of both the borrower and the issuer of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the issuer of the participations. Transactions in loans are often subject to long settlement periods, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. In addition, many banks have been weakened by the recent financial crisis, and it may be difficult for the Fund to obtain an accurate picture of a lending bank’s financial condition.

•

Large Shareholder Purchase and Redemption Risk. This is the risk that a Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly,

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large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

•

Leverage Risk. This is the risk that leverage may cause the effect of an increase or decrease in the value of the Alternative Strategies Fund’s portfolio securities to be magnified and the Fund to be more volatile than if leverage was not used. Leverage may result from certain transactions, including the use of derivatives and borrowing. Under normal circumstances, the Alternative Strategies Fund may borrow amounts up to one third of the value of its total assets except that it may exceed this limit to satisfy redemption requests or for other temporary purposes.

•

LIBOR Risk. LIBOR is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. For example, debt securities in which a Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. A Fund’s derivative investments may also reference LIBOR. In addition, issuers of instruments in which a Fund invests may obtain financing at floating rates based on LIBOR, and a Fund may use leverage or borrowings based on LIBOR. In July 2017, the head of the United Kingdom Financial Conduct Authority announced the intention to phase out the use of LIBOR by the end of 2021. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement reference rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR.

•

Market Risk. As with all mutual funds that invest in common stocks, the value of an individual’s investment will fluctuate daily in response to the performance of the individual stocks held in a Fund. The stock market has been subject to significant volatility recently, which has increased the risks associated with an investment in a Fund.

•

Market Volatility Associated with COVID-19. The financial markets have recently been impacted by the outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19, which was first detected in China in December 2019 and has spread internationally. This coronavirus has resulted in international border closings, enhanced health screenings, expanded healthcare services and expenses, quarantines and other restrictions on business and personal activities, cancellations, disruptions to supply chains and consumer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown and it may exacerbate other risks that apply to the Fund, including political, social and economic risks. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund.

•

Materials Sector Risk. A Fund may invest a portion of its assets in the materials sector. Many companies in this sector are significantly affected by the level and volatility of commodity prices, the exchange value of the U.S. dollar, import controls, worldwide competition, environmental policies and consumer demand. At times, worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, technical progress, labor relations, and government regulations.

•	Merger Arbitrage Risk. This is the risk that a proposed reorganization in which the Alternative Strategies Fund invests may be renegotiated or terminated.

•

Mortgage-Backed Securities Risk. This is the risk of investing in mortgaged-backed securities, which includes interest rate risk, prepayment risk and the risk of defaults on the mortgage loans underlying these securities.

•

Multi-Style Management Risk. Because portions of a Fund’s assets are managed by different portfolio managers using different styles, the Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities, which may lead to higher transaction expenses compared to a Fund using a single investment management style.

•

Municipal Securities Risk. Municipal securities can be significantly affected by litigation, political or economic events, as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Municipal securities backed by current or anticipated revenues from specific projects or assets can be negatively affected by the inability of the issuer to collect revenues for the projects or from the assets.

•

Portfolio Turnover Risk. This is the risk that a Fund may experience high portfolio turnover rates as a result of its investment strategies. High portfolio turnover rates may indicate higher transaction costs and may result in higher taxes when shares of a Fund are held in a taxable account as compared to shares in investment companies that hold investments for a longer period. High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which may result in adverse tax consequences to a Fund’s shareholders as compared to shares in investment companies that hold investments for a longer period.

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•

Short Sale Risk. This is the risk that the value of a security the Alternative Strategies Fund sells short does not go down as expected. The risk of loss is theoretically unlimited if the value of the security sold short continues to increase. In addition, short sales may cause the Alternative Strategies Fund to be compelled, at a time disadvantageous to it, to buy the security previously sold short, thus resulting in a loss. To meet current margin requirements, the Alternative Strategies Fund is required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short.

•

Smaller Companies Risk. A Fund may invest a portion of its assets in the securities of small- and mid-sized companies. Securities of small and mid-cap companies are generally more volatile and less liquid than the securities of large-cap companies. This is because smaller companies may be more reliant on a few products, services or key personnel, which can make it riskier than investing in larger companies with more diverse product lines and structured management.

•

Special Situations Risk. Investments in special situations (undervalued equities, merger arbitrage situations, distressed companies, etc.) may involve greater risks when compared to other investments a Fund may make due to a variety of factors. For example, mergers, acquisitions, reorganizations, liquidations or recapitalizations may fail or not be completed on the terms originally contemplated, and expected developments may not occur in a timely manner, if at all.

•

Technology Investment Risk. A Fund may invest a portion of its assets in the technology sector, which is a very volatile segment of the market. The nature of technology is that it is rapidly changing. Therefore, products or services that may initially look promising may subsequently fail or become obsolete. In addition, many technology companies are younger, smaller and unseasoned companies which may not have established products, an experienced management team, or earnings history.

•

Unfavorable Tax Treatment Risk. This is the risk that a material portion of the Alternative Strategies Fund’s return could be in the form of net investment income or short-term capital gains, some of which may be distributed to shareholders and taxed at ordinary income tax rates. Therefore, shareholders may have a greater need to pay regular taxes than compared to other investment strategies that hold investments longer. Due to this investment strategy, it may be preferable for certain shareholders to invest in the Fund through pre-tax or tax-deferred accounts as compared to investment through currently taxable accounts. Potential shareholders are encouraged to consult their tax advisors in this regard.

•

Value Stock Risk. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the manager, undervalued. The value of a security believed by a manager to be undervalued may never reach what is believed to be its full (intrinsic) value, or such security’s value may decrease.

Note 11 – Fund Reorganizations

As of the close of business on October 15, 2020, pursuant to Agreements and Plans of Reorganization previously approved by the Funds’ Board of Trustees, all of the assets, subject to the liabilities, of the Smaller Companies Fund were transferred to the SBH Focused Small Value Fund. The Board determined that the reorganizations were in the best interest of the Smaller Companies Fund’s shareholders, and did not dilute the interests of existing shareholders. Shareholders of the Smaller Companies Fund received 1.9834 Institutional Class shares of the SBH Focused Small Value Fund, which is equivalent in net asset value to the value of their shares of the Smaller Companies Fund. The reorganizations qualified as a tax-free reorganization to the PartnerSelect Funds’ shareholders. For financial reporting purposes, the acquiring fund is deemed to be the accounting survivor and as a result, the financial statements and financial highlights do not reflect the operations of the acquired fund. The assets received and shares issued by the SBH Focused Small Value Fund were recorded at fair value; however, the cost basis of the investments received from the Smaller Companies Fund were carried forward to align ongoing reporting of the SBH Focused Small Value Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Information with respect to the net assets and other relevant operating data for the acquired fund on the merger date are included below:

Acquired Fund	Smaller Companies Fund
Net Assets	$18,571,890
Shares Outstanding	880,852
Net Asset Value	$21.08
Investments at fair value	$11,827,926
Unrealized appreciation/(depreciation)	$639,154
Undistributed net investment income (loss)	$0
Accumulated net realized gain (loss)	$(3,276,315)
Tax capital loss carryforward	$(2,952,410)

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Acquiring Fund	SBH Focused Small Value Fund
Net Assets immediately prior to merger	$11,292,432
Net Assets immediately after merger	$29,864,322
Fund Shares issued in exchange for acquired Fund	1,747,071
Exchange rate for shares issued	1.9834

Assuming the acquisitions had been completed on January 1, 2020, the beginning of the annual reporting period of the Funds, the SBH Focused Small Value Fund’s pro forma results of operations for the period ended December 31, 2020, are as follows:

Acquiring Fund	SBH Focused Small Value Fund
Net investment income	$2,965
Net realized and unrealized gain on investments	2,482,589

Total increase from operations	$2,485,554

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Smaller Companies Fund that have been included in the SBH Focused Small Value Fund’s Statement of Operations since October 15, 2020.

Note 12 – New Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank offered reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

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OTHER INFORMATION – (Unaudited)

Proxy Voting Policies and Procedures

The sub-advisors of the Funds vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Funds. You may obtain a description of these procedures, without charge, by calling toll-free, 1-800-960-0188. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

Information regarding how the sub-advisors of the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available, without charge, by calling toll-free, 1-800-960-0188. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Portfolio Holdings Information

Each Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. You can find the filings on the Securities and Exchange Commission’s website at http://www.sec.gov. This information is also available, without charge, by calling toll-free, 1-800-960-0188 or by visiting the Funds’ website at http://www.partnerselectfunds.com.

Householding Mailings

To reduce expenses, the Trust may mail only one copy of the Funds’ prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-960-0188 (or contact your financial institution). The Trust will begin sending you individual copies thirty days after receiving your request.

Review of Liquidity Risk Management Program

Pursuant to Rule 22e-4 under the 1940 Act, the Trust, on behalf of the Funds, has adopted a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk. The Program is overseen by the Trust’s Liquidity Committee, and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.

At a meeting of the Board held on June 1, 2020, the Trustees received a report from the Trust’s Chief Liquidity Officer, who serves as chair of the Trust’s Liquidity Committee, addressing the operations of the Program and assessing its adequacy and effectiveness of implementation. The Liquidity Committee determined, and the Chief Liquidity Officer reported to the Board, that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since the Program was implemented in August 2018. The Chief Liquidity Officer reported that, during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The Chief Liquidity Officer further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Trust’s prospectuses for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

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Board Consideration of and Approval of Advisory Agreements for the PartnerSelect SBH Focused Small Value Fund

At an in-person meeting held on August 29, 2019 (the “Meeting”), the Board of Trustees (the “Board”) of the Litman Gregory Funds Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved for an initial term through December 31, 2020 (i) the Amendment to the Unified Investment Advisory Agreement (the “Investment Advisory Agreement”) between the Trust and Litman Gregory Fund Advisors, LLC (the “Advisor”) with respect to the PartnerSelect SBH Focused Small Value Fund (the “New Fund”), and (ii) the investment sub-advisory agreement (the “Investment Sub-Advisory Agreement,” and together with the Investment Advisory Agreement, the “Advisory Agreements”) between the Advisor and Segall Bryant & Hamill, LLC with respect to the New Fund.

The Board noted that it had reviewed extensive information about the Advisor and Sub-Advisor relating to the services they provide to the Trust at its December 7, 2018 meeting in connection with its consideration of the Advisory Agreements with respect to the Trust’s existing Funds. The Board took this information into account in its consideration of the services to be provided by the Advisor and the Sub-Advisor to the New Fund.

The Board noted that the nature and extent of services to be provided by the Advisor to the New Fund are essentially the same as the services provided by the Advisor to the existing Funds. The Board also noted the high level of Sub-Advisor due diligence the Advisor has been undertaking both for the existing Funds and the New Fund and the high quality of non-advisory management services the Advisor provides for the existing Funds. It was noted that, although the New Fund has no performance data to be reviewed, the Board considered the investment results the Advisor has achieved for the existing Funds, including the Partner Select Smaller Companies Fund, and the comparative performance information that the Sub-Advisor has achieved with respect to similarly managed strategies. The Board then reviewed the advisory fee rates for the New Fund. It was also noted that the Advisor has agreed to operating expense limitations for the New Fund. The Board then reviewed the proposed expenses of the New Fund and a discussion ensued.

Based on the foregoing, as well as the review of such other information the Trustees deemed appropriate for consideration, the Trustees, including the Independent Trustees, concluded that the Investment Advisory Agreement is fair and reasonable to the New Fund and its shareholders, that the New Fund’s shareholders are expected to receive reasonable value in return for the advisory fees and other amounts to be paid to the Advisor and that the approval of the Investment Advisory Agreement would be in the best interests of the New Fund and its shareholders.

The Board reviewed the information provided by the Advisor and the Sub-Advisor, particularly the Sub-Advisor’s investment experience and process and performance history. The Board noted positively the historical performance the Sub-Advisor has achieved for the relevant strategy that will be implemented for the New Fund. The Board then reviewed the fees due to the Sub-Advisor pursuant to the Investment Sub-Advisory Agreement, which will be paid by the Advisor rather than the New Fund, as well as the fees the Sub-Advisor charges its mutual fund, hedge fund or other clients, as applicable. The Board further noted that the arm’s-length bargaining that exists between the Advisor and the Sub-Advisor should effectively remove the need for the Trustees to examine profitability at the Sub-Advisor level. The Board also took note that the Sub-Advisor has agreed to waive a portion of its sub-advisory fees during the first year that the New Fund is in operation in order to keep the New Fund’s operating expenses under the expense limitations.

Based on the foregoing, as well as the review of such other information the Trustees deemed appropriate for consideration, the Trustees, including the Independent Trustees, concluded that the Investment Sub-Advisory Agreement is fair and reasonable to the New Fund and its shareholders, that the New Fund’s shareholders are expected to receive reasonable value in return for the sub-advisory fees and other amounts to be paid to the Sub-Advisor and that the approval of the Investment Sub-Advisory Agreement would be in the best interests of the New Fund and its shareholders.

The Independent Trustees recalled their executive session with Trust counsel as their independent legal counsel and reported that they had not identified any single issue or particular datum point that, in isolation, would be a controlling factor in their decision to approve the Advisory Agreements, but rather considered the entire base of information.

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Board Consideration of and Approval of Advisory Agreements for the PartnerSelect Oldfield International Value Fund

At an in-person meeting held on September 1, 2020 (the “Meeting”), the Board of Trustees (the “Board”) of the Litman Gregory Funds Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved for an initial term through December 31, 2021 (i) the Amendment to the Unified Investment Advisory Agreement (the “Investment Advisory Agreement”) between the Trust and Litman Gregory Fund Advisors, LLC (the “Advisor”) with respect to the PartnerSelect Oldfield International Value Fund (the “New Fund”), and (ii) the investment sub-advisory agreement (the “Investment Sub-Advisory Agreement,” and together with the Investment Advisory Agreement, the “Advisory Agreements”) between the Advisor and Oldfield Partners LLP (“Oldfield”) with respect to the New Fund.

The Board noted that it had reviewed extensive information about the Advisor relating to the services it provides to the Trust at its December 6, 2019 meeting in connection with its consideration of the Investment Advisory Agreement with respect to the Trust’s existing Funds. The Board took this information into account in its consideration of the services to be provided by the Advisor to the New Fund.

The Board noted that the nature and extent of services to be provided by the Advisor to the New Fund are essentially the same as the services provided by the Advisor to the existing Funds. The Board also noted the high level of Sub-Advisor due diligence the Advisor has been undertaking both for the existing Funds and the New Fund and the high quality of non-advisory management services the Advisor provides for the existing Funds. It was noted that, although the New Fund has no performance data to be reviewed, the Board considered the investment results the Advisor has achieved for the existing Funds, and the comparative performance information that Oldfield has achieved with respect to similarly managed strategies. The Board then reviewed the advisory fee rates for the New Fund. It was also noted that the Advisor has agreed to operating expense limitations for the New Fund. The Board then reviewed the proposed expenses of the New Fund and a discussion ensued.

Based on the foregoing, as well as the review of such other information the Trustees deemed appropriate for consideration, the Trustees, including the Independent Trustees, concluded that the Investment Advisory Agreement is fair and reasonable to the New Fund and its shareholders, that the New Fund’s shareholders are expected to receive reasonable value in return for the advisory fees and other amounts to be paid to the Advisor and that the approval of the Investment Advisory Agreement would be in the best interests of the New Fund and its shareholders.

The Board reviewed the information provided by the Advisor and the Sub-Advisor, particularly the Sub-Advisor’s investment experience and process and performance history. The Board noted positively the historical performance the Sub-Advisor has achieved for the relevant strategy that will be implemented for the New Fund. The Board then reviewed the fees due to the Sub-Advisor pursuant to the Investment Sub-Advisory Agreement, which will be paid by the Advisor rather than the New Fund, as well as the fees the Sub-Advisor charges its mutual fund, hedge fund or other clients, as applicable. The Board further noted that the arm’s-length bargaining that exists between the Advisor and the Sub-Advisor should effectively remove the need for the Trustees to examine profitability at the Sub-Advisor level. The Board also took note that the Sub-Advisor has agreed to waive a portion of its sub-advisory fees during the first year that the New Fund is in operation in order to keep the New Fund’s operating expenses under the expense limitations.

Based on the foregoing, as well as the review of such other information the Trustees deemed appropriate for consideration, the Trustees, including the Independent Trustees, concluded that the Investment Sub-Advisory Agreement is fair and reasonable to the New Fund and its shareholders, that the New Fund’s shareholders are expected to receive reasonable value in return for the sub-advisory fees and other amounts to be paid to the Sub-Advisor and that the approval of the Investment Sub-Advisory Agreement would be in the best interests of the New Fund and its shareholders.

The Independent Trustees recalled their executive session with Trust counsel as their independent legal counsel and reported that they had not identified any single issue or particular datum point that, in isolation, would be a controlling factor in their decision to approve the Advisory Agreements, but rather considered the entire base of information.

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Board Consideration of and Continuation and Renewal of Advisory Agreements for the PartnerSelect Funds

At an in-person meeting held on December 4, 2020 (the “Meeting”), the Board of Trustees (the “Board”) of the Litman Gregory Funds Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), considered and approved for an additional one-year term through December 31, 2021 (i) the Unified Investment Advisory Agreement (the “Investment Advisory Agreement”) between the Trust and Litman Gregory Fund Advisors, LLC (the “Advisor”) with respect to the PartnerSelect Equity Fund (the “Equity Fund”), the PartnerSelect International Fund (the “International Fund”), the PartnerSelect SBH Focused Small Value Fund (the “SBH Focused Small Value Fund”); the PartnerSelect Alternative Strategies Fund (the “Alternative Strategies Fund”) and the PartnerSelect High Income Alternatives Fund (the “High Income Alternatives Fund”) (each of the Equity Fund, the International Fund, the SBH Focused Small Value Fund, the Alternative Strategies Fund and the High Income Alternatives Fund, a “Fund,” and collectively, the “Funds”), and (ii) the investment sub-advisory agreements (the “Investment Sub-Advisory Agreements,” and collectively with the Investment Advisory Agreement, the “Advisory Agreements”) between the Advisor and (a) each of Davis Selected Advisers, L.P., Fiduciary Management, Inc., Harris Associates L.P. (“Harris”), Nuance Investments, LLC, and Sands Capital Management, LLC with respect to the Equity Fund; (b) each of Evermore Global Advisors, LLC, Harris, Lazard Asset Management LLC, and Pictet Asset Management, Ltd. with respect to the International Fund; (c) Segall Bryant & Hamill, LLC with respect to the SBH Focused Small Value Fund; (d) each of DCI, LLC, DoubleLine Capital LP, First Pacific Advisors, LLC, Loomis, Sayles & Company, L.P. and Water Island Capital, LLC with respect to the Alternative Strategies Fund; and (e) each of Brown Brothers Harriman & Co., Guggenheim Partners Investment Management, LLC and Neuberger Berman Investment Advisers LLC with respect to the High Income Alternatives Fund (each of the foregoing sub-advisors, a “Sub-Advisor,” and collectively, the “Sub-Advisors”). The Board, including the Independent Trustees, also approved the continuation for an additional one-year term through April 30, 2022 of the Restated Contractual Advisory Fee Waiver Agreement between the Trust, on behalf of the Funds, and the Advisor (the “Fee Waiver Agreement,” and collectively with the Advisory Agreements, the “Agreements”).

Prior to the Meeting, the Independent Trustees had requested detailed information from the Advisor regarding the Funds. The materials provided by the Advisor were extensive, including advisory fee and expense comparisons, performance comparisons, Advisor profitability information, and a summary of compliance programs of the Sub-Advisors. In addition, the Independent Trustees discussed the renewal of the Agreements with representatives of the Advisor and were advised by independent counsel on these and other relevant matters.

The Trustees, including the Independent Trustees, also noted that they had received extensive information about, and in-person presentations from, various members of senior management at the Advisor regarding the Funds throughout the year, including, without limitation, information on and/or discussion of the Funds’ and each Sub-Advisor’s investment results; portfolio composition; portfolio trading practices; shareholder services; advisory fees and expense comparisons; the Advisor’s financial condition and profitability; compliance monitoring by the Advisor; the personnel at the Advisor and the Sub-Advisors providing investment management, compliance and other services to the Funds; and the Advisor’s process for selecting Sub-Advisors for the Funds as well as the Advisor’s ongoing oversight of the Sub-Advisors.

The information provided to the Board at the Meeting, together with the information provided to the Board throughout the year, formed the primary (but not exclusive) basis for the Board’s determinations. The Board did not identify any single issue or particular datum point that, in isolation, would be a controlling factor in its decision to approve or renew the Agreements. Rather, the Board considered the total mix of information provided. The following summary describes the key factors considered by the Independent Trustees (as well as the Board).

1.    Nature, extent and quality of services

The Independent Trustees considered the depth and quality of the Advisor’s investment management process, including its sophisticated monitoring and oversight of the Sub-Advisors; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel involved in the day-to-day operations of the Funds; and the overall financial strength and stability of its organization. The Independent Trustees also considered that the Advisor provided personnel to serve as officers of the Trust, including the Trust’s CCO, and that the services of the CCO were provided at a nominal cost to the Trust. The Independent Trustees discussed the high level of sub-advisor due diligence continually being undertaken by the Advisor. The Independent Trustees also noted the high quality of the non-advisory management services provided by the Advisor, such as responsiveness to shareholder inquiries and requests of the Board, as well as the preparation of high quality shareholder communications and the development of targeted marketing programs for the Funds. In addition, the Independent Trustees noted that, because the Advisor is a significant shareholder in the Funds, the Advisor has an additional incentive to ensure that the Funds perform well for the shareholders. The Independent Trustees also noted that the members of senior management of the Advisor, including Mr. DeGroot, as well as the Independent Trustees themselves have made significant investments in the Funds.

The Independent Trustees, based on guidance and information provided by the Trust’s CCO, also considered the Advisor’s policies, procedures and systems to ensure compliance with applicable laws and regulations and its adherence to and continual enhancement of those programs; its efforts to keep the Board informed; and its attention dedicated to matters that may involve potential conflicts of

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interest with a Fund. The Independent Trustees considered the extent and effectiveness of the Advisor’s compliance operations and the Advisor’s oversight of the Sub-Advisors’ and other service providers’ compliance operations.

The Independent Trustees then reviewed various materials relating to the Sub-Advisors, including copies of each Investment Sub-Advisory Agreement; copies of the Form ADV for each Sub-Advisor; information on assets of the Funds managed and fees charged by each Sub-Advisor; a summary of the compliance programs of the Sub-Advisors; and an oral report by the CCO on each Sub-Advisor’s commitment to compliance. The Independent Trustees also considered the Advisor’s lengthy and extensive due diligence process for selecting and monitoring each Sub-Advisor and the value of goodwill between the Advisor and each Sub-Advisor.

The Independent Trustees concluded that the nature, overall quality, and extent of the services provided and to be provided by the Advisor and the Sub-Advisors are fully satisfactory.

2.    Investment results

The Independent Trustees reviewed the short-term and long-term performance of each of the Equity Fund, the International Fund, the Alternative Strategies Fund and the High Income Alternatives Fund on both an absolute basis and in comparison to peer funds and benchmark indices. They also considered information regarding the selection, and discussed the appropriateness, of such peer funds and benchmark indices. The Independent Trustees considered the overall performance of the Funds as well as the performance of each Sub-Advisor within each Fund as compared to each Sub-Advisor’s own comparable mutual fund(s) or private fund(s) (if applicable). The Independent Trustees focused on longer-term performance, which they believe is more important than short, isolated periods for purposes of evaluating each Fund’s success in meeting its investment objective.

In particular, the Independent Trustees relied upon, among other information, the KFS Report. The Independent Trustees noted that KFS, and not the Advisor, selected the peer funds used in the KFS Report and that the Advisor had supplemented the KFS Report with additional performance comparisons.

For the Equity Fund, the Independent Trustees compared its investment results for its Institutional shares to a number of benchmarks, including (1) the Russell 3000 Index (the “Equity Market Benchmark”); (2) the Morningstar Large Blend Category (the “Equity Morningstar Category”); and (3) the KFS Peer Group for the Equity Fund (together with the Equity Morningstar Category, the “Equity Fund Benchmarks”). The Independent Trustees noted that, with respect to multi-year periods, the Equity Fund underperformed the Equity Morningstar Category for the one-year, three-year, five-year, ten-year and fifteen-year periods ended September 30, 2020 and underperformed the Equity Market Benchmark by sixty-four basis points since inception. The Independent Trustees also noted that the Equity Fund outperformed the Equity Morningstar Category for the period since inception. The Independent Trustees further noted that the Equity Fund underperformed the KFS Peer Group for all relevant time periods.

For the International Fund, the Independent Trustees compared its investment results for its Institutional shares to (1) the MSCI ACWI ex-U.S. Index (the “International Market Benchmark”); (2) the Morningstar Foreign Large Blend Category (the “International Morningstar Category”); and (3) the KFS Peer Group for the International Fund (together with the International Morningstar Category, the “International Fund Benchmarks”). The Independent Trustees noted that, with respect to multi-year periods, the International Fund underperformed the International Market Benchmark for the one-year, three-year, five-year, ten-year and fifteen-year periods ended September 30, 2020. The Independent Trustees also noted that the International Fund outperformed the International Market Benchmark and the International Morningstar Category for the period since inception.

For the Alternative Strategies Fund, the Independent Trustees compared its investment results for its Institutional shares to (1) the Barclays U.S. Aggregate Bond Index (the “Alternative Strategies Market Benchmark”); (2) the Morningstar Multi-Alternative Category (the “Alternative Strategies Morningstar Category”); and (3) the KFS Peer Group for the Alternative Strategies Fund (together with the Alternative Strategies Morningstar Category, the “Alternative Strategies Fund Benchmarks”). The Independent Trustees noted that, with respect to multi-year periods, the Alternative Strategies Fund outperformed the Alternative Strategies Fund Benchmarks for the one-year, three-year and five-year periods ended September 30, 2020 and outperformed the Alternative Strategies Market Benchmark for the since-inception period ended September 30, 2020. The Independent Trustees further considered that the Fund has generated an absolute return since inception of 3.43% over the 3-month London Interbank Offered Rate (LIBOR), noting that the Fund seeks to achieve an annualized return of LIBOR plus a range of 4% to 8% over the long term.

For the High Income Alternatives Fund, the Independent Trustees compared its investment results for its Institutional shares to (1) the Barclays U.S. Aggregate Bond Index (the “High Income Alternatives Market Benchmark”); (2) the Morningstar U.S. Fund Allocation – 15% to 30% Equity Category (the “High Income Alternatives Morningstar Category”); and (3) the KFS Peer Group for the High Income Alternatives Fund (together with the High Income Alternatives Morningstar Category, the “High Income Alternatives Fund Benchmarks”). The Independent Trustees noted that, with respect to the one-year period ended September 30, 2020, the High Income Alternatives Fund underperformed the High Income Alternatives Market Benchmark and the High Income Alternatives Fund Benchmarks.

The Independent Trustees noted that the performance of the Sub-Advisors varies over time and noted and acknowledged the Advisor’s detailed monitoring of the Sub-Advisors’ investment results, and interactions with Sub-Advisors, particularly those Sub-Advisors that were experiencing periods of underperformance. The Independent Trustees noted and considered the comments by the Advisor with respect to

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underperforming Sub-Advisors, discussions at Board meetings throughout the year regarding the potential sources of underperformance and actions taken by the Advisor in response to underperformance by certain Sub-Advisors. The Independent Trustees considered the Advisor’s process for terminating Sub-Advisors and noted the Advisor’s continued willingness to terminate Sub-Advisors if the Advisor determined that the termination would be in the best interest of a Fund and its shareholders. The Independent Trustees also noted and considered the Advisor’s ability to attract and retain “world-class” investment managers to serve as Sub-Advisors to the Funds, as well as the Advisor’s extensive screening process before hiring a Sub-Advisor.

The Trustees noted the difficulty of fairly benchmarking the Funds in terms of performance. Ultimately, the Independent Trustees concluded that they were satisfied with the Funds’ overall performance records and were satisfied with the Advisor’s explanation for the periods of underperformance. The Independent Trustees further concluded that the Advisor was applying appropriate discipline and oversight to ensure that each Fund adhered to its stated investment objective and strategies, and the performance and services of the Sub-Advisors supported the decision to renew the Advisory Agreements.

3.    Advisory fees and total expenses

The Independent Trustees reviewed the advisory fees and total expenses of each Fund and compared them with the advisory fees and total expenses of funds in the KFS Peer Group for each Fund. The Independent Trustees noted that the KFS Peer Group for each Fund was selected independently by KFS using a selection methodology designed to identify those funds most comparable to each Fund. The Independent Trustees further noted that in selecting the KFS Peer Group for each Fund, KFS considered various screening criteria, including, without limitation, fund type, category as determined by Morningstar, Inc., load/sales charge type, average net assets, and fund attributes. The Independent Trustees also noted that, to the extent possible without affecting KFS’ core peer fund selection methodologies, KFS had attempted to include funds that are considered by Morningstar to have a manager-of-managers structure in the KFS Peer Group for each Fund. The Independent Trustees then discussed various areas in which the Funds are different from the funds included in the KFS Peer Groups, such as distribution channels and investment strategies or approaches.

The Independent Trustees noted that according to the KFS Report, the total expenses of each Fund are higher than the average or the median of the total expenses of the funds in the KFS Peer Group for such Fund, except that the total expenses of the Alternative Strategies Fund were slightly below the average of the Fund’s KFS Peer Group. The Independent Trustees noted that the components of a fund’s total expense ratio in the KFS Report included non-operating costs, including dividend and interest expense and acquired fund fees, which, in the case of the Alternative Strategies Fund, was impactful to the Fund’s total expenses. The Independent Trustees observed that the Equity Fund’s total expense ratio exceeded both the Morningstar peer group and KFS Peer Group mostly because of its higher advisory fee. The Independent Trustees noted that the International Fund has an advisory fee that is higher than the average and the median of its KFS Peer Group, while the Fund’s other operating expenses were generally in line with the average other operating expenses for the KFS Peer Group and the Morningstar peer group. The Independent Trustees also noted that the International Fund’s total expense ratio was higher than the average expense ratio for the KFS Peer Group and the Morningstar peer group. The Independent Trustees further noted that the Alternative Strategies Fund has an advisory fee that is slightly higher than the average of the KFS Peer Group and the average of the Morningstar peer group, and its other expenses are lower than average compared to the Morningstar peer Group and the KFS Peer group. The Independent Trustees noted that although the High Income Alternatives Fund has an advisory fee that is lower than the average and the median of the KFS Peer Group, expenses of the Morningstar peer group and the KFS Peer group dipped significantly over 2019, causing the High Income Alternatives Fund’s total expense ratio to be higher than the average expense ratio for the Morningstar peer group and the KFS peer group. The Independent Trustees agreed that the Funds’ use of the manager-of-managers structure is a primary contributor to the relatively high advisory fees, and noted that the higher advisory fees allow shareholders of the Funds to have access to Sub-Advisors to which they otherwise might not have access and that the higher fees are justified by the long-term performance results of certain Funds and potential performance results for underperforming Funds.

The Independent Trustees also noted the Advisor’s continued willingness to waive fees or reimburse operating expenses to maintain a competitive fee structure for each Fund and to pass through savings from fee breakpoints in any Sub-Advisor’s fee schedule to the applicable Fund’s shareholders. The Independent Trustees further took into account the Fee Waiver Agreement, as most recently amended October 30, 2020, to reduce expenses by further increasing the amount of fee waivers for certain Funds under the Fee Waiver Agreement. The Independent Trustees further also took into account the Operating Expenses Agreement with respect to the High Income Alternatives Fund, pursuant to which the Advisor has separately agreed to limit that Fund’s operating expenses for the period through April 30, 2022.

The Independent Trustees noted the United States Supreme Court’s guidance in Jones v. Harris Associates on the relevance of comparisons of advisory fees charged by the Advisor to other similarly managed separate accounts such as pension funds or other institutional investors. The Advisor presented to the Independent Trustees the advisory fees the Advisor and its affiliates charge their separately managed accounts and private investment funds (collectively, the “Other Accounts”). The Advisor explained, to the Independent Trustees’ satisfaction, various factors that contribute to the different fee schedules between the Funds and the Other Accounts, including the fact that the products the Advisor and its affiliates offer for the Funds (i.e., concentrated sub-portfolios managed by a selection of Sub-Advisors) and the Other Accounts are significantly different; that the services the Advisor and its affiliates provide for the Funds (i.e., the assembly and monitoring of the Sub-Advisors) are not readily available on the market; that the Other Accounts have much higher minimum investment

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requirements as compared to those of the Funds; and that certain compliance obligations and liquidity requirements are only applicable to the Funds and not the Other Accounts.

The Independent Trustees noted that the sub-advisory fees payable to the Sub-Advisors are separately negotiated with the Advisor and are paid out of the advisory fees the Advisor receives from the Funds. The Independent Trustees also noted that the fees charged by the Sub-Advisors are discounted relative to the fees the Sub-Advisors charge to their own funds and separately managed accounts, and that the Advisor from time to time attempts to renegotiate lower fees with the Sub-Advisors. Given the existence of arm’s-length bargaining between the Advisor and each Sub-Advisor, the Independent Trustees did not engage in an extensive discussion of sub-advisory fees and expenses.

Based on such review, the Independent Trustees concluded that the advisory fees and the total expenses of the Funds are reasonable in relation to the services the Funds receive from the Advisor and the Sub-Advisors.

4.    The Advisor’s financial information

The Independent Trustees reviewed information regarding the Advisor’s costs of managing the Funds and information regarding the profitability of the Advisor. The Independent Trustees also considered the extent to which economies of scale may be realized as each Fund grows and whether advisory fee levels reflect economies of scale if the Funds grow in size. The Independent Trustees also noted that the Advisor had voluntarily forgone profits to subsidize the Funds when they were at lower asset levels.

The Advisor’s Costs and Profitability. The Independent Trustees noted that the Advisor appeared to be providing products that are competitively priced with other funds, especially funds with multiple sub-advisors. The Independent Trustees reviewed the total advisory fees, the amounts paid by the Advisor to the various Sub-Advisors, the general cost of the services provided by the Advisor and the Advisor’s retained portion of the total advisory fee. The Independent Trustees took note of information provided on advisory fees waived by the Advisor, noting that the Advisor had waived substantial advisory fees otherwise payable under the Investment Advisory Agreement over the most recent year, and that the Advisor follows a policy of not charging advisory fees on unallocated cash.

The Independent Trustees also noted that the Advisor to date had not sought recoupment of any advisory fees waived under the Fee Waiver Agreement. The Independent Trustees also considered the Advisor’s continued willingness to invest in staff dedicated to the Funds, including new hires when needed. The Independent Trustees received information that assured them that the Advisor was financially sound and able to honor its sponsorship commitments to the Funds and that the Advisor’s expected profits under the Advisory Agreement are in the range of reasonableness for the mutual fund management industry. The Independent Trustees did not engage in an analysis of Fund-by-Fund profitability given the integrated nature of the Advisor’s management of the Funds.

The Independent Trustees did not engage in an extended analysis of Sub-Advisor profitability given the arm’s-length nature of the bargaining between the Advisor and each Sub-Advisor and the difficulty in interpreting profitability information with respect to each Sub-Advisor due to, among others, the use of disparate accounting conventions, disparate ownership structures, and the fact that each Sub-Advisor managed only a portion of each Fund. The Independent Trustees also reviewed information regarding the structure and manner in which the Advisor’s and the Sub-Advisors’ investment professionals are compensated and how the compensation structures are designed to attract and retain high caliber personnel and to promote the long-term performance of the Funds.

Economies of Scale. The Independent Trustees noted that the Advisor has continued to take steps to reduce expenses of the Funds, including agreeing to amendments to the breakpoints in its fee schedules to provide for higher fee waivers, negotiating favorable terms with service providers and providing certain support services to the Funds on a cost-only basis, which represents a sharing of economies of scale. In addition, the Independent Trustees took note of the investments in the Funds made by the Other Accounts, which help reduce costs for the Funds by increasing the asset base of the Funds. The Independent Trustees also took favorable note of the Advisor’s efforts to invest in its advisory organization to ensure strong research, analytic and marketing capabilities.

Ancillary Benefits. The Independent Trustees considered other actual and potential financial benefits to the Advisor, noting that the Advisor does not have any affiliates that materially benefit from the Advisor’s relationship to the Funds.

5.    Conclusions

Based on their review, including their non-exclusive consideration of each of the factors referred to above, the Independent Trustees as well as the Board concluded that the Agreements are fair and reasonable to each Fund and its shareholders, that each Fund’s shareholders received or would receive reasonable value in return for the advisory fees and other amounts paid to the Advisor, and that the renewal or approval, as applicable, of the Agreements would be in the best interests of each Fund and its shareholders. Each of the factors discussed above supported such approval.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Litman Gregory Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, purchased options, securities sold short, forward foreign currency exchange contracts, financial futures contracts, swaps, and written options of Litman Gregory Funds Trust comprising the funds listed below (the “Funds”) as of December 31, 2020, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statement(s) of Changes in Net Assets	Financial Highlights
PartnerSelect Equity Fund (formerly known as Litman Gregory Masters Equity Fund), PartnerSelect International Fund (formerly known as Litman Gregory Masters International Fund), and PartnerSelect Alternative Strategies Fund (formerly known as Litman Gregory Masters Alternative Strategies Fund)	For the year ended December 31, 2020	For the years ended December 31, 2020 and 2019	For the years ended December 31, 2020, 2019, 2018, 2017, and 2016
PartnerSelect High Income Alternatives Fund (formerly known as Litman Gregory Masters High Income Alternatives Fund)	For the year ended December 31, 2020	For the years ended December 31, 2020 and 2019	For the periods ended December 31, 2020, 2019, and 2018
PartnerSelect SBH Focused Small Value Fund	For the period from July 31, 2020 (commencement of operations) through December 31, 2020
PartnerSelect Oldfield International Value Fund	For the period from November 30, 2020 (commencement of operations) through December 31, 2020

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian, transfer agent, issuer, agent bank and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2012.

COHEN & COMPANY, LTD.

Cleveland, Ohio

March 1, 2021

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INDEX DEFINITIONS

The ABX Indexes serve as a benchmark of the market for securities backed by home loans issued to borrowers with weak credit. The ABX 2006-2 AAA is an asset-backed index that tracks AAA-rated bonds issued prior to the second half of 2006. The ABX 2007-1 AAA is an asset-backed index that tracks AAA-rated bonds issued prior to the first half of 2007.

BofA Merrill Lynch U.S. High Yield Master II Index tracks the performance of below investment grade, but not in default, US dollar-denominated corporate bonds publicly issued in the US domestic market.

Bloomberg Barclays U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. The index includes U.S. treasury securities (non TIPS), government agency bonds, mortgage backed bonds, corporate bonds, and a small amount of foreign bonds traded in the U.S.

The CBOE Russell 2000 PutWrite Index (PUTR) is designed to track the performance of a hypothetical strategy that sells a monthly at-the-money (ATM) Russell 2000 Index put option.

The CBOE Russell 2000 Volatility Index (RVX) is a key measure of market expectations of near-term volatility conveyed by Russell 2000® Index (RUT) option prices. The RVX Index measures the market’s expectation of 30-day volatility implicit in the prices of near-term RUT options traded at CBOE.

The CBOE S&P 500 PutWrite Index (ticker symbol PUT) is a benchmark index that measures the performance of a hypothetical portfolio that sells S&P 500 Index (SPX) put options against collateralized cash reserves held in a money market account.

The CBOE S&P 500 2% OTM PutWrite Index (PUTYSM Index) is designed to track the performance of a hypothetical passive investment strategy that collects option premiums from writing a 2% Out-of-the Money (OTM) SPX Put option on a monthly basis and holds a rolling money market account invested in one-month T-bills to cover the liability from the short SPX Put option position.

CDX is a series of credit default swap indexes, used to hedge credit risk or to take a position on a basket of credit entities.

The Citigroup Economic Surprise Indices are objective and quantitative measures of economic news. They are defined as weighted historical standard deviations of data surprises.

FTSE Emerging Markets Index – ETF Tracker. The Index is a market capitalization index, adjusted based on the free-float of potential index constituents, and designed to measure the performance of large-, medium- and small-capitalization companies located in emerging market countries throughout the world.

The FTSE Global All Cap ex U.S. Index is part of a range of indices designed to help U.S. investors benchmark their international investments. The index comprises large, mid and small cap stocks globally excluding the U.S. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers 98% of the world’s investable market capitalization.

The HFRI Event Driven Index: Consists of investment managers who maintain positions in companies currently or prospectively involved in corporate transactions of a wide variety including but not limited to mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments. Security types can range from most senior in the capital structure to most junior or subordinated, and frequently involve additional derivative securities. Event driven exposure includes a combination of sensitivities to equity markets, credit markets and idiosyncratic, company specific developments.

The HFRI Event Driven Merger Arbitrage Index: Consists of merger arbitrage strategies which employ an investment process primarily focused on opportunities in equity and equity related instruments of companies which are currently engaged in a corporate transaction. Merger arbitrage involves primarily announced transactions, typically with limited or no exposure to situations which pre-, post-date or situations in which no formal announcement is expected to occur. Opportunities are frequently presented in cross border, collared and international transactions which incorporate multiple geographic regulatory institutions, with typically involve minimal exposure to corporate credits. Merger arbitrage strategies typically have over 75% of positions in announced transactions over a given market cycle.

The HFRX Fixed Income – Credit Index is an unmanaged index that includes strategies with exposure to credit across a broad continuum of credit sub-strategies, including Corporate, Sovereign, Distressed, Convertible, Asset Backed, Capital Structure Arbitrage, Multi-Strategy and other Relative Value and Event Driven sub-strategies.

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage.

ICE BofAML 0-3 Year U.S. Treasury Index tracks the performance of U.S. dollar denominated sovereign debt publicly issued by the U.S. government in its domestic market with maturities less than three years.

ICE BofA Merrill Lynch 1-3 US Year Treasury Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

The ICE BofAML U.S. High Yield Cash Pay TR USD Index is an unmanaged index that measures the performance of short-term U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

LIBOR stands for London Interbank Offered Rate. It’s an index that is used to set the cost of various variable-rate loans.

Morningstar Category Averages: Each Morningstar Category Average is representative of funds with similar investment objectives.

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INDEX DEFINITIONS – (Continued)

The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

The MSCI All Country World ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States.

The MSCI All Country World ex U.S. Growth Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. It includes companies with higher price-to-book ratios and higher forecasted growth values.

The MSCI All Country World ex U.S. Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. It includes companies with lower price-to-book ratios and lower forecasted growth values.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of May 27, 2010 the MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The MSCI Emerging Markets Index captures large and mid-cap representation across 23 Emerging Markets (EM) countries. With 836 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The MSCI World ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States.

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies as measured by total market capitalization, and represents about 98% of the U.S. stock market.

The Russell 3000 Value Index is a broad based index that measures the performance of those companies within the 3,000 largest U.S. companies, based on total market capitalization, that have lower price-to-book ratios and lower forecasted growth rates.

The S&P 500 Index is widely regarded as the standard for measuring large-cap stock performance, and consists of 500 stocks that represent a sample of the leading companies in leading industries.

The SPDR S&P 500 ETF consists of 500 of the largest U.S. companies, and it is one of the most heavily traded securities in the world. It tracks the S&P 500 Index, and fund follows a full replication strategy, holding every stock in the index.

The SPDR Financials Sector Index seeks to provide an effective representation of the financial sector of the S&P 500 Index. The Index includes companies from the following industries: diversified financial services; insurance; banks; capital markets; mortgage real estate investment trusts (“REITs”); consumer finance; and thrifts and mortgage finance.

The Vanguard 500 Index Fund invests in 500 of the largest U.S. companies, which span many different industries and account for about three-fourths of the U.S. stock market’s value. This fund tracks the S&P 500 Index as closely as possible.

VIX is a trademarked ticker symbol for the Chicago Board Options Exchange Market Volatility Index, a popular measure of the implied volatility of S&P 500 index options. Often referred to as the fear index or the fear gauge, it represents one measure of the market’s expectation of stock market volatility over the next 30 day period.

Indices are unmanaged, do not incur fees, and cannot be invested in directly.

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INDUSTRY TERMS AND DEFINITIONS

1.	Active Share measures the degree of difference between a fund portfolio and its benchmark index.

2.	Alpha is an annualized return measure of how much better or worse a fund’s performance is relative to an index of funds in the same category, after allowing for differences in risk.

3.	Alt-A, or Alternative A-paper, is a type of U.S. mortgage that, for various reasons, is considered riskier than A-paper, or “prime”, and less risky than “subprime,” the riskiest category.

4.

The Basel Accords are three sets of banking regulations (Basel I, II and III) set by the Basel Committee on Bank Supervision (BCBS), which provides recommendations on banking regulations in regards to capital risk, market risk and operational risk.

5.	A basis point is a value equaling one one-hundredth of a percent (1/100 of 1%).

6.	Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

7.	Book value is the net asset value of a company, calculated by subtracting total liabilities and intangible assets from total assets.

8.	Brexit is an abbreviation of “British exit”, which refers to the June 23, 2016 referendum by British voters to exit the European Union.

9.	Business development company (BDC) is an organization that invests in and helps small- and medium-size companies grow in the initial stages of their development.

10.	Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g., depreciation) and interest expense to pretax income.

11.

Cash flow yield (or free cash flow yield) is a financial solvency ratio that compares the free cash flow per share a company is expected to earn against its market value per share. The ratio is calculated by taking the free cash flow per share divided by the current share price.

12.	Capex (capital expenditures) are expenditures creating future benefits.

13.

Collateralized Loan Obligation (CLO) is a security backed by a pool of debt, often low-rated corporate loans. Collateralized loan obligations (CLOs) are similar to collateralized mortgage obligations, except for the different type of underlying loan.

14.

Combined ratio is a formula used by insurance companies to relate premium income to claims, administration and dividend expenses. It is used in the annual statement filed by an insurer with the state insurance department. It is calculated by dividing the sum of incurred losses and expenses by earned premium.

15.	Compound annual growth rate (CAGR) is the rate of growth of a number, compounded over several years.

16.	Conditional pre-payment rate is a loan prepayment rate that is equal to the proportion of the principal of a pool of loans that is assumed to be paid off prematurely in each period.

17.

The Consumer Price Index (CPI) is a measure that examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care. Changes in the CPI are used to assess price changes associated with the cost of living; the CPI is one of the most frequently used statistics for identifying periods of inflation or deflation.

18.	Correlation is a statistical measure of how two securities move in relation to each other.

19.	A coupon or coupon payment is the annual interest rate paid on a bond, expressed as a percentage of the face value and paid from issue date until maturity.

20.	Covenants most often relate to terms in a financial contract, such as a loan document or bond issue stating the limits at which the borrower can further lend.

21.

Credit default swaps are swaps designed to transfer the credit exposure of fixed income products between parties. A credit default swap is also referred to as a credit derivative contract, where the purchaser of the swap makes payments up until the maturity date of a contract. Payments are made to the seller of the swap. In return, the seller agrees to pay off a third party debt if this party defaults on the loan.

22.	Discounted cash flow is calculated by multiplying future cash flows by discount factors to obtain present values.

23.	Diversification is the spreading of risk by putting assets in several categories of investments.

24.

Dividend yield is the return on an investor’s capital investment that a company pays out to its shareholders in the form of dividends. It is calculated by taking the amount of dividends paid per share over the course of a year and dividing by the stock’s price.

25.	Drawdown is the peak-to-trough decline during a specific record period of an investment, fund or commodity.

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INDUSTRY TERMS AND DEFINITIONS – (Continued)

26.	Dry powder refers to cash reserves kept on hand to cover future obligations or purchase assets, if conditions are favorable.

27.

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices.

28.	Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

29.	EBIT is a company’s earnings before interest and taxes, and measures the profit a company generates from its operations, making it synonymous with “operating profit”.

30.	EBITDA is a company’s earnings before interest, taxes, depreciation, and amortization.

31.	E-Mini Futures Are an electronically traded futures contract on the Chicago Mercantile Exchange that represents a portion of the normal futures contracts.

32.

Enterprise value is a measure of a company’s total value, calculated by adding a corporation’s market capitalization, preferred stock, and outstanding debt together and then subtracting out the cash and cash equivalents.

33.

Enterprise value/adjusted target operating profit (or Enterprise Value/adjusted target EBIT) is a financial ratio that compares the total valuation of the company with its profitability, adjusting for various special circumstances.

34.	EV/EBITDA is the enterprise value of a company divided by earnings before interest, taxes, depreciation, and amortization.

35.	EV/Sales is the ratio of enterprise value of a company divided by the total sales of the company for a particular period, usually one year.

36.

Floating interest rate, also known as a variable or adjustable rate, refers to any type of debt instrument, such as a loan, bond, mortgage, or credit, that does not have a fixed rate of interest over the life of the instrument.

37.	Forex (FX) is the market in which currencies are traded.

38.	Free cash flow is the amount of cash a company has after expenses, debt service, capital expenditures, and dividends.

39.

Futures are financial contracts obligating the buyer to purchase an asset (or the seller to sell an asset), such as a physical commodity or a financial instrument, at a predetermined future date and price. Futures contracts detail the quality and quantity of the underlying asset; they are standardized to facilitate trading on a futures exchange.

40.

The G20 (or G-20 or Group of Twenty) is an international forum for the governments and central bank governors from 20 major economies. It was founded in 1999 with the aim of studying, reviewing, and promoting high-level discussion of policy issues pertaining to the promotion of international financial stability.

41.	Gross merchandise volume or GMV is a term used in online retailing to indicate a total sales dollar value for merchandise sold through a particular marketplace over a certain time frame.

42.

“Growth” stocks are generally considered to be stocks of companies with high expected earnings growth compared to “value” stocks. Because of this higher expected growth, growth stocks tend to be priced at a higher multiple of their current earnings than value stocks. However, the premium paid for growth stocks compared to value stocks can vary dramatically depending on the market environment.

43.

Industry cost curve is the standard microeconomic graph that shows how much output suppliers can produce at a given cost per unit. As a strategic tool, the cost curve applies most directly to commodity or near commodity industries, in which buyers get roughly the same value from a product regardless of who produces it.

44.

An interest rate future is a financial derivative (a futures contract) with an interest-bearing instrument as the underlying asset. It is a particular type of interest rate derivative. Examples include Treasury-bill futures, Treasury-bond futures and Eurodollar futures.

45.	An interest rate swap is a forward contract in which one stream of future interest payments is exchanged for another based on a specified principal amount.

46.	Internal Rate of Return (IRR) is the discount rate often used in capital budgeting that makes the net present value of all cash flows from a particular project equal to zero.

47.	Inverse floater (or inverse floating rate note) is a bond or other type of debt whose coupon rate has an inverse relationship to a benchmark rate.

48.

Inverse interest-only security is a security that pays a coupon inversely related to market rates (i.e., it moves in the opposite direction of interest rates), instead of paying a coupon corresponding to the interest payments homeowners (mortgagors) actually make.

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INDUSTRY TERMS AND DEFINITIONS – (Continued)

49.	An Investment Grade bond is a bond with a rating of AAA to BBB; a Below Investment Grade bond is a bond with a rating lower than BBB

50.	A Leveraged Buyout (LBO) is the acquisition of another company using a significant amount of borrowed money to meet the cost of acquisition.

51.	Loss adjusted yields are those that already reflect the impact of assumed economic losses.

52.

Margin of safety is a principle of investing in which an analyst only purchases securities when the market price is below the analyst’s estimation of intrinsic value. It does not guarantee a successful investment.

53.

Market capitalization (or market cap) is the total value of the issued shares of a publicly traded company; it is equal to the share price times the number of shares outstanding. MBA Refinance index is a weekly measurement put together by the Mortgage Bankers Association, a national real estate finance industry association, to predict mortgage activity and loan prepayments based on the number of mortgage refinance applications submitted.

54.

The Merrill Option Volatility Expectations Index (MOVE©) reflects a market estimate of future Treasury bond yield volatility. The MOVE index is a yield curve weighted index of the normalized implied volatility on 1-month Treasury options. The MOVE Index reports the average implied volatility across a wide range of outstanding options on the two-year, five-year, 10-year, and 30-year U.S. Treasury securities.

55.	Net operating profit after tax (NOPAT): A company’s potential cash earnings if its capitalization were unleveraged (that is, if it had no debt).

56.	Normalized earnings are earnings adjusted for cyclical ups and downs of the economy. Also, on the balance sheet, earnings adjusted to remove unusual or one-time influences.

57.	Operating cash flow is calculated by summing net profit, depreciation, change in accruals, and change in accounts payable, minus change in accounts receivable, minus change in inventories.

58.

Options are financial derivatives that represent a contract sold by one party (option writer) to another party (option holder). The contract offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date).

59.	An option premium is the current market price of an option contract. It is thus the income received by the seller (writer) of an option contract to another party.

60.

Out of the money (OTM) is term used to describe a call option with a strike price that is higher than the market price of the underlying asset, or a put option with a strike price that is lower than the market price of the underlying asset. An out of the money option has no intrinsic value, but only possesses extrinsic or time value.

61.	Pair-wise correlation is the average of the correlations of each managers’ performance with each of the other managers on the fund.

62.

Personal consumption expenditure is the measure of actual and imputed expenditures of households, and includes data pertaining to durable and non-durable goods and services. It is essentially a measure of goods and services targeted towards individuals and consumed by individuals.

63.	Present value is the current worth of a future sum of money or stream of cash flows given a specified rate of return.

64.	Price to book ratio is calculated by dividing the current market price of a stock by the book value per share.

65.

Price to earnings (P/E) ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share. Similarly, multiples of earnings and cash flow are means of expressing a company’s stock price relative to its earnings per share or cash flow per share, and are calculated by dividing the current stock price by its earnings per share or cash per share. Forecasted earnings growth is the projected rate that a company’s earnings are estimated to grow in a future period.

66.	Price to sales (P/S) ratio is a tool for calculating a stock’s valuation relative to other companies, calculated by dividing a stock’s current price by its revenue per share.

67.

Price to tangible book value (PTBV) is a valuation ratio expressing the price of a security compared to its hard, or tangible, book value as reported in the company’s balance sheet. The tangible book value number is equal to the company’s total book value less the value of any intangible assets.

68.	Prime is a classification of borrowers, rates, or holdings in the lending market that are considered to be of high quality.

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INDUSTRY TERMS AND DEFINITIONS – (Continued)

69.

Principal only securities are a type of fixed-income security where the holder is only entitled to receive regular cash flows that are derived from incoming principal repayments on an underlying loan pool.

70.	Private market value is the value of a company if each of its parts were independent, publicly traded entities.

71.

Prospective earnings growth ratio (PEG ratio): The projected one-year annual growth rate, determined by taking the consensus forecast of next year’s earnings, less this year’s earnings, and dividing the result by this year’s earnings.

72.

Put writing is a family of options trading strategies that involve the selling of put options to earn premiums. One can either write a covered put or a naked put. Utilizing a combination of covered puts and naked puts, one can also implement the ratio put write, which is a neutral strategy.

73.

Quantitative Easing (QE) is a monetary policy in which a central bank purchases government securities or other securities from the market in order to lower interest rates and increase the money supply.

74.	Return on capital (ROC) is a measure of how effectively a company uses the money (borrowed or owned) invested in its operations. It is calculated by dividing net income by invested capital.

75.

Return on equity (ROE) is a measure of how well a company used reinvested earnings to generate additional earnings. Expressed as a percentage, it is calculated by dividing net worth at the beginning of the period into net income for the period after preferred stock dividends but before common stock dividends.

76.	Return on investment capital (ROIC) is calculated by subtracting dividends from net income and dividing by total capital.

77.	Sequential growth is a measure of a company’s short-term financial performance that compares the results achieved in a recent period to those of the period immediately preceding it.

78.

Sharpe ratio is the measure of a fund’s return relative to its risk. The Sharpe ratio uses standard deviation to measure a fund’s risk-adjusted returns. The higher a fund’s Sharpe ratio, the better a fund’s returns have been relative to the risk it has taken on. Because it uses standard deviation, the Sharpe ratio can be used to compare risk-adjusted returns across all fund categories.

79.	Short (or short position) is the sale of a borrowed security, commodity, or currency with the expectation that the asset will fall in value.

80.

Sortino Ratio is a modification of the Sharpe ratio that differentiates harmful volatility from general volatility by taking into account the standard deviation of negative asset returns, called downside deviation.

81.	A sovereign bond is a debt security issued by a national government.

82.

A special situation is a particular circumstance involving a security that would compel investors to trade the security based on the special situation, rather than the underlying fundamentals of the security or some other investment rationale. A spin-off is an example of a special situation.

83.	Spot price is the current price at which a particular security can be bought or sold at a specified time and place.

84.	Standard deviation is a statistical measure of the historical volatility of a mutual fund or portfolio, usually computed using 36 monthly returns.

85.

Subprime refers to the credit quality of particular borrowers, who have weakened credit histories and a greater risk of loan default than prime borrowers. The market for lenders and borrowers of subprime credit includes the business of subprime mortgages, subprime auto loans and subprime credit cards, as well as various securitization products that use subprime debt as collateral.

86.

Swaps, traditionally, are the exchange of one security for another to change the maturity (bonds), quality of issues (stocks or bonds), or because investment objectives have changed. Recently, swaps have grown to include currency swaps and interest rate swaps.

87.

Swaption (swap option): The option to enter into an interest rate swap. In exchange for an option premium, the buyer gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date.

88.	Tangible Book Value Per Share—TBVPS is a method of valuing a company on a per-share basis by measuring its equity after removing any intangible assets.

89.	Tracking error is the monitoring the performance of a portfolio, usually to analyze the extent to which its price movements conform or deviate from those of a benchmark.

90.

Upside/downside capture is a statistical measure that shows whether a given fund has outperformed—gained more or lost less than—a broad market benchmark during periods of market strength and weakness, and if so, by how much.

91.

Yield Curve: A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. The curve is used to predict changes in economic output and growth.

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INDUSTRY TERMS AND DEFINITIONS – (Continued)

92.	Yield to Maturity is the rate of return anticipated on a bond if it is held until the maturity date.

93.	Yield to Worst is the lowest potential yield that can be received on a callable bond without the issuer actually defaulting.

94.

Z Bonds, or Z Tranches, are the final tranche in a series of mortgage-backed securities, that is the last one to receive payment. Used in some collateralized mortgage obligations (CMO), Z-bonds pay no coupon payments while principal is being paid on earlier bonds.

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TAX INFORMATION – (Unaudited)

For the fiscal year ended December 31, 2020, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

PartnerSelect Equity Fund	100.00%
PartnerSelect International Fund	100.00%
PartnerSelect Oldfield International Value Fund	0.00%
PartnerSelect SBH Focused Small Value Fund	0.00%
PartnerSelect Alternative Strategies Fund	12.24%
PartnerSelect High Income Alternatives Fund	4.37%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2020 was as follows:

PartnerSelect Equity Fund	81.41%
PartnerSelect International Fund	0.00%
PartnerSelect Oldfield International Value Fund	0.00%
PartnerSelect SBH Focused Small Value Fund	0.00%
PartnerSelect Alternative Strategies Fund	10.48%
PartnerSelect High Income Alternatives Fund	4.59%

Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended December 31, 2020.

PartnerSelect Equity Fund	$29,972,413
PartnerSelect International Fund	N/A
PartnerSelect Oldfield International Value Fund	N/A
PartnerSelect SBH Focused Small Value Fund	N/A
PartnerSelect Alternative Strategies Fund	N/A
PartnerSelect High Income Alternatives Fund	$92,108

Additional Information Applicable to Foreign Shareholders Only:

The percent of ordinary dividend distributions for the year ended December 31, 2020, which are designated as interest-related dividends under Internal Revenue Code Section 871 (k)(1)(C) is as follows:

PartnerSelect Equity Fund	N/A
PartnerSelect International Fund	N/A
PartnerSelect Oldfield International Value Fund	N/A
PartnerSelect SBH Focused Small Value Fund	N/A
PartnerSelect Alternative Strategies Fund	92.61%
PartnerSelect High Income Alternatives Fund	N/A

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows (unaudited):

PartnerSelect Equity Fund	100.00%
PartnerSelect International Fund	0.00%
PartnerSelect Oldfield International Value Fund	0.00%
PartnerSelect SBH Focused Small Value Fund	0.00%
PartnerSelect Alternative Strategies Fund	0.00%
PartnerSelect High Income Alternatives Fund	0.00%

For the year ended December 31, 2020, the PartnerSelect International Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from foreign Sourced Income
$415,101	$0.0206	100.00%

Tax Information	163

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TRUSTEE AND OFFICER INFORMATION

Background information for the Trustees and Officers of the Trust is presented below. All Trustees oversee the PartnerSelect Funds. The SAI includes additional information about the Trust’s Trustees and is available, without charge, by calling 1-800-960-0188.

Independent Trustees*

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	#of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Julie Allecta 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596 (born 1946)	Independent Trustee	Open-ended term; served since June 2013	Member of Governing Council and Policy Committee, Independent Directors Council (education for investment company independent directors) since 2014; and Retired Partner, Paul Hastings LLP (law firm) from 1999 to 2009.	6	Forward Funds (4 portfolios); Salient MS Trust (1 portfolio); Salient Midstream & MLP Fund (1 portfolio)
Frederick A. Eigenbrod, Jr., Ph.D. 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596 (born 1941)	Independent Trustee	Open-ended term; served since inception	Vice President, RoutSource Consulting Services (organizational planning and development) since 2002.	6	None
Harold M. Shefrin, Ph.D. 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596 (born 1948)	Independent Trustee	Open-ended term; served since February 2005	Professor, Department of Finance, Santa Clara University since 1979.	6	SA Funds – Investment Trust (10 portfolios)

164	Litman Gregory Funds Trust

Litman Gregory Funds Trust

TRUSTEE AND OFFICER INFORMATION (Continued)

Interested Trustees & Officers

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	#of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/ Officer During Past Five Years
Jeremy DeGroot** 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596 (born 1963)	Chairman of the Board, Trustee and President	Open-ended term; served as Chairman since March 2017, Trustee since December 2008 and President since 2014	Chief Investment Officer of Litman Gregory Asset Management, LLC since 2008; and Co-Chief Investment Officer of Litman Gregory Asset Management, LLC from 2003 to 2008.	6	None
Stephen Savage 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596 (born 1961)	Secretary	Open-ended term; served since 2014	Chief Executive Officer of the Advisor since 2015; Managing Partner of the Advisor since 2010; Partner of the Advisor since 2003.	N/A	None
John Coughlan 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596 (born 1956)	Treasurer and Chief Compliance Officer	Open-ended term; served as Treasurer since inception, and as Chief Compliance Officer since September 2004	Chief Operating Officer and Chief Compliance Officer of the Advisor since 2004.	N/A	None

*	Denotes Trustees who are not “interested persons” of the Trust, as such term is defined under the 1940 Act (the “Independent Trustees”).

**	Denotes Trustees who are “interested persons” of the Trust, as such term is defined under the 1940 Act, because of their relationship with the Advisor (the “Interested Trustees”).

In addition, Jack Chee, Rajat Jain and Jason Steuerwalt, each a Portfolio Manager and Senior Research Analyst at the Advisor, are each an Assistant Secretary of the Trust.

Trustee and Officer Information	165

Privacy Notice

The Funds may collect non-public personal information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as required or permitted by applicable law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to our employees who need to know that information to provide products and services to you and to the employees of our affiliates. We also may disclose that information to non-affiliated third parties (such as to brokers or custodians) only as permitted or required by applicable law and only as needed for us to provide agreed services to you.

We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Funds through a financial intermediary, such as a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

166	Litman Gregory Funds Trust

Advisor:

Litman Gregory Fund Advisors, LLC

1676 N. California Blvd., Suite 500

Walnut Creek, CA 94596

Distributor:

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Transfer Agent:

DST Asset Manager Solutions, Inc.

P.O. Box 219922

Kansas City, MO 64121-9922

1-800-960-0188

For Overnight Delivery:

PartnerSelect Funds

C/O DST Asset Manager Solutions, Inc.

330 W. 9th Street

Kansas City, MO 64105

Investment Professionals:

Registered Investment Advisors, broker/dealers, and other investment professionals may contact Fund Services at 1-925-254-8999.

Prospectus:

To request a current prospectus, statement of additional information, or an IRA application, call
1-800-960-0188.

Shareholder Inquiries:

To request action on your existing account, contact the Transfer agent, DST Asset Manager Solutions, Inc., at 1-800-960-0188, from 9:00 a.m. to 6:00 p.m. eastern time, Monday through Friday.

24-Hour Automated Information:

For access to automated reporting of daily prices, account balances and transaction activity, call
1-800-960-0188, 24 hours a day, seven days a week. Please have your Fund number (see below) and account number ready in order to access your account information.

Information:

Fund	Symbol	CUSIP	Fund Number
Equity Fund	MSEFX	53700T108	305
International Fund	MSILX	53700T207	306
Oldfield International Value Fund	POIVX	53700T843	2966
SBH Focused Small Value Fund	PFSVX	53700T850	2965
Alternative Strategies Fund
Institutional Class	MASFX	53700T801	421
Investor Class	MASNX	53700T884	447
High Income Alternatives Fund	MAHIX	53700T876	1478

Website:

www.partnerselectfunds.com

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.

The registrant has not made any amendments to its code of ethics during the period covered by this report.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-960-0188.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees (the “board”) has determined that Harold M. Shefrin, the Chairman of the board’s audit committee, is the “audit committee financial expert” and Mr. Shefrin has been deemed to be “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	Cohen & Company, Ltd.	Cohen & Company, Ltd.
	FYE 12/31/2020	FYE 12/31/2019
Audit Fees	$185,725	$166,025
Audit-Related Services	$0	$0
Tax Fees	$30,100	$25,600
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by the principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Cohen & Company, Ltd.	Cohen & Company, Ltd.
	FYE 12/31/2020	FYE 12/31/2019
Audit-Related Services	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc. — not sub-adviser) for the last two years. The audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

	Cohen & Company, Ltd.	Cohen & Company, Ltd.
Non-Audit Related Fees	FYE 12/31/2020	FYE 12/31/2019
Registrant	$4,600	$4,400
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

Item 6. Investments.

(a) The complete Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board since the registrant last provided disclosure in response to this Item 10.

Item 11. Controls and Procedures.

(a) The registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported timely and made known to them by others within the registrant and by the registrant’s service provider.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Not applicable because the Code of Ethics is provided free of charge, upon request, as described in Item 2 of this Form N-CSR.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

(a)(3) Not applicable to open-end investment companies.

(a)(4) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LITMAN GREGORY FUNDS TRUST

By:	/s/ Jeremy L. DeGroot
Jeremy L. DeGroot
President and Chief Executive Officer

Date:	March 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeremy L. DeGroot
Jeremy L. DeGroot
President and Chief Executive Officer

Date:	March 4, 2021

By:	/s/ John M. Coughlan
John M. Coughlan
Treasurer and Principal Financial Officer

Date:	March 4, 2021